SCHEDULE 14A

Information Required in Proxy Statement

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐          Preliminary Proxy Statement
☐          Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑          Definitive Proxy Statement
☐          Definitive Additional Materials
☐          Soliciting Material Pursuant to § 240.14a-12

NORTEL NETWORKS CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

April 29, 2005

Dear Shareholder:

On behalf of the board of directors and the management of Nortel Networks Corporation, I invite you to attend our combined 2004 and 2005 annual meeting of shareholders. The meeting will be held at the Toronto Congress Centre, Halls A, B and C, 650 Dixon Road, Toronto, Ontario at 10:00 a.m. (local time) on June 29, 2005. We have enclosed the notice of meeting, proxy circular and proxy statement, and form of proxy for the meeting.

We want all shareholders to be represented at the meeting. If you are unable to attend the meeting, please complete, date, and sign the form of proxy, and return it in the enclosed envelope or by facsimile. Alternatively, you can communicate your voting instructions over the Internet by following the instructions contained in the enclosed proxy circular and proxy statement. Even if you plan to attend the meeting, you can conveniently express your views in advance by returning a completed form of proxy or by voting over the Internet.

We look forward to seeing you at the meeting.

Yours truly,

/s/ L.R. WILSON

L.R. Wilson

8200 Dixie Road, Suite 100
Brampton ON L6T 5P6 · Canada

Notice of Combined 2004 and 2005
Annual Meeting of Shareholders of
Nortel Networks Corporation

NOTICE IS HEREBY GIVEN that a combined 2004 and 2005 annual meeting of shareholders of Nortel Networks Corporation (or the Company) will be held at the Toronto Congress Centre, Halls A, B and C, 650 Dixon Road, Toronto, Ontario at 10:00 a.m. (local time) on June 29, 2005, for the following purposes:

(1)	to receive the Company’s audited consolidated financial statements for the years ended December 31, 2003 and December 31, 2004, and the related reports of the auditors;

(2)	to elect the Company’s directors;

(3)	to appoint Deloitte & Touche LLP as the Company’s independent auditors;

(4)	to consider and, if deemed appropriate, adopt, with or without variation, a resolution (the full text of which is reproduced as Schedule A to the accompanying proxy circular and proxy statement) to approve the adoption of the Nortel Global Stock Purchase Plan, Nortel U.S. Stock Purchase Plan and Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program;

(5)	to consider and, if deemed appropriate, adopt, with or without variation, a resolution (the full text of which is reproduced as Schedule B to the accompanying proxy circular and proxy statement) to approve the adoption of the Nortel 2005 Stock Incentive Plan;

(6)	to consider the eleven shareholder proposals set forth in Schedule C to the accompanying proxy circular and proxy statement; and

(7)	to transact such other business as may properly be brought before the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Gordon A. Davies
Corporate Secretary
Nortel Networks Corporation
Brampton, Ontario
April 29, 2005

YOU ARE INVITED TO VOTE BY COMPLETING, DATING AND SIGNING THE ENCLOSED FORM OF PROXY AND RETURNING IT BY MAIL IN THE ENCLOSED ENVELOPE OR BY FACSIMILE, OR BY FOLLOWING THE INSTRUCTIONS FOR VOTING OVER THE INTERNET IN THE ACCOMPANYING PROXY CIRCULAR AND PROXY STATEMENT. A VOTE BY PROXY WILL BE COUNTED IF IT IS COMPLETED PROPERLY AND IS RECEIVED BY OUR TRANSFER AGENT NO LATER THAN 10:00 A.M. EASTERN DAYLIGHT SAVING TIME ON JUNE 28, 2005. THE TRANSFER AGENT’S ADDRESS IS: COMPUTERSHARE TRUST COMPANY OF CANADA, 100 UNIVERSITY AVENUE, 9TH FLOOR, TORONTO, ONTARIO, CANADA M5J 2Y1.

PROXY CIRCULAR AND PROXY STATEMENT

Nortel Networks Corporation
8200 Dixie Road, Suite 100
Brampton ON L6T 5P6 · Canada

PROXY CIRCULAR AND PROXY STATEMENT

SOLICITATION AND REVOCATION OF PROXIES

     THIS SOLICITATION IS BEING MADE BY THE MANAGEMENT AND THE BOARD OF DIRECTORS OF NORTEL NETWORKS CORPORATION (or the Company) IN CONNECTION WITH THE COMPANY’S COMBINED 2004 AND 2005 ANNUAL MEETING OF SHAREHOLDERS (or the Meeting). WE WANT ALL OF THE COMPANY’S SHAREHOLDERS TO VOTE AT THE MEETING. THE MEETING WILL BE HELD AT THE TORONTO CONGRESS CENTRE, HALLS A, B AND C, 650 DIXON ROAD, TORONTO, ONTARIO AT 10:00 A.M. (LOCAL TIME) ON JUNE 29, 2005. WE HAVE ENCLOSED A FORM OF PROXY THAT WE ARE SOLICITING AND THAT YOU CAN USE FOR VOTING AT THE MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS OF THE MEETING.

     Due to the need to restate the Company’s consolidated financial statements for the years ended December 31, 2002 and 2001 and for each of its first three quarterly periods in 2003, and the resulting delay in completing the Company’s consolidated financial statements for the years ended December 31, 2003 and 2004 and related auditors’ reports thereon, the Company had to postpone its 2004 annual shareholders’ meeting. Accordingly, the meeting for which this solicitation is being made has been called as a combined 2004 and 2005 annual meeting of shareholders.

     We may solicit proxies by telephone, facsimile, e-mail, or mail. Nortel has retained Innisfree M&A Incorporated, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the meeting for a fee of approximately $20,000 plus additional charges related to telephone calls and other services. The Company will pay the cost for such solicitation. Directors and/or employees of the Company may conduct personal solicitations. Directors and employees will not receive any additional compensation for such activity. The Company will, upon request, pay brokers and certain other persons who hold the Company’s common shares for others, their reasonable expenses for sending proxy materials to the beneficial owners of the Company’s common shares. The principal executive offices of the Company are located at 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6.

     THREE OF OUR CURRENT DIRECTORS AND OFFICERS ARE NAMED AS YOUR PROXYHOLDERS AT THE MEETING ON THE ENCLOSED FORM OF PROXY. YOU MAY APPOINT A DIFFERENT PERSON OR COMPANY (WITH APPROPRIATE DOCUMENTATION), WHO DOES NOT HAVE TO BE A SHAREHOLDER, AS YOUR PROXYHOLDER AT THE MEETING BY INSERTING THE NAME OF YOUR CHOSEN PROXYHOLDER IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE. YOU CAN ALSO PREPARE YOUR OWN PROXY PROVIDED THAT IT IS IN THE PROPER FORM. IF YOU PREPARE YOUR OWN PROXY, IT MUST BE IN WRITING AND MUST BE SIGNED BY YOU OR BY YOUR ATTORNEY WHOM YOU HAVE AUTHORIZED IN WRITING.

     YOU MAY REVOKE A PROXY GIVEN BY YOU. A REVOCATION MUST BE IN WRITING AND MUST BE SIGNED BY YOU OR YOUR ATTORNEY WHOM YOU HAVE AUTHORIZED IN WRITING OR IN ANY OTHER MANNER PERMITTED BY LAW. REVOCATIONS SHOULD BE DELIVERED TO THE ATTENTION OF THE CORPORATE SECRETARY AT THE COMPANY’S PRINCIPAL EXECUTIVE OFFICES AT 8200 DIXIE ROAD, SUITE 100, BRAMPTON, ONTARIO, CANADA L6T 5P6, OR TO COMPUTERSHARE TRUST COMPANY OF CANADA, 100 UNIVERSITY AVENUE, 9TH FLOOR, TORONTO, ONTARIO, CANADA M5J 2Y1, ATTENTION: PROXY DEPARTMENT, NO LATER THAN 10:00 A.M. EASTERN DAYLIGHT SAVING TIME ON JUNE 28, 2005, OR TO THE CHAIRMAN OF THE MEETING ON THE MEETING DAY, BUT BEFORE THE START OF THE MEETING.

     All dollar amounts in this document are in United States dollars unless otherwise stated. As used in this document, “Nortel” refers to the Company or the Company and its subsidiaries, as applicable. All information contained in this document is as of April 25, 2005 unless otherwise indicated.

     The notice of meeting, this document, and the form of proxy will be mailed commencing on or about May 9, 2005 to registered holders of the Company’s common shares as at the close of business on May 2, 2005, the record date for the meeting.

     Three persons present in person and representing in their own right, or by proxy, or as the duly authorized representative of any shareholder that is a body corporate or association, not less than ten percent in number of the outstanding shares of the Company carrying voting rights at the meeting will constitute a quorum for the meeting.

VOTING OF PROXIES

Registered Shareholders

     If you are a registered shareholder, there are two methods by which you can vote your common shares at the meeting, namely in person at the meeting or by proxy. If you wish to vote in person at the meeting, do not complete or return the form of proxy included with this document. Your vote will be taken and counted at the meeting. If you do not wish to attend the meeting or do not wish to vote in person, properly complete and deliver a form of proxy and the common shares represented by your proxy will be voted or withheld/abstained from voting, in accordance with your instructions as indicated in your form of proxy, on any ballot that may be called at the meeting.

     As a registered shareholder, you may vote by proxy by one of the following three methods: (i) mail; (ii) facsimile; and (iii) the Internet. The methods for using each of these procedures are described below.

     Voting By Mail. You may vote by mail by completing, dating and signing the enclosed form of proxy and returning it using the envelope provided. The form of proxy must be received by Computershare Trust Company of Canada, the Company’s transfer agent, no later than 10:00 a.m. Eastern Daylight Saving Time on June 28, 2005.

     Voting By Facsimile. You may vote by facsimile by completing, dating and signing the enclosed form of proxy and returning it by facsimile to Computershare Trust Company of Canada at 1-866-249-7775 (toll free within Canada and the United States) or 416-263-9524 (outside Canada and the United States). The form of proxy must be received no later than 10:00 a.m. Eastern Daylight Saving Time on June 28, 2005.

     Internet Voting. You may vote over the Internet by accessing www.nortel.com/shareholders and following the proxy login and voting procedures described for our meeting. The enclosed form of proxy (or if you have previously consented to electronic delivery by e-mail, the e-mail notice provided to you) contains certain information required for the internet voting process. Detailed voting instructions will then be conveyed electronically over the Internet to those who have completed the login procedure. You may vote (and revoke a previous vote) over the Internet at any time before 10:00 a.m. Eastern Daylight Saving Time on June 28, 2005.

     A proxy must be in writing and must be executed by you as registered shareholder or by your attorney authorized in writing or, if the registered shareholder is a corporation or other legal entity, by an authorized officer or attorney.

     If you complete and return a blank form of proxy, your shares will be voted: (i) in favour of the persons we nominate for director; (ii) in favour of the appointment of Deloitte & Touche LLP as the Company’s independent auditors; (iii) in favour of the resolution to adopt the Company’s stock purchase plans; (iv) in favour of the resolution to adopt the Company’s 2005 stock incentive plan; and (v) against each of the eleven shareholder proposals set forth in Schedule C hereto.

     The person to whom you give your proxy will decide how to vote on amendments or variations to the matters of business described above and on any additional or different matters that may properly come up for a vote at the meeting. We are not aware of any such amendment, variation or additional or different matters.

     For the purpose of voting by proxy, proxies marked as “WITHHOLD/ABSTAIN” will be treated as present for the purpose of determining a quorum but will not be counted as having been voted in respect of any matter to which the instruction to “WITHHOLD/ABSTAIN” is indicated.

     Computershare Trust Company of Canada, the Company’s transfer agent, will deal with proxies received by it in a way that preserves the confidentiality of your individual votes. However, the Company will have access to proxies as necessary to meet applicable legal requirements, including in the event of a proxy contest, or in the event a shareholder has made a written comment or submitted a question on the form of proxy.

Beneficial Shareholders

     Your common shares may not be registered in your name but in the name of an intermediary (which is usually a bank, trust company, securities dealer or broker, or a clearing agency in which an intermediary participates). If your common shares are registered in the name of an intermediary, you are a non-registered, or beneficial, shareholder.

     The Company has distributed copies of this document to intermediaries for distribution to our beneficial shareholders. Unless you have waived your rights to receive these materials, intermediaries are required to deliver them to you as a beneficial shareholder of the Company and to seek your instructions as to how to vote your shares. Often, intermediaries will use a service company (such as ADP Investor Communications) to forward these meeting materials to beneficial shareholders.

     If your intermediary is registered with ADP Investor Communications, which has been retained by the Company to manage Internet voting by beneficial shareholders, you may vote over the Internet by initially accessing www.nortel.com/shareholders and following the instructions for accessing proxy login and voting procedures described for our meeting.

     Alternatively, beneficial shareholders who receive meeting materials will typically be given the ability to provide voting instructions in one of two ways. Usually, a beneficial shareholder that does not access the Internet voting procedure described above will be given a voting instruction form which must be completed and signed by the beneficial shareholder in accordance with the instructions provided by the intermediary. In this case, you cannot use the mechanisms described above and must follow the instructions provided by the intermediary (which in some cases may allow the completion of the voting instruction form by telephone or on the intermediary’s Internet website). Occasionally, however, a beneficial shareholder may be given a form of proxy that has already been signed by the intermediary. This form of proxy is restricted to the number of shares owned by the beneficial shareholder but is otherwise not completed. This form of proxy does not need to be signed by you as the beneficial shareholder. In this case, you can complete the form of proxy and vote by mail or facsimile only, as described above.

     The purpose of these procedures is to allow beneficial shareholders to direct the voting of the shares that they own but that are not registered in their name. Should a beneficial shareholder who receives either a form of proxy or a voting instruction form wish to attend and vote at the meeting in person (or have another person attend and vote on their behalf), the beneficial shareholder should strike out the persons named in the form of proxy as the proxy holder and insert the beneficial shareholder’s (or such other person’s) name in the blank space provided or, in the case of a voting instruction form, follow the corresponding instructions provided by the intermediary. In all cases, beneficial shareholders should carefully follow the instructions provided by the intermediary.

     Proxies returned by intermediaries as “non-votes” because the intermediary has not received instructions from the beneficial shareholder with respect to the voting of certain shares or, under applicable stock exchange or other rules, the intermediary does not have the discretion to vote those shares on one or more of the matters that come before the meeting, will be treated as not entitled to vote on any such matter and will not be counted as having been voted in respect of any such matter. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum for the meeting.

ELECTRONIC ACCESS TO PROXY-RELATED MATERIALS
AND ANNUAL AND QUARTERLY REPORTS

     We offer both our registered and beneficial shareholders the opportunity to view future proxy circulars and proxy statements, annual reports and quarterly reports through the Internet instead of receiving paper copies in the mail. You can choose this option at any time in the future by enrolling in the electronic proxy delivery service by accessing www.nortel.com/shareholders and following the instructions. Should you decide to take advantage of this option, you will receive an e-mail providing information on accessing proxy circulars and proxy statements as well as annual and quarterly reports. You need not make an election annually to receive electronic delivery as your initial election will remain in effect until you advise us that you no longer wish to access the materials electronically.

VOTING SHARES

     On April 25, 2005, 4,268,236,086 common shares of the Company were issued and outstanding. Each common share entitles the holder to one vote. Only registered holders of common shares of the Company as at the close of business on May 2, 2005 are entitled to receive the notice of meeting and to vote at the meeting.

     We are not aware of any person who, as of April 25, 2005, beneficially owned or exercised control or direction over more than five percent of the Company’s common shares.

FINANCIAL STATEMENTS AND AUDITORS’ REPORTS

     At the meeting, we will submit to you the Company’s consolidated financial statements for each of the years ended December 31, 2003 and December 31, 2004, and the related reports of our auditors. No vote will be taken regarding the financial statements.

SHAREHOLDER PROPOSALS FOR THE COMPANY’S 2006 ANNUAL MEETING

     If you want to propose any matter for a vote by the Company’s shareholders at the Company’s 2006 annual meeting, you must send your proposal to the Company at the following address: Corporate Secretary, Nortel Networks Corporation, 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6. The Company may omit your proposal from next year’s proxy circular and proxy statement under applicable United States securities laws if it is not received by the Company’s Corporate Secretary at the address noted above by January 8, 2006 and may omit your proposal from next year’s proxy circular and proxy statement under applicable Canadian corporate law if it is not received by the Company’s Corporate Secretary at the address noted above by January 28, 2006.

ELECTION OF DIRECTORS

     The Company’s articles permit the Company to have between three and 15 directors, with the actual number of directors determined by the board of directors. We have resolved to have 12 directors effective upon the election of the directors at the meeting. Directors are elected at the annual meeting of shareholders, except that we can appoint directors in certain circumstances between annual meetings. Each person who is appointed or elected to the board of directors will hold that position until the earliest of: (i) the close of the next annual meeting of shareholders; (ii) the date he or she ceases to be a director by operation of law; or (iii) the date he or she resigns.

     The committee on directors and the board of directors of the Company remain committed to ensuring an orderly succession, continuity and renewal. This process was commenced in 2003 and resulted in the appointment of Dr. Manfred Bischoff and The Hon. John P. Manley in the second quarter of 2004. On January 10, 2005, the committee on directors advised the board of directors that five of the current directors had decided not to stand for re-election at the next annual shareholders’ meeting. These directors and the year of their initial election to the board of directors are: Lynton R. Wilson (1991), L. Yves Fortier (1992), Sherwood H. Smith (1994), Guylaine Saucier (1997) and The Hon. James J. Blanchard (1997). Additionally, on January 10, 2005, the board of directors of the Company appointed Richard D. McCormick and Harry J. Pearce directors of the Company effective immediately after the filing with the United States Securities and Exchange Commission, or SEC, of the Annual Report on Form 10-K of the Company for the year ended December 31, 2003 (NNC 2003 Form 10-K). As a result of the filing of the NNC 2003 Form 10-K, the appointments of Messrs. McCormick and Pearce became effective on January 11, 2005. The board of directors of Nortel Networks Limited, the Company’s principal operating subsidiary, also appointed Messrs. McCormick and Pearce directors of Nortel Networks Limited, effective immediately after the filing with the SEC of the Annual Report on Form 10-K of Nortel Networks Limited for the year ended December 31, 2003 (NNL 2003 Form 10-K). In addition, on January 17, 2005, the boards of directors of the Company and Nortel Networks Limited appointed Messrs. McCormick and Pearce to the joint leadership resources committee of the Company and Nortel Networks Limited, effective immediately after the filing of the NNL 2003 Form 10-K. As a result of the filing of the NNL 2003 Form 10-K, the appointment of Messrs. McCormick and Pearce as directors of Nortel Networks Limited and as members of the joint leadership resources committee of the Company and Nortel Networks Limited became effective on January 18, 2005.

     Under the Company’s articles, in order for a nominee to be elected as a director, at least two-thirds of the votes attaching to the shares represented in person or by valid proxy at the meeting and entitled to vote for directors must be voted in the nominee’s favour. If you withhold your vote for a nominee, that will have the same effect as voting against the nominee. The results of the election of directors at the meeting will be determined and certified by the scrutineers for the meeting.

     The Company’s board of directors held 34 meetings in 2004 and 20 meetings in 2003. Committees of the board of directors altogether held 72 meetings in 2004 and 39 meetings in 2003. In each of 2004 and 2003, each director attended 75 percent or more of the combined meetings of the board of directors and the committees of the board of directors on which such director served, with the exception of Mr. Fortier who, in 2004 due to medical reasons, attended 67 percent of the Company’s board and committee meetings, and 62 percent of Nortel Networks Limited’s board and committee meetings. A detailed record of attendance by directors at meetings of the board and its committees during 2004 and 2003 is set out under “Summary of Director Attendance”. The Company’s directors are also the directors of Nortel Networks Limited and meetings of the boards of directors are generally held as combined meetings of the board of directors of the Company and Nortel Networks Limited.

     IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY, YOUR SHARES WILL BE VOTED FOR THE NOMINEES LISTED BELOW, UNLESS YOU SPECIFICALLY INDICATE OTHERWISE FOR ANY OR ALL OF THOSE NOMINEES ON THE FORM OF PROXY. ALL OF THE NOMINEES, EXCEPT MS. JALYNN H. BENNETT, THE HONORABLE JAMES B. HUNT, JR., DR. MANFRED BISCHOFF, THE HONOURABLE JOHN P. MANLEY, JOHN A. MacNAUGHTON, RICHARD D. McCORMICK AND HARRY J. PEARCE WHO ARE STANDING FOR ELECTION FOR THE FIRST TIME, WERE PREVIOUSLY ELECTED BY THE SHAREHOLDERS OF THE COMPANY AS DIRECTORS OF THE COMPANY. RONALD W. OSBORNE WAS PREVIOUSLY A DIRECTOR FROM APRIL 1996 TO SEPTEMBER 1997.

     IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY AND ANY OF THE NOMINEES LISTED ON THE FORM OF PROXY IS FOR ANY REASON UNAVAILABLE TO SERVE, YOUR PROXYHOLDER AT THE MEETING MAY CHOOSE TO VOTE FOR ANOTHER QUALIFIED NOMINEE. WE HAVE NO REASON TO BELIEVE THAT ANY NOMINEE WILL BE UNAVAILABLE TO SERVE.

     Set out below is certain information concerning the individuals who have been nominated to be elected as directors of the Company at the meeting and certain information concerning the five of our current directors who are not standing for re-election at the meeting. For a description of the responsibilities of the committees of the boards of directors of the Company and Nortel Networks Limited, and a roster of the members of those committees, see “Joint Corporate Governance Report of Nortel Networks Corporation and Nortel Networks Limited”.

Name	Age	Position with the Company
Jalynn H. Bennett	62	Nominee

Dr. Manfred Bischoff	63	Director

The Hon. James Johnston Blanchard	62	Director (not standing for re-election)

Robert Ellis Brown	60	Director

John Edward Cleghorn	63	Director

L. Yves Fortier	69	Director (not standing for re-election)

The Hon. James B. Hunt Jr.	67	Nominee

Robert Alexander Ingram	62	Director

John Alan MacNaughton	60	Nominee

The Hon. John Paul Manley	55	Director

Richard David McCormick	64	Director

Ronald Walter Osborne	58	Nominee

William Arthur Owens	64	Vice-Chairman and Chief Executive Officer and Director

Harry Jonathan Pearce	62	Director

Name	Age	Position with the Company
Guylaine Saucier	58	Director (not standing for re-election)

Sherwood Hubbard Smith, Jr.	70	Director (not standing for re-election)

Lynton Ronald Wilson	65	Chairman (non-executive) and Director (not standing for re-election)

JALYNN H. BENNETT, C.M., 62, Toronto, Ontario, Canada, has been nominated for election is a director of the Company and Nortel Networks Limited for the first time. Mrs. Bennett is President of Jalynn H. Bennett and Associates Ltd., a consulting firm in strategic planning and organizational development in both the public and private sectors. Prior to establishing that firm, Mrs. Bennett was associated for nearly 25 years with The Manufacturers Life Insurance Company. Mrs. Bennett is currently a director of the Canadian Imperial Bank of Commerce, Cadillac Fairview Corporation Limited and Teck Cominco Ltd. She is also a director of The Hospital for Sick Kids Foundation; a member of the Lawrence National Centre for Policy and Management Advisory Council, Richard Ivey School of Business; and a Member of the Canada Millennium Scholarship Foundation. She is a past Commissioner of the Ontario Securities Commission and was a member of the Toronto Stock Exchange, Canadian Stock Exchange and the Canadian Institute of Chartered Accountants’ Joint Committee on Corporate Governance (The Saucier Committee).

DR. MANFRED BISCHOFF, 63, Starnberg, Federal Republic of Germany, has been a director of the Company and Nortel Networks Limited since April 29, 2004. Dr. Bischoff has been Chairman of the Board of European Aeronautic Defence and Space Company EADS N.V., an aerospace company, since July 2000, and Delegate for Aerospace of DaimlerChrysler AG, an automotive company, since January 2004. Previously, Dr. Bischoff was a member of the Board of Management of DaimlerChrysler AG from May 1995 to December 2003 and President and Chief Executive Officer of DaimlerChrysler Aerospace AG from May 1995 to March 2000. He is also a member of the Supervisory Board of Bayerische Hypo-und Vereinsbank AG, Fraport AG, Gerling-Konzern Versicherungs-Beteiligungs-AG, J.M. Voith AG, Royal KPN N.V. and SMS GmbH.

ROBERT ELLIS BROWN, 60, Westmount, Québec, Canada, has been a director of the Company since March 7, 2000 and of Nortel Networks Limited since April 27, 2000. Mr. Brown has been President and Chief Executive Officer of CAE Inc., a flight training, services and equipment company, since August 2004 and has been a director of ACE Aviation Holdings Inc., the parent holding company under which the reorganized Air Canada is held, since October 2004. After being appointed a director of Air Canada, a commercial airline company, in March 2003, he served as Vice-Chairman of the Board from April 2003 to May 2003 and Chairman of the Board from May 2003 to September 2004. On April 1, 2003, Air Canada obtained an initial order from the Ontario Superior Court of Justice providing creditor protection under the Companies Creditors Arrangement Act, such order being subsequently amended in connection with the proceedings. On April 1, 2003, Air Canada also made a concurrent petition for recognition and ancillary relief under Section 304 of the United States Bankruptcy Code. Air Canada successfully completed its restructuring process and emerged from creditor protection in September 2004. Mr. Brown served as a Director and Chairman of the Board of Air Canada during its restructuring. Mr. Brown has been the Chairman of Vanguard Response Systems Inc. since November 2003. Mr. Brown was the President and Chief Executive Officer of Bombardier Inc. from February 1999 to December 2002.

JOHN EDWARD CLEGHORN, O.C., F.C.A., 63, Toronto, Ontario, Canada, has been a director of the Company and of Nortel Networks Limited since May 24, 2001. Mr. Cleghorn was Chairman and Chief Executive Officer of the Royal Bank of Canada from January 1995 to July 2001. He is also Chairman of the Board of SNC–Lavalin Group Inc., an engineering and construction company, and a director of Canadian Pacific Railway Company, Canadian Pacific Railway Limited, Finning International Inc. and Molson Coors Brewing Company. He is Chancellor Emeritus of Wilfrid Laurier University, Member of the Faculty of Management International Advisory Board, McGill University and is the Immediate Past Chairman and a director of the Historica Foundation of Canada.

THE HON. JAMES B. HUNT, JR., 67, Raleigh, North Carolina, United States has been nominated for election is a director of the Company and Nortel Networks Limited for the first time. Mr. Hunt has been a member of the law firm of Womble Carlyle Sandridge & Rice, PLLC, since 2001. Prior to that, he was Governor of North Carolina for four terms, 1977 to 1985 and 1993 to 2001, where he established the Microelectronics Center of North Carolina, the N.C. Biotechnology Center and the N.C. School of Science and Mathematics. He founded and chaired the National Board for Professional Teaching Standards and currently chairs the National Center for Public Policy and Higher Education, the Hunt Institute for Educational Leadership and Policy, and the Institute for Emerging Issues. Mr. Hunt is a trustee of the Carnegie Corporation of New York and is a director of BioSignia, Inc.

ROBERT ALEXANDER INGRAM, 62, Durham, North Carolina, United States, has been a director of the Company since March 7, 2000 and of Nortel Networks Limited since April 29, 1999. Mr. Ingram has been Vice-Chairman Pharmaceuticals of GlaxoSmithKline plc, a corporation involved in the research, development, manufacturing and sale of pharmaceuticals, since January 2003. Mr. Ingram was the Chief Operating Officer and President, Pharmaceutical Operations of GlaxoSmithKline plc from January 2001 to January 2003. He was Chief Executive of Glaxo Wellcome plc from October 1997 to December 2000 and Chairman of Glaxo Wellcome Inc., Glaxo Wellcome plc’s United States subsidiary, from January 1999 to December 2000. Mr. Ingram is also non-executive Chairman of the Board of OSI Pharmaceuticals, Inc., a biotechnology company, and a director of Allergan, Inc., Edwards Lifesciences Corporation, Lowe’s Companies, Inc., Misys plc, VALEANT Pharmaceuticals International and Wachovia Corporation.

JOHN ALAN MacNAUGHTON, C.M., 60, Toronto, Ontario, Canada, has been nominated for election as a director of the Company and Nortel Networks Limited for the first time. Mr. MacNaughton served as President and Chief Executive Officer of the Canada Pension Plan Investment Board, a Crown Corporation created by an Act of Parliament in 1997 to invest the assets of the Canada Pension Plan, from September 1999 to January 2005. Prior to September 1999, he served as President of Nesbitt Burns Inc., the investment banking arm of Bank of Montreal, from September 1994 to March 1999. Mr. MacNaughton is a Trustee of the University Health Network, an academic health science centre. He is a Governor of CCAF-FCVI Inc., a research and education foundation focused on governance, accountability, management and audit in the public sector.

THE HON. JOHN P. MANLEY, 55, Ottawa, Ontario, Canada, has been a director of the Company and Nortel Networks Limited since May 26, 2004. Mr. Manley has been a senior counsel at the law firm of McCarthy Tétrault LLP since May 2004. Mr. Manley was previously the Member of Parliament for Ottawa South from November 1988 to June 2004 and Chairman of the Ontario Power Generation Review Committee, which was responsible for reviewing the state of the energy system of Ontario, from December 2003 to March 2004. As a Member of Parliament, Mr. Manley also held various positions in the Canadian federal government, including Deputy Prime Minister of Canada from January 2002 to December 2003, Minister of Finance from June 2002 to December 2003, Chair of the Cabinet Committee on Public Security and Anti-Terrorism from October 2001 to December 2003, Minister of Foreign Affairs from October 2000 to January 2002 and Minister of Industry prior thereto. Mr. Manley is also a director of Canadian Imperial Bank of Commerce.

RICHARD DAVID McCORMICK, 64, Denver, Colorado, United States, has been director of the Company since January 11, 2005 and a director of Nortel Networks Limited since January 18, 2005. He served as Chairman of US WEST, Inc., a telecommunications company, from June 1998 until his retirement in May 1999. He was chairman, president and chief executive officer of US WEST, Inc. from 1992 until 1998. He is also a director of HealthTrio Inc., United Technologies Corporation, Unocal Corporation and Wells Fargo and Company. From 1994 to 2003, Mr. McCormick was also a director of UAL Corporation, the parent holding company and sole shareholder of United Air Lines, Inc. On December 9, 2002, UAL Corporation, United Air Lines, Inc. and 26 direct and indirect wholly owned subsidiaries of UAL Corporation filed voluntary petitions to reorganize their businesses under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division.

RONALD WALTER OSBORNE, 58, of Toronto, Ontario, Canada, was a director of Nortel Networks Limited (formerly known as Northern Telecom Limited) from April 1996 to September 1997. Mr. Osborne was President and Chief Executive Officer of Ontario Power Generation, an electricity generating company, from 1998 to 2003. Mr. Osborne held various positions with the BCE group, a group of communications companies, from 1995 to 1998, including President and Chief Executive Officer of Bell Canada. Mr. Osborne is also a director of Massachusetts Financial Services Company, Torstar Corporation, Sun Life Financial Inc., St. Lawrence Cement Group Inc. and Shell Canada Limited, and is a member of the board of governors of Roy Thomson Hall and is a trustee of RioCan (Real Estate Investment Trust). Mr. Osborne also served as a director of Air Canada from 1999 until his resignation in September 2004. On April 1, 2003, Air Canada obtained an initial order from the Ontario Superior Court of Justice providing creditor protection under the Companies Creditors Arrangement Act, such order being subsequently amended in connection with the proceedings. On April 1, 2003, Air Canada also made a concurrent petition for recognition and ancillary relief under Section 304 of the United States Bankruptcy Code. Air Canada successfully completed its restructuring process and emerged from creditor protection in September 2004.

WILLIAM ARTHUR OWENS, 64, Kirkland, Washington, United States, has been a director of the Company and of Nortel Networks Limited since February 28, 2002. Mr. Owens became Vice-Chairman and Chief Executive Officer of the Company and Nortel Networks Limited on March 14, 2005 and, prior thereto, had been President and Chief Executive Officer of the Company and of Nortel Networks Limited since April 2004. Mr. Owens was Chairman and Chief Executive Officer of Teledesic LLC, a satellite communications company, from December 2001 to April 2004, after having served as Vice Chairman and Co-Chief Executive Officer from August 1998 to December 2001. Mr. Owens was Vice-Chairman of the Board of Directors of Science Applications International Corporation (or SAIC), a research and engineering firm representing the largest employee-owned high technology company in the United States, from March 1996 to August 1998, and served as SAIC’s President and Chief Operating Officer from December 1996 to August 1998 and Vice-President from March 1996 to December 1996. Prior to joining SAIC, Mr. Owens was Vice Chairman of the Joint Chiefs of Staff, the second-ranking military officer in the United States. As part of his role with the Joint Chiefs of Staff, he had responsibility for the reorganization and restructuring of the armed forces in the post-Cold War era. Mr. Owens is also a director of DaimlerChrysler AG and a private investment firm AEA Investments LLC. Mr. Owens also sits on three philanthropic boards. Mr. Owens was the Chairman and founder of a private five-state wireless telecommunication venture. Mr. Owens was also a director of IFusion Com Corporation, a company involved in developing Internet services and systems, for approximately one year, his tenure ending in March 1997. On March 28, 1997, IFusion Com Corporation filed a voluntary petition to reorganize its businesses under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York, United States.

HARRY JONATHAN PEARCE, 62, Bloomfield Hills, Michigan, United States, has been a director of the Company since January 11, 2005 and a director of Nortel Networks Limited since January 18, 2005. He was Chairman of the Board of Hughes Electronics Corporation (now The DIRECTV Group, Inc.), a company engaged in digital television entertainment, broadband satellite and network services as well as global video and data broadcasting, from June 2001 to January 2004. He was a director and Vice-Chairman of General Motors Corporation from January 1996 to June 2001. Mr. Pearce is also a director of Marriott International, Inc. and MDU Resources Group, Inc.

     We would like to acknowledge the many years of contribution and service to the Company and Nortel Networks Limited by Messrs. Wilson, Fortier, Smith, Mrs. Saucier and Mr. Blanchard, each of whom is not standing for re-election at the meeting. The committee on directors recommended to the board of the Company and of Nortel Networks Limited, and on April 22, 2005 the board of directors of the Company and Nortel Networks Limited determined that the honorary designation of “Chairman Emeritus” be conferred on Mr. Wilson, effective upon the election of the directors at the Meeting.

     Mr. Wilson has been a director of the Company since March 7, 2000 and of Nortel Networks Limited since April 25, 1991 and non-executive Chairman of the Board of the Company and of Nortel Networks Limited since February 2002. Mr. Wilson was executive Chairman of the Board of the Company and of Nortel Networks Limited from November 2001 to February 2002. He was non-executive Chairman of the Board of the Company and of Nortel Networks Limited from April 2001 to November 2001. Mr. Wilson also serves on the committee on directors of the Company and on the joint leadership resources committee of the Company and Nortel Networks Limited. Mr. Wilson was Chairman of the Board of Directors of BCE Inc., a telecommunications company, from May 1998 to April 2000, serving in a non-executive capacity from January 1999. He is Chairman of the Board of CAE Inc., a flight training, services and equipment company, and a director of DaimlerChrysler AG, DaimlerChrysler Canada Inc. and Mercedes-Benz Canada Inc. Mr. Wilson is also Chairman of the board of directors of AllerGen NCE Inc., a new national Network of Centres of Excellence.

     Mr. Fortier has been a director of the Company since March 7, 2000 and Nortel Networks Limited since April 30, 1992. He also serves on the pension fund policy committee of Nortel Networks Limited. He is a senior partner and Chairman of the law firm of Ogilvy Renault LLP. Mr. Fortier was Canada’s Ambassador to the United Nations from 1988 to 1992. Since 2001, he has been a Trustee of the International Accounting Standards Committee Foundation. He is also Chairman of the Board of Alcan Inc., Governor (Chairman of the Board) of Hudson’s Bay Company, and a director of NOVA Chemicals Corporation.

     Mr. Smith, having reached the age of retirement and the term limit under the Company’s corporate governance guidelines, will not be standing again for re-election at the meeting. Mr. Smith has been a director of the Company since March 7, 2000 and of Nortel Networks Limited since April 28, 1994. He serves on the audit committee and the joint leadership resources committee of the Company, and on the audit committee, the joint leadership resources committee and the pension fund policy committee (Chairman) of Nortel Networks Limited. Mr. Smith is Chairman Emeritus of the Board at CP&L. He is also a trustee of Northwestern Mutual Life Insurance Company, Chairman of the Triangle Universities Center for Advanced Studies and Vice-Chairman of the Research Triangle Foundation.

     Mrs. Saucier has been a director of the Company since March 7, 2000 and of Nortel Networks Limited since May 1, 1997. She also serves on the audit committees of the Company and Nortel Networks Limited and the pension fund policy committee of Nortel Networks Limited. Mrs. Saucier was Chair of the Joint Committee on Corporate Governance, which was established by the Canadian Institute of Chartered Accountants, the Canadian Venture Exchange, and the Toronto Stock Exchange in 2000 to review the state of corporate governance in Canada and make recommendations thereon. She was also Chair of The Canadian Institute of Chartered Accountants from June 1999 to June 2000. Mrs. Saucier was Chairman of the Board and a director of the Canadian Broadcasting Corporation, a public broadcaster, from April 1995 to December 2000. She is also a director of Altran Technologies SA, AXA Assurances Inc., Bank of Montreal, CHC Helicopters and Petro-Canada.

     Mr. Blanchard has been a director of the Company since March 7, 2000 and of Nortel Networks Limited since May 1, 1997. He also serves on the pension fund policy committee of Nortel Networks Limited. Mr. Blanchard has been a partner in the law firm of Piper Rudnick LLP (now DLA Piper Rudnick Gray Cary) since October 2002 and prior to October 2002 was a shareholder in the law firm of Verner, Liipfert, Bernhard, McPherson and Hand, Chartered since April 1996. He was previously United States Ambassador to Canada, Governor of the State of Michigan and a member of the United States House of Representatives. Mr. Blanchard is also a director of Bennett Environmental, Inc., Brascan Corporation, Enbridge Inc., LDMI Communications, Inc. and Teknion Corporation.

     Shareholders who wish to have the committee on directors of the board of directors of the Company consider the nomination of any person for director at the 2006 annual meeting of shareholders should communicate with the Company’s Corporate Secretary at the Company’s principal executive offices at 8200 Dixie Road, Suite 100, Brampton, Ontario, L6T 5P6 by December 31 in each year, prior to the holding of the next shareholders’ meeting. See “Joint Corporate Governance Report of Nortel Networks Corporation and Nortel Networks Limited”.

EXECUTIVE OFFICERS AND CERTAIN OTHER NON-EXECUTIVE
BOARD APPOINTED OFFICERS

     The executive officers and certain other non-executive board appointed officers of the Company are appointed, and may be removed, by the board of directors of the Company. Generally, executive officers and other non-executive officers hold their offices until a successor is appointed or until the officer resigns. As of April 25, 2005, the names of the executive officers and non-executive board appointed officers of the Company, their ages, offices currently held and year of appointment thereto were as follows:

		Year of
Name and age	Office and position currently held	Appointment
Martha Helena Bejar (43)	President, CALA	2004
Chahram Bolouri (50)	President, Global Services	2004
Malcolm Kevin Collins (44)	President, Enterprise Networks	2002
Tracy Sarah Jane Connelly McGilley (33)*	Assistant Secretary	2004
Peter William Currie (54)	Executive Vice-President and Chief Financial Officer	2005
Gary James Daichendt (53)	President and Chief Operating Officer	2005
Gordon Allan Davies (43)*	Assistant General Counsel – Securities and Corporate Secretary	2004
Pascal Debon (58)	Senior Advisor	2005
Nicholas John DeRoma (59)	Chief Legal Officer	2000
William John Donovan (48)	Senior Vice-President, Human Resources	2000
John Marshall Doolittle (41)*	Vice-President, Tax	2002
John Joseph Giamatteo (38)	President, Asia Pacific	2003
Albert Roger Hitchcock (40)	Chief Information Officer	2002
Dion Constandino Joannou (39)	Chief Strategy Officer	2004
William Robert Kerr (51)	Senior Advisor	2005
Gary Paul Kunis (52)	Chief Technology Officer	2005
Richard Stephen Lowe (55)	President, CDMA	2004
Pierre David MacKinnon (43)	President, GSM/UMTS	2004
Robert Yu Lang Mao (61)	President and Chief Executive Officer, Greater China	2003
Michael Walton McCorkle (52)*	Assistant Treasurer	2005
Brian William McFadden (51)	Chief Research Officer	2004
William Arthur Owens (64)	Vice-Chairman and Chief Executive Officer	2005
Stephen Charles Pusey (43)	President, Europe, Middle East and Africa	2001
Ralph Edward Clenton Richardson (43)	Chief Marketing Officer	2004
Charles Raymond Saffell, Jr. (58)	President, Federal Network Solutions	2004
Steven Leo Schilling (48)	President, Enterprise Accounts	2002
Susan Engelke Shepard (61)	Chief Ethics and Compliance Officer	2005
Stephen Francis Slattery (45)	President, Wireline/Optical	2004
Karen Elizabeth Sledge (44)**	Controller	2005
Susan Louise Spradley (44)	President, Global Operations	2004
Katharine Berghuis Stevenson (42)	Treasurer	2000

*	Non-executive board appointed officers

**	Appointed on an interim basis

     All the above-named executive officers and non-executive board appointed officers of the Company have been employed in their current position or other senior positions with Nortel during the past five years, except as follows:

•	T.S.J. Connelly McGilley, prior to her appointment as Assistant Secretary effective in December 2004, held the position of Counsel – Securities in the Nortel Networks Limited legal department;

•	P.W. Currie, who was previously employed in various finance positions at Nortel from 1979 to 1992, including general auditor, controller and vice president, finance for different business segments, and from 1994 to early 1997 as senior vice president and chief financial officer, joined Royal Bank of Canada in 1997, most recently holding the position of vice chairman and chief financial officer of RBC Financial Group until September 2004;

•	G.J. Daichendt was previously employed in the networking and communications industry with Cisco Systems, Inc. (or Cisco). At Cisco, he held a number of senior positions. From 1998 to 2000, he was Executive Vice-President, Worldwide Operations and, prior to that, was Senior Vice-President, Worldwide Operations (1997 to 1998), Senior Vice-President, Worldwide Sales (1996 to 1997) and Vice‑President, Intercontinental Operations (1994 to 1996). Prior to his tenure with Cisco, Mr. Daichendt held a number of other senior positions with technology companies over a number of years, including during his two years with System Software Associates, Inc., eight years with Wang Laboratories, Inc. and ten years with IBM Corporation. Since his departure from Cisco in 2000, Mr . Daichendt has been primarily engaged in investing in private commercial real estate ventures, a mega electronic game center and board positions with technology start-up companies and non-profit organizations;

•	J.M. Doolittle was, prior to returning to Nortel in September 1999, Vice President, Finance of The Bank of Montreal, a Canadian chartered bank, from August 1997 and Director, Treasury, Europe and Asia, Nortel Networks, prior thereto;

•	W.R. Kerr, prior to returning to Nortel as Chief Financial Officer in March 2004, held various senior finance positions with Nortel from January 1999 (and prior thereto) until his retirement in December 2001. Mr. Kerr served as Chief Financial Officer until February 13, 2005, when he stepped down from the position to become senior advisor to the Chief Executive Officer. He has also served as a director of Bank of China (Canada) since June 1, 1997;

•	G.P. Kunis, was previously employed in the networking and communications industry with Cisco Systems, Inc., or Cisco. At Cisco, he held a number of senior positions. Most recently, he was Vice President, Chief Science Officer from September 1990 until October 2002. Mr. Kunis also served as the chief networking engineer at Boeing Corporation from 1984 to 1990 where he was involved in the design, implementation and operation of large scale data and telecommunication networks for several U.S. government agencies, including the Department of Defense, U.S. Navy, U.S. Air Force and National Aeronautics and Space Administration (NASA), as well as for various civilian agencies. Mr. Kunis was also a pioneer of the Internet, leading numerous developments in Internet Protocol (IP) standards and routing technology used to connect the worldwide web of networks that make up the Internet. During the 1980s, he led a National Science Foundation (NSF) project to develop and deploy Northwest Net, the Internet backbone for the Pacific Northwest region, the largest such undertaking in the U.S. at that time;

•	R.Y.L. Mao was, prior to returning to Nortel in January 2003, Chairman and Chief Executive Officer of Foxconn (Beijing) Precision Component Industries, Ltd., a manufacturer of mobile communication terminal devices, from November 2002 to December 2002, and Chief Executive Officer, Nortel China, prior thereto;

•	M.W. McCorkle, prior to his appointment as Assistant Treasurer, held the position of Director and Team Leader, Structured Finance EMEA, based in Nortel’s United Kingdom operations. During his time with Nortel, Mr. McCorkle has also held the position of Director of Customer Finance, North America, where he led the Wireless group within North American Customer Finance. Prior to joining Nortel in 1997, Mr. McCorkle had extensive experience in the banking industry, having held various Vice-President positions at the First National Bank of Chicago;

•	W.A. Owens was, prior to his appointment as President and Chief Executive Officer in April 2004, Chairman and Chief Executive Officer of Teledesic LLC, a satellite communications company, from December 2001 to April 2004, after having served as Vice Chairman and Co-Chief Executive Officer from August 1998 to December 2001. Mr, Owens was Vice-Chairman of the Board of Directors of Science Applications International Corporation (or SAIC), a research and engineering firm representing the largest employee-owned high technology company in the United States, from March 1996 to August 1998, and served as SAIC’s President and Chief Operating Officer from December 1996 to August 1998 and Vice-President from March 1996 to December 1996. Prior to joining SAIC, Mr. Owens was Vice Chairman of the Joint Chiefs of Staff, and the second-ranking military officer in the United States. As part of his role with the Joint Chiefs of Staff, he had responsibility for the reorganization and restructuring of the armed forces in the post-Cold War era. Mr. Owens is also a director of DaimlerChrysler AG and a private investment firm AEA Investments LLC. Mr. Owens also sits on three philanthropic boards. Mr. Owens was the Chairman and founder of a private five-state wireless telecommunication venture. Mr. Owens has been a director of the Company and Nortel Networks Limited since February 2002 and became Vice-Chairman and Chief Executive Officer effective March 14, 2005;

•	R.E.C. Richardson was, prior to his appointment as Chief Marketing Officer effective October 1, 2004, Vice President, Global Marketing Enterprise Networks from April 2004 to September 2004. Mr. Richardson was a consultant from April 2003 to March 2004 and prior thereto was Chief Sales and Marketing Officer, and member of the board of directors, at T-Mobile UK, the UK wireless unit of Deutsche Telekom AG, from April 2001 to March 2003. Prior to that, Mr. Richardson was Vice President Worldwide Developer Relations and Worldwide Solutions Marketing, Apple Computer, a company engaged in the desktop and notebook computer industry as well as the production of operating systems and professional applications, from December 1997 to March 2001;

•	C.R. Saffell, Jr. was, prior to his appointment as President, Federal Network Solutions in October, 2004, Senior Vice President for National Security Solutions, Titan Corporation, a technology developer and systems integrator that provides a range of systems solutions primarily for the Department of Defense, the Department of Homeland Security, intelligence and other U.S. government agencies, from December 1988 to March 2004;

•	K.E. Sledge joined Nortel 19 years ago as a financial analyst. After holding various finance positions with Nortel, she became director finance, Europe Region before returning to the U.S. as finance director West Coast Control and then later became U.S. controller in August 2002. In July 2003, Ms. Sledge was appointed assistant controller of the Company and Nortel Networks Limited; and,

•	S.E. Shepard, succeeded Mr. W.F. McCauley in the position of Chief Ethics and Compliance Officer effective February 21, 2005. Over the course of her career, Ms. Shepard has served in a number of positions specifically related to ethics and compliance. Ms. Shepard has been a Commissioner for the New York State Ethics Commission since May 2003. In addition, prior to becoming engaged in private practice in 1997, Ms. Shepard was Commissioner of Investigation for New York City (1990 to 1994), Chief Counsel to the New York State Commission of Investigation (1986 to 1990) and an Assistant United States Attorney for the Eastern District of New York (1976 to 1986).

SUMMARY OF DIRECTOR ATTENDANCE

     The Company’s directors are also directors of Nortel Networks Limited. A detailed record of attendance by directors at meetings of the boards and board committees on which they served is set out below. As referenced in the table below, NNC means the Company and NNL means Nortel Networks Limited.

2004

Number of Meetings Attended in 2004(1)
Pension Fund Policy
	Board,	Joint Leadership	Audit Committee	Committee	Committee (NNL
Director	(NNC and NNL)	Resources Committee	(NNC and NNL)	on Directors	committee only)
Dr. M. Bischoff(2)	25/28 (NNC) 23/28 (NNL)		29/32 (NNC) 28/32 (NNL)

The Hon. J.J. Blanchard	27/34 (NNC) 27/34 (NNL)				4/5

R.E. Brown(3)	34/34 (NNC) 30/34 (NNL)	16/16	42/44 (NNC) 42/44 (NNL)	10/10

J.E. Cleghorn(3)	31/34 (NNC) 31/34 (NNL)		43/44 (NNC) 43/44 (NNL)	9/10	1/5

L.Y. Fortier(4)	22/34 (NNC) 22/34 (NNL)			2/2	2/5

R.A. Ingram	27/34 (NNC) 27/34 (NNL)		37/44 (NNC) 37/44 (NNL)	12/12

The Hon. J.P. Manley(5)	25/27 (NNC) 25/27 (NNL)				1/1

W.A. Owens(6)	32/34 (NNC) 32/34 (NNL)	4/4

G. Saucier	30/34 (NNC) 29/34 (NNL)		41/44 (NNC) 40/44 (NNL)		5/5

S.H. Smith, Jr.	27/34 (NNC) 26/34 (NNL)	16/16	41/44 (NNC) 41/44 (NNL)		4/5

L.R. Wilson	34/34 (NNC) 34/34 (NNL)	16/16		12/12

(1)	Table indicates attendance at meetings held during the time that the director was a member of the boards or a member of a committee, as the case may be. Messrs. McCormick and Pearce were not appointed to the boards of the Company and of Nortel Networks Limited until January 11, 2005 and January 18, 2005 respectively, and accordingly are not included in the table.

(2)	Dr. Bischoff was appointed to the boards on April 29, 2004.

(3)	Mr. Brown and Mr. Cleghorn were appointed to the committee on directors effective February 26, 2004.

(4)	Mr. Fortier stepped down from the committee on directors on February 26, 2004. For medical reasons, in 2004, Mr. Fortier was only able to attend 24 of 36 combined meetings of the board of directors of the Company and the committees of the board of directors on which he served and 24 of 39 combined meetings of the board of directors of Nortel Networks Limited and the committees of the board of directors on which he served.

(5)	Mr. Manley was appointed to the boards on May 26, 2004 and appointed to the pension fund policy committee effective October 28, 2004.

(6)	Mr. Owens stepped down from his appointment to the joint leadership resources committee and the pension fund policy committee on April 27, 2004 in connection with his appointment as President and Chief Executive Officer of the Company and Nortel Networks Limited and, therefore, did not attend any meetings of these committees after that date.

2003

Number of Meetings Attended in 2003
Executive Committee
(NNC committee
					Pension Fund Policy	only) (disbanded
	Board	Joint Leadership	Audit	Committee on	Committee (NNL	effective January 1,
Director	(NNC and NNL)	Resources Committee	Committee	Directors	committee only)	2004)
The Hon. J.J. Blanchard	20/20 (NNC) 19/20 (NNL)				5/5

R.E. Brown	19/20 (NNC) 18/20 (NNL)	9/9	24/25 (NNC) 20/24 (NNL)			0/0

J.E. Cleghorn	20/20 (NNC) 20/20 (NNL)		25/25 (NNC) 24/24 (NNL)		5/5	0/0

F.A. Dunn	18/20 (NNC) 16/20 (NNL)					0/0

L.Y. Fortier	16/20 (NNC) 14/20 (NNL)			4/4	4/5

R.A. Ingram	20/20 (NNC) 19/20 (NNL)		24/25 (NNC) 21/24 (NNL)	4/5

W.A. Owens	19/20 (NNC) 18/20 (NNL)	9/9			5/5

G. Saucier	20/20 (NNC) 19/20 (NNL)		22/25 (NNC) 19/24 (NNL)		5/5

S.H. Smith, Jr.	19/20 (NNC) 19/20 (NNL)	8/9	23/25 (NNC) 20/24 (NNL)		5/5	0/0

L.R. Wilson	20/20 (NNC) 20/20 (NNL)	9/9		5/5		0/0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

     We are not aware of any person who, as of April 25, 2005, beneficially owned or exercised control or direction over more than five percent of the Company’s common shares.

Security Ownership of Directors and Management

     The following table shows the number of common shares of the Company and Bookham Technology plc beneficially owned, as of April 25, 2005 (unless otherwise noted), by each of the Company’s directors, nominees for directors and the individuals named in the 2004 and 2003 summary compensation tables set forth above under “Executive Compensation”, as well as by the directors and executive officers as a group.

     A person is deemed to be a beneficial owner of a common share if that person has, or shares, the power to direct the vote or investment of the common share. Under applicable United States securities laws, a person is also deemed to be a beneficial owner of a common share if such person has the right to acquire the share within 60 days (whether or not, in the case of a stock option, the current market price of the underlying common share is below the stock option exercise price). More than one person may be deemed a beneficial owner of a common share and a person need not have an economic interest in a share to be deemed a beneficial owner.

		Amount and Nature of
Name of Beneficial Owner	Title of Class of Security	Beneficial Ownership (1)
J.H. Bennett**	Common shares of the Company Share units	— —

M. Bischoff*	Common shares of the Company	—

J.J. Blanchard	Common shares of the Company Share units	19,392 120,003	(2) (3)

R.E. Brown	Common shares of the Company Share units	417,281 123,254	(4) (3)

J.E. Cleghorn	Common shares of the Company Share units	29,000 136,960	(5) (3)

L.Y. Fortier	Common shares of the Company Share units	22,585 138,498	(6) (3)

J.B. Hunt Jr.**	Common shares of the Company Share units	— —

R.A. Ingram	Common shares of the Company Share units	10,756 140,646	(7) (3)

J.A. MacNaughton**	Common shares of the Company Share units	100,000 —

J.P. Manley*	Common shares of the Company	—

R.D. McCormick*	Common shares of the Company	100,000

R.W. Osborne**	Common shares of the Company Share units	— —

W.A. Owens	Common shares of the Company Share units	— 103,917	(3)

H.J. Pearce*	Common shares of the Company	10,000

G. Saucier	Common shares of the Company Share units	28,673 136,127	(8) (3)

S.H. Smith, Jr.	Common shares of the Company Share units	131,192 165,697	(9) (3)

L.R. Wilson	Common shares of the Company Share units	1,201,871 571,200	(10) (3)

F.A. Dunn***	Common shares of the Company	793,541	(11)

P. Debon	Common shares of the Company	1,958,190	(12)

B.W. McFadden	Common shares of the Company	1,718,486	(13)

S.L. Spradley	Common shares of the Company	615,297	(14)

C. Bolouri****	Common shares of the Company	1,909,446	(15)

N.J. DeRoma	Common shares of the Company	1,919,280	(16)

Directors and executive officers as a group (consisting of 39 persons, comprised of the current directors and current executive officers)	Common shares of the Company Share units Common shares of Bookham Technology plc	18,560,974 1,636,302 —	(17) (3)

*	Messrs. Bischoff and Manley were each appointed a director of the Company and of Nortel Networks Limited on April 29, 2004 and May 26, 2004, respectively, and the appointment of Messrs. McCormick and Pearce as directors of the Company became effective January 11, 2005 upon the filing of the NNC 2003 Form 10-K and their appointment as directors of Nortel Networks Limited became effective January 18, 2005 upon the filing of the NNL 2003 Form 10-K. Messrs. Bischoff, Manley, McCormick and Pearce have been prevented under applicable securities laws from participating in the Directors’ Deferred Share Compensation Plans due to the restatement and resulting delay in the filing of certain financial statements and related periodic reports of the Company and Nortel Networks Limited and, since May 31, 2004, have been subject to an Ontario Securities Commission management cease trade order prohibiting trading by directors, officers and certain current and former employees in securities of the Company and Nortel Networks Limited until after the filing of all required financial statements and related periodic reports of the Company and Nortel Networks Limited.

**	Nominee for election as a director of the Company and Nortel Networks Limited for the first time, except Mr. Osborne who was a director of Nortel Networks Limited (formerly known as Northern Telecom Limited) from April 1996 to September 1997.

***	Mr. Dunn ceased to be president and chief executive officer of the Company and Nortel Networks Limited on April 27, 2004 and ceased to be a director of the Company and Nortel Networks Limited on May 21, 2004.

****	A named executive officer in 2003 only.

(1)	Except as set forth below, each person has sole investment and voting power with respect to the common shares beneficially owned by such person. Includes common shares subject to stock options exercisable on April 25, 2005 or that become exercisable within 60 days after such date (whether or not the market price of the underlying common shares is below the stock option exercise price). As of April 25, 2005 each director and named executive officer individually, and the directors and executive officers as a group, beneficially owned less than 1.0 percent of the outstanding common shares of the Company.

(2)	Includes 8,000 common shares subject to stock options.

(3)	Share units issued under the Nortel Networks Corporation Directors’ Deferred Share Compensation Plan and the Nortel Networks Limited Directors’ Deferred Share Compensation Plan. Each share unit represents the right to receive one common share of the Company. Those plans are described under “Compensation of Directors”.

(4)	Includes 8,000 common shares subject to stock options. Excludes 94 common shares beneficially owned by Mr. Brown’s son residing with Mr. Brown and 671 common shares beneficially owned by Mr. Brown’s spouse. Mr. Brown disclaims beneficial ownership of those excluded shares.

(5)	Includes 4,000 common shares subject to stock options.

(6)	Includes 8,000 common shares subject to stock options. Excludes 5,000 common shares beneficially owned by Mr. Fortier’s spouse. Mr. Fortier disclaims beneficial ownership of those excluded shares.

(7)	Includes 8,000 common shares subject to stock options and 1,800 common shares as to which Mr. Ingram shares investment and voting power with his spouse.

(8)	Includes 8,000 common shares subject to stock options and 20,673 common shares beneficially owned by a corporation that is wholly-owned by Mrs. Saucier.

(9)	Includes 8,000 common shares subject to stock options. Excludes 1,600 common shares beneficially owned by Mr. Smith’s spouse. Mr. Smith disclaims beneficial ownership of those excluded shares.

(10)	Includes 38,000 common shares subject to stock options and 1,157,855 common shares beneficially owned by a corporation that is wholly-owned by Mr. Wilson. Excludes 2,204 common shares beneficially owned by Mr. Wilson’s spouse. Mr. Wilson disclaims beneficial ownership of those excluded shares.

(11)	Includes 5,000 common shares beneficially owned by Mr. Dunn’s son as to which Mr. Dunn shares investment power. Excludes 10,000 common shares beneficially owned by Mr. Dunn’s spouse and daughter residing with Mr. Dunn. Mr. Dunn disclaims beneficial ownership of those 15,000 included and excluded shares. As Mr. Dunn was no longer an insider of the Company effective May 21, 2004, the number of common shares reported as part of his holdings is based on information in our corporate records and Mr. Dunn’s filings on the Canadian insider reporting system, the System for Electronic Disclosure by Insiders, as at May 12, 2004 and reports filed pursuant to Section 16(a) of the U.S. Securities Exchange Act of 1934.

(12)	Includes 1,442,000 common shares subject to stock options.

(13)	Includes 1,217,000 common shares subject to stock options.

(14)	Includes 321,999 common shares subject to stock options.

(15)	Includes 1,498,000 common shares subject to stock options.

(16)	Includes 1,453,334 common shares subject to stock options and 397,127 common shares as to which Mr. DeRoma shares investment and voting power with his spouse.

(17)	Includes 11,971,889 common shares subject to stock options. Also includes 414,920 common shares as to which investment and voting power is shared with one or more other persons. Excludes 40,144 common shares as to which beneficial ownership is disclaimed.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the United States Securities Exchange Act of 1934 requires directors and executive officers of the Company to file reports concerning their ownership of equity securities of the Company with the United States Securities and Exchange Commission, the New York Stock Exchange, and the Company. Based solely on a review of the information received and written representations from the persons subject to Section 16(a), we believe that all of the Company’s directors and executive officers filed their required reports on a timely basis during 2003 and 2004.

EXECUTIVE COMPENSATION

     The following tables are presented in accordance with the rules of the United States Securities and Exchange Commission.

Summary Compensation Tables

     The following tables set forth the compensation awarded to, earned by, or paid to each of the Company’s named executive officers for services rendered by them to the Company and its subsidiaries in (1) 2004, 2003, and 2002, and (2) 2003, 2002 and 2001, respectively.

2004

Long Term
Compensation
Awards
		Annual Compensation			Securities	Payouts
Name				Other Annual	Underlying	LTIP	All Other
And Principal		Salary	Bonus	Compensation	Options	Payouts	Compensation
Position	Year	($)	($)(1)	($)	(#)	(#)	($)
W.A. Owens* President and Chief Executive Officer	2004 2003 2002	681,818 — —	— — —	— — —	— — —	— — —	70,298(2) — —

P. Debon** President, Carrier Networks	2004 2003 2002	590,000 590,000 537,143	— 743,400(6) 1,475,000(8)(9) —	10,445(3) — —	— — 250,000	— 90,000(7) 745,000(10) —	85,577(4)(5) 92,346(4)(5) 125,875(4)(5)(11)

B.W. McFadden** Chief Technology Officer	2004 2003 2002	530,000 501,667 458,545	— 528,675(6) 1,291,000(8)(9) —	— — —	— — 250,000	— 90,000(7) 745,000(10) —	38,601(12)(13) 65,430(12)(13) 16,503(12)(13)

S.L. Spradley** President, Global Operations	2004 2003 2002	530,000 496,667 354,275	— 609,325(6) 1,285,000(8)(9) —	— — —	— — 291,999(15)	— 575,000(10) —	6,500(14) 6,000(14) 5,500(14)

N.J. DeRoma Chief Legal Officer	2004 2003 2002	526,000 526,000 526,000	— 524,685(6) 1,315,000(8)(9) —	— — 24,038(13)(16)	— — 250,000	— 135,000(7) 535,000(10) —	31,960(12)(13) 54,494(12)(13) 17,885(12)(13)

F.A. Dunn* Former President and Chief Executive Officer	2004 2003 2002	417,043(17) 868,750 825,000	— — (18) 3,540,000(8)(19) —	— — —	— — 750,000(20)	— 225,000(7) 745,000(10)(19) —	9,138(12)(13) 26,145(12)(13) 24,747(12)(13)

*	On April 27, 2004, Mr. Dunn’s employment as President and Chief Executive Officer of the Company and Nortel Networks Limited was terminated for cause and Mr. Owens was appointed President and Chief Executive Officer of the Company and Nortel Networks Limited. Effective March 14, 2005, Mr. Owens became Vice-Chairman and Chief Executive Officer of the Company and Nortel Networks Limited. The compensation for Mr. Owens is described below under “Certain Employment Arrangements”.

**	Prior to the change in positions effective October 1, 2004 in accordance with the corporate reorganization announced by the Company on August 19, 2004, Messrs. Debon and McFadden and Ms. Spradley held, respectively, the positions of: President, Wireless Networks; President, Optical Networks; and President, Wireline Networks. Effective October 1, 2004, Mr. McFadden was appointed Chief Technology Officer, a position he held until his appointment, effective April 4, 2005, to the position of Chief Research Officer of the Company and Nortel Networks Limited.

(1)	Incentive cash awards for each fiscal year under the Nortel Networks Limited SUCCESS Incentive Plan (or SUCCESS Plan), including payments made in connection with the “Return to Profitability” bonus program component of that plan, in respect of each of the fiscal years, whether or not deferred by the named executive officer. On April 27, 2004, the Company and Nortel Networks Limited terminated for cause the employment of each of its then president and chief executive officer, chief financial officer and controller. On August 19, 2004, the Company announced that seven individuals with, or who had, significant responsibilities for financial reporting at the line of business and regional levels were terminated for cause. Nortel has demanded from these individuals repayment of all payments made under bonus plans in respect of 2003, including any awards under the SUCCESS Plan. In the case of the former president and chief executive officer, chief financial officer and controller who each had their employment terminated for cause, the Company and Nortel Networks Limited have commenced legal proceedings for the recovery of such bonus payments. See footnotes (8) and (19) below.

(2)	Represents contributions under the Nortel Networks Long-Term Investment Plan ($1,038), expatriate expenses related to Mr. Owens’ responsibilities as President and Chief Executive Officer of the Company and Nortel Networks Limited ($43,588) and fees earned as a non-employee director prior to being appointed as President and Chief Executive Officer of the Company and Nortel Networks Limited ($25,672). See “Compensation of Directors”.

(3)	A tax reimbursement payment in connection with certain permanent transfer expenses.

(4)	Certain payments paid in euros have been converted to United States dollars and included in this amount. Payments have been converted using the average of the exchange rates in effect during each year equal to US$1.00 = .8027 euros for 2004, US$1.00 = .8830 euros for 2003 and US$1.00 = 1.0615 euros for 2002.

(5)	Represents contributions under the Nortel Networks Long-Term Investment Plan or Nortel Networks (UK) Pension Plan, as applicable ($3,268 in 2004, $7,200 in 2003 and $8,467 in 2002), and expatriate, permanent transfer and other similar expenses related to Mr. Debon’s global responsibilities as President, Wireless Networks ($82,309 in 2004, $85,146 in 2003 and $117,408 in 2002).

(6)	Represents a SUCCESS Plan annual incentive award. Nortel has demanded that the individuals described in footnote (1) whose employment was terminated for cause repay all payments made under bonus plans in respect of 2003, including SUCCESS Plan annual incentive awards, and has commenced legal proceedings against certain of those individuals for the recovery of such bonus payments.

(7)	Represents the number of restricted stock units issued and settled in respect of restricted stock units allocated under the 2001 restricted stock unit program, or 2001 RSU program, of the Nortel Networks Limited Restricted Stock Unit Plan (or RSU Plan). Restricted stock units allocated in 2001 had a two year performance period that was divided into five shorter performance segments. The performance criteria included resizing activity targets for the first segment, and corporate performance objectives under the incentive plan for the remaining four segments. Although the joint leadership resources committee determined that certain of the distinct performance objectives were not achieved, it exercised its discretion in May 2003 to authorize the issuance and settlement in the form of common shares of the Company (net of withholding taxes) of 90 percent of the restricted stock units allocated under the 2001 RSU program based on its consideration of the improved financial performance of the Company during the two-year performance period and the Company’s overall performance over that period as compared to comparator companies. The total before tax value of the restricted stock units that were issued and settled, using the purchase price of our common shares on the date of purchase, was: Cdn$945,293 ($672,902) for Mr. Dunn; $274,050 for Mr. Debon; Cdn$378,117 ($269,161) for Mr. McFadden, and Cdn$567,176 ($403,741) for Mr. DeRoma. Amounts have been converted using the exchange rates listed in footnote (13) below.

(8)	Represents a Return to Profitability program award under the SUCCESS Plan. Nortel has demanded that the individuals described in footnote (1) whose employment was terminated for cause repay all payments made under bonus plans in respect of 2003, including any Return to Profitability program awards. In the case of the former president and chief executive officer, chief financial officer and controller who each had their employment terminated for cause, the Company and Nortel Networks Limited have commenced legal proceedings for the recovery of such bonus payments. See footnotes (1), (9) and (19).

(9)	Mr. Debon, Mr. McFadden, Ms. Spradley and Mr. DeRoma have voluntarily undertaken to pay to the Company over a three year period an amount equal to their Return to Profitability program bonus awarded in 2003 (net of any taxes deducted at source). The following additional current members of senior management have similarly voluntarily undertaken to pay an amount equal to their respective Return to Profitability program bonus awards (net of any taxes deducted at source): Messrs. Bolouri, Collins, Donovan, Giamatteo, Joannou, Mao, Mumford and Pusey. See “Voluntary Undertaking: Return to Profitability Bonus Program and 2003 Restricted Stock Unit Program”.

(10)	Represents the number of restricted stock units issued and settled in respect of restricted stock units allocated under the 2003 restricted stock unit program, or 2003 RSU program, of the RSU Plan. Each unit entitled the holder to receive one common share of the Company or, subject to certain conditions, a cash payment equal to the common share value. In respect of payments made under the 2003 program of the RSU Plan, each named executive officer, other than Mr. Dunn, received in July 2003 restricted stock units in connection with the achievement of the first performance threshold as at the end of the second fiscal quarter of 2003 (100% in the form of common shares) and in February 2004 restricted stock units in connection with the achievement of the second performance threshold as at the end of the third fiscal quarter of 2003 (50% in the form of common shares and 50% in the form of cash). These individuals continue to hold the common shares received as a result of the settlement of their restricted stock units. Mr. Dunn received in July 2003 restricted stock units in connection with the achievement of the first performance threshold (100% in the form of common shares) but did not receive restricted stock units in connection with the achievement of the second performance threshold. The before tax total value of restricted stock units issued and settled was: Cdn$2,983,204 ($2,123,579) for Mr. Dunn; $3,783,743 for Mr. Debon; $2,920,339 for Ms. Spradley; Cdn$5,085,873 ($3,620,354) for Mr. McFadden; and Cdn$3,652,271 ($2,599,851) for Mr. DeRoma. Restricted stock units are valued using the purchase price of our common shares on the date of purchase (for share settlement) and on the average price for the specified 20 day trading period for cash settlement (where applicable). Amounts have been converted using the exchange rates listed in footnote (13) below. See “Long Term Incentive Plans — Awards in Last Two Fiscal Years” for a description of the applicable performance criteria. See footnote (19) below.

(11)	Certain payments paid in United Kingdom pounds have been converted to United States dollars and included in this amount. Payments have been converted using the average of the exchange rates in effect equal to US$1.00 = UK£0.6661 for 2002.

(12)	Represents contributions made under the Nortel Networks Limited Investment Plan for Employees — Canada.

(13)	Represents the United States dollar equivalent of payments actually earned or paid in Canadian dollars. Amounts have been converted using the average of the exchange rates in effect during each year equal to US$1.00 = Cdn$1.2978 for 2004, US$1.00 = Cdn$1.4048 for 2003 and US$1.00 = Cdn$1.5708 for 2002.

(14)	Represents contributions under the Nortel Networks Long-Term Investment Plan.

(15)	In June 2001, the Company commenced a voluntary stock option exchange program whereby eligible employees could exchange certain then outstanding stock options for new options based on a prescribed formula. In January 2002, new stock options were granted to eligible employees who participated in the stock option exchange program, with exercise prices at the fair market value of the Company’s common shares on the date of grant. Prior to Ms. Spradley’s appointment as an officer of the Company, she was an employee eligible to participate in the voluntary stock option exchange program. As a result, 41,999 of the stock options granted to Ms. Spradley in 2002 were granted pursuant to the voluntary stock option exchange program.

(16)	Amounts paid to reimburse Mr. DeRoma for income taxes payable by him in accordance with his employment agreement. Mr. DeRoma’s employment agreement is described below under “Certain Employment Arrangements”.

(17)	Includes Cdn$151,898 base salary for accrued vacation paid as required in accordance with corporate policy and applicable law as a result of the termination of employment for cause.

(18)	Mr. Dunn did not receive any annual incentive bonus under the SUCCESS Plan with respect to 2003. See footnotes (1), (8) and (19).

(19)	As a result of the termination of Mr. Dunn’s employment for cause on April 27, 2004, the Company and Nortel Networks Limited demanded repayment of the Return to Profitability program bonus award under the SUCCESS Plan of $3,540,000 and the 745,000 restricted stock units issued and settled in respect of restricted stock units allocated under the 2003 program of the RSU Plan. Since the initial demand, the Company and Nortel Networks Limited have commenced legal proceedings for the recovery of all bonus payments and an amount equal to the value of the restricted stock units issued and settled under the 2003 RSU program. See footnotes (8) and (10).

(20)	These options, along with all other options held by Mr. Dunn, terminated and expired automatically upon the termination of Mr. Dunn’s employment for cause on April 27, 2004.

2003

Long Term
Compensation
Awards
		Annual Compensation			Securities	Payouts
Name				Other Annual	Underlying	LTIP	All Other
And Principal		Salary	Bonus	Compensation	Options	Payouts	Compensation
Position	Year	($)	($)(1)	($)	(#)	(#)	($)
F.A. Dunn* President and Chief Executive Officer	2003 2002 2001	868,750 825,000 564,833	— (2) 3,540,000(6)(7) — —	— — —	— 750,000(9) 1,500,000(9)(10)	225,000(3) 745,000(7)(8) — —	26,145(4)(5) 24,747(4)(5) 16,806(4)(5)

P. Debon** President, Wireless Networks	2003 2002 2001	590,000 537,143 440,417	743,400(11) 1,475,000(6)(14) — —	— — 68,713(15)(16)	— 250,000 650,000	90,000(3) 745,000(8) — —	92,346(12)(13) 125,875(12)(13)(15) 332,020(13)(15)

S.L. Spradley** President, Wireline Networks	2003 2002 2001	496,667 354,275 269,026	609,325(11) 1,285,000(6)(14) — —	— — —	— 291,999(18) — (19)	575,000(8) — —	6,000(17) 5,500(17) 5,100(17)

C. Bolouri** President, Global Operations	2003 2002 2001	510,000 510,000 459,000	589,050(11) 1,275,000(6)(14) — —	— — —	— 250,000 700,000	135,000(3) 535,000(8) — —	63,404(4)(5) 18,358(4)(5) 27,440(4)(5)

N.J. DeRoma Chief Legal Officer	2003 2002 2001	526,000 526,000 493,750	524,685(11) 1,315,000(6)(14) — —	— 24,038(5)(20) 62,921(5)(20)	— 250,000 650,000	135,000(3) 535,000(8) — —	54,494(4)(5) 17,885(4)(5) 27,642(4)(5)

*	On April 27, 2004, Mr. Dunn’s employment as President and Chief Executive Officer of the Company and Nortel Networks Limited was terminated for cause and Mr. W.A. Owens was appointed President and Chief Executive Officer of the Company and Nortel Networks Limited. Effective March 14, 2005, Mr. Owens became Vice-Chairman and Chief Executive Officer of the Company and Nortel Networks Limited. The compensation for Mr. Owens is described below under “Certain Employment Arrangements”.

**	In accordance with the corporate reorganization announced by the Company on August 19, 2004, effective October 1, 2004, Messrs. Debon and Bolouri and Ms. Spradley were, respectively, appointed to the positions of: President, Carrier Networks; President, Global Services; and President, Global Operations.

(1)	Incentive cash awards for each fiscal year under the Nortel Networks Limited SUCCESS Incentive Plan (or SUCCESS Plan), including payments made in connection with the “Return to Profitability” bonus program component of that plan, in respect of each of the fiscal years, whether or not deferred by the named executive officer. On April 27, 2004, the Company and Nortel Networks Limited terminated for cause the employment of each of their then president and chief executive officer, chief financial officer and controller. On August 19, 2004, the Company announced that seven individuals with, or who had, significant responsibilities for financial reporting at the line of business and regional levels were terminated for cause. Nortel has demanded from these individuals repayment of all payments made under bonus plans in respect of 2003, including any awards under the SUCCESS Plan. In the case of the former president and chief executive officer, chief financial officer and controller who each had their employment terminated for cause, the Company and Nortel Networks Limited have commenced legal proceedings for the recovery of such bonus payments. See footnotes (6) and (7) below.

(2)	Mr. Dunn did not receive any annual incentive bonus under the SUCCESS Plan with respect to 2003. See footnotes (1), (6) and (7).

(3)	Represents the number of restricted stock units issued and settled in respect of restricted stock units allocated under the 2001 restricted stock unit program, or 2001 RSU program, of the Nortel Networks Limited Restricted Stock Unit Plan (or RSU Plan). Restricted stock units allocated in 2001 had a two year performance period that was divided into five shorter performance segments. The performance criteria included resizing activity targets for the first segment, and corporate performance objectives under the incentive plan for the remaining four segments. Although the joint leadership resources committee determined that certain of the distinct performance objectives were not achieved, it exercised its discretion in May 2003 to authorize the issuance and settlement in the form of common shares of the Company (net of withholding taxes) of 90 percent of the restricted stock units allocated under the 2001 RSU program based on its consideration of the improved financial performance of the Company during the two-year performance period and the Company’s overall performance over that period as compared to comparator companies. The total before tax value of the restricted stock units that were issued and settled, using the purchase price of our common shares on the date of purchase, was: Cdn$945,293 ($672,902) for Mr. Dunn; $274,050 for Mr. Debon; Cdn$567,176 ($403,741) for Mr. Bolouri; and Cdn$567,176 ($403,741) for Mr. DeRoma. Amounts have been converted using the exchange rates listed in footnote (5) below.

(4)	Represents contributions made under the Nortel Networks Limited Investment Plan for Employees — Canada.

(5)	Represents the United States dollar equivalent of payments actually earned or paid in Canadian dollars. Amounts have been converted using the average of the exchange rates in effect during each year equal to US$1.00 = Cdn$1.4048 for 2003, US$1.00 = Cdn$1.5708 for 2002 and US$1.00 = Cdn$1.5489 for 2001.

(6)	Represents a Return to Profitability program award under the SUCCESS Plan. Nortel has demanded that the individuals described in footnote (1) whose employment was terminated for cause repay all payments made under bonus plans in respect of 2003, including any Return to Profitability program awards. In the case of the former president and chief executive officer, chief financial officer and controller who each had their employment terminated for cause, the Company and Nortel Networks Limited have commenced legal proceedings for the recovery of such bonus payments. See footnotes (1), (7) and (14).

(7)	As a result of the termination of Mr. Dunn’s employment for cause on April 27, 2004, the Company and Nortel Networks Limited demanded repayment of the Return to Profitability program bonus award under the SUCCESS Plan of $3,540,000 and the 745,000 restricted stock units issued and settled in respect of restricted stock units allocated under the 2003 program of the RSU Plan. Since the initial demand, the Company and Nortel Networks Limited have commenced legal proceedings for the recovery of all bonus payments and an amount equal to the value of the issued and settled RSU Plan 2003 program restricted stock units. See footnotes (6) and (8).

(8)	Represents the number of restricted stock units issued and settled in respect of restricted stock units allocated under the 2003 restricted stock unit program, or 2003 RSU program, of the RSU Plan. Each unit entitled the holder to receive one common share of the Company or, subject to certain conditions, a cash payment equal to the common share value. In respect of payments made under the 2003 RSU program of the RSU Plan, each named executive officer, other than Mr. Dunn, received in July 2003 restricted stock units in connection with the achievement of the first performance threshold as at the end of the second fiscal quarter of 2003 (100% in the form of common shares) and in February 2004 restricted stock units in connection with the achievement of the second performance threshold as at the end of the third fiscal quarter of 2003 (50% in the form of common shares and 50% in the form of cash). These individuals continue to hold the common shares received as a result of the settlement of their restricted stock units. Mr. Dunn received in July 2003 restricted stock units in connection with the achievement of the first performance threshold (100% in the form of common shares) but did not receive restricted stock units in connection with the achievement of the second performance threshold. The before tax total value of restricted stock units issued and settled was: Cdn$2,983,204 ($2,123,579) for Mr. Dunn; $3,783,743 for Mr. Debon; $2,920,339 for Ms. Spradley; Cdn$3,652,271 ($2,599,851) for Mr. Bolouri; and Cdn$3,652,271 ($2,599,851) for Mr. DeRoma. Restricted stock units are valued using the purchase price of our common shares on the date of purchase (for share settlement) and on the average price for the specified 20 day trading period for cash settlement (where applicable). Amounts have been converted using the exchange rates listed in footnote (5) above. See “Long Term Incentive Plans — Awards in Last Two Fiscal Years” for a description of the applicable performance criteria. See footnote (7) above.

(9)	These options terminated and expired automatically upon the termination of Mr. Dunn’s employment for cause on April 27, 2004.

(10)	This amount has been reduced from the previously reported amount to reflect Mr. Dunn’s voluntary return for immediate cancellation in June 2003 of 250,000 stock options that were originally granted in 2001.

(11)	Represents a SUCCESS Plan annual incentive award. Nortel has demanded that the individuals described in footnote (1) whose employment was terminated for cause repay all payments made under bonus plans in respect of 2003, including any SUCCESS Plan annual incentive awards, and has commenced legal proceedings against certain of those individuals for the recovery of such bonus payments.

(12)	Certain payments paid in euros have been converted and included in this amount. Payments have been converted using the average of the exchange rates in effect during each year equal to US$1.00 = .8830 euros for 2003 and US$1.00 = 1.0615 euros for 2002.

(13)	Represents contributions under the Nortel Networks Long-Term Investment Plan or Nortel Networks (UK) Pension Plan, as applicable ($7,200 in 2003, $8,467 in 2002 and $6,068 in 2001), and expatriate, permanent transfer and other similar expenses related to Mr. Debon’s global responsibilities as President, Wireless Networks ($85,146 in 2003, $117,408 in 2002 and $325,952 in 2001).

(14)	Mr. Debon, Mr. Bolouri, Ms. Spradley and Mr. DeRoma have voluntarily undertaken to pay to the Company over a three year period an amount equal to their Return to Profitability program bonus awarded in 2003 (net of taxes deducted at the source). The following additional current members of senior management have similarly voluntarily undertaken to pay an amount equal to their respective Return to Profitability program bonus awards (net of any taxes deducted at source): Messrs. Collins, Donovan, Giamatteo, Joannou, Mao, McFadden, Mumford and Pusey. See “Voluntary Undertaking: Return to Profitability Bonus Program and 2003 Restricted Stock Unit Program”.

(15)	Certain payments paid in United Kingdom pounds have been converted and included in this amount. Payments have been converted using the average of the exchange rates in effect during each year equal to US$1.00 = UK£0.6661 for 2002 and US$1.00 = UK£0.6909 for 2001.

(16)	Mr. Debon’s responsibilities during 2001 as President, Wireless Networks were global in nature and his offices and personal residences spanned several geographies. As a result, transportation services and benefits (automobile benefits, commercial air travel, train and car services) for Mr. Debon totaled $48,010 in 2001.

(17)	Represents contributions under the Nortel Networks Long-Term Investment Plan.

(18)	In June 2001, the Company commenced a voluntary stock option exchange program whereby eligible employees could exchange certain then outstanding stock options for new options based on a prescribed formula. In January 2002, new stock options were granted to eligible employees who participated in the stock option exchange program, with exercise prices at the fair market value of the Company’s common shares on the date of grant. Prior to Ms. Spradley’s appointment as an officer of the Company, she was an employee eligible to participate in the voluntary stock option exchange program. As a result, 41,999 of the stock options granted to Ms. Spradley in 2002 were granted pursuant to the voluntary stock option exchange program.

(19)	All of Ms. Spradley’s options that were granted in 2001 were cancelled in connection with her participation in the voluntary stock option exchange program. See footnote (18) above.

(20)	Amounts paid to reimburse Mr. DeRoma for income taxes payable by him in accordance with his employment agreement. Mr. DeRoma’s employment agreement is described below under “Certain Employment Arrangements”.

Annual Cash Incentive Awards

     Annual cash bonus awards under the SUCCESS Plan are based on achieving corporate and individual performance objectives for a calendar year. The joint leadership resources committee retains full discretion in determining whether, and the extent to which, corporate performance objectives have been met and whether, and to what extent, an annual award under the SUCCESS Plan will be made. An annual award is determined as a percentage of annual base salary by reference to individual job scope, complexity, and responsibilities, and by individual performance and contribution, as well as corporate performance.

     The joint leadership resources committee recommended the corporate performance objectives for 2004, which were approved by the boards of directors of the Company and Nortel Networks Limited in February 2004. The corporate performance objectives for 2004 were based on revenue, earnings, cash flow and leadership criteria (including customer engagement, technology leadership and market perception). The joint leadership resources committee also have discretion to consider other business factors in making a final determination of corporate performance for 2004. In June 2004, management recommended, and the joint leadership resources committee and the boards of directors of the Company and Nortel Networks Limited subsequently approved, the addition of financial accountability as a key quantitative factor in the individual leadership performance objectives for determination of incentive cash awards under the SUCCESS Plan. Financial accountability as a performance objective under the SUCCESS Plan includes, among other things: (i) compliance with financial reporting obligations under United States and Canadian securities laws and the requirements of the Sarbanes-Oxley Act of 2002; (ii) an assessment of training with respect to financial reporting responsibilities and understanding of generally accepted accounting principles across Nortel; and (iii) progress on the implementation of process and system improvements related to accounting and management information systems across Nortel. Based on performance as compared to the corporate performance objectives for 2004 and, after considering other relevant business factors, the committee determined that no short term cash incentive awards would be paid in respect of 2004.

Voluntary Undertaking: Return to Profitability Bonus Program and 2003 Restricted Stock Unit Program

     In a letter dated January 10, 2005 to Lynton (Red) Wilson, the Chairman of the board of directors of the Company, the members of the core executive leadership team of Nortel affirmed their voluntary, unilateral and unconditional undertaking to (i) pay to the Company over a three year period an amount equal to the entire Return to Profitability (“RTP”) bonus paid to each such member in 2003 (net of any taxes deducted at source) regardless of whether the profitability metrics associated with the RTP were met on a restated basis and (ii) not accept, and accordingly disclaim, any potential award of either the third or fourth tranches of 2003 restricted stock units (regardless whether applicable financial targets for these bonuses were achieved). The members indicated in their letter that, while they had not engaged in the improper accounting activities that had been identified by the audit committee of the Company’s board of directors, they shared the board of directors’ deep disappointment in these actions and events and are determined to make clear to Nortel employees, investors and others that such activities are unacceptable to them.

     The following table sets forth the amount of the RTP bonus to be paid by each member:

Member	RTP Amount (Net)
Chahram Bolouri	Cdn. $891,697
Malcolm Kevin Collins	GBP£395,409
Pascal Debon	U.S. $1,078,963
Nicholas John DeRoma	Cdn. $953,747
William John Donovan	U.S. $640,271
John Joseph Giamatteo	U.S. $259,875
Dion Constandino Joannou	U.S. $328,412
Robert Yu Lang Mao	U.S. $627,500
Brian William McFadden	Cdn. $899,630
Donald Gregory Mumford	Cdn. $921,500
Stephen Charles Pusey	GBP£473,173
Susan Louise Spradley	U.S. $967,694

Option Grants in 2004 and 2003

     No options were granted to any of the named executive officers for 2004 during the fiscal year ended December 31, 2004 and no options were granted to any of the named executive officers for 2003 during the fiscal year ended December 31, 2003.

Aggregate Option Exercises in 2004 and 2003 and Year-End Option Values

     No options to purchase common shares of the Company were exercised by any named executive officer for 2004 during the fiscal year ended December 31, 2004 and no options to purchase common shares of the Company were exercised by any named executive officers for 2003 during the fiscal year ended December 31, 2003. The following tables set forth: (i) the value of unexercised options held by named executive officers for 2004 as at December 31, 2004; and (ii) the value of unexercised options held by named executive officers for 2003 as at December 31, 2003, respectively.

2004

Number of Securities
	Common		Underlying		Value of Unexercised
	Shares Acquired		Unexercised Options at Fiscal		In-the-Money
	On Exercise	Value	Year-End (#)(1)(2)(3)(4)		Options at Fiscal Year-End ($)(4)
Name	(#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
W.A. Owens	—	—	—	—	—	—

P. Debon	—	—	1,358,666 (5)	243,334	—	—

B.W. McFadden	—	—	1,133,666(Cdn)(5)	163,334(Cdn)	—	—

S.L. Spradley	—	—	238,665 (6)	83,334	—	—

N.J. DeRoma	—	—	1,290,000(Cdn)(5) 80,000	243,334(Cdn)	—	—

F.A. Dunn*	— —	— —	— (7)	— (Cdn)(7) — (7)	—	—

*	On April 27, 2004, Mr. Dunn’s employment as President and Chief Executive Officer of the Company and Nortel Networks Limited was terminated for cause.

(1)	As adjusted to reflect the two-for-one stock split of Nortel Networks Limited’s common shares effective at the close of business on January 7, 1998, the stock dividend of one common share on each issued and outstanding common share of Nortel Networks Limited effective at the close of business on August 17, 1999, and the two-for-one stock split of the Company’s common shares effective at the close of business on May 5, 2000, where applicable.

(2)	Includes the following number of “replacement options”: 160,000 for Mr. Debon; 80,000 for Mr. McFadden (which will expire in January 2009 and which are unavailable for exercise pursuant to the terms of the replacement option program); and 160,000 for Mr. DeRoma. Mr. Dunn had also received 120,000 replacement options, which he subsequently voluntarily returned for immediate cancellation in June 2003. See also footnote (7) below. Replacement options are granted pursuant to the key contributor stock option program. Under that program, a participant is granted concurrently an equal number of initial options and replacement options. The initial options and the replacement options expire ten years from the date of grant. The initial options have an exercise price equal to the market value of common shares of the Company on the date of grant and the replacement options have an exercise price equal to the market value of common shares of the Company on the date all of the initial options are fully exercised, provided that in no event will the exercise price be less than the exercise price of the initial options. Replacement options are generally exercisable commencing 36 months after the date all of the initial options are fully exercised, provided that the participant beneficially owns a number of common shares of the Company at least equal to the number of common shares subject to the initial options less any common shares sold to pay for option costs, applicable taxes, and brokerage costs associated with the exercise of the initial options.

(3)	As the Company grants both United States dollar and Canadian dollar stock options, the options are listed separately for each currency, where applicable. Unless otherwise stated, all options are United States dollar options.

(4)	As at December 31, 2004, none of the outstanding exercisable or unexercisable United States dollar or Canadian dollar stock options held by the named executive officers had an exercise price that exceeded the closing price of the Company’s common shares on the last trading day of the year on, respectively, the New York Stock Exchange for United States stock options and on the Toronto Stock Exchange for Canadian stock options. On December 31, 2004, the closing price of the Company’s common shares on the New York Stock Exchange and the Toronto Stock Exchange was $3.47 and Cdn$4.16, respectively. The weighted average exercise price of the outstanding exercisable and unexercisable United States dollar and Canadian dollar stock options as at December 31, 2004 was: $14.51 for options held by Mr. Debon; $6.30 for options held by Ms. Spradley; Cdn$24.32 for options held by Mr. McFadden;

and Cdn$25.18 for Mr. DeRoma’s Canadian dollar stock options and $11.29 for his United States dollar stock options. Where applicable, the weighted average exercise price has been calculated assuming that replacement options that currently do not have set exercise prices will have exercise prices equal to the exercise prices of the corresponding initial options. See footnote (2) above.

(5)	The remaining two thirds of the performance accelerated stock options previously granted to Messrs. Debon, McFadden and DeRoma vested and became exercisable in January 2004, the other one third having vested and became exercisable in December 2003.

(6)	Prior to Ms. Spradley’s appointment as an officer of the Company, she was an employee eligible to participate in the voluntary stock option exchange program. As a result, 41,999 of the stock options granted to Ms. Spradley in 2002 were granted pursuant to the voluntary stock option exchange program. All of those options were exercisable as of December 31, 2004.

(7)	As a result of the termination of Mr. Dunn’s employment for cause on April 27, 2004, all United States dollar and Canadian dollar options held by Mr. Dunn terminated and expired automatically on April 27, 2004, including all performance accelerated stock options.

2003

Number of Securities
	Common		Underlying		Value of Unexercised
	Shares Acquired		Unexercised Options at Fiscal		In-the-Money
	On Exercise	Value	Year-End (#)(1)(2)(3)(4)		Options at Fiscal Year-End ($)(4)
Name	(#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
F.A. Dunn	— —	— —	750,000(Cdn)(5)(6)	1,500,000(Cdn)(5) — (7)	—	—

P. Debon	—	—	891,999 (6)	710,001	—	—

S.L. Spradley	—	—	148,665 (8)	173,334 (8)	—	—

C. Bolouri	—	—	931,332(Cdn)(6)	686,668(Cdn)	—	—

N.J. DeRoma	—	—	663,333(Cdn)(6) 80,000	870,001(Cdn)	—	—

(1)	As adjusted to reflect the two-for-one stock split of Nortel Networks Limited’s common shares effective at the close of business on January 7, 1998, the stock dividend of one common share on each issued and outstanding common share of Nortel Networks Limited effective at the close of business on August 17, 1999, and the two-for-one stock split of the Company’s common shares effective at the close of business on May 5, 2000, where applicable.

(2)	Includes the following number of previously granted “replacement options”: 160,000 for Mr. Debon; 120,000 for Mr. Bolouri; and 160,000 for Mr. DeRoma. Mr. Dunn had also been granted 120,000 replacement options, which he subsequently voluntarily returned for immediate cancellation in June 2003. See also footnotes (5) and (7) below. Replacement options are granted pursuant to the Company’s key contributor stock option program. Under that program, a participant is granted concurrently an equal number of initial options and replacement options. The initial options and the replacement options expire ten years from the date of grant. The initial options have an exercise price equal to the market value of common shares of the Company on the date of grant and the replacement options have an exercise price equal to the market value of common shares of the Company on the date all of the initial options are fully exercised, provided that in no event will the exercise price be less than the exercise price of the initial options. Replacement options are generally exercisable commencing 36 months after the date all of the initial options are fully exercised, provided that the participant beneficially owns a number of common shares of the Company at least equal to the number of common shares subject to the initial options less any common shares sold to pay for options costs, applicable taxes, and brokerage costs associated with the exercise of the initial options.

(3)	As the Company grants both United States dollar and Canadian dollar stock options, the options are listed separately for each currency, where applicable. Unless otherwise stated, all options are United States dollar options.

(4)	As at December 31, 2003, all of the outstanding exercisable or unexercisable United States dollar or Canadian dollar stock options held by the named executive officers had an exercise price that exceeded the closing price of the Company’s common shares on the last trading day of the year on, respectively, the New York Stock Exchange for

United States stock options and on the Toronto Stock Exchange for Canadian stock options. On December 31, 2003, the closing price of the Company’s common shares on the New York Stock Exchange and the Toronto Stock Exchange was $4.23 and Cdn$5.49, respectively. The weighted average exercise price of the outstanding exercisable and unexercisable United States dollar and Canadian dollar stock options as at December 31, 2003 was: Cdn$8.95 for options held by Mr. Dunn; $14.51 for options held by Mr. Debon; $6.30 for options held by Ms. Spradley; Cdn$37.06 for options held by Mr. Bolouri; and Cdn$25.18 for Mr. DeRoma’s Canadian dollar stock options and $11.29 for his United States dollar stock options. Where applicable, the weighted average exercise price has been calculated assuming that replacement options that currently do not have set exercise prices will have exercise prices equal to the exercise prices of the corresponding initial options. See footnote (2) above.

(5)	As a result of the termination of Mr. Dunn’s employment for cause on April 27, 2004, all options held by Mr. Dunn terminated and expired automatically on April 27, 2004, including all performance accelerated stock options. Previously, in June 2003, Mr. Dunn voluntarily returned for immediate cancellation 934,668 previously granted Canadian dollar stock options, comprised of 851,334 exercisable plus 83,334 unexercisable options as well as 120,000 exercisable replacement options referenced in footnote (2) above. See also footnote (7) below.

(6)	One third of the performance accelerated stock options previously granted to Messrs. Dunn, Debon, Bolouri and DeRoma in 2001 vested and became exercisable in December 2003. Other than Mr. Dunn, who did not have any additional performance accelerated stock options accelerated, the remaining two thirds of the performance accelerated stock options held by Messrs. Debon, Bolouri and DeRoma vested and became exercisable in January 2004. See footnote (5).

(7)	In June 2003, Mr. Dunn voluntarily turned in for immediate cancellation 200,000 unexercisable United States dollar stock options originally granted in July 1999.

(8)	Prior to Ms. Spradley’s appointment as an officer of the Company, she was an employee eligible to participate in the voluntary stock option exchange program. As a result, 41,999 of the stock options granted to Ms. Spradley in 2002 were granted pursuant to the voluntary stock option exchange program. Of those options, 35,332 were exercisable as of December 31, 2003.

Long-Term Incentive Plans — Awards in Last Two Fiscal Years

     No long-term incentives were granted under any long-term incentive plan to any of the named executive officers for 2004 during the fiscal year ended December 31, 2004.

     The following table sets forth certain information concerning the allocation of restricted stock units to the named executive officers for 2003 under the Nortel Networks Limited Restricted Stock Unit Plan (or RSU Plan) during the fiscal year ended December 31, 2003.

		Performance or	Estimated Future Payouts Under Non-Share
	Number of Shares, Units	Other Period Until	Price Based Plans
	or Other Rights	Maturation or			Maximum (#)
Name	(#)(1)(2)	Payout (2)	Threshold(#)	Target (#)	(2)
F.A. Dunn	2,980,000(3)	2003 to 2005	0	0	2,980,000(3)

P. Debon	1,490,000	2003 to 2005	0	0	1,490,000

S.L. Spradley	1,150,000	2003 to 2005	0	0	1,150,000

C. Bolouri	1,070,000	2003 to 2005	0	0	1,070,000

N.J. DeRoma	1,070,000	2003 to 2005	0	0	1,070,000

(1)	When issued and settled, a restricted stock unit entitles the holder to receive one common share of the Company or, in the discretion of the joint leadership resources committee, cash in lieu of shares in certain circumstances.

(2)	The 2003 RSU program provided for a three-year performance period ending December 31, 2005. The three-year performance period included four performance thresholds that could be achieved at any time during the performance period. The performance criteria for each of the four thresholds were distinct “Return on Sales before Tax” (or ROSBT) percentage targets, calculated on a rolling four-quarter basis. The joint leadership resources committee assessed the Company’s performance on a quarterly basis against each of these thresholds and further considered the

Company’s performance as compared to its competitors and certain business, financial, competitive, political and other relevant criteria in determining, in the committee’s discretion, whether any or a portion of the allocated restricted stock units would be issued and settled to participants. In respect of 2003, the committee exercised its discretion to authorize the issuance of restricted stock units to the named executive officers based, among other things, on the achievement of two performance thresholds. On January 10, 2005, the joint leadership resources committee exercised the discretion reserved to it with respect to the 2003 RSU program and determined, and the boards of directors of the Company and Nortel Networks Limited confirmed and approved, that no additional restricted stock units would be issued with respect to the 2003 RSU program (including in connection with the achievement of the third and fourth ROSBT performance targets or otherwise) and that all unissued restricted stock units under the 2003 RSU program were immediately terminated and cancelled in their entirety. Information regarding restricted stock units issued and settled under the 2003 program of the RSU Plan is disclosed in the “Summary Compensation Table — 2003” above under “LTIP Payouts”. On April 27, 2004, the Company and Nortel Networks Limited terminated for cause the employment of each of their then chief financial officer and controller. The Company and Nortel Networks Limited have demanded repayment from the chief financial officer and controller of the restricted stock units issued and settled in July 2003 with respect to the achievement of the first performance threshold and, with respect to the controller, the restricted stock units issued and settled in January 2004 with respect to the achievement of the second performance threshold. All restricted stock units allocated to the chief financial officer and the controller that were not issued have been forfeited. See footnote (3) regarding restricted stock units allocated to the president and chief executive officer.

(3)	As a result of the termination of Mr. Dunn’s employment for cause on April 27, 2004, Mr. Dunn’s allocated but unissued restricted stock units were automatically forfeited. With respect to the restricted stock units issued to him and settled in July 2003 with respect to the achievement of the first performance threshold, the Company and Nortel Networks Limited have demanded repayment and commenced legal proceedings for the recovery of the value of such restricted stock units as noted in the “Summary Compensation Table” above. No restricted stock units were issued to Mr. Dunn with respect to the second performance threshold.

Retirement Plans

     The Company has several pension plans. The following descriptions relate to pension plans to which the named executive officers for 2004 and the named executive officers for 2003 are eligible to participate.

     The non-contributory defined benefit pension plans (or base plans) in Canada and in the United States are generally available to employees and executives who were participants prior to May 1, 2000. There is also the Nortel Networks Supplementary Executive Retirement Plan which is available to eligible executives. The benefit calculated under the Supplementary Executive Retirement Plan is reduced by the pension benefits payable under the registered/qualified defined benefit pension plans and the non-qualified/excess plans. Effective January 1, 2000, the Supplementary Executive Retirement Plan was closed to new participants.

Defined Benefit Pension Plan — Canada

     A defined benefit pension plan, the Nortel Networks Limited Managerial and Non-Negotiated Pension Plan, is maintained for eligible employees and executives in Canada. This plan has two different formulas, called Part I and Part II.

     The Part I formula provides a monthly benefit at retirement based on years of service and a pension accrual of

     1.3 percent of the average annual earnings of the best three consecutive years. An early retirement reduction applies for retirement prior to age 60. Eligible earnings include base salary and, where applicable, overtime, off-shift differentials and an individual sales commission factor. Effective January 1, 1999, the Part I defined benefit formula was closed to new participants.

     The Part II formula was introduced January 1, 1999. Employees who were participants in Part I could continue to participate in Part I, or move to the new Part II formula, at their election. Part II provides a benefit based on pension credits and the average annual earnings for the highest three consecutive years in the last ten years prior to retirement or other termination of employment. Pension credits are earned during each year of participation based on the participant’s age attained in the year and on years of service. Eligible earnings include base salary and, where applicable, incentive awards or bonuses, if any, paid under the Nortel Networks Limited SUCCESS Incentive Plan (or SUCCESS Plan), overtime, off-shift differentials and sales commissions. Effective May 1, 2000, the Part II defined benefit formula was closed to new participants.

     The Part II benefit can be paid in a lump sum or as an actuarially equivalent annuity. Under the annual income option, there are reductions for retirement prior to normal retirement age of 65. Certain grandfathering rules exist for employees and executives who were participating in the pension plan as at December 31, 1998.

     The Income Tax Act (Canada) (or ITA) limits the amount of pension that may be paid under a registered pension plan. Pension benefits within the ITA limit are funded by a pension trust that is separate from the general assets of Nortel Networks Limited. Pension benefits that exceed the ITA limits are paid from an excess plan, and are funded from Nortel Networks Limited’s general assets and the general assets of Nortel Networks Technology Corporation (or NNTC), an affiliate of the Company.

Defined Benefit Pension Plan — United States

     A defined benefit pension plan, the Nortel Networks Retirement Income Plan, is maintained for eligible employees and executives in the United States. Benefits are paid to plan participants under one of two formulas, depending on elections made by the plan participant: the Pension Service Plan (or PSP) formula or the Cash Balance Plan formula.

     The PSP formula is available for participants who are employees of Nortel Networks Inc. (or NNI) or other Nortel Networks subsidiaries located in the United States who enrolled in the plan prior to May 1, 2000, and who elected prior to May 1, 2000 to be covered by the PSP formula. As of May 1, 2000, the PSP formula under the Nortel Networks Retirement Income Plan was closed to new participants. The PSP formula provides a benefit based on pension credits and average earnings for the highest 1,095 consecutive calendar days of compensation out of the last 3,650 days prior to retirement or other termination of employment. Pension credits are earned during each year of participation based on the participant’s age attained in the year and on years of service. Eligible earnings include base salary and, where applicable, incentive awards or bonuses, if any, paid under the SUCCESS Plan, overtime, off-shift differentials and sales commissions.

     A new defined benefit pension formula, the Cash Balance Plan, was established, effective May 1, 2000, based on pay credits and interest credits. Employees who were participants in the PSP could continue to participate in the PSP, or move to the new Cash Balance Plan, or elect to opt out of the pension plan. The Cash Balance Plan formula provides a monthly credit equal to 4% of eligible earnings, with interest being credited monthly based on the month’s starting balance. Eligible earnings include base salary and, where applicable, incentive awards or bonuses, if any, paid under the SUCCESS Plan, overtime, off-shift differentials and sales commissions earned prior to retirement or other termination of employment.

     The PSP and Cash Balance Plan benefits can be paid in a lump sum or as an actuarially equivalent annuity.

     Certain grandfathering rules exist for employees and executives who were participating in the pension plan as at December 31, 1998.

     Federal laws place limitations on compensation amounts that may be included under a qualified pension plan ($205,000 in 2004) as well as limitations on the total benefit that may be paid from such plans. Pension benefits within the limit are funded by a pension trust that is separate from the general assets of NNI. Pension benefits applicable to compensation that exceeds federal limitations and pension benefits in excess of the limitations on total benefits are paid from a restoration (excess) plan, and are funded from NNI’s general assets.

Supplementary Executive Retirement Plan

     Eligible executives in Canada and the United States also participate in the Supplementary Executive Retirement Plan (or SERP). Effective January 1, 2000, the SERP was closed to new participants and there are only 19 executives who remain eligible to participate in the SERP.

     For Canadian executives participating in the SERP as at December 31, 1998 who elected, effective January 1, 1999, to remain in Part I of the pension plan, the SERP formula provides a benefit based on years of service and a pension accrual of 1.3 percent of the final average earnings of the best three consecutive years. An early retirement reduction of seven percent a year prior to age 60 applies in the case of retirement prior to this age. The maximum total annual retirement benefit cannot exceed 60 percent of an executive’s final average earnings at retirement. Eligible earnings include base salary plus the incentive award or bonus, if any, paid under the SUCCESS Plan, and commissions, however a bonus or commissions will not be included in a given year to the extent that it exceeds 60 percent of a participant’s base salary for that calendar year.

     New SERP plan provisions, which became effective January 1, 1999 and are applicable to Part II members participating in the Canadian plan and to US PSP formula members, provide a benefit based on pension credits and final average earnings for the highest three consecutive years in the last ten years prior to retirement, to a maximum benefit of 550 percent of final average earnings. Pension credits are earned during each year of participation based on the participant’s age attained in the year and on years of service. Eligible earnings include base salary plus the incentive award or bonus, if any, paid under the SUCCESS Plan, and commissions, however a bonus or commissions will not be included in a given year to the extent that it exceeds 60 percent of a participant’s base salary for that calendar year.

     All participating executives at December 31, 1998 have their benefits protected under the pre-1999 grandfathered SERP formula.

     Pension benefits from the SERP are funded from the general assets of, respectively, Nortel Networks Limited and NNTC in Canada and Nortel Networks Inc. in the United States.

     The following tables show the aggregate approximate annual retirement benefits for an eligible executive officer for certain compensation and years of service categories assuming retirement at age 65, and assuming grandfathering provisions do not apply.

     Table I estimates the total retirement benefit (including the SERP) for all participating United States executives (PSP formula members), and for participating Canadian executives who elected and continue to participate in Part II of the Nortel Networks Limited Managerial and Non-Negotiated Pension Plan. It estimates the benefit payable as a life annuity with a 60 percent survivor pension.

     The approximate benefits for the service of Messrs. Debon, McFadden and DeRoma (named executive officers in 2004) and Mr. Bolouri (a named executive officer in 2003, along with Messrs. Debon and DeRoma) are shown in Table I. The approximate total eligible earnings and years of credited pensionable service at December 31, 2004 was: $808,525 and 4.92 years of United States service for Mr. Debon; $708,816 and 27.50 years of Canadian service for Mr. McFadden; and $823,931 and 5.58 years of Canadian pensionable service for Mr. DeRoma. Mr. DeRoma is also eligible to receive additional credited pensionable service, up to a maximum of 8.125 years, under the terms of his employment agreement. See “Certain Employment Arrangements”. The approximate total eligible earnings and years of credited pensionable service for Mr. Bolouri at December 31, 2003 was $696,984 and 22 years of Canadian service.

Table I

	Years of Service
Total Earnings	15	20	25	30	35
$600,000	$138,578	$169,034	$207,612	$235,023	$273,602
700,000	161,674	197,206	242,215	274,194	319,202
800,000	184,770	225,379	276,817	313,365	364,802
900,000	207,866	253,551	311,419	352,535	410,403
1,000,000	230,963	281,724	346,021	391,706	456,003
1,100,000	254,059	309,896	380,623	430,876	501,603
1,200,000	277,155	338,068	415,225	470,047	547,203
1,300,000	300,251	366,241	449,827	509,217	592,804
1,400,000	323,348	394,413	484,429	548,388	638,404
1,500,000	346,444	422,585	519,031	587,558	684,004
1,600,000	369,540	450,758	553,633	626,729	729,605
1,700,000	392,636	478,930	588,235	665,900	775,205
1,800,000	415,733	507,102	622,837	705,070	820,805
1,900,000	438,829	535,275	657,439	744,241	866,406
2,000,000	461,925	563,447	692,042	783,411	912,006

     Table II estimates the benefits calculated under the United States Cash Balance Plan formula under the Nortel Networks Retirement Income Plan for participating employees and executives, payable as a straight life annuity.

     The approximate benefits for Mr. Owens and Ms. Spradley’s service are shown in Table II. The approximate total eligible earnings and years of credited service at December 31, 2004 for Mr. Owens was $680,328 and .75 years of United States service and $1,139,325 and 16.67 years of United States service for Ms. Spradley. As Mr. Owens and Ms. Spradley are in the Cash Balance Plan, eligible earnings for 2004 reflect 2004 base salary and, for Ms. Spradley, also includes an award paid during 2004 under the SUCCESS Plan. Mr. Owens is also eligible for Special Pension Arrangements. See “Certain Employment Arrangements”.

Table II

	Years of Service
Total Earnings	5	10	15	20	25	30	35
$600,000	$10,330	$20,659	$30,989	$41,318	$51,648	$61,978	$72,308
700,000	12,051	24,102	36,153	48,204	60,256	72,307	84,359
800,000	13,773	27,546	41,318	55,091	68,864	82,637	96,411
900,000	15,494	30,989	46,483	61,977	77,472	92,967	108,462
1,000,000	17,216	34,432	51,648	68,863	86,080	103,296	120,513
1,100,000	18,938	37,875	56,813	75,750	94,688	113,626	132,565
1,200,000	20,659	41,318	61,977	82,636	103,296	123,956	144,616
1,300,000	22,381	44,762	67,142	89,522	111,904	134,285	156,667
1,400,000	24,103	48,205	72,307	96,409	120,512	144,615	168,719
1,500,000	25,824	51,648	77,472	103,295	129,120	154,945	180,770
1,600,000	27,546	55,091	82,636	110,181	137,728	165,274	192,821
1,700,000	29,267	58,534	87,801	117,068	146,336	175,604	204,873
1,800,000	30,989	61,978	92,966	123,954	154,944	185,933	216,924
1,900,000	32,711	65,421	98,131	130,840	163,552	196,263	228,975
2,000,000	34,432	68,864	103,296	137,727	172,160	206,593	241,027

     On April 27, 2004, the Company and Nortel Networks Limited terminated for cause the employment of each of their then president and chief executive officer, chief financial officer and controller. On August 19, 2004, the Company announced that seven individuals with, or who had, significant responsibilities for financial reporting at the line of business and regional levels were terminated for cause and that Nortel would demand repayment of payments made under bonus plans in respect of 2003. Further to that announcement, a demand for repayment was made and, in the case of the former president and chief executive officer, chief financial officer and controller who each had their employment terminated for cause, the Company and Nortel Networks Limited have commenced legal proceedings for the recovery of such bonus payments. As a result, where applicable and permitted under applicable law, the pension benefits for the terminated executives were recalculated to include base salary only in 2003.

     As a result of the termination of Mr. Dunn’s employment for cause on April 27, 2004, he was no longer eligible for any SERP benefit that would have otherwise applied as a result of his past election to remain in Part I of the pension plan. Upon the termination of his employment for cause, Mr. Dunn received Cdn$2,416,517.18 representing the commuted value of his pension benefits accrued pursuant to the Nortel Networks Limited Managerial and Non-Negotiated Pension Plan. The payment was calculated based on Mr. Dunn’s 27.92 years of service in accordance with the Part I formula described under “Defined Benefit Pension Plan — Canada”.

CERTAIN EMPLOYMENT ARRANGEMENTS

     On August 31, 2004, the Company and Nortel Networks Limited entered into an employment agreement with Mr. Owens confirming his appointment as President and Chief Executive Officer of the Company and Nortel Networks Limited as of April 27, 2004. The agreement provides that Mr. Owens will receive a base salary of $1,000,000 and will be eligible for a targeted annual bonus of 170% of base salary under the Nortel Networks Limited SUCCESS Incentive Plan (or SUCCESS Plan). Under the agreement, Mr. Owens will receive a special pension benefit that will accrue ratably over the first five years of his employment as President and Chief Executive Officer. Assuming retirement at the end of such five years, Mr. Owens will receive an estimated monthly pension benefit of $33,540, payable over the five year period following his retirement. Mr. Owens is based at the Company’s offices in Ontario, Canada. In connection with his relocation to Ontario, Mr. Owens was eligible for certain benefits under the Nortel Networks-International Assignment Relocation program, in accordance with the generally applicable terms of such program and consistent with his senior executive position. Mr. Owens’ agreement also confirms his eligibility to participate in certain employee and executive plans and programs, including the Nortel Networks Corporation Executive Retention and Termination Plan (or ERTP) described below. Effective March 14, 2005, Mr. Owens became Vice-Chairman and Chief Executive Officer of the Company and Nortel Networks Limited. On March 22, 2005, the joint leadership resources committee of the boards of directors of the Company and Nortel Networks Limited and the independent members of the boards of directors of the Company and Nortel Networks Limited approved an additional special pension benefit of $4.5 million to compensate Mr. Owens for equity compensation that he forfeited upon his resignation from the boards of directors of various other companies in connection with his appointment as President and Chief Executive Officer. The additional special pension benefit vested immediately upon approval and will be paid in accordance with the terms of the original arrangement. Upon retirement, Mr. Owens will receive an additional monthly pension benefit of $86,247 as a result of the revised arrangement. The revised total monthly pension benefit will be $119,787, payable over the five years following his retirement. Mr. Owens’ compensation arrangements are also discussed under “Report on 2004 and 2003 Executive Compensation”.

     Effective March 4, 2005, the Company entered into an employment agreement with Gary J. Daichendt, 53, in connection with his appointment as President and Chief Operating Officer of the Company and Nortel Networks Limited, effective March 14, 2005. The agreement provides that Mr. Daichendt will receive a base salary of $800,000. Mr. Daichendt will be eligible for a target annual bonus of 125% of base salary under the SUCCESS Plan, based on the generally applicable performance criteria under such plan. For 2005, Mr. Daichendt will receive a guaranteed annual bonus under the SUCCESS Plan of at least 125% of base salary. The agreement also specifies that, once the suspension on the grant of options caused by the delay of certain regulatory filings by the Company and Nortel Networks Limited ends, the Company intends to recommend for approval a new hire grant of 500,000 stock options of the Company for Mr. Daichendt, subject to the terms and conditions of the applicable stock option plan of the Company. The agreement also provides that the Company intends to award to Mr. Daichendt a 2005 long term incentive package valued at the time of award equivalent to $3.75 million and conditional upon shareholder and all other required approvals having been obtained prior to the award. Mr. Daichendt will also be eligible to participate in the employee benefit plans of Nortel Networks Inc. and the Company, including the ERTP, in accordance with the generally applicable terms of such plans. Mr. Daichendt will also, in certain circumstances, be entitled to certain involuntary separation awards in the event certain aspects of his position change after the effective date of his employment or the Company initiates the separation of his employment as President and Chief Operating Officer, although such involuntary separation awards would preclude any awards under the ERTP. Such involuntary separation awards include the equivalent of two years’ base salary and one year of SUCCESS Plan payment at target, and continued vesting of outstanding stock options during the two-year salary continuance period.

     The Company entered into an employment agreement with Peter W. Currie, 54, in connection with his appointment as Chief Financial Officer, as of February 14, 2005. The agreement provides that Mr. Currie will receive a base salary of $600,000 and a bonus of $300,000 to be paid within 60 days of commencing employment. Mr. Currie will be eligible for a target annual bonus of 100% of base salary under the SUCCESS Plan, based on the generally applicable performance criteria under such plan. For 2005, Mr. Currie will receive a guaranteed annual bonus under the SUCCESS Plan of at least 100% of base salary, pro-rated for the number of months of active employment. The agreement also specifies that Mr. Currie will be eligible to participate in certain employee benefit plans and the ERTP in accordance with the generally applicable terms of such plans. Mr. Currie subsequently became Executive Vice-President and Chief Financial Officer of the Company and Nortel Networks Limited effective March 14, 2005.

     Mr. DeRoma entered into an employment agreement in April 1997, prior to commencing employment as Vice-President and Deputy General Counsel. Pursuant to the agreement, Nortel Networks Limited agreed to make a gross-up payment to Mr. DeRoma for calendar years 1997 through 2000. The gross-up payment was intended to place Mr. DeRoma in the same after-tax position with respect to his base salary and any annual incentive award as if he were a resident of the State of Connecticut and a taxpayer in the United States. After June 2000, this gross-up was subject to annual review by the joint leadership resources committee of the boards of directors of the Company and Nortel Networks Limited, and was not renewed subsequent to March 2002. Under the terms of the agreement, Mr. DeRoma is also eligible for the Nortel Networks Limited Special Pension Credit Program which covered new executive hires older than age 35. Mr. DeRoma will be credited, for pension purposes, with additional years and months equal to one half of the years between the age of 35 and Mr. DeRoma’s age at the time of hire, if he retires after the age of 60, to a maximum of 8.125 years.

     Other than Mr. Dunn, each of the named executive officers and certain other executive officers and senior employees, including the current Vice-Chairman and Chief Executive Officer, currently participate in the ERTP. The ERTP provides that if a participant’s employment is terminated without cause within a period commencing 30 days prior to the date of a change in control of the Company and ending 24 months after the date of a change in control of the Company, or the participant resigns for good reason (including, among other things, a reduction in overall compensation, geographic relocation or reduction in responsibility, in each case without the consent of the participant) within 24 months following the date of a change in control of the Company, the participant will be entitled to certain payments and benefits, including (i) the payment of an amount equal to three times (in the case of the chief executive officer) and two times (in the case of the other named executive officers) of the participant’s annual base salary; (ii) the payment of an amount equal to 300 percent (in the case of the chief executive officer) and 200 percent (in the case of the other named executive officers) of the participant’s target annual incentive bonus; (iii) accelerated vesting of all or substantially all stock options; and (iv) the “pay-out” at target of any restricted stock units under the Nortel Networks Limited Restricted Stock Unit Plan.

     For purposes of the ERTP, a change in control is deemed to occur if:

(i)	any party or group acquires beneficial ownership of securities of the Company representing more than 20 percent of the outstanding securities entitled to vote in the election of directors of the Company;

(ii)	the Company participates in a business combination, including, among other things, a merger, amalgamation, reorganization, sale of all or substantially all of its assets, or plan of arrangement, unless the business combination only involves the Company and/or its affiliates or, following the completion of the business combination, the Company’s common shareholders beneficially own, directly or indirectly, more than 50 percent of the then-outstanding voting shares of the entity resulting from the business combination (or of an entity which ultimately controls such entity) and a majority of the members of the board of directors of the entity resulting from the business combination (or the entity ultimately controlling such entity) were members of the board of directors of the Company when the business combination was approved or the initial agreement in connection with the business combination was executed;

(iii)	the persons who were directors of the Company on the effective date of the ERTP cease (for reasons other than death or disability) to constitute at least a majority of the Company’s board of directors; provided, that any person who was not a director on the effective date of the ERTP shall be deemed to be an incumbent director if such person was elected or appointed to the Company’s board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualify as incumbent directors unless such election, appointment, recommendation or approval was the result of any actual or publicly threatened proxy contest for the election of directors; or

(iv)	any other event occurs which the Company’s board of directors determines in good faith could reasonably be expected to give rise to a change in control.

     Until June 30, 2003, each of the named executive officers (other than Mr. Dunn) and certain other executive officers of the Company were eligible to participate in the Nortel Networks Corporation Special Retention Plan (or SRP). The SRP provided that if a participant’s employment was terminated by the participant for good reason or by the Company without cause (as defined in the SRP) during the period from November 1, 2001 to June 30, 2003, that participant would have been entitled to certain payments and benefits. Other than payments made in accordance with the SRP in March 2003 in connection with a former executive officer’s previously announced termination of employment, no amounts were paid or became payable in 2003 to any executive officer prior to June 30, 2003.

INDEBTEDNESS OF MANAGEMENT

     The Company provides relocation assistance under the Nortel Networks — International Assignment Relocation program to employees who are requested to relocate that is designed to minimize the financial exposure to employees as a result of the move. In the past, the assistance has included housing loans, advances on real estate equity, and payments on behalf of employees of direct costs associated with the move. The assistance offered is specific to each employee and is structured to be competitive in the area to which the employee is relocated, subject to the overall relocation policy. Effective July 30, 2002, the Company no longer offers its executive officers housing loans as part of their relocation assistance.

     No loans have been extended by the Company or its subsidiaries to any director or executive officer of the Company since January 1, 2003. Neither the Company nor its subsidiaries have given any guarantee, support agreement, letter of credit, or similar arrangement or understanding, to any other entity in connection with indebtedness of current and former directors or executive officers since January 1, 2003.

     As at April 15, 2005, approximately $3.87 million of indebtedness was owed by current and former employees to the Company and its subsidiaries. Except for the indebtedness previously owed by a recently appointed executive officer as set out in the table below, no current or former director or executive officer had any loans outstanding since January 1, 2003.

Table of Indebtedness of Directors and Executive Officers

		Largest Amount		Amount Forgiven
		Outstanding		January 1, 2003 to
Name and Principal	Involvement of	January 1, 2003 –	Amount Outstanding	December 31, 2004
Position	Company or Subsidiary	December 31, 2004 ($)	as at December 31, 2004 ($)	($)
Martha H. Bejar (1) President, CALA	Lender	200,000	0	0

(1)	A subsidiary of the Company extended a housing loan to Ms. Bejar in 2001 in connection with a relocation. The loan was for a period of 10 years, interest-free and secured against Ms. Bejar’s residence. The full amount of this indebtedness was repaid by Ms. Bejar prior to her appointment as an executive officer effective October 1, 2004.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The joint leadership resources committee of the board of directors of the Company and the board of directors of Nortel Networks Limited is comprised of members from the boards of directors of the Company and Nortel Networks Limited. The members of the joint committee are Messrs. R.E. Brown (Chairman), R.D. McCormick, H.J. Pearce, S.H. Smith, Jr., and L.R. Wilson. Mr. Owens served as a member of the joint leadership resources committee until April 27, 2004, but resigned from the committee in connection with his appointment as President and Chief Executive Officer of the Company and Nortel Networks Limited. Messrs. McCormick and Pearce were appointed to the joint leadership resources committee effective January 18, 2005. No other changes to the membership of the joint leadership resources committee have occurred during 2004 or 2003. No member of the joint leadership resources committee was an officer (within the meaning of applicable United States securities rules) or employee of the Company or any of its subsidiaries at any time during 2004 or 2003.

     No executive officer of the Company serves on the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of the Company’s board of directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and its subsidiaries paid the law firm of Ogilvy Renault LLP, of which Mr. Fortier is a senior partner and Chairman, fees for legal services with respect to several matters in 2003 and 2004 and are expected to continue to pay fees for legal services in 2005.

     The Company and its subsidiaries paid the law firm of Piper Rudnick LLP, of which Mr. Blanchard is a partner, fees for legal services with respect to several matters in 2003 and 2004 and are expected to continue to pay fees for legal services in 2005.

     The Company and its subsidiaries paid the law firm of McCarthy Tétrault LLP fees for legal services in 2003 and 2004. In May 2004, Mr. Manley became a senior counsel of the law firm of McCarthy Tétrault LLP, serving as an independent consultant but not a partner. McCarthy Tétrault LLP represents a former executive of Nortel in connection with matters related to his former association with Nortel, including certain civil proceedings commenced in 2001, the fees for which are being paid by the Company pursuant to indemnification provisions of applicable law.

REPORT ON 2004 AND 2003 EXECUTIVE COMPENSATION

     The joint leadership resources committee of the board of directors of Nortel Networks Corporation and the board of directors of Nortel Networks Limited oversees the executive compensation programs of both Nortel Networks Corporation and Nortel Networks Limited (together in this report referred to as Nortel) and reports to their respective boards of directors (together in this report referred to as the Nortel boards). The committee is composed entirely of non-employee directors, none of whom are currently or have ever been an officer of Nortel. The Nortel boards have determined that each member of the committee is “unrelated” under the Toronto Stock Exchange’s Corporate Governance Guidelines and “independent” under the New York Stock Exchange, or NYSE, corporate governance listing standards.

     The joint leadership resources committee has primary responsibility for:

•	reviewing and approving, where appropriate, matters related to the strategic direction and overall effectiveness of the management of human resources and compensation and the provision of advice and direction to the Nortel boards with respect to such matters

•	senior management succession planning

•	the appointment, responsibilities and compensation of key members of senior management, which includes executive officers

•	the assessment of the senior management leadership team, including key members of senior management

•	administrative duties specifically delegated to or required to be performed by the committee under the provisions of any compensation or benefit plans

•	making certain recommendations for approval by the Nortel boards, including with respect to the appointment of officers, corporate performance targets, achievement factors and aggregate award amounts under the various incentive plans and the creation, amendment and termination of cash compensation, incentive and benefits plans where approval of the Nortel boards is required under the terms of such plans

•	any other matters as the Nortel boards may from time to time determine.

     As the executive officers of Nortel Networks Corporation are also the executive officers of Nortel Networks Limited, we assess executive compensation on a combined basis. Historically, the compensation of the chief executive officer has been determined by the Nortel boards, based on the recommendations of the joint leadership resources committee. In response to new NYSE corporate governance listing requirements, the committee assumed responsibility, effective February 26, 2004, for reviewing and assessing the performance, and for determining the compensation, of the chief executive officer and, also in accordance with NYSE requirements, effective April 29, 2004, the Nortel boards directed that the chief executive officer’s compensation be determined by the “independent” directors of the Nortel boards, together with the joint leadership resources committee, based on the committee’s assessment of the performance of the chief executive officer.

     We retain independent compensation consultants to assist in our assessment of executive compensation programs. We may also request management to undertake studies and report on areas of interest, and we may retain such other consultants as we deem appropriate.

Compensation Philosophy and Objectives

     Our executive compensation programs are intended to attract, motivate and retain the key talent necessary to enable Nortel to be successful in the highly competitive technology industry. Our philosophy is to competitively compensate executive officers for their total performance and contribution.

     Our integrated compensation program is designed to provide a total rewards approach to compensation based on the following principles:

     Competitive Compensation

     We benchmark against executive compensation paid by a group of comparator companies from the telecommunications and technology sectors with which Nortel competes for executive talent (referred to in this report as the comparator companies). Total compensation paid to Nortel’s executive officers in 2003 and 2004 was within the 50th to 75th percentile range of that paid by the comparator companies. For 2005, we will benchmark total compensation for our executive officers to the 50th percentile of the compensation paid by the comparator companies. For these purposes, the comparator companies are not necessarily the same as those used to compare shareholder returns of Nortel Networks Corporation in this proxy statement and proxy circular.

Rewarding Performance

     Consistent with our compensation philosophy, targets for short term annual incentives awarded under our Nortel Networks Limited SUCCESS Incentive Plan, or SUCCESS Plan, which are based on the achievement of financial and other corporate objectives and the achievement of individual performance and contribution objectives, were benchmarked in both 2003 and 2004 to the 75th percentile of incentives paid to individuals with similar responsibilities by the comparator companies. As an executive officer’s scope of responsibility expands, a greater percentage of the individual’s total compensation is performance based or “at risk”. For 2005, we will benchmark short term incentive cash awards to the 50th percentile of incentives paid to individuals with similar responsibilities by the comparator companies.

Share Ownership and Shareholder Alignment

     In 2001, we adopted share ownership guidelines for executive officers and senior employees to promote alignment of management and shareholder interests. Executive officers and senior employees are expected, over a period of five years from the date of their appointment or the date the executive officer or senior employee enters a new salary threshold, to accumulate and hold common shares of Nortel Networks Corporation having a value equal to a percentage of their base salary. The guidelines are reviewed from time to time and may be adjusted to reflect market conditions and competitive practice amongst the comparator companies. The current guidelines, in place since February 2003, are as follows:

Base Salary Range in	Percentage
US/CDN Dollars	of Salary
0 to $99,999	0%
$100,000 to $199,999	50%
$200,000 to $299,999	100%
$300,000 to $399,999	200%
$400,000 and up	300%
Chief Executive Officer	500%*

*	On July 30, 2004, the percentage of salary for the Chief Executive Officer was increased from 400% to 500%.

     While most executive officers increased their share ownership from January 1, 2003 to March, 2004, as a result of the delay by Nortel Networks Corporation and Nortel Networks Limited in filing certain financial statements, executive officers have been prohibited since March, 2004 under applicable laws from acquiring additional common shares of Nortel Networks Corporation. In addition, the decline in the price of common shares of Nortel Networks Corporation has had an adverse effect on achievement of the guideline value targets.

Major Components of Executive Compensation Programs

     The major components of our compensation program for executive officers are:

                    Base salary
                    Short term incentives
                    Long term incentives
                              Restricted stock units

                              Stock options

Base Salary

     Base salaries for executive officers are determined by reference to individual performance, contribution and value, and are benchmarked to the 50th percentile of the salaries paid to individuals in positions of similar responsibility by the comparator companies operating in the relevant geographic employment market. In 2003, there were 19 individuals who were executive officers and 7 of such executive officers received a salary increase primarily for their significant contribution and the importance of their roles. In 2004, there were 29 individuals who were executive officers and 4 of such executive officers received salary increases primarily due to the need to provide a market competitive salary. Generally, base salary represents approximately 10 to 20 percent of total targeted compensation for executive officers.

Short Term Incentives

Annual Incentive Awards

     Annual cash bonus awards under the SUCCESS Plan are based on achieving corporate and individual performance objectives for a calendar year. We retain full discretion in determining whether, and the extent to which, corporate performance objectives have been met and whether, and to what extent, an annual award under the SUCCESS Plan will be made. Annual awards are determined as a percentage of annual base salary by reference to individual job scope, complexity, and responsibilities, and by individual performance and contribution, as well as corporate performance. We also have the authority to award bonuses from a discretionary bonus pool under the SUCCESS Plan to provide additional incentives, based on achievement of focused performance objectives to selected individuals or groups whose relative contribution is expected to add significantly to Nortel Networks Corporation’s overall success. Generally, short term incentives represent approximately 10 to 20 percent of total targeted compensation ranges for executive officers. However, as a result of the “Return to Profitability” bonus program described below, short term incentive compensation paid to executive officers represented a greater component of total compensation paid in 2003. Mr. Debon, Mr. McFadden, Ms. Spradley, Mr. DeRoma and Mr. Bolouri have voluntarily undertaken to pay to Nortel Networks Corporation over a three-year period an amount equal to their Return to Profitability program bonus awarded in 2003 (net of any taxes deducted at source). The following additional current members of senior management have similarly voluntarily undertaken to pay an amount equal to their respective Return to Profitability program bonuses (net of any taxes deducted at source) over a three-year period: Messrs. Collins, Donovan, Giamatteo, Joannou, Mao, Mumford and Pusey. See “Voluntary Undertaking: Return to Profitability Bonus Program and 2003 Restricted Stock Unit Program”.

     We recommended, and the Nortel boards approved in January 2003, the corporate performance objectives for 2003. The corporate performance objectives for 2003 were based on revenue, earnings, cash flow and leadership criteria (including customer engagement, technology leadership and market perception). In making a final determination of corporate performance for 2003, we also had authority to consider other business factors. Based on Nortel Networks Corporation’s performance compared to the 2003 corporate performance objectives, we determined that an annual cash bonus award be paid to eligible employees, including certain executive officers but not including the then president and chief executive officer and another board appointed officer, for 2003.

     We recommended, and the Nortel boards approved in February 2004, the corporate performance objectives for 2004. The corporate performance objectives for 2004 were based on revenue, earnings, cash flow and leadership criteria (including quality, customer engagement, technology leadership and market perception). We also had discretion to consider other business factors in making a final determination of corporate performance for 2004. In June 2004, management recommended, and we and the Nortel boards approved, the addition of financial accountability as a key quantitative factor in the individual leadership performance objectives for determination of incentive cash awards under the SUCCESS Plan. Financial accountability as a performance objective under the SUCCESS Plan includes, among other things: (i) compliance with financial reporting obligations under United States and Canadian securities laws and the requirements of the Sarbanes-Oxley Act of 2002; (ii) an assessment of training with respect to financial reporting responsibilities and understanding of generally accepted accounting principles across Nortel and its subsidiaries and affiliates; and (iii) progress on the implementation of process and system improvements related to accounting and management information systems across Nortel and its subsidiaries and affiliates. Based on performance as compared to the corporate performance objectives for 2004 and, after considering other relevant business factors, we determined that no short term cash incentive awards would be paid in respect of 2004.

Return to Profitability Bonus Program

     In response to the significant downturn in the communications technology sector affecting our business operations and results in 2001 and 2002, Nortel reduced its workforce by nearly two-thirds. As a result, our remaining employees were asked to take on significant additional responsibilities without corresponding increases in pay or bonus payouts. These circumstances led to a general decline in employee morale and, by mid-2002, significant risks to Nortel as employees were being recruited by other companies. Our former management sought to retain our employees but recognized that other public companies had come under criticism for awarding retention bonuses in the face of large operating losses. To address these issues, our senior management team at the time recommended that a special bonus program be implemented under the SUCCESS Plan providing for bonus payments to substantially all employees tied to return to profitability.

     Based upon the foregoing considerations and recommendations, in the second half of 2002, we and the Nortel boards approved a “Return to Profitability” bonus program under the discretionary bonus pool provision of the SUCCESS Plan. In particular, we implemented the Return to Profitability bonus program to further align the interests of employees with the interests of shareholders in meeting the corporate objective of achieving and, in the case of executive officers and other senior management employees, maintaining profitability. For the purposes of this program, “profitability” was defined as positive pro forma earnings from continuing operations as reported by Nortel Networks Corporation in its earnings releases. As a result of the decision of Nortel Networks Corporation to no longer report pro forma earnings in earnings releases effective the first quarter of 2003, the reference point for determining whether the profitability targets were met for an applicable fiscal quarter or quarters was amended in April 2003 to be as confirmed by the board of directors of Nortel Networks Corporation.

     Upon determination by the board of directors of Nortel Networks Corporation that profitability had been achieved for a single fiscal quarter as of the end of the first quarter of 2003, substantially all of our employees received a special cash bonus payable in one lump sum and 18 executive officers and 26 senior management employees received 20 percent of their aggregate potential bonus under the Return to Profitability program. The executive officers and senior management employees received two further payments, each equal to 40 percent of their aggregate potential bonus under the Return to Profitability program upon determination by the board of directors of Nortel Networks Corporation that Nortel Networks Corporation had achieved profitability for two consecutive fiscal quarters on a cumulative basis as of the end of the second quarter of 2003 and then subsequently for four consecutive fiscal quarters of profitability on a cumulative basis as of the end of the third quarter of 2003. Aggregate cash bonuses received by executive officers and senior management employees under the Return to Profitability program were based on a multiple of their base salary, as determined by the committee and the Nortel boards.

     In connection with an independent review subsequently undertaken by the audit committees of the Nortel boards, or the Independent Review, it was determined that the achievement of the profitability targets in the first and second quarter of 2003 was based on certain accounting practices relating to the recording and release of provisions that had been endorsed by former members of our corporate and finance management, which were not in compliance with United States generally accepted accounting principles. These and other accounting errors required Nortel Networks Corporation and Nortel Networks Limited to restate their financial results for certain periods, including for the first three fiscal quarters of 2003, as well as for earlier periods.

     Mr. Debon, Mr. McFadden, Ms. Spradley, Mr. DeRoma and Mr. Bolouri have voluntarily undertaken to pay to Nortel Networks Corporation over a three-year period an amount equal to their Return to Profitability program bonus awarded in 2003 (net of any taxes deducted at source). The following additional current members of senior management have similarly voluntarily undertaken to pay an amount equal to their respective Return to Profitability program bonuses (net of any taxes deducted at source) over a three-year period: Messrs. Collins, Donovan, Giamatteo, Joannou, Mao, Mumford and Pusey. See “Voluntary Undertaking: Return to Profitability Bonus Program and 2003 Restricted Stock Unit Program”.

Long Term Incentives

     Long term incentive compensation for executive officers generally consists of performance based restricted stock units and stock options. Generally, the long term incentive component as a percentage of total targeted compensation ranges from 60 to 80 percent for executive officers.

     In 2003, we determined that long term compensation for executive officers would be comprised solely of performance based restricted stock units awarded under the Nortel Networks Limited Restricted Stock Unit Plan or RSU Plan.

     In 2004, as a result of the delay in filing certain of our financial statements, the allocation of restricted stock units under the RSU Plan, and the grant of stock options under our stock option plans was suspended. Further, as a result of changes to the NYSE listing standards effective June 30, 2004, no further restricted stock units may be allocated under the RSU Plan without shareholder approval. Accordingly, no long term incentive compensation was awarded to executive officers for 2004.

Restricted Stock Units

     The RSU Plan is a long term incentive plan providing for the issue of restricted stock units to executive officers and senior management employees over a specified period of time. Generally, restricted stock units are allocated to participants at the beginning of a two or three-year performance period. If specified performance targets are met over or at the end of a performance period, restricted stock units are then issued and paid. Once issued, each restricted stock unit entitles the holder to receive one common share of Nortel Networks Corporation or, in our discretion, cash in lieu of shares in certain circumstances.

2001 Restricted Stock Unit Program

     Restricted stock units allocated to certain executive officers and senior management employees in 2001 and 2002, including all of the named executive officers for 2003 except Ms. Spradley, under the 2001 restricted stock unit program, or 2001 RSU program, were issued and settled in May 2003 at the end of a two-year performance period. The two-year performance period for restricted stock units that were allocated under the 2001 RSU program was divided into five shorter performance segments. The performance criteria included resizing activity targets for the first segment, and corporate performance objectives under the SUCCESS Plan for the remaining four segments, as well as our assessment, in our discretion, of the financial performance and strategic business initiatives of Nortel Networks Corporation and its overall performance as compared to our key competitors during the entire performance period . Although we determined that certain of the distinct performance targets were not achieved, we exercised our discretion in May 2003 to authorize the issuance and settlement in the form of common shares of Nortel Networks Corporation (net of withholding tax) of 90 percent of the restricted stock units that had been allocated under the 2001 RSU program based on our consideration of the improved financial performance of Nortel Networks Corporation during the two-year performance period and its overall performance over that period as compared to the comparator companies.

     Under the 2001 RSU program, we issued and settled a total of 1,282,500 restricted stock units to executive officers and senior management employees (1,192,500 to executive officers and 90,000 to senior management employees) and 225,000 restricted stock units to a former executive officer. Such restricted stock units were settled in the form of common shares of Nortel Networks Corporation, purchased in the market.

2003 Restricted Stock Unit Program

     In January 2003, we allocated to certain executive officers and senior management employees under the 2003 restricted stock unit program, or 2003 RSU program, including the 2003 named executive officers, restricted stock units with a three-year performance period ending December 31, 2005. The three-year performance period included four performance thresholds that could be achieved at any time during the performance period. The performance criteria for each of the four thresholds were distinct “Return on Sales before Tax” percentage targets, calculated on a rolling four-quarter basis. We assessed Nortel Networks Corporation’s performance on a quarterly basis against each of these thresholds and further considered the performance of Nortel Networks Corporation as compared to its competitors and certain business, financial, competitive, political and other relevant criteria in determining, in our discretion, whether any or a portion of the allocated restricted stock units would be issued and settled.

     We determined that Nortel Networks Corporation had achieved the first performance threshold as of the end of the second quarter of 2003 (taking into consideration performance for the four fiscal quarters ending with such second quarter) and authorized the issuance and settlement of 25% of the total 2003 RSU program allocation. We subsequently determined that Nortel Networks Corporation had achieved the second performance threshold as of the end of the third quarter of 2003 (taking into consideration performance for the four fiscal quarters ending with such third quarter) and that Nortel Networks Corporation had achieved strong fourth quarter 2003 financial results and performance as compared to the comparator companies. As a result, we authorized the issuance and settlement of an additional 25% of the total 2003 RSU program allocation.

     Although in January 2004 we determined that Nortel Networks Corporation had achieved the third and fourth performance thresholds as of the end of the fourth quarter of 2003, we deferred any determination of whether any restricted stock units would be issued and settled as a result of such achievement. Subsequently, as a result of the findings and recommendations of the Independent Review, we determined not to issue any restricted stock units in respect of the third and fourth performance thresholds under the 2003 RSU program, irrespective of whether such performance thresholds were met based upon the results reflected in the restatement of our financial results for 2003 or otherwise. We also determined that no additional restricted stock units would be issued with respect to the 2003 RSU program and that all unissued restricted stock units under the 2003 RSU program would be terminated and cancelled in their entirety.

     Under the 2003 RSU program, we issued a total of 12,667,500 restricted stock units to executive officers and senior management employees. 9,357,500 of such restricted stock units were settled in the form of common shares of Nortel Networks Corporation purchased in the market (7,385,000 to executive officers and 1,972,500 to senior management employees) and 3,310,000 of such restricted stock units were settled in cash (2,382,500 to executive officers and 927,500 to senior management employees).

     We did not allocate any restricted stock units to executive officers or senior management employees in 2004.

Stock Options

     Performance accelerated stock options were granted to certain executive officers in 2001 and to one additional executive officer in 2002 in conjunction with his appointment as an officer. Performance accelerated stock options have a term of six years, an exercise price equal to the fair market value of a common share on the date of grant, and vest four years after the date of grant. However, if Nortel Networks Corporation meets certain operating margin targets, the vesting of the option accelerates. Vesting of one-third of the options accelerated in the fourth quarter of 2003 and, except for performance accelerated stock options held by the then president and chief executive officer, vesting of the remaining two-thirds of the options accelerated in the first quarter of 2004 upon the achievement of the applicable performance targets at the end of the third quarter and fourth quarter of 2003, respectively.

     We did not grant stock options to executive officers in 2003 and 2004.

Tax Deductibility under United States Internal Revenue Code

     Section 162(m) of the United States Internal Revenue Code, or Code limits the deductibility from U.S. taxable income of certain types of compensation in excess of $1 million paid by a “publicly held corporation” to certain of its executive officers. This limitation generally applies only to compensation that is not considered to be “performance based” for purposes of the Code. This limitation does not apply to awards made under Nortel Networks Corporation’s stock option plans. Certain of our other programs described above, although based on Nortel Networks Corporation and individual performance, are not considered “performance based” for purposes of section 162(m) of the Code. We believe that the deductibility of cash compensation paid in 2003 and 2004 to certain of our executive officers may be limited by section 162(m) of the Code. We have determined that it is not appropriate at this time to limit our discretion to design compensation arrangements for executive officers to qualify such compensation for exemption from the deduction limits of section 162(m) of the Code.

2003 Compensation for the President and Chief Executive Officer

     Mr. Dunn’s targeted 2003 total compensation (excluding the Return to Profitability bonus program) was determined by benchmarking against the comparator companies described above at the 50th to 75th percentile.

     At the beginning of 2003, Mr. Dunn’s base salary was $825,000 per annum. Effective June 1, 2003, Mr. Dunn’s base salary was increased to $900,000 for his contribution to business objectives.

     In January 2003, Mr. Dunn was allocated 2,980,000 restricted stock units under the 2003 RSU program. In connection with the achievement of the first performance threshold under the 2003 RSU program as of the end of the second quarter of 2003, 745,000 restricted stock units were issued to Mr. Dunn and settled in the form of common shares (net of taxes).

     In May 2003, 225,000 of the 250,000 restricted stock units previously allocated to Mr. Dunn under the 2001 RSU program were issued and settled in the form of common shares (net of taxes).

     Vesting of one-third (500,000) of the performance accelerated stock options granted on October 21, 2001 to Mr. Dunn accelerated in the fourth quarter of 2003 upon the achievement of applicable performance targets at the end of the third quarter of 2003. Although Nortel achieved the applicable performance targets at the end of the fourth quarter of 2003, pending further progress with respect to the Independent Review being conducted at that time, in the first quarter of 2004 we determined not to accelerate the vesting of the remaining two-thirds (1,000,000) of the performance accelerated stock options granted to Mr. Dunn.

     Under the Return to Profitability bonus program, Mr. Dunn received $660,000 in connection with the achievement of profitability for a single fiscal quarter as of the end of the first quarter of 2003, $1,440,000 in connection with the achievement of the profitability target for two consecutive fiscal quarters on a cumulative basis as of the end of the second quarter of 2003, and $1,440,000 in connection with the achievement of the final target of four consecutive fiscal quarters of profitability on a cumulative basis as of the end of the third quarter of 2003.

     In January 2004, pending further progress with respect to the Independent Review being conducted at that time, we determined to defer our review and determination of the following elements of compensation for Mr. Dunn: (i) the 2003 annual cash bonus award under the SUCCESS Plan; (ii) the issuance and settlement of restricted stock units under the 2003 RSU program associated with the achievement of the second performance threshold; and (iii) as indicated above, the acceleration of the remaining two-thirds of Mr. Dunn’s performance accelerated stock options.

     As a result of the termination of Mr. Dunn’s employment on April 27, 2004 and the findings and recommendations of the Independent Review, Nortel Networks Corporation and Nortel Networks Limited have commenced legal proceedings against Mr. Dunn for the repayment of (i) Cdn. $4,863,954 paid to him under the Return to Profitability bonus program during 2003 and (ii) Cdn. $2,983,203.50, representing the value of the 745,000 restricted stock units issued to him and settled under the 2003 RSU program. In addition, the remaining 2,235,000 RSUs allocated to Mr. Dunn under the 2003 RSU program were forfeited and all stock options held by Mr. Dunn terminated and expired automatically on April 27, 2004, including all performance accelerated stock options.

2004 Compensation for the President and Chief Executive Officer

     Mr. Owens’ targeted 2004 total compensation was determined by benchmarking against the comparator companies described above at the 50th percentile.

     Effective April 27, 2004, we and the Nortel boards determined that Mr. Owens’ base salary and target under the SUCCESS Plan would be $900,000 and 200% of base salary, respectively, the same as had been payable to Mr. Dunn prior to his termination, until a formal review of Mr. Owens’ compensation could be conducted. On July 30, 2004, we and the independent directors of the Nortel boards determined, based on benchmarking against the comparator companies described above at the 50th percentile, that Mr. Owens’ base salary would be $1,000,000 and his target bonus under the SUCCESS Plan would be 170% of base salary, effective April 27, 2004, and that Mr. Owens would receive a special pension benefit that will accrue rateably over the first five years of his employment as President and Chief Executive Officer. Assuming retirement at the end of such five years, Mr. Owens will receive an estimated monthly pension benefit of $33,540, payable over the five-year period following his retirement. As a result of the suspension of the various Nortel stock option plans and the RSU Plan, and the fact that, effective June 30, 2004, no further allocations can be made under the RSU Plan without shareholder approval, Mr. Owens received no long term incentive compensation for 2004.

     Mr. Owens was appointed President and Chief Executive Officer on April 27, 2004 under unanticipated and difficult circumstances. The Nortel board’s priorities for Mr. Owens’ leadership through 2004 were to oversee the completion of the financial statement restatement process, achieve timely and accurate financial reporting, rebuild the company’s senior management team and to restore stakeholder confidence over the long term.

     The restatement and the financial statements for the year ended December 31, 2004 are now completed. To also address specific concerns regarding productivity, reporting and accountability within the global finance function, Mr. Owens initiated a comprehensive transformation program. He has recruited seasoned and well-respected executives, significantly enhancing the company’s management team most notably in the areas of operations, finance, marketing, and ethics.

     Mr. Owens also put forward several other initiatives to position Nortel well for the longer term including a full scale cost reduction program, an effectiveness review of the company’s significant R&D investment and an enhanced presence in key emerging markets, including strategic alliances.

     Effective March 14, 2005, Mr. Owens was appointed Vice-Chairman and Chief Executive Officer. On March 22, 2005, we and the independent members of the Nortel boards approved an additional special pension benefit of $4.5 million to compensate Mr. Owens for equity compensation that he forfeited upon his resignation from the board of directors of various other companies in connection with his appointment as President and Chief Executive Officer. The additional special pension benefit vested immediately upon approval and will be paid in accordance with the terms of the original arrangement. Upon retirement, Mr. Owens will receive an additional monthly pension benefit of $86,247 as a result of the revised arrangement. The revised total monthly pension benefit will be $119,787, payable over the five years following his retirement.

     This report has been submitted by R.E. Brown (Chairman), R.D. McCormick, H.J. Pearce, S.H. Smith Jr. and L.R. Wilson as members of the joint leadership resources committee of the board of directors of Nortel Networks Corporation and Nortel Networks Limited.

     Mr. Owens was a member of the joint leadership resources committee until April 27, 2004, the date he was appointed President and Chief Executive Officer. Mr. McCormick and Mr. Pearce were appointed to the joint leadership resources committee effective January 18, 2005. As of the date of this report, there have been no other changes to the membership of the joint leadership resources committee since January 1, 2003.

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the yearly percentage change in the cumulative total shareholder return on the common shares of the Company to the cumulative total return of the S&P 500 Composite Stock Index (or S&P 500 Index) and the S&P 500 Telecommunications Equipment Index for the period which commenced on December 31, 1998 and ended on December 31, 2004.(1)

Comparison of the Six-Year Cumulative Total Shareholder Return

Nortel Networks Corporation
S&P 500 Index
S&P 500 Telecommunications Equipment Index
500
400
300
200
100
0
Dollars
1998
1999
2000
2001
2002
2003
2004
Years

	Indexed Returns
	Years Ending
	Base
	Period
	Dec.	Dec.	Dec.	Dec.	Dec.	Dec.	Dec.
Company/Index	1998	1999	2000	2001	2002	2003	2004
Nortel Networks Corporation	100	405.29	257.65	60.15	12.98	34.11	27.98
S&P500 Index	100	121.04	110.02	96.95	75.52	97.18	107.76
S&P500 Telecommunications Equipment Index	100	219.62	96.08	35.39	16.22	26.94	27.76

(1)	Assumes that $100.00 was invested in common shares of the Company on the New York Stock Exchange and in each of the indices on December 31, 1998, and that all dividends were reinvested. Prior to May 1, 2000, the cumulative total shareholder return on common shares related to common shares of Nortel Networks Limited. As a result of the May 1, 2000 court approved plan of arrangement with BCE Inc., Nortel Networks Limited’s outstanding common shares were exchanged for the Company’s common shares.

     Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the United States Securities Act of 1933, the United States Securities Exchange Act of 1934, or applicable Canadian securities legislation that might incorporate this document or future filings with the United States Securities and Exchange Commission or with any Canadian securities regulators, in whole or in part, the Report on 2004 and 2003 Executive Compensation and the Shareholder Return Performance Graph sections of this proxy circular and proxy statement shall not be deemed to be incorporated by reference into any such filing.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

     The Company maintains $100 million of group liability insurance for the protection of the directors and officers of the Company and its subsidiaries in respect of claims made against the insurer after November 1, 2004. However, coverage is excluded for claims based upon, arising out of, directly or indirectly results from, is a consequence of, or in any way involves, matters referred to in the Company’s Current Report on Form 8-K dated October 24, 2003 announcing the initial restatement of the Company’s financial results. Any claims made against the insurer prior to November 1, 2003 in respect of matters that occurred prior to November 1, 2003 are governed by $250 million of group liability insurance protection. For the period November 1, 2003 to November 1, 2004 the Company maintained $175 million of group liability insurance for the protection of its directors and officers. The premium paid for the period was $13,589,319. Chubb Insurance Company of Canada (or Chubb) commenced legal proceedings in an effort to rescind a portion of its coverage for claims first filed during the November 1, 2003 to November 1, 2004 period. In the event Chubb succeeded in its rescission claim, the first $15 million of coverage over the $10 million deductible would have been impacted such that Chubb’s coverage would not have applied for aggregated claims totaling $25 million or less that were initially filed during the November 1, 2003 to November 1, 2004 period. In connection with its initial rescission claims, Chubb originally tendered $1.7 million to the Company purportedly as a return of premiums paid by the Company previously on account of such directors’ and officers’ liability insurance. Subsequently, as a result of Chubb altering its position, as described below, it ceased to tender these funds. Since commencing its action, Chubb has filed a notice of discontinuance and a fresh as amended statement of claim, the effect being that it now wishes to limit its rescission claim to the policy only as to certain individuals whose employment was terminated for cause in connection with financial reporting matters of the Company. In connection with the amended claim, Chubb has tendered $545,651 to the Company purportedly as a return of premiums Chubb has concluded can be attributed as having been paid by the Company previously on account of coverage of such individuals. The Company has not accepted this tender and intends to place these funds in a trust account pending resolution of the rescission claims. The premium paid by the Company for this insurance in 2004 was $13,836,075 for the directors and officers as an aggregate group for the period commencing November 1, 2004 to the November 1, 2005 policy renewal date. The maximum deductible under the insurance policy is $10 million, but there is no deductible in connection with claims which the Company is not permitted by law to pay.

INDEMNIFICATION

     During the fiscal year ended December 31, 2004, the Company paid a total of $1,890 for legal fees and disbursements incurred by Clarence Chandran, the former chief operating officer of the Company in connection with his defense of pending civil actions commenced against him and the Company, among others, arising out of public revenue and earnings statements and guidance provided by the Company prior to February 15, 2001 and/or the review of these events undertaken by Canadian securities regulatory authorities. During the fiscal year ended December 31, 2004, the Company paid a total of $584,607 for legal fees and disbursements incurred on behalf of Linda Mezon, a former assistant controller of the Company, in connection with certain pending investigations by U.S. and Canadian securities regulatory authorities arising out of public revenue and earnings statements and guidance provided by the Company during 2003 and early 2004.

     Further details on the status of the civil and regulatory matters are contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2004, June 30, 2004 and September 30, 2004 under “Contingencies” in the notes to the financial statements contained therein. During the year ended December 31, 2003, the Company did not make any payments for legal fees and disbursements incurred by any director or officer of the Company.

COMPENSATION OF DIRECTORS

     Effective January 1, 2002, each non-employee director of the Company and Nortel Networks Limited elected to receive all compensation for services rendered as a member of the board of directors of the Company and Nortel Networks Limited, any committees thereof, and as board or committee chairperson, in the form of share units, instead of cash, under the Directors’ Deferred Share Compensation Plans maintained by the Company and Nortel Networks Limited. The share units are settled a specified number of trading days following the release of the Company’s financial results after the director ceases to be a member of the applicable board, and each share unit entitles the holder to receive one common share of the Company. Effective January 1, 2004, each non-employee director of the Company and Nortel Networks Limited was entitled to elect to receive fees in cash, in share units under the Directors’ Deferred Share Compensation Plans or in a combination of cash and share units.

     The compensation of directors is considered on a combined basis in light of the overall governance structure of the Company and Nortel Networks Limited. Director compensation is set solely on an annual fee basis (paid quarterly in arrears) and fees are not paid for board or committee meeting attendance. From January 1, 2002 to December 31, 2003, directors of the Company and Nortel Networks Limited, who were not salaried employees of the Company or any of its subsidiaries, received an annual Nortel Networks Limited board retainer of $50,000, an annual committee membership retainer of $12,500 (or $6,250 each for membership on the same committee of the boards of the Company and Nortel Networks Limited) and, except as noted below, an annual committee chairperson fee of $7,500 (or $3,750 each for chairing the same committee of the boards of the Company and Nortel Networks Limited). Effective July 25, 2002, the fee for the audit committee chairperson was increased to $17,500 (or $8,750 for each audit committee of the Company and Nortel Networks Limited) in recognition of the significant responsibilities assumed by the audit committee chairperson.

     Annual directors’ fees were initially increased effective January 1, 2004, after having been essentially unchanged for the previous two year period, as described above. However, in light of the challenges subsequently faced by the Company and Nortel Networks Limited, the boards of directors in July 2004 decreased the annual directors’ fees back to the fees in effect prior to January 1, 2004. The boards of directors also determined that the directors’ fees to be paid during the remainder of 2004 would be reduced so that the total amount of the directors’ fees paid for 2004 would equal the amount of fees that would have been paid under the 2003 directors’ fee schedule. Accordingly, the net effect of these determinations was that the directors’ fees paid to non-employee directors remain essentially unchanged since January 1, 2002.

     Between January 1, 2004 to June 30, 2004, directors of the Company and Nortel Networks Limited, who were not salaried employees of the Company or any of its subsidiaries, received an annual Nortel Networks Limited board retainer of $60,000 and an annual committee membership retainer and, except as described below, an annual committee chairperson retainer of $12,500 (or $6,250 each for membership on or chairing the same committee of the boards of the Company and Nortel Networks Limited). The fee for the audit committee chairperson was $27,500 (or $13,750 each for chairing the audit committee of the Company and Nortel Networks Limited), in recognition of the significant responsibilities assumed by the audit committee chairperson.

     The Company maintains, at its cost, life insurance for directors, who are not salaried employees of the Company and Nortel Networks Limited. Such insurance is in an amount of Cdn$100,000 while a director and in an amount of Cdn$75,000 following retirement at or after age 65 or, at any lesser age after ten years of board membership (including Nortel Networks Limited board membership).

     Directors entitled to the above remuneration are also reimbursed for reasonable travel and living expenses properly incurred by them in attending any meetings of the boards of directors of the Company and Nortel Networks Limited or their committees or for performing services as directors.

     Effective January 1, 2004, amended share ownership guidelines adopted by the boards of directors of the Company and Nortel Networks Limited require each non-chairman director to own, directly or indirectly, common shares of the Company having a fair market value of at least $300,000 within five years from the earlier of the date he or she was first elected or appointed to the boards of directors of the Company or Nortel Networks Limited. Share ownership guideline compliance must thereafter be maintained during an individual’s tenure as a director. The chairman of the board must own, directly or indirectly, common shares of the Company having a fair market value of at least $1,600,000 within five years from the earlier of the date he or she was first appointed as chairman of the boards of directors of the Company or Nortel Networks Limited. Directors are expected to continue to comply with these share ownership guidelines during the balance of their tenures as directors. Share units credited under the Directors’ Deferred Share Compensation Plans are included in the calculation of the number of common shares of the Company owned by a director for this purpose. Messrs. Bischoff, Manley, McCormick and Pearce have been prevented under applicable securities laws from participating in the Directors Deferred Share Compensation Plans due to the restatement of certain financial statements and the delay in the filing of certain other financial statements and related periodic reports of the Company and Nortel Networks Limited.

     Retirement benefits are not paid to non-employee directors of the Company or to non-employee directors of Nortel Networks Limited elected after January 1, 1996. Non-employee directors of Nortel Networks Limited elected prior to January 1, 1996 are entitled to receive retirement benefits equal to 75 percent of the greater of $27,500 and the annual retainer paid to each director at retirement, indexed to reflect approximately half of the increase in directors’ retainers after retirement. The benefits are payable for a maximum of ten years.

     From his appointment in April 2001 to December 31, 2003, Mr. Wilson served as non-executive chairman of the board of directors of the Company and Nortel Networks Limited, except for the November 2001 to February 2002 period in which he served as executive chairman. During the April 2001 to December 31, 2003 period, Mr. Wilson’s additional compensation for serving as chairman of the board of directors of the Company and Nortel Networks Limited from each of the Company and Nortel Networks Limited was $45,000 per fiscal quarter. As with the directors’ annual fees, Mr. Wilson’s additional compensation for serving as non-executive chairman of the board of the Company and of Nortel Networks Limited was initially increased to $50,000 per fiscal quarter from each of the Company and Nortel Networks Limited for the period from January 1, 2004 to June 30, 2004. Effective July 1, 2004, his additional compensation for serving as non-executive chairman of the board of directors of the Company and of Nortel Networks Limited was reduced back to the $45,000 per fiscal quarter that was being paid prior to January 1, 2004 by each of the Company and Nortel Networks Limited. The boards of directors also determined that the amount of additional compensation for serving as non-executive chairman paid to Mr. Wilson from July 1, 2004 to December 31, 2004 would be reduced so that the total amount of additional compensation to be paid to Mr. Wilson in 2004 for serving as non-executive Chairman would equal his pre-2004 compensation. The net effect of these determinations was that the additional fees paid to Mr. Wilson for serving as non-executive Chairman remain unchanged since his original appointment.

JOINT CORPORATE GOVERNANCE REPORT OF NORTEL NETWORKS CORPORATION
AND NORTEL NETWORKS LIMITED

     This corporate governance report is responsive to the Toronto Stock Exchange (or TSX) Corporate Governance Guidelines. It also describes compliance with the United States Sarbanes-Oxley Act of 2002, the United States Securities Exchange Act of 1934, as amended, the applicable rules of the United States Securities and Exchange Commission (or SEC) and the corporate governance listing standards of the New York Stock Exchange (or NYSE).

     The committee on directors and the boards have reviewed and, where appropriate, adjusted the governance guidelines and practices followed by the boards, including the mandates of the boards and their committees, to comply with recently adopted corporate governance initiatives in the United States, including the NYSE corporate governance listing standards. The committee on directors and the boards will continue to review the governance guidelines and practices followed by the boards and their committees in light of proposed or suggested governance reforms, including proposed National Instrument 58-101 and National Policy 58-201 in Canada, with a view to implementing the most effective corporate governance policies and practices for Nortel Networks Corporation and Nortel Networks Limited.

     The boards have a strong commitment to effective corporate governance. In 1993, the board of Nortel Networks Limited created a special committee on corporate governance to examine corporate governance issues and to make recommendations to the board. The report of the special committee, which was adopted by the board of Nortel Networks Limited and later adopted by the board of Nortel Networks Corporation, forms the basis for the governance guidelines followed by the boards since that date. The boards’ current governance guidelines include:

•	a general description of the respective roles of the boards and management of Nortel Networks Corporation and Nortel Networks Limited and the expected relationship between the boards and management;

•	a description of the responsibilities of the directors, including expectations for attendance at and preparation for board and committee meetings;

•	a general description of director qualification standards, director compensation policies, and director orientation and continuing education programs;

•	limiting the size of the board to a maximum of 15 directors (each of the boards is currently composed of 13 directors);

•	requiring that a majority of the members of each of the boards of directors shall consist of directors who the boards have determined are “independent” and “unrelated” as defined under the applicable requirements of all stock exchanges on which Nortel Networks Corporation and Nortel Networks Limited list their securities and of securities regulatory authorities, as adopted or amended and in force from time to time, and such determinations shall be made by the boards in accordance with standards for director independence approved by the boards from time to time and attached as Exhibit I to this proxy circular and proxy statement;

•	the appointment of a non-executive chairman of the board, unless otherwise determined by the boards to be in the best interests of Nortel Networks Corporation and/or Nortel Networks Limited, due to circumstances existing at that time;

•	limiting the number of directors who are also members of management to three at any one time (there is currently one management director on the boards);

•	establishing a general retirement age of 70 for directors and providing for director terms that generally would not exceed ten years (for directors elected after 1993);

•	generally refraining from nominating former chief executive officers for re-election as directors following their retirement or resignation as chief executive officer;

•	requiring that the boards plan to hold at least eight meetings a year and that executive sessions (without management present) of the Nortel Networks Corporation board of directors be scheduled on a regular basis and that executive sessions of the Nortel Networks Limited board of directors be held periodically as desired;

•	requiring that the boards shall have at least those committees meeting all of the requirements of the applicable legislation, the stock exchanges on which Nortel Networks Corporation and Nortel Networks Limited list their securities and of securities regulatory authorities, as adopted or amended and in force from time to time, and in the case of Nortel Networks Corporation, the committees shall include a nominating/corporate governance committee (committee on directors), a compensation committee (joint leadership resources committee) and an audit committee, and such committees shall be composed solely of “independent directors”; and

•	annually evaluating the effectiveness of the boards and their committees and of individual directors, and requiring that each of the committee on directors, the joint leadership resources committee and the audit committee of the boards perform annual performance evaluations.

     The boards’ governance guidelines and the boards’ mandates are available free of charge on our website at www.nortel.com or by writing to the corporate secretary at Nortel Networks Corporation, 8200 Dixie Road, Suite 100, Brampton, Ontario L6T 5P6.

     In recognition of the continuing challenges faced by the telecommunications industry and by Nortel Networks Corporation and Nortel Networks Limited, the boards and their committees met frequently, either in person or by telephone, in 2003 and 2004. During 2003, the board of directors of Nortel Networks Corporation and the board of directors of Nortel Networks Limited each held 20 meetings. During 2004, the board of directors of Nortel Networks Corporation and the board of directors of Nortel Networks Limited each held 34 meetings. The committees of the board of directors of Nortel Networks Corporation are the audit committee (which held 25 meetings in 2003 and 44 meetings in 2004); the committee on directors (which held five meetings in 2003 and 12 meetings in 2004); the joint leadership resources committee (which held nine meetings in 2003 and 16 meetings in 2004); the executive committee (which did not meet in 2003 and was disbanded effective January 1, 2004) and the special committee (which was created in July 2004 and did not meet in 2004). The committees of the board of directors of Nortel Networks Limited are the pension fund policy committee (which held five meetings in 2003 and five meetings in 2004); the audit committee (which held 24 meetings in 2003 and 44 meetings in 2004); the joint leadership resources committee (which held nine meetings in 2003 and 16 meetings in 2004); the executive committee (which did not meet in 2003 and was disbanded effective January 1, 2004); and the customer finance committee (which did not meet in 2003 and was disbanded effective April 24, 2003). Committee memberships are listed below.

     Directors are generally expected to attend shareholders’ meetings in person and nine of ten directors attended the shareholders’ meeting held on April 24, 2003. Mr. Fortier could not attend due to a conflict with the shareholders’ meeting of another company for which he serves as chairman of the board.

     The committee mandates (or charters) are available free of charge on our website at www.nortel.com or by writing to the corporate secretary at Nortel Networks Corporation, 8200 Dixie Road, Suite 100, Brampton, Ontario L6T 5P6. The Nortel Networks Corporation audit committee mandate is attached as Exhibit II to this proxy circular and proxy statement.

     The following disclosure indicates how the corporate governance guidelines and practices of Nortel Networks Corporation and Nortel Networks Limited align with the TSX Corporate Governance Guidelines and also provides certain disclosure in response to the corporate governance requirements of the SEC and the NYSE:

TSX Corporate
Governance Guidelines	Comments
1. Board should explicitly assume responsibility for stewardship of the corporation, and specifically for:	The boards of directors of Nortel Networks Corporation and Nortel Networks Limited are responsible for supervising the management of the business and affairs of Nortel Networks Corporation and Nortel Networks Limited, respectively, and they have adopted board and committee mandates describing their responsibilities (see above). The boards review, discuss and approve various matters related to each corporation’s strategic direction, business and operations, and organizational structure with a view to the best interests of the corporation and its shareholders generally. The boards’ duties include social responsibility issues and environmental matters.

a) Adoption of a strategic planning process	The duties of the boards include the adoption of a strategic planning process that involves the review and approval of strategic business plans that identify business opportunities and strategies in the context of the business environment, risks and related corporate objectives, the approval of an annual operating budget and the approval of acquisitions, dispositions, investments, and financings that exceed certain prescribed limits. The strategic planning process includes a review of anticipated technology trends and related product strategies.

b) Identification of principal risks of business, and ensuring the implementation of risk management systems	The boards and their respective audit committees oversee the identification of the principal risks of the business of the corporations and the implementation by management of appropriate systems to manage such risks.

c) Succession planning, including appointing, training and monitoring senior management	The boards and the joint leadership resources committee (described in Item 9 below) are responsible for establishing processes for succession planning, reviewing succession plans for key members of senior management, and appointing and monitoring the performance of senior executives. The joint leadership resources committee reviews and assesses, in conjunction with the boards, the performance of the chief executive officer of Nortel Networks Corporation and Nortel Networks Limited and, with the chief executive officer, the performance of all other key members of senior management who report to the chief executive officer, as well as the quality and effectiveness of the senior management team. Historically, the compensation of the chief executive officer was determined by the boards of directors, based on the recommendations of the joint leadership resources committee. In response to the new corporate governance guidelines of the NYSE, the joint leadership resources committee assumed responsibility, effective February 26, 2004, for reviewing and assessing the performance of the chief executive officer of Nortel Networks Corporation and Nortel Networks Limited and for determining the chief executive officer’s compensation. Also in accordance with these NYSE requirements, beginning April 29, 2004, the boards of directors directed that the compensation of the chief executive officer be determined by the “independent” directors of the boards, together with the joint leadership resources committee, based on the committee’s assessment of the performance of the chief executive officer. The joint leadership resources committee continues to review, assess and determine the compensation of all other key members of the senior management team.

TSX Corporate
Governance Guidelines	Comments
d) Communications policy	The disclosure policy and procedure of Nortel Networks Corporation (which also applies to Nortel Networks Limited and its subsidiaries) is reviewed periodically by the boards. The objectives of the policy include continuing to ensure that communications of material information to the investing public are timely, accurate, balanced and effective, and are broadly disseminated in accordance with all applicable securities laws and stock exchange rules. The policy assigns responsibility to the members of a disclosure committee (comprised of members of senior management) for reviewing and providing advice to the chief executive officer and chief financial officer with respect to the public disclosure of material information and for overseeing disclosure practices. Under the oversight of the disclosure committee, disclosure controls and procedures have been adopted to assist Nortel Networks Corporation and Nortel Networks Limited in complying with the disclosure requirements of applicable securities laws, securities regulatory authorities, and stock exchange listing standards. These disclosure controls and procedures are evaluated on a periodic basis, under the supervision of the disclosure committee and with the participation of management, including the chief executive officer and chief financial officer, to enable the chief executive officer and the chief financial officer to provide the certifications as to the effectiveness of the design and operation of such controls and procedures required to be filed under the United States Sarbanes-Oxley Act of 2002 and the rules of the SEC. The disclosure policy also provides that the audit committee and/or the board of directors of Nortel Networks Corporation, review earnings press releases, earnings guidance and other material information regarding financial outlook prior to its issuance to the public. The boards, with the assistance of the audit committees, where appropriate, also approve the contents of major disclosure documents, including annual and quarterly financial statements, and related management’s discussion and analysis, proxy circulars and proxy statements, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Nortel Networks Corporation and Nortel Networks Limited communicate regularly with shareholders through press releases, as well as annual and quarterly reports. Investor and shareholder concerns are addressed on an on-going basis by the investor relations department and the corporate secretary of Nortel Networks Corporation and Nortel Networks Limited, and through our Internet home page at www.nortel.com.

Interested parties, including shareholders and other security holders, may communicate directly with the boards or with individual directors by writing to the corporate secretary as described in this proxy circular and proxy statement under the heading “Communication with Directors.”

e) Integrity of internal control and management information systems	The boards and their respective audit committees (described in Item 9 below) are responsible for the oversight of the reliability and integrity of accounting principles and practices, financial statements and other financial reporting, disclosure principles and practices followed by management, and qualifications, independence and performance of independent auditors. Each audit committee has responsibility to assist its board of directors in its oversight of the establishment by management of an adequate system of internal controls and procedures (including management information systems), the effectiveness of the internal controls and procedures, and the compliance by the corporation with legal and regulatory requirements.

2. Majority of directors should be “unrelated” (independent of management and free from conflicting interest)	The respective boards of Nortel Networks Corporation and Nortel Networks Limited are comprised of 13 members. The boards have determined that 10 of the 13 current directors of Nortel Networks Corporation and Nortel Networks Limited are “unrelated” directors, within the meaning of the TSX Corporate Governance Guidelines, and are “independent” under the NYSE “independence” rules. (See Item 3 below). Nortel Networks Corporation does not have a “significant shareholder”, within the meaning of the TSX Corporate Governance Guidelines. All of the voting and equity shares of Nortel Networks Limited are owned by Nortel Networks Corporation.

TSX Corporate
Governance Guidelines	Comments
3. Disclose, for each director, whether he or she is related, and how that conclusion was reached	The boards are responsible for determining whether each of their respective directors is “related” or “unrelated” for purposes of the TSX Corporate Governance Guidelines and “independent” for purposes of the NYSE corporate governance listing standards. The boards have adopted standards that are followed in making such determinations and they are attached hereto as Exhibit I. The boards’ determinations are based on the information provided by each of the directors as to their personal and professional circumstances. Of the directors, W.A. Owens, the vice-chairman and chief executive officer of Nortel Networks Corporation and Nortel Networks Limited, as a member of management, is a “related” director under the TSX Corporate Governance Guidelines. Mr. Fortier is a partner and chairman of his law firm. Governor Blanchard is a non-equity partner of his law firm and does not participate in the management of his firm. As both law firms have provided and are expected to continue to provide legal services to Nortel Networks Corporation, Nortel Networks Limited and their subsidiaries, the boards also consider Messrs. Blanchard and Fortier to be “related.”

As for the remainder of the directors, namely M. Bischoff, R.E. Brown, J.E. Cleghorn, R.A. Ingram, J.P. Manley, R.D. McCormick, H.J. Pearce, G. Saucier, S.H. Smith, Jr., and L.R. Wilson none of them or their associates: (i) are employees of Nortel Networks Corporation or Nortel Networks Limited or their respective subsidiaries, or (ii) have any interest or any business or other relationships with Nortel Networks Corporation or Nortel Networks Limited or their respective subsidiaries, which could, or could reasonably be perceived to, materially interfere with the director’s ability to act with a view to the best interests of the corporation. Consequently, the boards have determined that all such directors and nominee directors are “unrelated” to Nortel Networks Corporation and Nortel Networks Limited. Certain circumstances and considerations involved in the determination regarding Mr. Manley are described immediately below.

In addition, the boards have also affirmatively determined that M. Bischoff, R.E. Brown, J.E. Cleghorn, R.A. Ingram, J.P. Manley, R.D. McCormick, H.J. Pearce, G. Saucier, S.H. Smith, Jr., and L.R. Wilson have no material relationship with Nortel Networks Corporation and Nortel Networks Limited or their subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Nortel Networks Corporation or Nortel Networks Limited or their subsidiaries) and they are therefore “independent” under the NYSE corporate governance listing standards. In particular, the boards have determined that Mr. Manley’s association with the Canadian law firm of McCarthy Tetrault LLP as an independent consultant with the title “senior counsel”, does not constitute a material relationship with Nortel Networks Corporation, Nortel Networks Limited or their subsidiaries. McCarthy Tetrault represents a former executive of Nortel Networks Corporation and Nortel Networks Limited, in connection with matters related to the former executive’s association with Nortel Networks Corporation and Nortel Networks Limited, including certain civil proceedings commenced in 2001 and the fees for such civil proceedings are being paid by Nortel Networks Corporation pursuant to indemnification provisions of applicable law. In making this determination, the boards considered that Mr. Manley is not serving in a managerial position with such firm, Mr. Manley’s compensation will not be related in any way to such fees, and Nortel Networks Corporation and such firm have each adopted procedures to protect against potential conflicts of interest in connection with such representation, among other factors.

TSX Corporate
Governance Guidelines	Comments
4. a) Appoint a committee of directors, responsible for proposing to the full board new nominees to the board and for assessing directors on an ongoing basis	The committee on directors of Nortel Networks Corporation is primarily responsible for identifying new candidates for election or appointment to the board of directors. The committee is also responsible for making recommendations to the board of directors of Nortel Networks Corporation on corporate governance matters, including the size and composition of the board, the compensation and tenure of directors, the development of methods to promote good board performance (including oversight of the annual evaluation of the board, committees and directors), the structure and operations, responsibility and composition of board committees and the qualifications of committee members, and the recommendation of a process for, and the consideration of, nominations of persons recommended by shareholders for election to the board. The committee prepares and recommends for approval by the boards, the annual corporate governance report included in the proxy circular and proxy statement of Nortel Networks Corporation and the annual report of Nortel Networks Limited.

In identifying candidates for election or appointment to the boards, the board of directors of Nortel Networks Corporation, recognizing the benefits of diversity, has directed the committee to seek to select candidates who by virtue of their differing skills, areas of expertise, professional and personal backgrounds, industry knowledge, geographic location, and geographic or industry contacts, are best able to contribute to the direction of the business and affairs of Nortel Networks Corporation and Nortel Networks Limited. The interplay of a candidate’s skills, expertise, experience and personality with the skills, expertise, experience and personality of other directors on the boards, and the extent to which an individual would be a desirable addition to the boards by contributing to building boards that are effective, collegial and responsive to the needs of the corporations shall also be considered. Along with a broad range of experience (particularly with respect to organizations of similar size and complexity), business acumen, and sound judgment, directors are also expected to possess integrity and a strong character and reputation, and to be committed to Nortel Networks Corporation and Nortel Networks Limited and their business plans, and to building shareholder value for all shareholders over the long term. In identifying possible director nominees, the committee considers suggestions from committee members, other directors, senior management, shareholders and other interested parties in anticipation of director elections and other potential board vacancies. The committee has sole authority to retain director search firms, as well as other advisors, to assist it in the identification and evaluation of possible director nominees. No search firms or other advisors were retained by the committee in 2003. Messrs. Bischoff and Manley were suggested to the committee on directors for consideration as potential nominees by a non-management director. A director search firm was retained by the committee in 2004 to assist in the identification and evaluation of possible director nominees. Mr. McCormick was identified and selected with the assistance of the director search firm. Mr. Pearce was suggested to the committee on directors for consideration by Mr. Owens, when he was a non-management member of the boards of directors. Mr. John A. MacNaughton was suggested for consideration by a shareholder of Nortel Networks Corporation and Nortel Networks Limited. Ms. Jalynn H. Bennett, the Honorable James B. Hunt, Jr. and Mr. Ronald W. Osborne were suggested by a non-management director.

TSX Corporate
Governance Guidelines	Comments
Shareholders wishing to recommend a person for election to the boards of directors should submit such person’s name, information as to such person’s background and qualifications, and such person’s consent to be named in the proxy circular and proxy statement and to serve as a director if elected, in writing to the corporate secretary at Nortel Networks Corporation, 8200 Dixie Road, Suite 100, Brampton, Ontario L6T 5P6 for consideration by the committee on directors. The committee on directors will consider and evaluate such person as a possible nominee using the criteria described above and in the same manner as it considers all other individuals being considered for nomination for election or appointment to the boards of directors. In order to permit sufficient time for such consideration and evaluation by the committee on directors, shareholders should make their submissions by December 31 in each year, prior to the holding of the next shareholders’ meeting.

The board of directors of Nortel Networks Limited is apprised of the deliberations of the committee on directors of Nortel Networks Corporation and makes all corporate governance determinations on behalf of Nortel Networks Limited.

b) Composed exclusively of outside (non-management) directors, a majority of whom are unrelated	The members of the committee on directors of Nortel Networks Corporation are R.A. Ingram (Chairman), R.E. Brown, J.E. Cleghorn and L.R. Wilson, all of whom are non-management, “unrelated” and “independent” directors. (See Item 3 above.) Until February 26, 2004, the members of the committee on directors were L.Y. Fortier (Chairman), R.A. Ingram and L.R. Wilson.

5. Implement a process to be carried out by the nominating committee for assessing the effectiveness of the board, its committees and individual directors	The chairman of the board of Nortel Networks Corporation and of Nortel Networks Limited and the chairman of each of the committees of the boards are responsible for ensuring the effective administration and performance of the boards and their committees, respectively. The committee on directors of Nortel Networks Corporation has primary responsibility for corporate governance matters. (See Item 4(a) above.) The committee on directors of Nortel Networks Corporation conducts, for both boards, an annual evaluation of the directors, including each individual director, on the effectiveness of the operations of the boards and their committees. In addition, the audit committees, the committee on directors and the joint leadership resources committee are required, under their respective mandates, to conduct their own annual assessments of committee performance.

6. Provide an orientation and education program for new directors	New directors of Nortel Networks Corporation and Nortel Networks Limited receive an induction package and, in addition, executive briefing sessions are generally arranged. The boards also receive periodic presentations from senior management on issues relevant to the business of Nortel Networks Corporation and Nortel Networks Limited, as well as the industry and competitive environment in which they operate. Directors also attend an annual tour of research and development facilities.

TSX Corporate
Governance Guidelines	Comments
7. Consider reducing board size, with a view to improving effectiveness	The committee on directors and the boards are of the view that their respective size (13 members) is conducive to efficient decision-making and reflects the appropriate balance of skills, experience and expertise on the boards and the appropriate director succession planning. The committee on directors of Nortel Networks Corporation and the boards of directors of Nortel Networks Limited and Nortel Networks Corporation remain committed to ensuring an orderly succession, continuity and renewal. This process was commenced in 2003 and resulted in the appointment of Dr. Bischoff and Mr. Manley in the second quarter of 2004, and Mr. McCormick and Mr. Pearce in January of 2005. On January 10, 2005, the committee on directors advised that five of the current directors have decided not to stand for re-election to the board of directors of Nortel Networks Limited, and to the board of directors of Nortel Networks Corporation at the annual meeting of shareholders. These directors and the year of their initial election to the board of directors are: Mr. Wilson (1991), Mr. Fortier (1992), Mr. Smith (1994), Mrs. Saucier (1997) and Mr. Blanchard (1997). All of the current members of the board of directors of Nortel Networks Limited and Nortel Networks Corporation who will not be standing for re-election are committed to continuing in their current roles until the next annual meeting of shareholders. Ms. Jalynn H. Bennett, the Honorable James B. Hunt Jr., Mr. John A. MacNaughton and Mr. Ronald W. Osborne have also been nominated for election as a director of Nortel Networks Corporation at the next annual meeting of shareholders and for election as a director of Nortel Networks Limited.

8. Board should review the adequacy and form of compensation of directors in light of risks and responsibilities involved in being an effective director	The boards and the committee on directors of Nortel Networks Corporation periodically review the adequacy and form of compensation (cash and/or stock-based) received by directors to ensure that the compensation received by the directors is competitive, reflects market practices, and accurately reflects the risks and responsibilities involved in being an effective director. The compensation of directors is considered on a combined basis in light of the overall governance structure of Nortel Networks Corporation and Nortel Networks Limited. The boards have determined that non-management directors shall not receive stock options as compensation for serving as a director. Director compensation and director share ownership guidelines are described in this proxy circular and proxy statement under the heading “Compensation of Directors.”

9. Committees of the board should generally be composed of outside (non-management) directors, a majority of whom are unrelated directors	Each of the committees of the boards is currently composed entirely of non-management directors. The joint leadership resources committee and the audit committees, the special committee and, effective February 26, 2004, the committee on directors, are composed entirely of “unrelated” and “independent” directors. The pension fund policy committee is composed of a majority of “unrelated” and “independent” directors.

TSX Corporate
Governance Guidelines	Comments
The audit committees of Nortel Networks Corporation and Nortel Networks Limited have identical memberships. The audit committees are responsible for the oversight of the reliability and integrity of accounting principles and practices, financial statements and other financial reporting and disclosure principles and practices followed by management. Each audit committee assists its board in its oversight of: (i) the qualifications, independence and performance of the independent auditors; (ii) the establishment by management of an adequate system of internal controls and procedures; (iii) the effectiveness of the internal controls and procedures, and (iv) the compliance with legal and regulatory requirements. The audit committees also review with the independent auditors any audit problems and management’s response. The external auditors report directly to the audit committees and are ultimately accountable to the audit committees and the boards as representatives of the shareholders. Each audit committee has direct access to the internal auditors and external auditors to discuss and review specific issues as appropriate. The audit committees have approved an audit committee complaint process and a hiring policy for current and former employees of the external auditors. Separate executive sessions are held on a periodic basis with the external auditors, the internal auditor, the controller and other members of management. The members of the audit committees of Nortel Networks Corporation and Nortel Networks Limited are J.E. Cleghorn (Chairman), M. Bischoff (effective April 29, 2004), R.E. Brown, R.A. Ingram, G. Saucier, and S.H. Smith, Jr. The boards have determined that the simultaneous service by Mrs. Saucier and Messrs. Cleghorn and Ingram on more than three public company audit committees does not impair the ability of such directors to effectively serve on the audit committees.

The joint leadership resources committee is a joint committee of the boards. It is primarily responsible for reviewing and approving, where appropriate, matters related to the strategic direction and overall effectiveness of the management of human resources and compensation, senior management succession planning, the appointment, responsibilities and compensation of key members of senior management, the assessment of the senior management leadership team, administrative duties specifically delegated to or required to be performed by the committee under the provisions of any compensation or benefit plans, the appointment of officers of the corporations and making recommendations for approval by the boards of directors with respect to such matters. (See Item 1 above.) The members of the joint leadership resources committee are R.E. Brown (Chairman), R.D. McCormick, H.J. Pearce, S.H. Smith, Jr., and L.R. Wilson. W.A. Owens was also a member of the joint leadership resources committee until April 27, 2004.

The pension fund policy committee of Nortel Networks Limited is primarily responsible for the general oversight of the financial administration of certain of the pension plans, including the investment of pension funds, maintained by Nortel Networks Limited and appropriate subsidiaries, which includes the review and approval of the investment policies and goals to be followed in the investment of pension funds, as well as the appointment and removal of investment managers, financial advisors, custodians or trustees. The members of the pension fund policy committee of Nortel Networks Limited are S.H. Smith, Jr. (Chairman), M. Bischoff (effective April 29, 2004) J.J. Blanchard, J.E. Cleghorn, L.Y. Fortier, J.P. Manley (effective October 28, 2004) and G. Saucier.

TSX Corporate
Governance Guidelines	Comments
The special committee of Nortel Networks Corporation was created on July 30, 2004 to investigate, review and evaluate the facts and circumstances surrounding certain allegations made in a letter received July 12, 2004 purporting to set forth a demand that the board of directors commence legal proceedings against certain current and former directors and officers for alleged breaches of their fiduciary duties and any other factually related demand letters that may be received. A complaint, substantially in the same form as the complaint that accompanied the letter, was filed on July 30, 2004 in the United States District Court for the Southern District of New York. M. Bischoff is the only member of the special committee.

The executive committees of Nortel Networks Corporation and Nortel Networks Limited were disbanded effective January 1, 2004. The boards determined that the executive committees were no longer required in light of the smaller size of the boards of directors and the frequency of board meetings. The executive committees had identical membership and mandates. During periods between meetings of the boards or in extenuating circumstances, the executive committees could exercise, subject to certain limitations, all authority and powers of the boards of directors. The members of the executive committees of Nortel Networks Corporation and Nortel Networks Limited were L.R. Wilson (Chairman), R.E. Brown, J.E. Cleghorn, F.A. Dunn, and S.H. Smith, Jr.

The customer finance committee of Nortel Networks Limited was disbanded effective April 24, 2003. The board determined that the committee was no longer required. The committee was primarily responsible for reviewing customer financings to be provided by Nortel Networks Limited or a subsidiary, reporting on such matters to the board and making recommendations for approval by the board with respect thereto, if approval of the board was required in accordance with the customer financing authority approved by the board from time to time. The members of the customer finance committee of Nortel Networks Limited were R.A. Ingram (Chairman), J.J. Blanchard, R.E. Brown, L.Y. Fortier, W.A. Owens, and G. Saucier.

Regarding the committee on directors, see Items 4(a) & 4(b).

10. Board should assume responsibility for, or assign to a committee the general responsibility for, the approach to corporate governance issues	See Items 4(a) & 4(b).

11. a) Define limits to management’s responsibilities by developing mandates for:

(i) the board	The boards have approved mandates which describe their responsibilities. The respective boards act in a supervisory role and expect management to be responsible for the day-to-day operations of each corporation and to implement the approved corporate objectives and strategic business plans within the context of authorized budgets, specific delegations of authority for various matters, and corporate policies and procedures. Management is expected to report regularly to the boards of directors in a comprehensive, accurate and timely manner on the business and affairs of each corporation.

TSX Corporate
Governance Guidelines	Comments
Any responsibility that is not delegated to senior management or to a committee of either board remains with the board. Each of the committees of the boards has a written mandate specifying the committee’s responsibilities and areas of oversight. The boards regularly receive and consider reports and recommendations from their committees and, where appropriate, from outside advisors. (See Item 1 above.)

(ii) the Chief Executive Officer	The boards set objectives for the chief executive officer of Nortel Networks Corporation and Nortel Networks Limited and review performance against those objectives at least annually. These objectives include the general mandate to implement the approved corporate objectives and the strategic business plan. (See Item 1(a) above.) Historically, the compensation of the chief executive officer was determined by the boards of directors, based on the recommendations of the joint leadership resources committee. In response to the new corporate governance listing standards of the NYSE, the joint leadership resources committee assumed responsibility, effective February 26, 2004, for reviewing and assessing the performance of the chief executive officer of Nortel Networks Corporation and Nortel Networks Limited and for determining the chief executive officer’s compensation. Also in accordance with these NYSE requirements, beginning April 29, 2004, the boards of directors directed that the compensation of the chief executive officer be determined by the “independent” directors of the boards, together with the joint leadership resources committee, based on the committee’s assessment of the performance of the chief executive officer. The joint leadership resources committee continues to review, assess and determine the compensation of all other key members of the senior management team.

b) Board should approve Chief Executive Officer’s corporate objectives	See Item 11(a)(ii).

12. Establish procedures to enable the board to function independently of management	The boards current governance guidelines include a description of the role of the chairman of board. Mr. Wilson, the non-executive chairman of the board of Nortel Networks Corporation and of Nortel Networks Limited, is responsible for ensuring that the boards discharge their responsibilities independently of management, including managing meeting schedules and setting agendas, chairing board meetings, acting as a liaison between the boards and senior management and providing advice to senior management. An executive session, without members of management present, is planned for each regularly scheduled monthly meeting of the board of directors of Nortel Networks Corporation. Executive sessions of the board of Nortel Networks Limited are held periodically, as desired. Executive sessions are chaired by the non-executive chairman. The boards have access to information independent of management through the external auditors. In addition, committee executive sessions are held periodically, as desired, and are chaired by the committee chairman. The boards believe that sufficient processes are in place to enable them to function independently of management.

13. a) Establish an audit committee with a specifically defined mandate	The membership and the mandates of the audit committees of Nortel Networks Corporation and Nortel Networks Limited are identical. (See Item 9 above.) A copy of the Nortel Networks Corporation audit committee mandate is attached as Exhibit II to this proxy circular and proxy statement.

TSX Corporate
Governance Guidelines	Comments
b) All members should be non-management directors	The audit committees of Nortel Networks Corporation and Nortel Networks Limited are comprised of directors who are “unrelated” directors under the TSX Corporate Governance Guidelines and “independent” under the additional requirements for the “independence” of audit committee members under the NYSE corporate governance listing standards.

The boards have also determined that all members of the audit committees are financially literate and that at least one member of the audit committees meets the NYSE standard of having “accounting or related financial management expertise”. The boards have also determined that Mr. J.E. Cleghorn meets the criteria required by the SEC for an “audit committee financial expert” (United States GAAP). Mr. Cleghorn is a Canadian chartered accountant and a Fellow of the Canadian Institute of Chartered Accountants. His extensive background and experience as a commercial/corporate banker and banking executive includes serving as the chairman and chief executive officer of Royal Bank of Canada (which, during his tenure with the Royal Bank of Canada, reported its financial results in both Canadian and United States generally accepted accounting principles (GAAP)), where he also chaired the bank’s risk management committee and he actively reviewed and analyzed the financial statements of other companies (Canadian and United States GAAP). The other audit committee members also possess financial and accounting experience. Dr. Bischoff was the chief financial officer and then chief executive officer of the former Deutsche Aerospace (Dasa), directly responsible for its transition from German GAAP to United States GAAP. He was a Member of the Board of Management for aerospace and industrial participations in Daimler-Benz AG (which reports its results in United States GAAP) and was responsible for the United States GAAP financial statements of the companies within his group. He is also chairman of the board and chairman of the audit committee of European Aeronautic Defence and Space Company (EADS) (which reports its results under international accounting standards and reconciles to United States GAAP for equity consolidation by DaimlerChrysler AG). Mr. Brown was the president and chief executive officer of Bombardier Inc. (which reports its financial results in Canadian GAAP, with certain subsidiaries reporting in United States GAAP) and is currently the President and Chief Executive Officer of CAE Inc. (which reports its financial results in Canadian GAAP and reconciles to United States GAAP). He was the chairman of the board of Air Canada during its restructuring and serves on the audit committees of other Canadian public companies. Mrs. Saucier is also a Canadian chartered accountant and a Fellow of the Canadian Institute of Chartered Accountants, has served as chair of the Canadian Institute of Chartered Accountants, and serves on the audit committees of other Canadian public companies. Mr. Ingram was the chief operating officer and president, Pharmaceutical Operations of GlaxoSmithKline plc, and prior thereto, was the chief executive of Glaxo Wellcome plc and Chairman of Glaxo Wellcome Inc, the principal United States subsidiary. He also serves on the audit committees of other United States and Canadian public companies. Mr. Smith was the president and chairman of the board of Carolina Power & Light Company (which reports its financial results in United States GAAP) and has served on the audit committees of other public United States companies.

14. Implement a system to enable individual directors to engage outside advisors, at the corporation’s expense	The boards and each of the committees may retain outside advisors at their discretion and at the expense of Nortel Networks Corporation or Nortel Networks Limited, as the case may be, and if a director wishes to retain an outside advisor in special circumstances, the committee on directors will consider such a request on its merits.

     This corporate governance report has been reviewed by the committee on directors and approved by the boards of directors of Nortel Networks Corporation and Nortel Networks Limited.

CODE OF ETHICS AND OTHER CORPORATE GOVERNANCE MATTERS

     The Company and Nortel Networks Limited have adopted a code of business conduct and ethics, known as “Living the Values: A Guide to Ethical Business Practices at Nortel Networks”, which applies to the chief executive officer, chief financial officer and controller, and other persons performing similar functions, as well as to directors, officers and all other employees. Certain waivers under the Guide if granted by the boards of directors or any committee thereof to directors of the Company or Nortel Networks Limited or officers will be posted on our website at www.nortel.com, in accordance with applicable law and the requirements of the stock exchanges on which the Company or Nortel Networks Limited securities are listed and of securities regulatory authorities as adopted or amended and in force from time to time.

     All employees, officers, and members of the board of directors are subject to insider trading laws generally. In accordance with the Guide and applicable corporate policy, there are certain individuals who, by virtue of their role, are “deemed insiders.” Because they may have knowledge of, or access to, material information, the trading activities of these individuals are restricted by Nortel: they may not engage in any trading activity for specified periods of time throughout the year, known as “black out periods.” These deemed insiders can only trade during prescribed “window periods,” and even then, only if they do not have knowledge of any Nortel material information at that time. Generally, deemed insiders are company officers, directors, senior executives and other leaders, and employees who frequently have access to material information.

     The audit committees of the Company and Nortel Networks Limited have each adopted a charter, known as the “Audit Committee Mandate”. The Audit Committee Mandate is attached as Exhibit II to this proxy circular and proxy statement. The committee on directors of the Company acts as the nominating committee and makes corporate governance recommendations to the board of directors of the Company. The committee on directors has adopted a charter, known as the “Committee on Directors Mandate”. The joint leadership resources committee acts as the compensation committee of Nortel. The joint leadership resources committee has adopted a charter, known as the “Joint Leadership Resources Committee Mandate”. The Company and Nortel Networks Limited have adopted corporate governance guidelines, known as the “Statement of Governance Guidelines”.

     The Guide to Ethical Business Practices, the Audit Committee Mandates, the Committee on Directors Mandate, the Joint Leadership Resources Mandate, and the Statement of Governance Guidelines, as well as any future amendments to these documents, are available free of charge on our website at www.nortel.com or by writing to the Corporate Secretary at Nortel Networks Corporation, 8200 Dixie Road, Suite 100, Brampton, Ontario L6T 5P6.

AUDITOR INDEPENDENCE

     Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (or, collectively, the Deloitte Entities) are the principal independent accountants of the Company and Nortel Networks Limited.

     In accordance with applicable laws and the requirements of stock exchanges and securities regulatory authorities, the audit committees of the Company and Nortel Networks Limited pre-approve all audit and non-audit services to be provided by the Deloitte Entities. In addition, in April 2002, the audit committees of the Company and Nortel Networks Limited recommended for approval, and the boards of directors of the Company and Nortel Networks Limited approved, a policy that thereafter the Company’s and Nortel Networks Limited’s auditors would be retained solely to provide audit and audit-related services and advice with respect to tax matters, and that the auditors would not be retained to provide consulting services, such as information technology services. The boards’ policy applies to new engagements and did not affect limited term engagements in effect at the time the policy was approved.

     Certain services in each fee category below were not subject to the audit committee pre-approval requirements as the fees related to engagements for services prior to the audit committee pre-approval requirements coming into effect. Five percent of the fees billed for 2003 are for engagements that were undertaken prior to the pre-approval requirements coming into effect and were primarily for tax compliance services. Services for which the fees were less than one percent of the total fees billed by the Deloitte Entities for 2003 were inadvertently not pre-approved by the audit committees but were promptly brought to the attention of the audit committees and, in accordance with applicable laws and the requirements of securities regulatory authorities, were approved prior to the completion of the services associated with those fees.

Audit Fees

     The Company and Nortel Networks Limited prepare financial statements in accordance with United States generally accepted accounting principles (or US GAAP), with a reconciliation to Canadian generally accepted accounting principles (or Canadian GAAP). Deloitte Entities billed to date the Company and its subsidiaries $46 million for 2004 for the following audit services: (i) interim audit work related to the audit of the annual consolidated financial statements of the Company and Nortel Networks Limited for the year ended December 31, 2004; (ii) reviews of the financial statements of the Company and Nortel Networks Limited included as comparative financial statements in Forms 10-Q for the periods ended March 31, 2004, June 30, 2004 and September 30, 2004; and (iii) audit of internal controls over financial reporting as required under the United States Sarbanes-Oxley Act of 2002. Deloitte Entities billed to date the Company and its subsidiaries $55.0 million and $8.1 million for 2003 and 2002, respectively, for the following audit services: (i) audits of the annual consolidated financial statements of the Company and Nortel Networks Limited included in annual reports on Form 10-K and annual reports to shareholders for the fiscal years ended December 31, 2003 and 2002; (ii) reviews of the interim financial statements of the Company and Nortel Networks Limited included in quarterly reports on Form 10-Q and quarterly reports to shareholders for the periods ended March 31, June 30 and September 30, 2003 and 2002 (and in a Nortel Networks Limited amended Form 10-Q/A for the period ended September 30, 2003); (iii) audits and reviews of the restated financial statements of the Company and Nortel Networks Limited included in their respective amended annual reports on Form 10-K/A for the fiscal year ended December 31, 2002 and amended quarterly reports on Form 10-Q/A for the periods ended March 31 and June 30, 2003; (iv) audits and reviews of the restated financial statements of the Company and Nortel Networks Limited included as comparative financial statements in their respective Form 10-K for the fiscal year ended December 31, 2003; (v) audits of individual subsidiary statutory financial statements; and (vi) comfort letters, attest services, statutory and regulatory audits, consents and other services related to United States Securities and Exchange Commission matters.

Audit-Related Fees

     Deloitte Entities billed to date the Company and its subsidiaries $3.8 million, $3.1 million and $1.1 million for 2004, 2003 and 2002, respectively, for the following audit-related services: (i) audit of pension plan financial statements; (ii) financial accounting and reporting consultations; (iii) information system reviews; (iv) advisory services related to the United States Sarbanes-Oxley Act of 2002; (v) accounting consultations and audits in connection with dispositions; (vi) internal control reviews; and (vii) accounting consultations regarding financial accounting standards for various local business-related transactions.

Tax Fees

     Deloitte Entities billed the Company and its subsidiaries $7.1 million, $14.6 million and $13.7 million for 2004, 2003 and 2002, respectively for tax compliance services. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute and obtain government approval for amounts to be included in tax filings and consisted of: (i) assistance in filing tax returns in various jurisdictions; (ii) sales and use, property and other tax return assistance; (iii) research and development tax credit documentation and analysis for purposes of filing amended returns; (iv) transfer pricing documentation; (v) requests for technical advice from taxing authorities; (vi) assistance with tax audits and appeals; and (vii) preparation of expatriate tax returns.

All Other Fees

     Deloitte Entities billed the Company and its subsidiaries $0, $0 and $1.7 million for 2004, 2003 and 2002, respectively, for the following services: (i) non-financial information systems design and implementation; (ii) financial information systems design and implementation; (iii) immigration services; and (iv) review of import/export and social security requirements/reports. Approximately $1.0 million of the above services billed by Deloitte Entities in 2002 were for services provided by Deloitte Consulting.

REPORT OF THE AUDIT COMMITTEE OF NORTEL NETWORKS CORPORATION

     The audit committee of the Company’s board of directors is comprised entirely of “unrelated” and “independent” directors as defined in the Toronto Stock Exchange Corporate Governance Guidelines and in the New York Stock Exchange corporate governance listing standards, respectively. The audit committee operates under a written mandate adopted by the Company’s board of directors. A copy of the current mandate is attached as Exhibit II to this proxy circular and proxy statement.

     The audit committee of the Company’s board of directors meets privately with both Deloitte & Touche LLP (or Deloitte & Touche) and the internal auditors on a periodic basis, each of whom has unrestricted access to the audit committee.

     The audit committee of the Company’s board of directors has reviewed and discussed with senior management the audited financial statements of the Company for the fiscal years ended December 31, 2004 and December 31, 2003. The audit committee has discussed with Deloitte & Touche, the independent auditors of the Company, the matters required to be discussed by the Statement on Auditing Standards (SAS) No. 61 (Communication with Audit Committees), as amended by SAS No. 89 (Audit Adjustments) and SAS No. 90 (Audit Committee Communications). The audit committee has also received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the audit committee has discussed with Deloitte & Touche the independence of Deloitte & Touche as auditor of the Company. Based on the foregoing, the audit committee of the Company has recommended to the board of directors that the audited financial statements of the Company for the fiscal year ended December 31, 2003 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and that the audited financial statements of the Company for the fiscal year ended December 31, 2004 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, in each case for filing with the United States Securities and Exchange Commission.

     This report is dated as of April 29, 2005 and has been submitted by J.E. Cleghorn (Chairman), M. Bischoff, R.E. Brown, R.A. Ingram, G. Saucier, and S.H. Smith, Jr. The boards of directors of the Company and Nortel Networks Limited have determined that Mr. J.E. Cleghorn meets the criteria required by the United States Securities and Exchange Commission for an “audit committee financial expert” (United States GAAP). Mr. Cleghorn is “independent” under the requirements for the “independence” of audit committee members under the New York Stock Exchange corporate governance listing standards.

     Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the United States Securities Act of 1933 or the United States Securities Exchange Act of 1934 that might incorporate this document or future filings with the United States Securities and Exchange Commission, in whole or in part, the foregoing report shall not be deemed to be incorporated by reference into any such filing.

APPOINTMENT OF AUDITORS

     At the meeting, you will be asked to appoint Deloitte & Touche LLP as the Company’s independent auditors until the Company’s next annual meeting. Deloitte & Touche LLP will be appointed if a majority of the votes cast by those of you who are present in person or represented by proxy at the meeting are in favour of this action.

     We recommend that you vote FOR the appointment of Deloitte & Touche LLP. Deloitte & Touche LLP and its predecessors have acted as auditors for the Company since 2000 and for Nortel Networks Limited and its predecessors since 1914.

     IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY YOUR SHARES WILL BE VOTED FOR THE APPOINTMENT OF DELOITTE & TOUCHE LLP, UNLESS YOU SPECIFICALLY INDICATE OTHERWISE ON THE FORM OF PROXY.

     Arrangements have been made for one or more representatives of Deloitte & Touche LLP to attend the meeting. Deloitte & Touche LLP’s representatives will be given an opportunity to make a statement and to answer appropriate questions.

APPROVAL OF THE ADOPTION OF THE NORTEL STOCK PURCHASE PLANS

     The Nortel Networks Stock Purchase Plan, or NNSPP was originally adopted by the board of directors of Nortel Networks Limited on December 18, 1999. The NNSPP was established by Nortel Networks Limited to encourage employees of Nortel Networks Limited, its participating subsidiaries and designated affiliate companies to acquire common shares of Nortel Networks Limited (and later, the Company) through payroll deductions. The NNSPP was designed to encourage share ownership and enhance employee motivation. As at June 30, 2004, the date upon which the NNSPP expired for the reasons described below, employees in 36 countries were eligible to participate in the NNSPP.

     In December 2000, the Nortel Networks Stock Purchase Plan for Members of the Nortel Networks Savings and Retirement Program (or 2000 SRP) was established by Nortel Networks Limited to provide eligible Canadian employees who were represented by a collective bargaining agreement (and therefore ineligible to participate in the NNSPP) with the opportunity to acquire common shares of the Company through payroll deduction, similar to that offered to other employees under the NNSPP.

     Shareholder approval of the NNSPP and the 2000 SRP was not required when these plans were originally adopted in 1999 and 2000, respectively. Effective March 10, 2004, purchases under the NNSPP and 2000 SRP were suspended due to a delay in certain public filings of the Company and Nortel Networks Limited. Subsequently, the NNSPP and 2000 SRP ceased operation on June 30, 2004 as a result of changes to the New York Stock Exchange (or NYSE) listing standards that now require shareholder approval of employee stock purchase plans. We were unable to request this approval from our shareholders due to the delay in holding our 2004 annual shareholders’ meeting. Approximately 76 million common shares were purchased under the NNSPP and 2000 SRP on behalf of participants. None of the common shares were issued from treasury and, as a result, the number of the Company’s outstanding shares were not diluted by reason of the NNSPP or 2000 SRP.

     The joint leadership resources committee unanimously approved the Nortel Global Stock Purchase Plan (or Global plan), the Nortel U.S. Stock Purchase Plan (or U.S. plan) and the Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program (or SRP). On April 27, 2005, the independent members of the boards of directors of the Company and Nortel Networks Limited unanimously approved the adoption of the Global plan, the U.S. plan and the SRP. The boards approved a separate Global plan and U.S. plan in order to provide the future flexibility to seek a ruling under Section 423 of the United States Internal Revenue Code, or Code. Under a plan qualified under Section 423, no taxable income is recognized by a participant, and no deduction is allowable to Nortel Networks Limited, or the participating companies, upon the purchase of common shares under the plan. Generally, taxable income is recognized by the employee at the time the employee sells or otherwise disposes of the common shares acquired under a qualified plan and, providing certain holding periods are satisfied, a portion of the amount that must be recognized is treated as a capital gain.

     In accordance with the requirements of the NYSE listing standards, the Global plan, the U.S. plan and the SRP are each required to be approved by the Company’s shareholders.

The Plans

     The following summary of the plans is qualified in its entirety by the specific language of the Global plan, U.S. plan, and SRP, copies of which are available free of charge on our website at www.nortel.com or by writing the Corporate Secretary of the Company (see “Information Concerning the Company”).

Administration

     The plans will be administered by the joint leadership resources committee of the boards of directors of the Company and Nortel Networks Limited. The committee will have full responsibility for the administration of the plans and has the authority to delegate to officers or employees of Nortel Networks Limited or its subsidiaries or to third parties all or a portion of the administration of the plans. All costs and expenses of administering the plans are paid by Nortel Networks Limited and participating companies.

Common Shares of the Company Subject to the Plans

     Common shares of the Company will be purchased on behalf of the participants on either the NYSE or Toronto Stock Exchange (or TSX) for delivery to participating employees. Since common shares will not be issued from treasury for purchase under the plans, the number of the Company’s outstanding shares will not be diluted as a result of the plans.

     A total of 45 million common shares of the Company will be available for purchase under the plans. Any common shares purchased under one of the plans will reduce, on a share-for-share basis, the number of common shares available for subsequent purchase under all of the other plans.

Eligibility and Participation

     All regular full-time or part-time employees of Nortel Networks Limited or its participating subsidiaries and affiliates are eligible to participate in the plans, except for Canadian and U.S. employees who have elected to continue membership in the applicable “traditional” pension programs under the Capital Accumulation and Retirement Program or employees in France who participate in the Nortel Networks Company Savings Plan.

     Employee contributions to the plans are made through payroll deduction. Such payroll deductions must be at least 1% but may not exceed 10% of an eligible employee’s compensation. An eligible employee’s compensation for purposes of the plans includes base salary, bonuses, sales commission and overtime pay.

     Each plan will limit the number of common shares any person may purchase annually to a number having an aggregate fair market value (determined at the time of purchase) of $25,000 and will prohibit any person from participating if such person owns or holds options to purchase 5% or more of the total combined voting power or value of all classes of shares of the Company.

     In the event cash dividends are declared on common shares held under one or more of the plans, those dividends will be used to purchase additional common shares of the Company on the NYSE or TSX. Any purchases made in this manner will not involve any further contribution by Nortel Networks Limited or its applicable subsidiary or affiliate companies. No cash dividends have been declared by the Company since a July 2001 determination by the board that no further dividends would be paid until otherwise determined.

     As of April 25, 2005, approximately 21,239 employees, including executive officers, were eligible to participate in the plans.

Offering Periods and Purchase Dates

     Each offering of common shares under the plans will be for a period of three months starting on the first day of the applicable fiscal quarter. Common shares are purchased on the last trading day of each offering period, currently in March, June, September and December.

Purchase Price

     The purchase price per common share to participating employees will be, effectively, equal to 85% of the prices at which common shares are purchased on the TSX for Canadian participants and on the NYSE for all other participants on the purchase date.

U.S. Plan and United States Federal Income Tax Consequences

Current Treatment

     If a Section 423 ruling is not obtained, the purchase of common shares under the U.S. plan is a taxable event to a participant since the market price of common shares purchased for the participant’s account will be greater than the price paid by the participant for such shares. Each participant will recognize ordinary compensation income at the time of the purchase of common shares under the U.S. plan equal to the difference between the average cost to Nortel Networks Limited of purchasing the shares and the average per-share price actually paid for the common shares purchased for such participant, multiplied by the number of common shares purchased. At the time the common shares are purchased for a participant under the U.S. plan, Nortel Networks Limited or its applicable subsidiary or affiliate will be entitled to a tax deduction equal to the amount of taxable ordinary compensation income recognized by the participant.

     If a participant sells common shares that were purchased on such participant’s behalf under the U.S. plan, any gain or loss will be taxable as capital gain or loss. If a participant holds such common shares for one year, any such gain or loss will be subject to long-term capital treatment. If such common shares are held for less than one year, any gain will be taxable subject to short term capital gain.

Impact of 423 Ruling

     In the event a ruling under Section 423 of the Code is received, the purchase of common shares under the U.S. plan will not be a taxable event to a participant because taxable income is recognized at the date of sale of the underlying shares purchased. At the date of sale, the taxable amount is calculated in one of two ways, depending on whether a qualifying or a disqualifying disposition occurs. A qualifying disposition is one where the shares received are held for more than two years after being acquired pursuant to the U.S. plan. Otherwise, the disposition is disqualifying. In both cases, the gain at sale is composed of two parts: compensation and capital gain.

     For a qualifying disposition, the compensation portion is the lesser of: (i) the excess of the fair market value of the shares at the time of sale over the price paid for the shares (i.e., the exercise price), or (ii) the excess of the fair market value of the shares at the time of grant over the purchase price/exercise price of the shares (essentially, the discount at purchase). The balance of the gain is taxed as a long term capital gain.

     For a disqualifying disposition, the compensation portion is equal to the excess of the fair market value of the shares at the time of exercise over the purchase price/exercise price. The balance of the gain is taxed as a capital gain. If the shares were held for less than one year, the capital gain will be a short term capital gain. Otherwise, long term capital gain treatment applies.

     Corporate tax deductibility is driven by whether a participant has a qualifying disposition. No deduction is allowed for the compensation portion of a qualifying disposition. For a disqualifying disposition, a corporate tax deduction is generally allowed for the compensation portion reported on the timely filed forms W-2 for the related taxation year.

Canadian Income Tax Consequences

     The purchase of common shares under the Global plan and SRP is a taxable event to a participant since the market price of the common shares purchased for a participant’s account will be greater than the price paid by the participant for such shares. The difference between the average cost to Nortel Networks Limited of purchasing the shares and the average per-share price actually paid by the participant for the common shares, multiplied by the number of common shares purchased by a participant will be taxable to a participant as employment income for the year of purchase. At the time common shares are purchased for a participant under the Global plan or SRP, Nortel Networks Limited or its applicable subsidiary or affiliate will be entitled to a tax deduction equal to the amount of taxable employment income recognized by the participant.

     If a participant sells common shares that were purchased on such participant’s behalf under the Global plan or SRP, any gain or loss will be taxable as a capital gain or as a capital loss.

Non-U.S. Income Tax Consequences

     The income tax consequences for participants vary by country. Generally, participants are subject to taxation at the time of purchase and Nortel Networks Limited or participating companies may be entitled to a deduction in tax when a participant recognizes the taxable income.

Shareholder Rights

     A participant will have no shareholder rights with respect to common shares purchased under the plans until such shares are allocated to the participant’s account. No adjustment will be made for any dividends, distributions or other rights for which the record date is prior to the allocation of such shares to such participant’s account.

Amendment or Termination of the Plans

     Assuming approval of the plans by the Company’s shareholders at the meeting, the plans will terminate upon the earlier of: (i) September 30, 2015; or (ii) the date on which all common shares available for purchase under the plans are purchased. The board of directors of Nortel Networks Limited may at any time amend or terminate the plans, except that the approval of the shareholders of the Company is required to increase the number of common shares authorized for purchase under the plans, to extend the term of the plans or to make any other material amendments to the plans.

Plan Benefits

     The benefits to be received in the future by participants in the plans are not currently determinable since the number of common shares purchased under the plans is based on the number of eligible employees electing to participate in the plans and the amounts such participants elect to contribute.

Vote Required and Recommendation of the Board of Directors

     At the meeting, the shareholders will be asked to consider and, if deemed appropriate, to adopt, with or without variation, an ordinary resolution in the form attached hereto as Schedule A approving the adoption of the plans. To be effective, the resolution must be approved by a majority of the votes cast by holders of common shares present in person, or represented by proxy, at the meeting, provided that the total votes cast on the resolution represent over 50% of the outstanding shares of the Company carrying voting rights. Copies of the plans are available free of charge on our website at www.nortel.com or by writing to the Corporate Secretary at the Company (see “Information Concerning the Company”).

     The board of directors and management of the Company believe that the resolution would benefit the Company by providing eligible employees of Nortel Networks Limited and participating companies and affiliates with an opportunity to acquire a personal interest in the Company’s success and enhance employee’s motivation. Accordingly, we recommend that you vote FOR the adoption of the resolution.

     IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY, YOUR SHARES WILL BE VOTED FOR THE RESOLUTION RELATING TO THE ADOPTION OF THE NORTEL STOCK PURCHASE PLANS, UNLESS YOU SPECIFICALLY INDICATE OTHERWISE ON THE FORM OF PROXY.

APPROVAL OF THE ADOPTION OF THE NORTEL 2005 STOCK INCENTIVE PLAN

     The joint leadership resources committee of Nortel and Nortel Networks Limited (the JLRC) unanimously approved the Nortel 2005 Stock Incentive Plan (the 2005 SIP). On April 27, 2005, the independent members of the boards of directors of Nortel and Nortel Networks Limited also unanimously approved the 2005 SIP, subject to approval by shareholders at our combined 2004 and 2005 annual meeting.

Background

     Adoption of the 2005 SIP is an important part of our efforts to build sustainable long-term shareholder value. The 2005 SIP reflects our commitment to a long term incentive compensation plan that aligns the interests of our employees with the interests of our shareholders. Grants of equity-based awards are a critical component of our strategy for recruiting and retaining a world-class team, particularly in the increasingly competitive environment in which we operate, and for providing appropriate incentives for superior performance. The terms and features of the 2005 SIP have been designed to maximize the effectiveness of our long term incentive program and address related considerations expressed by our shareholders, including dilution and share ownership guidelines.

Highlights of Significant Plan Terms

Disclosure to Shareholders; Consolidation of Equity-Based Plans

     The 2005 SIP is intended to facilitate disclosure to shareholders of clear and concise information concerning our on-going equity compensation programs by, among other things, consolidating all of our current equity-based incentive plans (other than our broad-based tax favoured savings plans) into one plan that has been approved by our shareholders.

Emphasis on Performance Based Awards

     We intend to grant a combination of stock options and performance stock units to our key executives. Performance stock units will vest solely on the basis of external performance targets, such as total shareholder return or other external metrics that are relevant to our business strategy. We intend to grant stock options on a selective basis to key non-executive employees who are critical to the long term success of Nortel.

Prohibition on Grants of Discounted Stock Options and Stock Appreciation Rights and On Repricing

     The 2005 SIP prohibits granting stock options and stock appreciation rights with a subscription price less than market value on the date of grant. The 2005 SIP also prohibits the repricing of outstanding stock options or stock appreciation rights, including through the exchange or adjustment of outstanding awards in any manner that would be considered a repricing. Under the 2005 SIP, none of these terms may be amended without prior shareholder approval.

Inclusion of Minimum Vesting Provisions

     Under the 2005 SIP, vesting for awards can only commence after one year (except in the event of death). Furthermore, awards of restricted stock units shall only fully vest after three years. We intend to grant stock options in which vesting will occur over a multi-year period.

Share Ownership Guidelines

     In 2001, we adopted share ownership guidelines for executive officers and senior employees to promote alignment of management and shareholder interests. Executive officers and senior employees are expected, over a period of five years from the date of their appointment or the date the executive officer or senior employee enters a new salary threshold, to accumulate and hold common shares of Nortel having a value equal to a percentage of their base salary. To further encourage the alignment of management and shareholder interests, under the 2005 SIP, participants may be required to hold Nortel shares delivered on exercise or settlement of awards (net of taxes) in order to comply with our share ownership guidelines. See “Report on 2004 and 2003 Executive Compensation — Share Ownership Guidelines”. See also “Code of Ethics and Other Corporate Governance Matters” regarding our code of ethics and corporate governance policy with respect to limitations on trading by insiders.

Dilution

     The total number of new shares authorized under the 2005 SIP is 122 million. In addition, shares remaining available for grant after December 31, 2005 under our current shareholder-approved stock option plans (and shares that become available upon expiration or termination of options granted under such plans) will roll-over to the 2005 SIP effective January 1, 2006. No new awards will be granted after December 31, 2005 under our current stock option plans and, accordingly the roll-over of available shares under those plans will not increase the potential dilution resulting from approval of the 2005 SIP. The total number of new Nortel shares available under the 2005 SIP, together with Nortel shares authorized but unissued under our current plans (including shares subject to options outstanding under our current plans) represents no more than 10% of our shares on a fully diluted basis and 11.5% of our shares on a non-diluted basis.

     We expect that the number of new shares authorized under the 2005 SIP, together with shares currently available under our existing stock option plans, will be sufficient for equity incentive awards for 2005 and the following three years, based on our current intention to limit the aggregate ordinary annual awards granted per year to approximately 1.5% of our issued and outstanding shares at April 25, 2005. We strongly believe that the number of newly authorized shares under the 2005 SIP represents an appropriate balance between shareholders’ concerns about dilution and the need to have available appropriate incentive compensation arrangements in support of our continuing efforts to recruit and retain the type of world class executives and employees required to build sustainable long-term shareholder value.

Description of the Nortel 2005 Stock Incentive Plan

     The following summary of the material features of the 2005 SIP is qualified in its entirety by the specific language of the 2005 SIP, a copy of which is available free of charge on our website at www.nortel.com or by writing to the Corporate Secretary of the Company. (See “Information Concerning the Company”.)

Consolidation of Nortel’s Equity-Based Incentive Plans for Key Employees

     If approved by shareholders at our combined 2004 and 2005 annual meeting, the 2005 SIP will replace the Nortel Networks Corporation 1986 Stock Option Plan As Amended and Restated and the Nortel Networks Corporation 2000 Stock Option Plan and no new awards will be granted under these stock option plans after December 31, 2005. The 1986 and 2000 stock option plans, both of which have been approved by our shareholders, are the only plans currently maintained by Nortel that permit grants of equity-based awards, other than our broad-based tax favoured savings plans.

     Since March 10, 2004, we have not granted stock options (or any other equity-based awards) to any of our eligible employees due to the suspension of grants under our stock option and other equity-based plans resulting from the restatement and delay in filing of certain of our financial statements. Once the suspension ends, we currently expect to make an initial grant of stock options to eligible employees with respect to approximately 66 million Nortel shares. Assuming these initial grants are made during 2005, we currently intend to grant these stock options under the 1986 and 2000 stock option plans, from shares currently available under those plans. We believe that the incentive value to our employees of our initial grant of stock options following the suspension period may be greater if the stock options are granted under our existing stock option plans, consistent with our normal past practices, rather than under a new plan that is not familiar to our employees.

Shares Available For Grant Under the 2005 SIP

     The 2005 SIP permits the grant of awards with respect to a maximum of 122 million Nortel shares, plus (i) the number of Nortel shares available for grant under our 1986 and 2000 stock option plans as of January 1, 2006 and (ii) the number of Nortel shares subject to options outstanding under the 1986 and 2000 stock option plan on January 1, 2006, to the extent such options thereafter expire or terminate for any reason without the issuance of such shares.

     As of December 31, 2004, an aggregate of 26,034,126 and 47,027,997 Nortel shares were available for grant under our 1986 stock option plan and our 2000 stock option plan, respectively (representing, respectively, 0.61% and 1.1% of our then outstanding shares), and, in addition, 232,519,600 and 46,190,555 Nortel shares were subject to options outstanding under these plans, respectively (representing, respectively, 5.5% and 1.1% of our then outstanding shares), at an average subscription price per share of $11.64 and $8.45, respectively.

     The maximum number of Nortel shares available for grant of awards under the 2005 SIP is subject to certain additional limitations. Under the 2005 SIP, the maximum aggregate number of Nortel shares available for awards of restricted stock units and/or performance stock units is limited to 95 million shares and the maximum aggregate number of Nortel shares available for awards of incentive stock options (within the meaning of the United States Internal Revenue Code (or the Code)) is limited to 122 million shares. The 2005 SIP further limits the aggregate maximum number of Nortel shares that may be subject to awards granted under the plan to any individual during any five year period as follows: a limit of stock option and/or SARs with respect to 25 million Nortel shares and a limit of restricted stock units and/or performance stock units with respect to 15 million Nortel shares. Finally, the number of Nortel shares that may be issued under the 2005 SIP to insiders of Nortel (as defined in the rules of the Toronto Stock Exchange), together with the number of Nortel shares that may be issued to insiders under all of other our security-based compensation arrangements (also as defined in the rules of the Toronto Stock Exchange), may not exceed 10% of the issued and outstanding Nortel shares and the number of Nortel shares issued to such insiders within any one year under all such security-based compensation arrangements may not exceed 10% of the issued and outstanding Nortel shares.

     Nortel shares delivered upon the exercise or settlement of awards may be shares that are authorized but unissued or Nortel shares purchased in the open market or in private transactions. If an award granted under the 2005 SIP is forfeited, cancelled, terminated or otherwise expires prior to delivery of any of the Nortel shares subject to such award, such shares will be again available for future grants under the 2005 SIP. Nortel shares subject to an award granted under the 2005 SIP that are withheld upon exercise or settlement of such award to satisfy the participant’s liability for related tax or other source deductions or, in the case of exercise of options, to pay the related subscription price are counted in determining the maximum number of shares that may be subject to awards granted under the 2005 SIP.

Administration

     The 2005 SIP is administered by the JLRC, a joint committee of the boards of directors of Nortel and Nortel Networks Limited made up entirely of independent directors. The JLRC is authorized to select those key employees who will receive awards and, consistent with the provisions of the 2005 SIP, the terms and conditions of such awards.

Types of Awards

     The 2005 SIP permits grants of stock options, including incentive stock options, stock appreciation rights (SARs), performance stock units and restricted stock units. We expect to limit grants of performance stock units to our key executives.

Definition of Market Value

     Market value is defined under the 2005 SIP as the average of the high and low prices for a board lot of Nortel shares traded in Canadian dollars on the TSX during the relevant day or, if the volume of our shares traded on the composite tape during the relevant day in the United States exceeds the volume of our shares traded on the TSX on such relevant day, the average of the high and low prices for a board lot of Nortel shares traded in U.S. dollars on the NYSE during the relevant day.

Vesting Conditions

     Vesting of all or any portion of awards granted under the 2005 SIP may be conditioned upon the participant’s continued employment, passage of time, satisfaction of performance criteria or any combination thereof, as determined by the JLRC; provided that no portion of an award may become vested prior to the first anniversary of the date such award is granted (except in the event of a participant’s death) and vesting conditions based upon achievement of performance objectives must provide for a performance measurement period or periods exceeding one year. In addition, (except in the event of a participant’s death or retirement, as determined by the JLRC) awards of restricted stock units shall not become vested more rapidly than ratably over three years. The JLRC may accelerate the vesting of all or any awards granted under the 2005 SIP or, except for performance conditions with respect to awards that are intended to qualify as performance based compensation under Section 162(m) of the Code, may waive any performance conditions to vesting, except that the JLRC may not accelerate vesting of any award as of any date before one year from the grant date of the award.

Performance Vesting Conditions for Certain Awards Intended to Qualify as Performance-Based Compensation Under Section 162(m)

     The 2005 SIP permits the grant of awards that qualify for the exception to the $1 million limitation on the annual amount of compensation that may be deducted for U.S. Federal tax purposes under Section 162(m) of the Code for “performance-based compensation”. To the extent that an award is intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria applicable to such award will be based upon one or more of the following “qualifying performance criteria,” as determined by the JLRC:

•	Cash Flow

•	Earnings per share

•	Earnings before interest, taxes and/or amortization

•	Return on sales

•	Total shareholder return

•	Share price performance

•	Return on capital

•	Return on assets or net assets

•	Revenue

•	Income or net income

•	Operating income or net operating income

•	Operating profit or net operating profit

•	Operating margin or profit margin

•	Return on operating revenue

•	Return on invested capital

•	Market segment share

•	Product release schedules

•	New product innovation

•	Product cost reduction

•	Brand recognition/acceptance

•	Product ship targets

•	Customer satisfaction

     The JLRC determines whether the applicable qualifying performance criteria have been achieved. The JLRC may adjust any evaluation of performance under the qualifying performance criteria described above to exclude certain events that occur during a performance period, as set forth in the 2005 SIP.

Specific Terms of Stock Options and SARs.

     The normal term of options and SARs may not exceed ten years. The JLRC may grant stand-alone SARs or SARs in tandem with options granted under the 2005 SIP. Upon the exercise of a vested SAR (and in the case of a tandem SAR, the related option), a participant will be entitled to payment equal to the excess of the market value of a Nortel share on the date of exercise over the subscription or base price under the SAR. The JLRC determines whether payment in settlement of SARs is made in cash, Nortel shares or a combination of cash and Nortel shares.

     In the event of a participant’s termination of active employment with Nortel and its subsidiaries prior to the expiration of the normal term of an option or SAR, options and/or SARs then held by the participant will be treated as follows, unless the JLRC determines otherwise.

•	Retirement. If a participant’s active employment terminates due to his or her retirement (as defined in the 2005 SIP), the participant’s unvested options and/or SARs will become vested as of the later of (i) the participant’s date of retirement and (ii) the first anniversary of the effective date of grant of such options and/or SARs. To the extent vested, the participant will have 36 months following the date of retirement to exercise his or her options and/or SARs.

•	Death. If a participant’s active employment terminates due to his or her death, all of the participant’s unvested options and/or SARs will become immediately vested and will remain exercisable for 24 months following the date of the participant’s death.

•	Involuntary Termination other than for Cause. If a participant’s active employment is terminated by Nortel other than for cause and the participant receives severance benefits, including pay in lieu of notice, the participant’s unvested options and/or SARs will continue to vest during a period generally corresponding to the period following the participant’s termination for which he or she receives salary replacement payments (up to a maximum period of 24 months). During such extended vesting period and for 90 days thereafter, the participant will be permitted to exercise vested options and/or SARs. A participant whose active employment is terminated by Nortel other than for cause and who does not receive severance benefits will have 90 days following termination to exercise vested options and/or SARs and his or her unvested options and/or SARs will be cancelled.

•	Resignation by a Participant. If a participant resigns from his or her employment, the participant’s unvested options and/or SARs will be cancelled, and the participant will have 90 days following his or her date of termination to exercise vested options and/or SARs.

Specific Terms of Restricted Stock Units and Performance Stock Units

     Each restricted stock unit or performance stock unit granted under the 2005 SIP generally represents one Nortel share. Vested units will generally be settled upon vesting by delivery of a Nortel share for each vested unit or payment of a cash amount equal to the market value of a Nortel share at the time of settlement, as the JLRC may determine. The JLRC may provide for the accrual of dividend equivalent amounts in respect of awards of restricted stock units or performance stock units prior to the settlement thereof.

     In the event of a participant’s termination of active employment with Nortel and its subsidiaries all unvested restricted stock units and/or performance stock units then held by the participant will be forfeited unless the JLRC determines otherwise.

Termination for Cause

     If a participant’s employment is terminated for cause, all then outstanding awards, whether or not vested, will be immediately forfeited and cancelled.

Transferability

     Unless otherwise determined by the JLRC, awards granted under the 2005 SIP are not transferable other than by testamentary disposition or the laws of intestate succession. The JLRC may permit the transfer of awards without payment of consideration to members of a participant’s immediate family or entities controlled by the participant or his or her immediate family members.

Participants in Jurisdictions Outside of Canada and the United States

     To accommodate differences in local laws, customs and tax practices, awards granted to participants in countries other than Canada and the United States may be subject to special terms and conditions, including any special supplement that may be added to the 2005 SIP, as the JLRC determines is appropriate.

Amendments

     The board of directors of Nortel may terminate, amend or suspend the 2005 SIP at any time; provided that the prior approval of our shareholders will be required for any amendment that Nortel determines constitutes a material amendment within the meaning of the applicable rules of the NYSE including any amendment that would:

•	Increase the maximum number of Nortel shares for which awards may be granted under the 2005 SIP;

•	Reduce the subscription price or base price at which options or SARs may be granted;

•	Reduce the subscription price or base price of outstanding options or SARs;

•	Extend the term of the 2005 SIP or the maximum term of options or SARs granted under the 2005 SIP;

•	Expand the class of persons eligible for grant of awards under the 2005 SIP;

•	Increase any other limit with respect to the number of Nortel shares that may be granted with respect to any type of award, a single participant or any group of participants, or

•	Reduce below one year the minimum period required as a condition to the vesting of any award (other than in the case of a participant’s death).

     Adjustments

     In the event of certain events affecting the capitalization of Nortel, including a stock dividend, or certain other corporate transactions, the board of directors of Nortel may adjust the number and kind of shares available for grant under the 2005 SIP or subject to outstanding awards and the subscription price or base price applicable under outstanding awards.

Term of Plan

     The 2005 SIP is effective as of April 27, 2005, the date of its adoption by the Nortel board of directors, subject to shareholder approval. No awards may be made under the 2005 SIP after the tenth anniversary of the effective date of the 2005 SIP.

United States Federal Income Tax Consequences Relating to the Stock Incentive Plan

     The United States federal income tax consequences to Nortel and its employees of awards under the 2005 SIP are complex and subject to change. The following discussion is only a summary of the general rules applicable to the 2005 SIP.

     As discussed above, several different types of instruments may be issued under the 2005 SIP. The tax consequences related to the issuance of each is discussed separately below.

Options

     As noted above, options granted under the 2005 SIP may be either incentive stock options or non-qualified stock options. Incentive stock options are options which are designated as such by Nortel and which meet certain requirements under Section 422 of the Code and the regulations thereunder. Any option that does not satisfy these requirements will be treated as a non-qualified stock option.

Nonqualified Stock Options

     Nonqualified stock options granted under the 2005 SIP do not qualify as “incentive stock options” and will not qualify for any special tax benefits to the participant. A participant generally will not recognize any taxable income at the time he or she is granted a nonqualified option. However, upon its exercise, the participant will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the subscription price. The income realized by the participant will be subject to income and other employee withholding taxes.

     The participant’s basis for determination of gain or loss upon the subsequent disposition of shares acquired upon the exercise of a nonqualified stock option will be the amount paid for such shares plus any ordinary income recognized as a result of the exercise of such option. Upon disposition of any shares acquired pursuant to the exercise of a nonqualified stock option, the difference between the sale price and the participant’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

     In general, there will be no federal income tax deduction allowed to Nortel upon the grant or termination of a nonqualified stock option or a sale or disposition of the shares acquired upon the exercise of a nonqualified stock option. However, upon the exercise of a nonqualified stock option, Nortel will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that a participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Incentive Stock Options

     If an option granted under the 2005 SIP is treated as an incentive stock option, the participant will not recognize any income upon either the grant or the exercise of the option, and Nortel will not be allowed a deduction for U.S. federal tax purposes. Upon a sale of the shares, the tax treatment to the participant and Nortel will depend primarily upon whether the participant has met certain holding period requirements at the time he or she sells the shares. In addition, as discussed below, the exercise of an incentive stock option may subject the participant to alternative minimum tax liability.

     If a participant exercises an incentive stock option and does not dispose of the shares received within two years after the date such option was granted or within one year after the transfer of the shares to him or her, any gain realized upon the disposition will be characterized as long-term capital gain and, in such case, Nortel will not be entitled to a federal tax deduction.

     If the participant disposes of the shares either within two years after the date the option is granted or within one year after the transfer of the shares to him or her, such disposition will be treated as a disqualifying disposition and an amount equal to the lesser of (1) the fair market value of the shares on the date of exercise minus the subscription price, or (2) the amount realized on the disposition minus the subscription price, will be taxed as ordinary income to the participant in the taxable year in which the disposition occurs. (However, in the case of gifts, sales to related parties, and certain other transactions, the full difference between the fair market value of the stock and the purchase price will be treated as compensation income). The excess, if any, of the amount realized upon disposition over the fair market value at the time of the exercise of the option will be treated as long-term capital gain if the shares have been held for more than one year following the exercise of the option. In the event of a disqualifying disposition, Nortel may withhold income taxes from the participant’s compensation with respect to the ordinary income realized by the participant as a result of the disqualifying disposition.

     The exercise of an incentive stock option may subject a participant to alternative minimum tax liability. The excess of the fair market value of the shares at the time an incentive stock option is exercised over the subscription price of the shares is included in income for purposes of the alternative minimum tax even though it is not included in taxable income for purposes of determining the regular tax liability of an employee. Consequently, a participant may be obligated to pay alternative minimum tax in the year he or she exercises an incentive stock option.

     In general, there will be no federal income tax deductions allowed to Nortel upon the grant, exercise, or termination of an incentive stock option. However, in the event a participant sells or otherwise disposes of stock received on the exercise of an incentive stock option in a disqualifying disposition, Nortel will be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income, if any, recognized by the participant upon disposition of the shares, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights

     As discussed above, Nortel may grant either stand-alone SARs or tandem SARs under the 2005 SIP. Generally, the recipient of a stand-alone SAR will not recognize any taxable income at the time the stand-alone SAR is granted.

     With respect to stand-alone SARs, if the participant receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the participant at the time that it is received. If the participant receives the appreciation inherent in the stand-alone SARs in stock, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received.

     With respect to tandem SARs, if a participant elects to surrender the underlying option in exchange for cash or stock equal to the appreciation inherent in the underlying option, the tax consequences to the participant will be the same as discussed above relating to stand-alone SARs. If the employee elects to exercise the underlying the option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the employee will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares over the subscription price.

     In general, there will be no federal income tax deduction allowed to Nortel upon the grant or termination of stand-alone SARs or tandem SARs. However, upon the payment of consideration for either a stand-alone SAR or a tandem SAR, Nortel will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the payment, provided that the deduction is not otherwise disallowed under the Code.

Stock Units

     A participant will not recognize any income upon the award of restricted stock units or performance stock units. If the applicable conditions to vesting applicable to the stock units are met and the stock units are thereby earned, a participant will recognize compensation taxable as ordinary income upon the payout of the stock units, and Nortel will be entitled to a deduction equal to the amount of cash or the then fair market value of the shares received by the participant in settlement of his or her stock units. The participant’s basis for determination of gain or loss upon the subsequent disposition of shares will be the fair market value on the date such shares are transferred to the participant.

     In general, there will be no federal income tax deduction allowed to Nortel upon the grant or termination of restricted stock units or performance stock units. However, upon the payout of consideration for either stock units, Nortel will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the payment, provided that the deduction is not otherwise disallowed under the Code.

Section 162(m)

     As described above, awards granted under the 2005 SIP may qualify as “performance-based compensation” under Section 162(m) of the Code in order to preserve federal income tax deductions by Nortel with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to one of Nortel’s five most highly compensated executive officers. To so qualify, options and other awards must be granted under the 2005 SIP by a committee consisting solely of two or more “outside directors” (as defined under Section 162 regulations) and satisfy the 2005 SIP’s limit on the total number of shares that may be awarded to any one participant during any five year period. In addition, for other awards other than options to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the “qualifying performance criteria” described under “Performance Vesting Conditions for Certain Awards Intended to Qualify as Performance-Based Compensation under Section 162(m)” above, as established and certified by a committee consisting solely of two or more “outside directors.”

New Plan Benefits

     Future awards under the 2005 SIP are not currently determinable.

Vote Required and Recommendation of the Board of Directors

     We recommend that you vote FOR the approval of the Nortel 2005 Stock Incentive Plan.

     At the meeting, the shareholders will be asked to consider and, if deemed appropriate, to adopt, with or without variation, an ordinary resolution in the form attached hereto as Schedule B approving the adoption of the Nortel 2005 Stock Incentive Plan. To be effective, the resolution must be approved by a majority of the votes cast by holders of common shares present in person, or represented by proxy, at the meeting, provided that the total votes cast on the resolution represent over 50% of the outstanding shares of Nortel carrying voting rights. If you own shares through a broker, you must instruct your broker how to vote in order for your vote to be counted at the meeting. Copies of the plan are available on our website at www.nortel.com or free of charge by writing to the Corporate Secretary at Nortel (See “Information Concerning the Company”).

     IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY, YOUR SHARES WILL BE VOTED FOR THE RESOLUTION RELATING TO THE ADOPTION OF THE NORTEL 2005 STOCK INCENTIVE PLAN UNLESS YOU SPECIFICALLY INDICATE OTHERWISE ON THE FORM OF PROXY.

STOCK OPTION PLANS

Nortel Plans

     The Nortel Networks Corporation 1986 Stock Option Plan As Amended and Restated (or 1986 Plan) and the Nortel Networks Corporation 2000 Stock Option Plan (or 2000 Plan, and with the 1986 Plan, the Plans) are currently the only compensation plans of the Company under which equity securities of the Company can be authorized for issuance from treasury.

     Options may be granted under the Plans to such key employees of the Company and its affiliates and directors of the Company as the joint leadership resources committee may from time to time determine. A maximum of 432,000,000 common share may be issued under the 1986 Plan and a maximum of 94,000,000 common shares may be issued under the 2000 Plan, representing 10.1% and 2.2%, respectively, of the Company’s issued and outstanding common shares on March 31, 2005. Additionally, as at April 15, 2005, there were 274,050,896 common shares of the Company, representing 6.4% of the Company’s issued and outstanding common shares, to be issued upon the exercise of outstanding options under the Plans, and 77,721,382 common shares, representing 1.8% of the Company’s issued and outstanding common shares, remaining available for issuance under the Plans.

     Under the terms of the Plans the maximum number of common shares of the Company reserved for issuance pursuant to stock options to any one person, whether pursuant to the Plans or otherwise, cannot exceed 5% of the number of issued and outstanding common shares. Additionally, the number of common shares of the Company reserved for issuance pursuant to stock options to any one person, whether pursuant to the Plans or otherwise, cannot exceed 100,000,000 common shares, in the case of the 1986 Plan, and 10,000,000 common shares, in the case of the 2000 Plan.

     At no time can the number of common shares of the Company reserved for issuance under the Plans or under any other share compensation arrangement result in: (i) the number of common shares reserved for issuance to insiders pursuant to stock options exceeding 10% of the number of issued and outstanding common shares; (ii) the issuance to insiders within a one-year period of a number of common shares exceeding 10% of the number of issued and outstanding common shares; or (iii) the issuance to any one insider within a one-year period of a number of common shares exceeding 5% of the number of issued and outstanding common shares.

     The joint leadership resources committee (or committee) determines the terms and conditions of each grant of stock options under the Plans, including the vesting provisions, whether the stock options will be granted with or without stock appreciation rights, the effective date of the grant, the subscription price applicable to the common shares covered by the grant, the grant of additional options upon exercise, and whether the options will be Canadian options or U.S. options (and if U.S. options, whether they will be qualified as incentive stock options pursuant to applicable United States law).

     The subscription price for a common share upon the exercise of a stock option cannot be less than the average of the high and low prices for a board lot of common shares traded on the Toronto Stock Exchange for Canadian options or the New York Stock Exchange for U.S. options on the effective date of the grant. The effective date of the grant is a date determined by the committee and cannot be a date prior to the date it decides that a grant of options shall be made. No option shall be exercisable during the 12 month period immediately following the effective date of the grant of options, except pursuant to an acceleration by the committee.

     Unless the committee decides otherwise, options granted under the Plans expire one day prior to the tenth anniversary of the effective date of their grant, and possibly earlier in the case of death, retirement or other termination. Pursuant to the terms of the Plans, in the event an option holder is terminated for cause, all options covered by any grant to such holder terminate and expire automatically. Options cannot be transferred or assigned by a participant under the Plans, other than by will or pursuant to the laws of succession.

     Stock Appreciation Rights (or SARs,) may also be granted with options under the Plans, on either a cancellation or a simultaneous basis, and are subject to the same terms and conditions as the options as to which such SARs relates. On the exercise of a SAR granted in connection with an option exercisable on a cancellation basis, the related option is cancelled. On the exercise of a SAR granted in connection with an option exercisable on a simultaneous basis, the related option is automatically exercised. In either case, the option holder shall be entitled to a payment equal to the difference between the market value of a common share on the date of exercise and the subscription price of the common share covered by such option. The committee has the sole discretion to determine the form in which payment in settlement of a SAR will be made, including settlement in common shares of the Company.

     The board of directors of the Company has the power, at any time, to amend, suspend or terminate the Plans or amend the terms of any outstanding option or SAR, provided that any approvals required under applicable law or stock exchange rules are obtained and that no such amendment, suspension or termination shall be made at any time which adversely affects the existing rights of an option holder under the Plans without his or her consent in writing. Further, with respect to any incentive stock options, the joint leadership resources committee may, after the time of the grant, amend the terms and conditions applicable to such incentive stock option in a manner that could result in the failure of such option to qualify as an “incentive stock option” for the purposes of applicable United States law without the consent of the option holder.

     If the Nortel 2005 Stock Incentive Plan (or 2005 SIP) is approved by shareholders, no new awards will be granted under the 1986 Plan and the 2000 Plan after December 31, 2005. Effective January 1, 2006, the shares available for grant under the 1986 Plan and the 2000 Plan (including shares subject to options outstanding under such plans that become available for grant as a result of the expiration or other termination of such options prior to the issuance of shares) will instead be available under the 2005 SIP. The 2005 SIP is intended to consolidate in one plan all of our equity-based incentive plans for key employees. See “Approval of the Adoption of the Nortel 2005 Stock Incentive Plan”.

Assumed Plans

     As part of the acquisition of certain businesses between 1998 and 2000, the Company assumed the stock option plans of several entities that it acquired. As a result, the exercise of stock options previously granted under these assumed plans will be satisfied through the issuance of common shares of the Company. As of March 31, 2005, there remained 20,187,576 common shares of the Company (representing 0.47% of the Company’s issued and outstanding common shares) available for issuance under stock option plans assumed by the Company in connection with the acquisitions of Alteon Websystems Inc., Architel Systems Corporation, Clarify Inc., Qtera Corporation, Sonoma Systems and Xros Inc., as well as the merger in 1998 of Bay Networks, Inc. with a wholly owned subsidiary of Nortel Networks Limited. No additional stock options have been or will be granted under these assumed plans, and as the last of the options granted under each assumed plan are exercised, terminate or expire, the assumed plan expires as well. The last of these assumed plans are expected to expire in 2010.

EQUITY COMPENSATION PLAN INFORMATION

     The tables below provide information as of December 31, 2004 and December 31, 2003, respectively, with respect to common shares of the Company that may be issued under the following equity compensation plans:

•	Nortel Networks Corporation 2000 Stock Option Plan (or 2000 Stock Option Plan); and

•	Nortel Networks Corporation 1986 Stock Option Plan As Amended and Restated (or 1986 Stock Option Plan and, collectively with the 2000 Stock Option Plan, the Stock Option Plans).

     The tables do not provide information with respect to equity compensation plans that have expired or are no longer in effect. The Company and its subsidiaries maintain other equity compensation plans that permit awards to directors, officers and other employees to be paid in common shares of the Company that are not issued from treasury but are purchased on the open market for immediate delivery to plan participants. Such plans are not dilutive to shareholders and information with respect to such plans is not required to be included in the tables.

2004

C
Number of common
shares remaining
	A		available for
	Number of common	B	future issuance
	shares to be issued	Weighted average	under equity
	upon exercise of	exercise price of	compensation plans
	outstanding	outstanding	(excluding common
	options, warrants	options, warrants	shares reflected in
Plan category	and rights	and rights	column A)
Equity compensation plans approved by shareholders (1)	278,710,155	$10.87	73,062,123
Equity compensation plans not approved by shareholders (2)	—	—	—
Total (3)	278,710,155	$10.87	73,062,123

(1)	Consists of the Stock Option Plans.

(2)	None. Except for the plans noted in footnote (3) below, all equity compensation plans involving the issuance of common shares from treasury have received shareholder approval.

(3)	This table does not include information on any options, warrants or rights outstanding under plans that have been assumed by the Company and its subsidiaries in connection with merger, consolidation or other acquisition transactions (the “Assumed Stock Option Plans”). As of December 31, 2004, 20,278,215 common shares of the Company were issuable upon the exercise of outstanding options under the Assumed Stock Option Plans. The weighted average exercise price of such outstanding options is $23.11 per common share. No additional options may be granted under the Assumed Stock Option Plans.

2003

C
Number of common
shares remaining
	A		available for
	Number of common	B	future issuance
	shares to be issued	Weighted average	under equity
	upon exercise of	exercise price of	compensation plans
	outstanding	outstanding	(excluding common
	options, warrants	options, warrants	shares reflected in
Plan category	and rights	and rights	column A)
Equity compensation plans approved by shareholders (1)	270,793,165	$11.52	87,996,421
Equity compensation plans not approved by shareholders (2)	—	—	—
Total (3)	270,793,165	$11.52	87,996,421

(1)	Consists of the Stock Option Plans.

(2)	None. Except for the plans noted in footnote (3) below, all equity compensation plans involving the issuance of common shares from treasury have received shareholder approval.

(3)	This table does not include information on any options, warrants or rights outstanding under plans that have been assumed by the Company and its subsidiaries in connection with merger, consolidation or other acquisition transactions (the “Assumed Stock Option Plans”). As of December 31, 2003, 22,109,241 common shares of the Company were issuable upon the exercise of outstanding options under the Assumed Stock Option Plans. The weighted average exercise price of such outstanding options is $25.52 per common share. No additional options may be granted under the Assumed Stock Option Plans.

SHAREHOLDER PROPOSALS

     We recommend that you vote AGAINST the approval of each of the eleven shareholder proposals set forth in Schedule C hereto.

     IF YOU PROPERLY COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY YOUR SHARES WILL BE VOTED AGAINST SHAREHOLDER PROPOSAL #1, SHAREHOLDER PROPOSAL #2, SHAREHOLDER PROPOSAL #3, SHAREHOLDER PROPOSAL #4, SHAREHOLDER PROPOSAL #5, SHAREHOLDER PROPOSAL #6, SHAREHOLDER PROPOSAL #7, SHAREHOLDER PROPOSAL #8, SHAREHOLDER PROPOSAL #9, SHAREHOLDER PROPOSAL #10 AND SHAREHOLDER PROPOSAL #11 SET FORTH IN SCHEDULE C HERETO, UNLESS YOU SPECIFICALLY INDICATE OTHERWISE ON THE FORM OF PROXY.

INFORMATION CONCERNING THE COMPANY

     You can obtain the Company’s annual reports on Form 10-K for the fiscal years ended December 31, 2003 and December 31, 2004, the Company’s 2003 and 2004 audited consolidated comparative financial statements and related management’s discussion and analysis (which contain financial information about the Company), and additional copies of this document and the plans: on the Nortel Networks Corporation website at www.nortel.com/shareholders; on the SEDAR website maintained by the Canadian securities regulators at www.sedar.com; on the EDGAR website maintained by the United States Securities and Exchange Commission at www.sec.gov; or by writing to or calling the Corporate Secretary, Nortel Networks Corporation, 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6, (905) 863-0000. This information is not incorporated by reference into this proxy circular and proxy statement.

COMMUNICATION WITH DIRECTORS

     Interested parties, including shareholders and other security holders, may communicate directly with the boards of the Company and Nortel Networks Limited, non-management directors, the chairman of the boards of the Company and Nortel Networks Limited or any other individual directors by writing care of the Corporate Secretary, Nortel Networks Corporation, 8200 Dixie Road, Suite 100, Brampton, Ontario, Canada L6T 5P6. All correspondence, with the exception of solicitations for the purchase or sale of products and services and similar types of communications, shall be forwarded to the directors to whom such correspondence is addressed. In addition, any such communication that relates to accounting, internal accounting controls or auditing matters will also be referred to the chairman of the audit committees of the Company and Nortel Networks Limited, if not already addressed to him or her.

DIRECTORS’ APPROVAL

     The contents and the sending of this proxy circular and proxy statement have been approved by the board of directors of the Company.

April 29, 2005

                    /s/ GORDON A. DAVIES

                    Gordon A. Davies
                    Corporate Secretary
                    Nortel Networks Corporation

Nortel Networks and the Nortel Networks Globemark
are trademarks of Nortel Networks Limited

EXHIBIT I

NORTEL NETWORKS CORPORATION

NORTEL NETWORKS LIMITED

STANDARDS FOR DIRECTOR INDEPENDENCE

The following standards shall be applied by the Board of Directors of the Company for determining whether a Director is “unrelated” within the meaning of the Toronto Stock Exchange corporate governance guidelines and “independent” within the meaning of the New York Stock Exchange corporate governance rules for purposes of service on the Board and its Committees, including specific additional guidelines concerning the independence standards applicable to members of the Audit Committee.

A Director will be considered to be “independent” only if the Board of Directors of the Company has affirmatively determined that the Director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company.

A Director will be considered to be “unrelated” only if the Board of Directors of the Company has affirmatively determined that the Director is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the Director’s ability to act with a view to the best interests of the Company (other than interests and relationships arising solely from the Director’s shareholdings in the Company).

Unrelated and Independent Determinations. Determinations will be made on an annual basis at the time the Board approves director nominees for inclusion in the management proxy and, if a director joins the Board between annual meetings, as soon as reasonably practical following such time. If at any time a Director notifies the Company of a change in his relationships with the Company that could impact on such Director’s status as an independent and unrelated director, the Board of Directors will make a further determination of such Director’s status in light of such change.

For purposes of these determinations, a Director will be considered not to be independent, and generally also will be considered not to be unrelated, if:

(a)	the Director is, or has been within the last three years, an employee of the Company, or has an immediate family member who is, or has been within the last three years, an executive officer of the Company; provided, however, that employment or service as an interim executive Chairman of the Board, interim Chief Executive Officer or other interim executive officer shall not disqualify a Director from being considered independent following that employment or service;

(b)	the Director, or an immediate family member of the Director, has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than Director (including chairman) and committee fees and pension or other forms of deferred compensation for prior service (so long as such pension or other deferred compensation is not contingent in any way on continued service); provided that compensation received by an immediate family member of a Director for service as an employee (other than an executive officer) and compensation received by a Director for former service as an interim executive Chairman of the Board, interim Chief Executive Officer or other interim executive officer need not be considered;

(c)	the Director, or an immediate family member of the Director, is a current partner of a firm that is the Company’s internal or external auditor; the Director is a current employee of any such firm; an immediate family member of the Director is a current employee of any such firm and such immediate family member participates in the firm’s audit, assurance or tax compliance practice (it being understood that participation in such firm’s tax planning practice need not be considered); or the Director, or an immediate family member of such Director, was within the last three years (but is no longer) a partner or employee of any such firm who personally worked on the Company’s audit within that time;

(d)	the Director, or an immediate family member of the Director, is or has been within the last three years employed as an executive officer of another entity in which any of the Company’s present executive officers at the same time serves or served on that other entity’s compensation committee;

(e)	the Director is a current employee, or an immediate family member of the Director is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (i) $1 million or (ii) two percent of such other company’s consolidated gross revenues; it being understood that, in applying this standard, the payments and consolidated gross revenues to be measured shall be those reported in such other company’s last completed fiscal year; all payments for a fiscal year in the look-back period shall be aggregated and measured against the consolidated gross revenues of such other company for the relevant fiscal year; and only the business relationship of the Company and the Director’s (or immediate family member’s) current employer needs to be considered, without regard to whether the other company employed the Director (or immediate family member) at the time the business relationship existed; or

(f)	the Company beneficially owns and has investment control over equity securities representing more than ten percent of the voting power for the election of directors of an entity that is an affiliated person of the Director or for which the Director is an executive officer.

Additional Independence Standards for Membership on the Audit Committee

In addition, in determining whether a Director who serves on the Audit Committee is also independent under the relevant rules applicable to members of the Audit Committee, such Director will not be considered to be independent for such purposes if:

(g)	the Director accepts, directly or indirectly, any consulting, advisory or other compensatory fee from the Company, other than in his or her capacity as a director (including in his or her capacity as chairman or a member of any committee of the Boards) (provided that compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service if such compensation is not contingent in any way on continued service). Indirect acceptance includes acceptance of such a fee by a spouse, minor child or step-child or other child or step-child that shares a home with the Director or by an entity in which such Director is a partner, a member, an officer such as a managing director occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non-managing members and those occupying similar positions who, in each case, have no active role in providing services to the entity) and which provides accounting, consulting, legal, investment banking or financial advisory services to the Company; or

(h)	the Director is an affiliated person of the Company.

If a Director having a relationship described in paragraph (g) or (h) is expected to be appointed to serve on the Audit Committee or if a Director who is serving on the Audit Committee acquires any such relationship while serving on the Audit Committee, an opportunity to cure the relevant circumstances shall be made available in accordance with the rules and guidelines of the New York Stock Exchange and any other applicable regulatory authority. If a current member of the Audit Committee acquires any such relationship while serving on the Audit Committee for reasons outside the Director’s control and such defect is not so cured, such Director may nevertheless remain on the Audit Committee until the earlier of the Company’s next shareholders’ meeting or one year from the occurrence of the event that causes such Director to no longer meet the requirements of paragraph (g) or (h), as the case may be.

General Rules of Application

For purposes of the determinations under (a) through (h), the following relationships need not be taken into account:

(i)	the direct or indirect beneficial ownership by a Director of equity or other securities of the Company;

(j)	where the Director has a relationship of the type described in paragraphs (b), (e) and (f) above but is not deemed not to be independent and unrelated in accordance with such paragraphs;

(k)	absent the specific application of any other independence and unrelated standard, any relationship between the Company and an entity will be deemed not relevant to a Director who is a non-management director, advisor, consultant or a retired officer of such entity unless the Board determines otherwise;

(l)	where the Director is a director (including chairman of the board) of an entity that sells products and/or services that compete with the products and/or services sold by the Company and the competitive sales of the Company are less than five percent of the revenue of the Company in the most recently completed fiscal year; and/or

(m)	contributions by the Company or the agreement by the Company to make contributions to a tax-exempt organization need not be taken into account for purposes of applying paragraph (f).

Transition Rules

With respect to independence determinations made prior to November 4, 2004, the Board of Directors will apply the independence standards listed above by referring to the prior year, as opposed to the prior three year periods referred to above. From and after November 4, 2004, the Board of Directors will apply the independence standards with reference to the full three year periods referred to above.

Definitions

For purposes of these independence standards:

“Company” means Nortel Networks Corporation (or Nortel Networks Limited, as applicable), and its subsidiaries and, if any, parents that are required under United States generally accepted accounting principles to prepare financial statements on a consolidated basis with Nortel Networks Corporation (or Nortel Networks Limited, as applicable).

“affiliated person” of the Company or a Director, as applicable, means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company or such Director; where control means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. A person will not be deemed to be in control of a specified person if the person is not the beneficial owner, directly or indirectly, of more than 10 percent of any class of voting equity securities of the specified person and is not an executive officer of the specified person. An executive officer, general partner and managing member of an affiliate, as well as a director who is also an employee of an affiliate, will also be deemed to be affiliates. Directors of Nortel Networks Corporation and Nortel Networks Limited who have no other affiliation with the corporations, other than such directorships, are deemed not to be affiliated persons by virtue of their directorships with both companies.

“executive officer” of an entity means a person serving as such entity’s president, principal financial officer (or if there is no such accounting officer, controller), vice-president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer of the entity or any of its subsidiaries performing a policy making function in respect of the entity and any other person who performs similar policy making functions for the entity.

“immediate family member” means a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than a domestic employee) who shares such person’s home.

Effective November 29, 2004

EXHIBIT II

NORTEL NETWORKS CORPORATION

AUDIT COMMITTEE MANDATE

     Reporting to the Board of Directors, the Audit Committee shall be responsible for assisting in the Board of Directors’ oversight of the reliability and integrity of the accounting principles and practices, financial statements and other financial reporting, and disclosure principles and practices followed by management of the Corporation and its subsidiaries. The Committee shall also assist the Board of Directors in its oversight of (i) the qualifications, independence and performance of the independent auditors of the Corporation, (ii) the establishment by management of an adequate system of internal controls and procedures, (iii) the effectiveness of the internal controls and procedures, and (iv) the compliance by the Corporation with legal and regulatory requirements.

     The Committee shall be composed of not less than three Directors of the Corporation, none of whom are officers or employees of the Corporation or any of its affiliates, and all of whom are “independent” as defined under the applicable requirements of all stock exchanges on which the Corporation lists its securities and of securities regulatory authorities, as adopted or amended and in force from time to time. In addition, the Committee composition, including the qualifications of its members, shall comply with the applicable requirements of stock exchanges on which the Corporation lists it securities and of securities regulatory authorities, as adopted or amended and in force from time to time. The Board of Directors will consider the appropriateness of the application of any applicable stock exchange guidelines or recommendations regarding the composition of the Committee.

     Regular meetings of the Committee may be held at such time or times as the Board of Directors, the Chairman of the Board, or the Committee Chairman may determine and special meetings of the Committee may be called by, or by the order of, the Chairman of the Board, the Committee Chairman, or any member of the Committee. In accordance with the Canada Business Corporations Act (the “Act”), the independent auditors may also call a meeting of the Committee. The independent auditors shall receive notice of every meeting of the Committee and the independent auditors are entitled to attend and participate in such meetings. The Committee shall meet periodically in executive session, without members of management present. The Committee Chairman, or an alternate Committee member, shall provide a report on each Committee meeting to the Board of Directors and minutes of Committee meetings shall be prepared and circulated to the Board of Directors. The Committee’s report to the Board of Directors shall include any issues that arise with respect to the quality or integrity of the financial statements, the compliance of the Corporation and its subsidiaries with legal or regulatory requirements, the performance and independence of the independent auditors, or the performance of the internal audit function of the Corporation and its subsidiaries.

     The Board of Directors, after consideration of the recommendation of the Committee, shall nominate the independent auditors for appointment by the shareholders of the Corporation or, if appropriate, recommend the removal by the shareholders of the then current independent auditors and replacement with new independent auditors, so recommended, all in accordance with applicable law and applicable stock exchange requirements. The independent auditors shall report directly to the Committee and are ultimately accountable to the Committee and the Board of Directors as the representatives of shareholders of the Corporation.

     In carrying out its responsibilities, the Committee shall have the following specific oversight duties:

(a)	review, at least annually, the performance of the independent auditors, and annually recommend to the Board of Directors, for approval by the shareholders, the appointment of the independent auditors of the Corporation (and, if applicable, the removal of the then current independent auditors) in accordance with the Act, and review and approve the terms of the annual audit engagement;

(b)	review, and engage in an active dialogue with the independent auditors on, the independent auditors’ written statement confirming their relationships with the Corporation and their independence from the Corporation, and either confirm to the Board of Directors that the independent auditors are independent in accordance with applicable regulations or recommend that the Board of Directors take appropriate action in response to the independent auditors’ written statement to enable the Board of Directors to satisfy itself of such independence;

(c)	discuss with management and the independent auditors the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner;

(d)	approve and, at least annually, review compliance with the hiring policies for employees and former employees of the independent auditors;

(e)	at least annually, review a report by the independent auditors describing: the audit firm’s internal quality-control procedures; any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities of the firm, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

(f)	review and pre-approve, or adopt appropriate procedures or delegations of authority to pre-approve, all audit and non-audit services to be provided by the independent auditors in accordance with the requirements of applicable law, and the requirements of stock exchanges on which the Corporation lists its securities and of securities regulatory authorities, as adopted or amended and in force from time to time, and in view of the policy adopted by the Board of Directors with respect to the provision of services by the independent auditors on April 25, 2002;

(g)	review and approve, at least annually, the overall scope of the independent auditors’ annual audit program and the internal audit annual (and, if applicable, periodic) audit program, including any special audit steps adopted in light of material control deficiencies, if any, existing from time to time;

(h)	obtain assurances from the independent auditors that their audit was conducted in a manner consistent with the applicable standards for the conduct of an audit in accordance with Canadian and United States generally accepted auditing standards;

(i)	periodically review the adequacy of internal controls established by management, including receiving reports from management of any significant deficiencies in the design or operation and/or major issues in the adequacy of internal controls and evidence of fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls and, where appropriate, make recommendations or reports thereon to the Board of Directors;

(j)	periodically review the status and findings of the independent auditors’ audit program and the internal audit program;

(k)	receive and review reports and communications from the internal auditors and the independent auditors (including as required by applicable statements of auditing standards), and review management’s response and actions taken to remedy any identified weaknesses or deficiencies identified in such reports and communications, including any audit problems or difficulties encountered in performing the audit and management’s response, and resolve disagreements between management and the independent auditors;

(l)	discuss with management, at least annually, the guidelines and policies utilized by management with respect to risk assessment and risk management and the major financial risk exposures and the steps to monitor and control such exposures;

(m)	review major issues regarding accounting principles and financial statement presentation, including any significant changes in the selection or application of accounting principles to be observed in the preparation of the accounts of the Corporation and its subsidiaries, or in their application;

(n)	review a report from the independent auditors, in connection with any audited financial statements, describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of alternative disclosures and treatments and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any management representation or other letter, internal control letter, or schedule of unadjusted differences;

(o)	review analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles on the financial statements, and the effect of regulatory or accounting initiatives, as well as off balance-sheet structures, on the financial statements of the Corporation;

(p)	review and discuss the annual and quarterly financial statements with the independent auditors and management, and, following such discussion, recommend to the Board of Directors, approval of audited annual consolidated financial statements of the Corporation and of its pension plans and such other financial statements of the Corporation required to be approved by the Board of Directors;

(q)	review and monitor practices and procedures adopted by management to assure compliance with applicable laws and the requirements of the applicable stock exchanges, including reporting, disclosure and officer certification requirements under applicable corporate and securities laws and the applicable requirements of stock exchanges on which the Corporation’s securities are listed related to financial performance and, where appropriate, make recommendations or reports thereon to the Board of Directors;

(r)	review with management for recommendation to the Joint Leadership Resources Committee, the appointment of the chief financial officer and other key financial executives involved in the financial reporting processes and procedures of the Corporation and its subsidiaries, including the Controller and the General Auditor;

(s)	review the annual performance assessment of the General Auditor completed by the Chief Financial Officer and the annual performance self-assessment completed by the General Auditor;

(t)	periodically, but not less than quarterly, (and at any time in response to a specific request by management, the independent auditors, or the internal auditor), meet separately with management, the independent auditors, and/or the General Auditor, in a manner that facilitates separate independent communication with the Committee, with respect to such matters as the effectiveness of the system of internal controls established by management, the adequacy of the financial reporting processes and procedures, the quality and integrity of the financial statements, the evaluation of the performance of the independent auditors and any other matter that may be appropriate;

(u)	periodically and not less than annually, receive and review a report on the insurance programs in place for the Corporation and its subsidiaries;

(v)	review, with the independent auditors where appropriate, public disclosure documents containing material audited or unaudited financial information, including earnings press releases, prospectuses, annual and quarterly reports on Form 10-K and Form 10-Q, financial statements, management’s discussion and analyses of financial condition and results of operations, as well as financial information and the earnings guidance provided to analysts and rating agencies generally and, where appropriate, make recommendations or reports thereon to the Board of Directors;

(w)	prepare such reports of the Committee as may be required by any applicable law or stock exchanges or other securities regulatory authorities to be included in the proxy circular and statement or any other public disclosure document of the Corporation and review the disclosure to be contained in the proxy circular and statement or any other public disclosure document of the Corporation of the services performed and the fees paid to the independent auditor;

(x)	periodically review the activities and business practices followed by senior management so as to assess compliance with appropriate corporate policies and the Code of Business Conduct and to address any deficiencies in such compliance;

(y)	discuss with the Chief Legal Officer periodically any significant legal, compliance, or regulatory matters that may have a material effect on the financial statements or the business of the Corporation or on the compliance policies of the Corporation, including material notices to or inquiries received from governmental agencies; and

(z)	establish and maintain procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and procedures for the confidential, anonymous submission by employees of concerns regarding accounting or auditing matters and receive periodic reports with respect thereto.

     In discharging its duties and responsibilities, the Committee may direct that the independent auditors or internal auditors examine or consider a specific matter or area and report to the Committee on the findings of such examination. The Committee may direct the independent auditors or internal auditors to perform supplemental reviews or audits as the Committee deems desirable. The Committee may also conduct such examinations, investigations or inquiries, and engage such special legal, accounting or other advisors on the terms and conditions, including fees, as the Committee considers appropriate, to conduct or assist in the conduct of such examinations, investigations or inquiries. The Corporation shall provide appropriate funding, as determined by the Committee, for payment of compensation and fees to the external auditors, any advisors employed or retained by the Committee and the ordinary administrative expenses of the Committee that are necessary or appropriate for the Committee to carry out its duties. The Committee may request any officer or employee of the Corporation or any of its affiliates or the legal advisors or independent auditors for the Corporation or any of its affiliates to attend a meeting of the Committee or to meet independently with any members of, or advisors to, the Committee.

     The Committee shall review and assess the adequacy of the Committee mandate annually, report to the Board of Directors on the results of such assessment, and recommend any proposed changes to the Board of Directors for approval. The Committee shall also conduct an annual evaluation of the performance by the Committee of its responsibilities in accordance with the Committee mandate, and such evaluation shall be conducted in such manner as the Committee deems appropriate. The Committee shall report the results of its performance evaluation to the Board of Directors and such report may be an oral report by the Committee Chairman or by any other member of the Committee designated by the Committee to make the report.

     While the Committee has the responsibilities and powers set forth in this mandate, it is not the duty of the Committee to plan or conduct audits, to prepare or audit financial statements, to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to design or implement an effective system of internal controls. Such matters are the responsibility of management, the internal auditors and the independent auditors, as the case may be. Nor is it the duty of the Committee to conduct investigations or to assure compliance with applicable accounting standards, laws and regulations and the Code of Business Conduct.

Effective February 26, 2004

SCHEDULE A

NORTEL STOCK PURCHASE PLANS RESOLUTION

RESOLVED that:

1.	the adoption of the Nortel Global Stock Purchase Plan, Nortel U.S. Stock Purchase Plan and Nortel Stock Purchase Plan for Members of the Nortel Networks Savings and Retirement Program, each as described in this Proxy Circular and Proxy Statement, is hereby approved; and

2.	any officer of Nortel Networks Corporation is hereby authorized to sign and deliver for and on behalf of Nortel Networks Corporation all such documents and to do all such other acts as such officer may consider necessary or desirable to give effect to the foregoing.

A - 1

SCHEDULE B

NORTEL 2005 STOCK INCENTIVE PLAN RESOLUTION

RESOLVED that:

1.	the adoption of the Nortel 2005 Stock Incentive Plan, as described in this Proxy Circular and Proxy Statement, is hereby approved; and

2.	any officer of Nortel Networks Corporation is hereby authorized to sign and deliver for and on behalf of Nortel Networks Corporation all such documents and to do all such other acts as such officer may consider necessary or desirable to give effect to the foregoing.

B - 1

SCHEDULE C

SHAREHOLDER PROPOSALS

The following eleven shareholder proposals have been submitted for consideration at the annual meeting of shareholders of the Company. As outlined below, the board of directors and management of the Company are recommending voting AGAINST each of the eleven shareholder proposals.

Mr. Sucha S. Mann, P.Eng. of 7 Sherk Crescent, Ottawa, Ontario, K2K 2L4, Canada, beneficial owner of 5,000 common shares of Nortel Networks Corporation, Mrs. Shirley L. Eriksen, 30 Knudson Drive, Ottawa, Ontario, K2K 2L6, beneficial owner of 1,055 common shares of Nortel Networks Corporation and Mr. Amrik S. Bains, 297 Abalone Place, Livermore CA 94550, registered and beneficial owner of 1,177 common shares of Nortel Networks Corporation, have jointly submitted the first four proposals. The proposals and their supporting comments are set out verbatim in italics below.

Shareholder Proposal #1: Ten Highest paid executive’s compensation should be subject to shareholders approval.

It shall henceforth be the policy of the Company for the compensation of the ten highest paid executives to be subject to shareholders approval. All compensation must be listed, including salary, bonuses, options, pension deals, extra service, special contracts, termination deals. For a new executive, the salary can be paid till the shareholders approval time, but all other compensation has to wait till approved by shareholders.

Recent events have exposed serious negative consequences when directors of publicly traded companies like Nortel Networks provide very generous increases in compensation or pension enhancement deals to senior executives while shareholders, professional and management employees have been going through financial losses. The board of directors gave a raise to a chief executive officer upon his termination time that enhanced his pension benefits. In another case, the chief financial officer was not penalized for poor performance, but was given a big raise in salary, promotion, and other employment contract benefits. If these raises and employment contract enhancements had to be approved by shareholders, then the board and the top management would have to justify the increases.

The board of directors recommends that shareholders vote AGAINST this proposal for the following reasons:

The joint leadership resources committee, which reports to the boards of directors of the Company and Nortel Networks Limited, oversees the executive compensation programs of both the Company and Nortel Networks Limited. The committee is composed solely of non-management independent directors of the Company and Nortel Networks Limited. From time to time, the committee retains independent compensation consultants to assist in the committee’s assessment of executive compensation programs. The executive compensation programs of the Company are intended to attract, motivate and retain the key talent necessary to enable the Company to be successful in the highly competitive business environment in which it operates and compensation programs are designed to competitively compensate executive officers for their individual performance and contribution to the business. The compensation awarded to, earned by, or paid to each of the top five highest paid executive officers of the Company is fully disclosed, and the committee reports to shareholders annually on executive compensation (including the compensation paid to the president and chief executive officer) in the proxy circular and proxy statements sent to shareholders in connection with the annual meetings of shareholders, all in accordance with applicable securities laws. The board of directors of the Company, which is elected annually by the shareholders, is responsible for and reports to the shareholders with respect to its oversight of executive compensation. The Company would be at a serious competitive disadvantage in its efforts to attract, motivate and retain key executive talent if the authority of the board of directors to determine executive compensation was subject to the proposed initiative or if the board of directors were unable to respond to changing circumstances or to finalize the compensation to be paid to its ten highest paid executives until after such compensation was submitted to shareholders for approval.

Shareholder Proposal #2: Senior executive’s bonuses should not be included to calculate their pensions.

Recent experience has shown that bonuses and options given to senior executives are open to misuse that can inflate pensions and salaries unjustifiably in times of poor corporate performance. For senior executives, only basic salary should be used to calculate pensions. The executive’s compensation has to be clear and transparent for all to understand, instead of being hidden.

Recent experience has shown that different rules are used to provide enhanced retirement pension benefits and secret deals to some senior executives. Pension rules in simple English for professional employees, and for senior executives should be available on the corporation’s web site for investors.

The board of directors recommends that shareholders vote AGAINST this proposal for the following reasons:

As with its other executive compensation programs, the pension arrangements for executives of the Company and Nortel Networks Limited are overseen by the joint leadership resources committee, which reports to the boards of directors of Company and Nortel Networks Limited. The committee is composed solely of non-management independent directors of the Company and Nortel Networks Limited. As part of the Company’s overall compensation programs, the executive pension arrangements are designed to be competitive to allow the Company to attract, motivate and retain the key talent necessary to enable the Company to be successful in the highly competitive business environment in which it operates. The pension plans and supplementary pension arrangements in which the five highest paid executives of the Company are entitled to participate are fully described for investors in the proxy circular and proxy statement sent to shareholders in connection with the annual meeting of shareholders, all in accordance with applicable securities laws. The proxy circular and proxy statement also contains the approximate total eligible earnings and years of credited pensionable service for each of the five highest paid executives of the Company, together with pension plan tables that show the aggregate approximate annual retirement benefits projected to become payable to eligible executive officers (including supplementary pension arrangements) based on a variety of years of service and pensionable earnings under both the Canadian and the United States non-contributory defined benefit pension plans. Compensation for defined benefit plan pension calculation purposes varies depending on the defined benefit pension plan. For example, for participants who elected in 1999 to remain in the then existing Canadian defined pension plan (Part I Formula), compensation for pension calculation purposes includes salary but not cash incentive awards. For new employees and employees who elected in 1999 to participate in the new Canadian defined benefit pension plan (Part II Formula), compensation for pension calculation purposes (and for certain defined contribution plan pension calculation purposes) includes salary and cash incentive awards for all employee participants, not just senior executive officers. In 2000, the Company closed the supplementary executive retirement plan (or SERP) with the result that only those already participating in the SERP on January 1, 2000 continue to be eligible to receive pension benefits under the SERP. For purposes of calculating the current SERP benefit, compensation includes salary and eligible cash incentive awards, however the cash incentive will not be included for a given year to the extent that such awards exceed 60% of the base salary for that calendar year. For more information, please see Executive Compensation — Retirement Plans. In years where there has been poor corporate performance and bonuses or cash incentive awards are not paid, a retiring executive’s pension calculation would be impacted accordingly. Proxy circulars and proxy statements are available for review by investors on our website at www.nortel.com and on websites maintained by securities regulators in Canada and the United States. Employees enrolled in pension plans, including executives, can access information on their retirement compensation electronically on the Company’s internal website and the human resources function is available to provide any further information that employees may require.

Shareholder Proposal #3: The list of nominees for the board of directors should have a minimum of 25% more candidates than there are spaces to fill.

Shareholders should have a true choice in selecting board members rather than just “rubber stamping” current board’s selection. This would allow shareholders an opportunity to select board members who truly represent shareholders’ interests and improve corporate governance.

The board of directors recommends that shareholders vote AGAINST this proposal for the following reasons:

The board of directors believes that it is in the best interest of shareholders that the Company has a board of directors comprised of individuals with the appropriate skills and expertise to fulfill the responsibilities of directors, and who represent the interests of all shareholders on an equal basis. Accordingly, the board of directors has appointed a committee on directors, comprised entirely of non-management directors and, effective February 26, 2004, independent directors, which is responsible for recommending the optimal size of the board of directors and candidates for election or appointment to the board of directors. The board of directors also recognizes the interest of shareholders in the nominees presented for election as directors of the Company and, for this reason, the committee on directors is also charged with the consideration of nominations of persons recommended by shareholders of the Company. In addition, the Company’s governing statute, the Canada Business Corporations Act, provides several procedures by which shareholders may propose nominations for election as directors if shareholders wish to propose their own nominees for election.

The nomination by the board of directors of more candidates for election as directors at the shareholders’ meeting than there are spaces on the board of directors is not consistent with accepted nomination practices in North America. Such a nomination process would hinder the Company in its efforts to recruit individuals with the appropriate skills and expertise to stand for election to the board of directors of the Company as it would act as a serious disincentive for potential candidates to agree to stand for election to the board of directors of the Company, as opposed to other companies, and would leave the Company at a competitive disadvantage in its recruiting efforts. In addition, in light of the requirement in the Company’s articles that, in order for a nominee to be elected as a director, at least two-thirds of the votes attaching to the common shares represented in person or by valid proxy at the shareholders’ meeting and entitled to vote for directors must be voted in the nominee’s favour, the nomination of more directors for election at the meeting than there are spaces for directors on the board of directors would split the shareholder vote at the meeting and could seriously impede the ability of shareholders to elect a full compliment of directors to the board of directors. The board of directors believes that it is in the interest of shareholders that the full number of directors be elected at the shareholders’ meeting to serve on the board of directors.

Shareholder Proposal #4: All Senior Executive Salary level should be rolled back to their salary level on January 01, 1998.

All existing senior executives at the Vice President level and above should have their salary rolled back to what their salary would have been for their present executive level on January 1998. Most of financial decisions/acquisitions made by the corporation during 1998-2002 had negative impact on the corporation’s realistic financial state. During this time, some senior executives were quick to sell shares/options at high prices. The corporation was mismanaged allowing high expenses and unrealistic salary/bonuses/options/pensions deals for executives.

The corporation has gone through extreme restructuring, major revenue/profit losses for several years. Investors and employees still lack confidence in the corporation’s board members and senior executives’ ability to manage by setting good examples.

This salary roll back exercise for the “board and the senior executive” team would set a good example, and will show they have commitments and skills to manage Nortel Networks in the new global lean business environment.

The board of directors recommends that shareholders vote AGAINST this proposal for the following reasons:

As indicated above, the joint leadership resources committee, which reports to the boards of directors of the Company and Nortel Networks Limited, oversees the executive compensation programs of both the Company and Nortel Networks Limited. The committee is composed solely of non-management independent and unrelated directors of the Company and Nortel Networks Limited. From time to time, the committee retains independent compensation consultants to assist in the committee’s assessment of executive compensation programs. The Company’s compensation philosophy is to competitively compensate executive officers for total performance and contribution. Consistent with that philosophy and competitive market practice, as an executive officer’s scope of responsibility increases, a greater percentage of the individual’s total compensation is “at risk”, dependent on achieving financial and other corporate and individual performance factors. Short term incentives (cash bonuses) and long term incentives (restricted stock units and stock options) align executive compensation with the performance of the business and the interests of shareholders. For example, short term incentives were not paid for 2004 under the Company’s incentive plan, reflecting performance compared to corporate performance objectives and the overall performance of the business in 2004. Further details regarding the Company’s compensation philosophy and objectives may be found under “Report on 2004 and 2003 Executive Compensation” in this proxy circular and proxy statement. The board of directors believes that the Company’s executive compensation programs effectively reflect business and individual performance. The shareholder proposal is contrary to the interests of shareholders as it would seriously damage the Company’s ability to retain executive talent and would expose the Company to legal liability in favour of the executives who would be affected by such actions.

Dr. Edward Napke MD of 124 Amberwood Crescent, Ottawa, Ontario, K2H 7H8, beneficial owner of 11,000 common shares of Nortel Networks Corporation, Mr. Arthur Beaubien, 6 Danby Court, Nepean, Ontario, K2R 1C9, beneficial owner of 2,000 common shares of Nortel Networks Corporation and Mr. Surinder S. Singh, 39 Biscayne Crs, Nepean, Ontario, K2E 5R9, beneficial owner of 2,000 common shares of Nortel Networks Corporation, have jointly submitted the following seven proposals. The proposals and their supporting comments are set out verbatim in italics below.

Shareholder Proposal #5: Nortel shall take all legal action and any other appropriate action to get back (refunded to the corporation) all bonuses and salary increases given to all senior executives (present and former) from 1998 to the end of 2004.

These bonuses and salary increases were based on cooked up financial books. Most of the decisions made by Nortel’s senior executive team and the board have been a disaster for our shareholders as well as for Nortel’s rank and file employees.

Shareholder Proposal #6: Nortel will take legal and any other appropriate action to make sure all senior executives’ (past and present) bonuses and salary increases received from the corporation from 1998 to the end of 2004 are excluded from their pension calculation. During this time, only basic salary at the end of 1997 will be used for pension calculation.

These bonuses and salary increases were based on cooked up financial books to the detriment of shareholders’ interest. Most of the decisions made by Nortel’s senior executive team and the board during this time have been a disaster for the corporation.

The board of directors recommends that shareholders vote AGAINST proposals #5 and #6 for the following reasons:

In connection with the restatement of our financial statements for certain periods, our audit committee initiated an independent review of the facts and circumstances leading to such restatement to gain a full understanding of the events that caused significant excess liabilities being carried on our balance sheet that needed to be restated. A summary of the findings and of recommended remedial measures of the independent review is available to shareholders in our 2003 Annual Report which can be obtained on our web site at www.nortel.com or by contacting the Corporate Secretary (See “Information Concerning the Company”). The audit committee has further determined to review the facts and circumstances leading to the restatement of our revenue for specified identified transactions.

It was determined, in connection with the independent review, that certain accounting practices relating to the recording and release of provisions that were endorsed by former members of our corporate and finance management were not in compliance with United States generally accepted accounting principles. As a result, in 2004, the audit committee recommended and the board of directors approved the termination for cause of each of our then president and chief executive officer, chief financial officer and controller and seven additional senior finance employees who had significant responsibilities for financial reporting. We have also demanded recovery of, and/or commenced legal actions to recover, certain bonus payments and other bonus awards made to such individuals and, where applicable and where permitted under applicable law, their pension benefits have been recalculated to include base salary only for 2003. The details of these matters are more fully described in this proxy statement and proxy circular under the heading “Executive Compensation”.

As a matter of corporate leadership and integrity, 12 members of our core executive leadership team have volunteered to pay to Nortel over a three year period an amount equal to their entire 2003 Return to Profitability bonus (net of any taxes deducted at source), aggregating the equivalent of approximately U.S.$8.6 million. While none of these executives was found to have been directly involved in the inappropriate accounting conduct identified in the independent review, these members of our core executive team share our board’s deep disappointment in these actions and events and are determined to make clear to Nortel employees, investors and others that such activities are unacceptable to them. See “Voluntary Undertaking: Return to Profitability Bonus Program and 2003 Restricted Stock Unit Program”.

Our board has a responsibility to act in the best interests of Nortel and its shareholders. We believe that we have taken appropriate action in respect of the executives who were identified in the course of the independent review to have endorsed improper accounting practices. The voluntary undertakings made by members of our executive team demonstrate the commitment and dedication of our senior management to the success of Nortel. However, our executives must be compensated competitively and be motivated for the future to carry out our business strategies. The shareholder proposal is contrary to the interests of shareholders as it would seriously damage our ability to retain executive talent and could expose us to the risk of legal liability in favour of the executives who would be affected by such actions. In our view, initiating legal action at this time to recover salary increases or bonuses from members of our senior management or to attempt to reduce their pension entitlements is neither an appropriate nor responsible use of Nortel’s funds and management resources.

Shareholder Proposal #7: Nortel will take legal and any other appropriate action to get back all compensation and perks paid to board of directors (former and present) from 1998 to the end of 2004.

Nortel has been poorly managed and the board of directors during this time contributed to this mismanagement.

The board of directors recommends that shareholders vote AGAINST this proposal for the following reasons:

In connection with the restatement of our financial statements for certain periods, our audit committee initiated an independent review of the facts and circumstances leading to such restatement to gain a full understanding of the events that caused significant excess liabilities being carried on our balance sheet that needed to be restated. A summary of the findings and recommended remedial measures of the independent review is available to shareholders in our 2003 Annual Report which can be obtained on our web site at www.nortel.com or by contacting the Corporate Secretary (See “Information Concerning the Company”). The independent review determined that neither the audit committee nor the board of directors was made aware of certain accounting improprieties endorsed or carried out by certain senior officers of the Company.

Shareholder Proposal #8: All Senior Executives, all employees, and all board of directors of the corporation will only be paid economy class for all business travel.

The corporation needs to take stringent measures to recover from financial disaster. The senior executive team and the board members should lead the way by examples to show that they can minimize business expenses on travel, hotels, and meals.

The board of directors recommends that shareholders vote AGAINST this proposal for the following reasons:

Pursuant to the Canada Business Corporations Act, directors, who are annually elected by the shareholders, are responsible for appointing our officers and delegating to them the responsibility of managing Nortel’s business and affairs. It is the responsibility of our officers to manage our day to day operations, including ensuring that cost containment measures are implemented in accordance with our work plan. To have shareholders require or approve by resolution at annual meetings individual cost containments measures would not only be unwieldy, but hamper the effective management of the Company.

As part of our announced strategic plan, we are committed to a work plan involving, among other things, cost containment. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Business Overview — Our strategic plan and outlook” in our 2003 Annual Report. For example, as a matter of policy, all employees who travel by air on Nortel business are required to select the lowest practical cost airfare (of the applicable fare class) available from Nortel’s travel suppliers at the time of booking. Except in limited specified circumstances, all Nortel employees are required to fly in economy class.

Shareholder Proposal #9: Shareholders of the corporation in attendance at the Annual General Meeting (AGM) will be allowed to elect two additional directors, in addition to the slate of candidates proposed by the existing board of director’s nominating committee.

Our corporation needs to empower ordinary shareholders attending the AGM and have real say in selecting some board members. The existing structure does not allow ordinary shareholders to have any real say in selecting board members, other than rubber-stamping the existing boards’ selection. The two additional directors will be nominated from the floor (not by any existing board member) at the AGM. The proxy statement should explain this new aspect.

The board of directors recommends that shareholders vote AGAINST this proposal for the following reasons:

The Canada Business Corporations Act, our governing corporate statute, does not permit proxy holders to vote proxies in favour of the election of directors who have been nominated from the floor where bona fide nominees for these positions have not been named in the proxy form, a circular, or a shareholder proposal. As described under the heading “Election of Directors” in this proxy statement and proxy circular, in order for a nominee to be elected as director, our articles provide that at least two-thirds of the votes attaching to the shares represented in person or by valid proxy at the meeting and entitled to vote for directors must be voted in the nominee’s favour. Typically, the holders of a vast majority of the votes cast at our meetings are represented by proxy holders. The shareholder proposal, if adopted, would result in all those shareholders who had submitted proxies for the meeting being precluded from voting on the election of directors nominated from the floor. Further, given that a majority of our shareholders do not generally attend our meetings in person, the requirement that our directors must be elected by not less than two-thirds of the votes represented at a meeting would mean that a floor nominee in the circumstances contemplated by the proposal could never be elected. The shareholder proposal is entirely impractical and would not achieve the proposers’ objectives in any event.

As set out in this proxy statement and proxy circular under the heading “Election of Directors”, shareholders who wish to have our committee on directors consider the nomination of any person for director at the 2006 annual meeting of shareholders should write to our Corporate Secretary at 8200 Dixie Road, Suite 100, Brampton, Ontario, L6T 5P6. In addition, the Canadian Business Corporations Act provides several procedures by which shareholders may propose nominations for election as directors if shareholders wish to propose their own nominees for election.

We believe that our existing process for evaluating potential board candidates, including those proposed by shareholders, is the most effective way to present shareholders with nominees possessing the necessary skills and expertise to best serve the interests of our shareholders. Our committee on directors is responsible for the on-going review and recommendation of candidates for appointment or election to the board of directors. We have a strong commitment to effective corporate governance and believe that our current nominating process ensures that highly qualified individuals serve on our board. Among other things, our board governance guidelines include a description of director qualification standards, require that a majority of directors be “independent” and ‘unrelated” as defined under applicable legal and stock exchange requirements, limit the number of management directors and require annual evaluation of the effectiveness of our boards and their committees.

In identifying candidates for election or appointment to our board, recognizing the benefits of diversity, our committee on directors seeks to select candidates who by virtue of their differing skills, areas of expertise, professional and personal backgrounds, industry knowledge, geographic location, and geographic or industry contacts, are best able to contribute to the direction of Nortel’s business and affairs. The interplay of a candidate’s skills, expertise, experience and personality with the skills, expertise, experience and personality of other directors on our board, and the extent to which an individual would be a desirable addition to our board by contributing to a board that is effective, collegial and responsive to our needs is also considered. Along with a broad range of experience (particularly with respect to organizations of similar size and complexity), business acumen, and sound judgment, our directors are also expected to possess integrity and a strong character and reputation, and to be committed to Nortel’s business plans and building shareholder value for all shareholders over the long term. In identifying possible director nominees, the committee considers suggestions from committee members, other directors, senior management, shareholders and other interested parties in anticipation of director elections and other potential board vacancies. The committee has the authority to retain director search firms, as well as other advisors, to assist it in the identification and evaluation of possible director nominees. A director search firm was retained by the committee in 2004 to assist in the identification and evaluation of possible director nominees.

Our governance guidelines and the mandate for our committee on directors may be accessed by shareholders at www.nortel.com.

Shareholder Proposal #10: The corporation shall take legal and any other appropriate action to get back all auditing fees paid to external auditors from 1998 to the end of 2004. In the future, auditor’s fees will be made known and approved by shareholders at the AGM.

As seen for the last several years, our auditors and our audit committee failed to do their job, which contributed to financial mismanagement. The corporation is spending significant expenses to re-do accounting from 1998 to the end of 2004. The corporation should recover these re-accounting expenses from the appropriate auditors who were already paid to do the auditing during 1998 to the end of 2004.

The board of directors recommends that shareholders vote AGAINST this proposal for the following reasons:

It is the responsibility of our audit committee, among other things, to assist the board of directors in its oversight of the performance of the auditors of the Company. See the description of the audit committee’s mandate included as Exhibit II to this proxy statement and circular. The audit committee is composed entirely of “unrelated” and “independent” directors as defined in the Toronto Stock Exchange corporate governance guidelines and in the New York Stock Exchange corporate governance listing standards, respectively.

In connection with the restatement of certain of our financial statements for certain periods, the audit committee initiated an independent review of the facts and circumstances leading to such restatement to gain a full understanding of the events that caused significant excess liabilities being carried on our balance sheet that needed to be restated. A summary of the findings and of recommended remedial measures of the independent review is available to shareholders in our 2003 Annual Report which can be obtained on our website at www.nortel.com or by contacting the Corporate Secretary (See “Information Concerning the Company”). The audit committee recommended, and the board of directors approved, the adoption of each of the recommendations made in the independent review. The audit committee has further determined to review the facts and circumstances leading to the restatement of Nortel’s revenue for specified identified transactions. The board believes that it is taking appropriate steps to address the restatement of certain of our financial statements.

To demand, or initiate legal action for, a refund of audit fees could compromise the independence of our auditors and, as a result, have an adverse impact on our ability to continue the engagement of our auditors in accordance with applicable securities laws.

Shareholders annually appoint the auditors of the Company. The audit committee, comprised of members of the board of directors who in accordance with the Canada Business Corporations Act, are annually elected by the shareholders, fix the remuneration of the auditors. Remuneration paid to our auditors is disclosed annually in our proxy statement and proxy circular. See “Auditors Independence — Audit Fees”. Among other things, it is the responsibility of the audit committee to review annually the performance of the auditors and the terms of their engagement. In accordance with applicable laws and the requirements of stock exchanges and securities regulatory authorities, the audit committees of the Company and Nortel Networks Limited pre-approve all audit and non-audit services to be provided by the auditors. The audit committee is in the best position to determine the amount and appropriateness of audit fees. To require audit fees to be annually approved by shareholders is not consistent with public company practice. Nortel is a multi-national organization carrying on business in many countries with complex financial operations. Not only is it impractical to estimate or cap in advance the costs of auditing our financial statements, the uncertainty of whether adequate or appropriate fees will be payable to auditors pending shareholder approval would seriously hamper the ability of the Company to retain auditors with the appropriate skills and resources necessary to audit our financial statements.

Shareholder Proposal #11: Nortel should send a letter to the regulatory agencies (OSC in Canada, and SEC in USA) to tell them what are the kind of information they should have been looking for corporations in order to protect our shareholders of publicly traded companies.

It is obvious that OSC and SEC were asleep for a long period of time, failed to do their job in detecting monkey business at the corporation. This letter may help regulatory agencies to re-train their staff for detecting major scam before it is too late to protect shareholders. Nortel should also report to the next AGM the role the various stock brokers played in this sad affair which has harmed so many.

The board of directors recommends that shareholders vote AGAINST this proposal for the following reasons:

As disclosed in our Management’s Discussion and Analysis of Financial Condition and Results of Operations under the heading “Regulatory actions and pending litigation” in our 2003 Annual Report, we are currently subject to a number of regulatory investigations in both Canada and the United States. We are actively engaged on a regular basis with such regulatory authorities and continue to fully cooperate with, and respond to requests for information from, such regulators. In our view, the shareholder proposal is inappropriate. Not only would it require us to expend resources on matters that are not related to the operation of our business, we believe that it would also not be appropriate for us to suggest to securities regulators how to conduct their investigations.

Withdrawn Shareholder Proposal

Mr. Mann, Mrs. Eriksen and Mr. Bains also jointly submitted a fifth shareholder proposal requiring that “draft minutes of shareholders’ meetings be made available on the Company’s website within 30 days after a shareholders’ meeting”. In the past the Company has followed a practice of finalizing shareholders’ meeting minutes and making them available for review by shareholders at the next meeting of shareholders. The shareholders withdrew their proposal in light of the Company’s undertaking to post shareholders’ meeting minutes on the Company’s website within 60 days following a shareholders’ meeting.

Shareholders are also able to access a replay of the most recent shareholders’ meeting on the Company’s website at www.nortel.com.

YOU ARE A REGISTERED SHAREHOLDER FOR THESE SHARES
Computershare Trust Company of Canada 9th Floor, 100 University Avenue Toronto Ontario M5J 2Y1 Telephone 1-800-834-9814 514-982-7555 Facsimile 416-263-9524 1-866-249-7775 Nortel@computershare.com

Security Class

Holder Account Number

Please print in ink inside the area as shown in this example.

Form of Proxy – Annual Meeting of Shareholders of Nortel Networks Corporation

This proxy is solicited by the board of directors and the management of Nortel Networks Corporation for use at the Annual Meeting of Shareholders to be held at the Toronto Congress Center, Halls A, B and C, 650 Dixon Road, Toronto, Ontario on Wednesday June 29, 2005, at 10:00 a.m. (local time), or any postponements or adjournments of the meeting.

Notes to Proxy
1.	You may appoint a different person or company (with appropriate documentation), who need not be a shareholder, to attend and act on your behalf at the Annual Meeting of Shareholders of Nortel Networks Corporation. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). The common shares represented by this form of proxy may be voted or withheld/abstained from voting in the discretion of the proxyholder with respect to amendments or variations to the matters identified in the notice of meeting and with respect to other matters that may properly be brought before the meeting.

2.	If the common shares represented by this form of proxy are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered owners should sign this form of proxy. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this form of proxy with signing capacity stated.

3.	This form of proxy should be signed in the exact manner as the name appears above.

4.	If this form of proxy is not dated, it will be deemed to bear the date on which it was mailed to you.

5.	The common shares represented by this form of proxy will be voted or withheld/abstained from voting as you direct; however, if you do not direct your vote in respect of any matter, this form of proxy will be voted as recommended by management in respect of such matter.

VOTE USING THE INTERNET OR BY FACSIMILE 24 HOURS A DAY, 7 DAYS A WEEK!
Voting by mail or by facsimile are the only voting methods for common shares held in the name of a corporation or common shares being voted on behalf of another individual.
Voting by mail, by facsimile or by Internet are the only voting methods by which a holder may appoint a person as proxy other than the nominees named on the reverse of this form of proxy.
View Documents Electronically. You can enrol to view future shareholder communications electronically after you vote using the Internet. Even if you don’t vote online, you can still enrol by following the instructions below.

• •	Go to either of following websites: www.nortel.com/shareholders, or, www.computershare.com/nortelproxy. Enter your Holder Account Number and Access Number and follow the instructions on the screen.	•	You can enrol to receive future securityholder communications electronically, after you vote using the Internet. If you do not vote online, you can still enrol by visiting www.nortel.com/shareholders, or by going directly to www.computershare.com (click “Investors” and then “Electronic Shareholder Communications”).	• • •	Complete, sign and date the reverse hereof. Fax to 1-866-249-7775 for calls within Canada and the U.S. There is NO CHARGE for this call. Fax to 416-263-9524 for calls outside Canada and the U.S.

If you choose to vote using the Internet or by facsimile, do not mail back this form of proxy.

HOLDER ACCOUNT NUMBER		ACCESS NUMBER

Your proxy must be received by 10:00 a.m., Eastern Daylight Saving Time, on Tuesday, June 28, 2005

THANK YOU

+	+

This Form of Proxy is solicited by and on behalf of the board of directors and management.

Appointment of Proxy

I/We being shareholder(s) of Nortel Networks Corporation hereby appoint: Lynton R. Wilson, or failing him William A. Owens, or failing him Gordon A. Davies	OR	Print the name of the person you are appointing as your proxyholder if this person is someone other than Lynton R. Wilson, William A. Owens or Gordon A. Davies.

as my/our proxy with full power of substitution and to vote or withhold/abstain from voting in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and in his/her discretion on all other matters that may come before the Annual Meeting of Shareholders of Nortel Networks Corporation.

1. Election of Directors – The board of directors recommends that you vote FOR the following nominees proposed by management:

		Withhold /			Withhold /			Withhold /			Withhold /
	For	Abstain		For	Abstain		For	Abstain		For	Abstain

01. Jalynn H. Bennett	☐	☐	04. John E. Cleghorn	☐	☐	07. John A. MacNaughton	☐	☐	10. Ronald W. Osborne	☐	☐
02. Dr. Manfred Bischoff	☐	☐	05. The Hon. James B. Hunt, Jr.	☐	☐	08. The Hon. John P. Manley	☐	☐	11. William A. Owens	☐	☐
03. Robert E. Brown	☐	☐	06. Robert A. Ingram	☐	☐	09. Richard D. McCormick	☐	☐	12. Harry J. Pearce	☐	☐

Withhold /
2. Appointment of Independent Auditors	For	Abstain

The board of directors recommends that you vote FOR the appointment of Deloitte & Touche LLP as independent auditors.	☐	☐

Withhold /
3. Nortel Stock Purchase Plans	For	Against	Abstain

The board of directors recommends that you vote FOR the adoption of the Nortel U.S. Stock Purchase Plan, the Nortel Global Stock Purchase Plan, and the Nortel Stock Purchase Plan for Members of the Nortel Savings and Retirement Program.
	☐	☐	☐

Withhold /
4. Nortel 2005 Stock Incentive Plan	For	Against	Abstain

The board of directors recommends that you vote FOR the adoption of the Nortel 2005 Stock Incentive Plan.	☐	☐	☐

Shareholder Proposals — The board of directors recommends that you vote AGAINST each of the Shareholder Proposals set out in Schedule C to the Proxy Circular and Proxy Statement.

			Withhold /				Withhold /
	For	Against	Abstain		For	Against	Abstain

5. Shareholder Proposal No. 1	☐	☐	☐	11. Shareholder Proposal No. 7	☐	☐	☐

6. Shareholder Proposal No. 2	☐	☐	☐	12. Shareholder Proposal No. 8	☐	☐	☐

7. Shareholder Proposal No. 3	☐	☐	☐	13. Shareholder Proposal No. 9	☐	☐	☐

8. Shareholder Proposal No. 4	☐	☐	☐	14. Shareholder Proposal No. 10	☐	☐	☐

9. Shareholder Proposal No. 5	☐	☐	☐	15. Shareholder Proposal No. 11	☐	☐	☐

10. Shareholder Proposal No. 6	☐	☐	☐

Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any form of proxy previously given with respect to the meeting. If no voting preferences are indicated above, this form of proxy will be voted as recommended by management.

Date – Day Month Year

Mark this box if you plan on attending the meeting.	☐

■	N T E Q	+

NORTEL GLOBAL STOCK PURCHASE PLAN

SECTION 1

DEFINITIONS

     In this Plan, the following words and expressions shall have the meanings set out below:

     “Applicable Stock Exchange” means, with respect to Members on Canadian payroll, the TSX, and, with respect to all other Members, the NYSE or if the shares are not then actively traded on the TSX and/or NYSE, such other stock exchanges or over-the-counter trading markets on which the Shares are actively traded.

     “Average Sale Price” means the volume-weighted average of the actual prices at which Plan Shares are sold under the Plan on the relevant trading day calculated in accordance with Section 9.4.

     “CBA” means collective bargaining agreement.

     “Change in Control” shall have the meaning ascribed to such term in Schedule A hereto or as the Company may otherwise determine.

     “Collective Agreement Condition” means, in respect of any individual subject to a CBA, either: (i) in respect of a Canadian-resident individual, that individual may only participate in the Plan if the applicable CBA specifically provides for such participation; or (ii) in respect of any other individual, that individual may only be excluded from participation in the Plan if the applicable CBA specifically provides for such exclusion.

     “Committee” means the joint leadership resources committee of Nortel and the Company or such other committee or joint committee as may be designated by the board of directors of Nortel, or if applicable, the Company, from time to time.

     “Company” means Nortel Networks Limited, a Canadian corporation, and its successors and assigns.

     “Custodian Agreement” means any agreement or agreements executed by the Company and any Plan Custodian, as in effect from time to time.

     “Effective Date” with respect to an Eligible Employee means the date the Plan is implemented by the Employer of such Eligible Employee, subject to the satisfaction of all securities, regulatory or other relevant legal requirements in any jurisdiction in which the Plan is to be effective.

     “Eligible Earnings” of a Member means the Member’s base salary as determined by the Member’s Employer in accordance with its regular practices in effect from time to time, including compensation received by the Member during any periods of short-term disability or other paid leaves of absence granted under a program sponsored by an Employer (but excluding long-term disability benefit payments), bonuses paid under the Nortel Networks Limited SUCCESS Incentive Plan, actual sales compensation awarded, overtime, and off-shift differential payments, and other compensation as may be designated by the Company from time to time.

     “Eligible Employee” means an employee who, on or after the Effective Date, is not an “Ineligible Individual” and who meets the Collective Agreement Condition (where applicable). Notwithstanding any other provision of the Plan, an individual who would otherwise be an Eligible Employee shall not be permitted to acquire any Plan Shares where that individual’s holdings of Shares represents, or, upon the purchase of Plan Shares, would represent five (5%) percent or more of the total combined voting power or value of all classes of stock of the Employer, its parent corporation or any subsidiary corporation of the Employer or the Company.

     “Employee Contributions” means amounts contributed by a Member in accordance with Section 4.1 for the purchase of Plan Shares under the Plan.

     “Employer” means the Company or any direct or indirect subsidiary of Nortel or the Company, or any other company which is determined by the joint leadership resources committee of Nortel and the Company to be subject to this Plan and which elects to participate in the Plan.

     “Employer Payments” means, in respect of an Offering Period, the amount calculated by multiplying the Purchase Amount by 0.15.

     “Entry Date” means the first day of each Offering Period.

     “Fair Market Value” means the purchase price of the Plan Shares on the Applicable Stock Exchange on the date same are purchased.

     “Ineligible Individual” means an independent contractor or any employee of an Employer who is: (i) an employee whose customary employment is for not more than five (5) months of work for an Employer in any calendar year unless otherwise required under applicable law, (ii) an employee who has elected to receive a salary and benefit package that does not provide for participation in the Plan, (iii) an employee who has the option and chooses to participate in any other matching savings/stock plan in lieu of this Plan.

     “Member” means a person who is or was an Eligible Employee, who has elected to participate in the Plan and who makes contributions to the Plan pursuant to Section 4.1 or for whom the Plan Custodian maintains a Member’s Account.

     “Member’s Account” means the account held in the name of each Member by the Plan Custodian recording Plan Shares purchased on behalf of such Member under the Plan and shares purchased on behalf of such Member under another stock purchase plan maintained by an Employer that are transferred to this Plan.

     “Nortel” means Nortel Networks Corporation, a Canadian corporation, and its successors and assigns.

     “NYSE” means the New York Stock Exchange.

     “Offering Period” means the period beginning on the first day of each calendar quarter and ending on the last day of each calendar quarter.

     “Plan” means the Nortel Global Stock Purchase Plan, as set forth herein and as it may be amended and in effect from time to time.

     “Plan Custodian” means such trust company or companies and/or other corporations as the Company may from time to time appoint to act as custodian or trustee for purposes of the Plan.

     “Plan Shares” means the 45,000,000 Shares available for purchase under the Plan less the aggregate number of Shares purchased during the term of the Plan under the Nortel Global Stock Purchase Plan for members of the Savings and Retirement Program and under the Nortel U.S. Stock Purchase Plan, which Shares shall have the same rights and privileges.

     “Purchase Amount” means, in respect of an Offering Period, the amount calculated by dividing the Employee Contributions by 0.85.

     “Shares” means the common shares of the Company.

     “TSX” means the Toronto Stock Exchange.

SECTION 2

ESTABLISHMENT OF THE PLAN

2.1	Purpose

The Plan has been adopted to facilitate the acquisition and retention of Plan Shares by Eligible Employees of the Company and other Employers.

SECTION 3

PARTICIPATION AND ENROLLMENT

3.1	Participation in the Plan

An Eligible Employee may elect to participate in the Plan by properly completing and filing an enrollment form and such other forms of authorization and designation as may be specified by the Company from time to time. Subject to Section 9.2, in respect of a given Offering Period, the Employee Contributions of an Eligible Employee for such period shall be used for the purchase of Plan Shares only if the Eligible Employee continues his or her employment with an Employer during the three-month period preceding the date on which the Plan Shares are purchased.

3.2	Entry Date

Each Employer shall permit its Eligible Employees to participate in the Plan as of the Entry Date next following the date on which an Eligible Employee timely completes and files their enrollment form as specified in Section 3.1 (which shall be no later than ten calendar days before the applicable Entry Date). An Eligible Employee’s election to participate in the Plan shall remain effective with respect to subsequent Offering Periods unless otherwise modified or revoked in accordance with Sections 4.2 or 4.3.

SECTION 4

CONTRIBUTIONS TO THE PLAN

4.1	Employee Contributions

Subject to Section 5.3, a Member may make Employee Contributions to the Plan through payroll deduction (for each pay period) (or in such other manner as may be specified by the Company) in amounts equal to any whole percentage of Eligible Earnings, subject to a minimum of one percent (1%) and a maximum of ten percent (10%) of Eligible Earnings. Members shall not be permitted to make contributions to the Plan otherwise than as set forth above, except as determined by the Company in its sole discretion.

4.2	Variation of Contribution Levels

Employee Contributions may be varied by a Member as of the beginning of any Offering Period (or such other times as may be specified by the Company), provided the Member notifies the Member’s Employer and/or the Plan Custodian (as may be determined and required by the Employer) in such form and with such advance notice as may be specified by the Company (which shall not be later than ten calendar days before the beginning of such Offering Period).

4.3	Cessation of Contributions

A Member may cease to make Employee Contributions at any time during an Offering Period, provided the Member notifies the Member’s Employer and/or the Plan Custodian (as may be determined and required by the Employer) in such form and with such advance notice as may be specified by the Employer. In such event, payroll deductions will cease as soon as administratively practicable. Such Member may elect to resume contributions to the Plan at the beginning of any subsequent Offering Period, provided the Member provides proper notification in such form and with such advance notice as may be specified by the Company (which shall not be later than ten calendar days before the beginning of such Offering Period). Except in the event that contributions cease due to circumstances set forth in Section 9.2, any Employee Contributions made by such Member prior to the cessation of contributions shall not be returned to the Member, but shall be used to purchase Shares at the end of the Offering Period in accordance with the terms of the Plan.

4.4	Leaves of Absence

Subject to Sections 4.2 and 4.3, a Member shall continue to make Employee Contributions during any leave of absence for which the Member receives Eligible Earnings (including, without limitation, a short-term disability leave). Any Member on a leave of absence who is not receiving Eligible Earnings may not continue participation in the Plan. Any such Member shall not be eligible to resume participation in the Plan until the Offering Period next following such Member’s return from leave of absence. Any Employee Contributions made prior to the date such Member’s participation ceases shall not be returned to the Member, but shall be used to purchase Plan Shares at the end of the Offering Period in accordance with the terms of the Plan.

4.5	Remittance of Employee Contributions and Employer Payments

Each Employer shall arrange for the remittance of all Employee Contributions of Eligible Employees of such Employer and related Employer Payments for an Offering Period to the Plan Custodian at the end of such Offering Period and otherwise within the time specified by the Plan Custodian. Employee Contributions and Employer Payments shall be remitted in such mode as is determined by the Company and the Plan Custodian.

4.6	Currency Conversion

All currencies transferred to the Plan Custodian for the purchase of Shares on the Applicable Stock Exchange, or for any other purpose necessary to give effect to this Plan, shall be converted (at the Company’s accounting rate of exchange as of the date determined by the Company within its sole discretion) to such currency as may be determined necessary.

SECTION 5

SHARE PURCHASE

5.1	Purchase of Plan Shares

Purchases of Plan Shares shall be made at Fair Market Value on the last trading day on the Applicable Stock Exchange of each Offering Period, or as soon thereafter as administratively practicable. The Plan Share purchases shall be made by the Plan Custodian. The Plan Shares shall be purchased by the Plan Custodian on the Applicable Stock Exchange in whole Shares. The purchase of the Plan Shares may be subject to price and delivery terms to which the Plan Custodian agrees, and neither the Company nor the Committee have the authority or power to direct the Plan Custodian with respect to the price or delivery terms upon which Plan Shares are purchased. The purchased Plan Shares will be held in the name of the Plan Custodian. All Plan Shares purchased or received by the Plan Custodian and any fractional amounts shall be allocated to Members’ Accounts in accordance with Section 7.

5.2	Interest Income

Any interest or other income earned on Employee Contributions or Employer Payments prior to the payment for Plan Shares purchased in accordance with this Section 5 shall be applied to meet Plan expenses in accordance with Section 10.5 and shall not be allocated or otherwise payable to any Member’s Account or Member.

5.3	US$25,000 Limit

The maximum number of Plan Shares a Member may purchase for each calendar year shall be such number of Plan Shares as has a Fair Market Value (determined at the time of purchase) equal to US$25,000.

SECTION 6

DIVIDENDS

6.1	Application of Dividends

In the event Nortel pays a dividend to holders of Shares, the net amount of such dividend attributable to Plan Shares allocated to Members’ Accounts shall be applied to purchase additional Plan Shares on the Applicable Stock Exchange as soon as practicable after the receipt of such dividend by the Plan Custodian. The net amount of the dividend that is available for the purchase of Plan Shares shall be determined after deducting from the gross amount of the dividend such amount of applicable taxes as are required to be withheld in accordance with applicable laws.

SECTION 7

SHARE ALLOCATION

7.1	Allocation of Plan Shares

Plan Shares acquired with Employee Contributions and Employer Payments made during the Offering Period will be allocated to and held for the benefit of Members in their respective Members’ Accounts. The number of whole and fractional Plan Shares allocated to a Member’s Account for an Offering Period shall equal in respect of each purchase (as necessary) the Purchase Amount divided by the Fair Market Value. Notwithstanding that a record shall be kept of fractional Plan Shares, no fractional Plan Shares shall be purchased or held by the Custodian or otherwise transferred, disposed of or dealt with other than for such record keeping purposes.

7.2	Dividends

All Plan Shares acquired with the net amount of any cash dividends shall be allocated to each Member’s Account pro rata, based upon the ratio (as of the record date for the applicable dividend) of the number of Plan Shares allocated to each such Member’s Account to the total number of Plan Shares allocated to all Members’ Accounts. Share dividends shall be allocated in the same manner based upon the Plan Shares allocated to a Member’s Account as of the record date of such dividend.

7.3	Maintenance of Records

The Plan Custodian will maintain records of the Members’ Accounts held in the name of each Member and all transactions with respect to such Members’ Accounts.

SECTION 8

VESTING OF PLAN SHARES

8.1	Employee Contributions and Employer Payments

Plan Shares purchased under the Plan shall vest in the Member immediately upon the allocation of such Plan Shares by the Plan Custodian to such Member’s Account.

SECTION 9

WITHDRAWAL OF PLAN SHARES

9.1	Voluntary Withdrawals

Subject to the requirements of Sections 9.6 and 9.9, a Member may, on giving notice and instructions to the Plan Custodian in accordance with applicable Plan rules, withdraw all or a portion of the Plan Shares held in the Member’s Account at any time. The Plan Custodian shall complete the withdrawal as soon as is practicable following receipt of such notice and instructions by the Plan Custodian from a Member (or the beneficiary or legal representative of a deceased Member).

9.2	Change in Member Status

A Member’s Plan Shares recorded in the Member’s Account shall be distributed to the Member (or, in the case of the death of the Member, to the beneficiary of the deceased Member designated in the manner specified by the Company or, in the absence of such designation, to such Member’s legal representative), in accordance with the provisions of Section 9.3, following the occurrence of any of the following:

(a)	the retirement or death of the Member; or

(b)	the cessation of active employment of the Member with an Employer in circumstances where the Member is not immediately re-employed by the Employer or another Employer;

and each Member’s active participation in the Plan shall terminate immediately following such occurrence.

Notice of the retirement, death or cessation of active employment of any Member shall be provided to the Plan Custodian by the Employer as soon as practicable following the event. Upon receiving such notice, all Employee Contributions which have not been used to purchase Plan Shares shall be returned to the Member or paid to the Member’s designated beneficiary, without interest; provided, however, that the Plan Custodian may purchase Plan Shares for such Member’s benefit to the extent the return of Employee Contributions is determined by the Company, in its sole discretion, to be administratively impractical. A Member whose participation in the Plan has terminated in accordance with this Section 9.2 may again become eligible to participate in the Plan if, at the time, such Member re-qualifies as an Eligible Employee and re-enrolls in the Plan and otherwise complies with the provisions of this Plan.

In the event a Member dies having designated no beneficiary, distributions hereunder shall be made to such Member’s legal representative, and any such payment shall serve to relieve the Company, Employer, Plan and Committee from any further liability hereunder.

9.3	Payment Options

If a Member elects or is required to make a withdrawal from the Member’s Account(s) under Section 9.1 or Section 9.2, respectively, the Member (or such Member’s beneficiary or legal representative) shall elect:

(a)	to receive a number of whole Plan Shares represented by share certificates (up to the maximum whole number of Plan Shares recorded in such Member’s Account) plus, if the Member elects or is required to withdraw all of the Plan Shares in such Member’s Account, a cash payment equal to the value of any fraction of a Plan Share, if any, recorded in such Member’s Account, after deduction of selling costs; or

(b)	to transfer record ownership of all whole Plan Shares recorded in such Member’s Account to a broker of the Member’s choice plus, if the Member elects or is required to withdraw all of the Plan Shares in such Member’s Account, a cash payment equal to the value of any fraction of a Plan Share, if any, recorded in such Member’s Account, after deduction of selling costs; or

(c)	to have a number of whole Plan Shares (up to the maximum whole number of Plan Shares recorded in such Member’s Account) sold by the Plan Custodian and to receive the net proceeds thereof, together with, if all Plan Shares in such Member’s Account are being withdrawn, a cash payment equal to the value of any fraction of a Plan Share, if any, in such Member’s Account after deduction for selling costs and such amount of applicable taxes as are required to be withheld.

If the Member (or the beneficiary or legal representative of the Member) fails to instruct the Plan Custodian as to the desired method of payment within ninety (90) days following any of the events described in Section 9.2, the Plan Custodian may, in its sole discretion, at any time after such ninety (90) day period, effect such withdrawal by causing the relevant Plan Shares to be sold and remitting the net proceeds to the Member or the beneficiary or legal representative of the Member, as the case may be, to the last known address as shown on the records of the Employer.

9.4	Sale of Plan Shares

The Plan Custodian shall sell that number of whole Plan Shares on the Applicable Stock Exchange as soon as is practicable following receipt of instructions by the Plan Custodian from a Member (or the beneficiary or legal representative of a deceased Member). The amount payable to a Member for such sales shall equal the Average Sale Price for the Plan Shares sold on such Member’s behalf, calculated based upon the total Plan Shares sold on the Applicable Stock Exchange on behalf of all Plan Members on the relevant trading day. All costs of any sale or transfer of Plan Shares shall be borne by the Member, by either withholding a number of Plan Shares sufficient to cover such costs and expenses, or by deducting such amounts from the proceeds of a sale of Plan Shares under the Plan.

9.5	Cash Payments

To the extent permitted under the applicable law, all cash payments will be made by cheque or wire transfer (at the Eligible Employee’s election) and shall be mailed directly to the Member or such Member’s beneficiary or legal representative at their last known address or sent by wire transfer to a financial institution designated by such Member or such Member’s beneficiary or legal representative. Cash payments shall be made to Canadian-resident Members in Canadian Dollars and to all other Members, in such currency as is deemed appropriate by the Company.

9.6	Compliance With Applicable Laws and Company Policy

All aspects of the Plan shall be managed in accordance with, and be subject to compliance with and determinations made under, all applicable federal, state, provincial and local law, and corporate policy (to the extent not inconsistent with applicable laws). Plan Shares shall not be offered, purchased, allocated, transferred, delivered or sold under the Plan to the extent such action would constitute a violation of any applicable federal, state, provincial or local securities laws or other law or regulations. Plan Shares may not be offered or sold under the Plan or transferred by any Member unless (i) a registration statement under the Securities Act of 1933, as amended, with respect to the Plan Shares is in effect at the relevant time or, in the opinion of legal counsel to the Company, an exemption from the registration requirements of said Act is available with respect to such offer, sale or transfer of Plan Shares and (ii) such offer, sale or transfer of Plan Shares complies with all applicable state securities laws. The inability of Nortel to obtain any approval, exemption or other clearance from any regulatory body having the jurisdiction or the authority, if any, deemed by Nortel or the Company to be necessary to the lawful offer, purchase, allocation, transfer, delivery or sale of any Plan Shares under the Plan shall relieve Nortel and the Company of any liability in respect of the failure to offer, purchase, allocate, transfer, deliver or sell Plan Shares under the Plan and neither Nortel nor the Company shall be obligated to seek any such approval, exemption or other clearance. As a condition to a Member’s participation in the Plan or of allocation of Plan Shares to a Member’s Account, the Company may require the Member to provide such documentation or other evidence and to make such representations or warranties as it may deem necessary or appropriate to satisfy any qualifications that may be necessary or appropriate, or to comply with, any applicable law or regulation.

9.7	Rights As A Shareholder and Employee

A Member shall have no rights as a shareholder by virtue of the Member’s participation in the Plan until the date of the allocation of Plan Shares to such Member’s Account. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such allocation.

9.8	Legends

Nortel may at any time place legends or other identifying symbols referencing any applicable federal, state, provincial or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing Plan Shares allocated under the Plan. The Member shall, at the request of the Company, promptly present to the Company any and all Share certificates representing Plan Shares acquired pursuant to the Plan in the possession of the Member in order to carry out the provisions of this Section 9.8.

9.9	Holding Periods

The Committee shall have the sole and absolute discretion to impose hold period(s) on Plan Shares restricting, for a specified period of time, a Member’s right to transfer or otherwise dispose of Plan Shares. Any such hold period on Plan Shares may only be imposed by the Company if Eligible Employees have been given notice of the hold period prior to the commencement of the Offering Period for the Plan Shares that will be subject to such hold period.

SECTION 10

ADMINISTRATION

10.1	Administration and Delegation

The Plan shall be administered by the Committee on behalf of the Company, with all references to any Company actions or authority of any kind being effected and administered on the Company’s behalf by the Committee. The Committee may, in its discretion, delegate such of its power, rights and duties under the Plan, in whole or in part, to such committee, person or persons as it may determine.

The Committee shall have the full and complete authority to interpret the Plan, to prescribe such rules and regulations and to make such other determinations as it deems necessary or desirable for the administration for the Plan. The Committee may from time to time, subject to the terms of the Plan, delegate to officers or employees of the Company or to third parties, the whole or any part of the administration of the Plan and shall determine the scope and terms and conditions of such delegation, including the authority to prescribe rules and regulations. Any interpretation, rule, regulation or determination made or other act of the Committee shall be final and binding on the Members and their beneficiaries and legal representatives, the Company and its shareholders.

10.2	Appointment of Plan Custodian

The Company shall appoint (and by their participation in the Plan, Members authorize the Company to appoint) one or more Plan Custodians to perform such functions as may be specified in the Custodian Agreement(s). Any reference in the Plan to the purchase or sale of Plan Shares by the Plan Custodian shall be read to include the purchase or sale of Plan Shares effected through such broker(s) or agent(s) as may be appointed by the Plan Custodian.

10.3	Rules and Procedures

The Company, and any Employer with the consent of the Company, may from time to time adopt rules and procedures in respect of the administration of the Plan, provided that all such rules and procedures shall be consistent with the provisions of the Plan. Such rules and procedures may vary for different Eligible Employees and Members. The rules and procedures shall be binding on all Eligible Employees and Members in respect of whom such rules and procedures are applicable. Any such rules and procedures shall be promulgated and administered consistent with the applicable rules and other requirements of the Stock Exchange on which the Plan Shares are purchased pursuant to the Plan.

10.4	Limitation of Liability

No member of the board of directors of Nortel or the Company or the Committee shall be liable for any action (or failure to act) or determination done (or not done) made in good faith in respect of or pursuant to the Plan. To the full extent permitted by law, the Company shall indemnify and save harmless each member of the board of directors the Company or the Committee (acting in that capacity) with respect to any actual or threatened action or proceeding arising with respect to the adoption or operation of the Plan.

10.5	Expenses

All costs directly related to the sale, transfer or delivery of Plan Shares shall be borne by the Members. All other administration costs related to the Plan, including the cost of acquiring Plan Shares under the Plan, compensation or fees of the Plan Custodian, consultants, actuaries, accountants, local counsel, and other service providers will be paid by the Employers, save to the extent such costs are met out of any interest income earned by the Plan as contemplated in Section 5.2.

10.6	Member Statements

Each Member will receive a statement (electronically or by mail as determined by the Company) as of the end of each calendar quarter (or such other times as may be determined by the Company), which statement shall contain such information in respect of Member’s Account as the Company may determine from time to time.

10.7	Shareholder Communications and Notices

The Plan Custodian shall furnish or cause to be furnished such information to each Member as may be directed by the Company for the purpose of providing reports and other documents to be sent by Nortel or the Company to shareholders.

Where a notice is to be given by the Company, Nortel or the Plan Custodian to Members or Eligible Employees, it shall be given in writing and delivered personally, electronically or by mail.

Notices or other instructions given by an Eligible Employee or a Member to an Employer or the Plan Custodian shall be in such form as is prescribed by the Company and the Plan Custodian from time to time.

10.8	Voting Rights

The Plan Custodian shall furnish or cause to be furnished to each Member who has Plan Shares allocated to such Member’s Account a copy of all notices sent to shareholders in respect of shareholder meetings at which the Plan Shares are entitled to be voted and shall request from each such Member instructions as to the voting at such meeting of the aggregate number of the Member’s whole Plan Shares on the record date of such meeting. If the Member furnishes such instructions to the Plan Custodian on a timely basis, the Plan Custodian shall vote such number of whole Plan Shares in accordance with the instructions of the Member. If the Member fails to furnish timely instructions to the Plan Custodian, the Plan Custodian shall not vote the Member’s Plan Shares. The Plan Custodian shall not vote any fractional Plan Shares allocated to Members’ Accounts.

10.9	Withholdings

The Company or a relevant Employer shall be permitted to withhold from any payment to or for the benefit of a Member, including withholding against the amount, if any, included in income of a Member, all amounts required to be withheld under applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or any other source deductions.

10.10	Transferability

Except as otherwise indicated herein, and except with respect to Plan Shares previously allocated to such Member’s Account, the rights or interests of a Member under the Plan shall not be assignable or transferable. Plan Shares may be purchased only on behalf of a Member and only during the Member’s lifetime.

10.11	Alteration or Substitution of Plan Shares

In the event that:

(a)	a dividend shall be declared upon the Plan Shares payable in Shares (other than a dividend that may be paid in cash or in Shares at the option of the shareholder);

(b)	the outstanding Plan Shares shall be changed into or exchanged for a different number or kind of shares or other securities of Nortel or of another corporation, whether through an arrangement, plan of arrangement, amalgamation or other similar statutory procedure, or a share recapitalization, subdivision or consolidation;

(c)	there shall be any change, other than those specified in paragraphs (a) and (b) of this Section 10.11, in the number or kind of outstanding Shares or of any Shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged; or

(d)	there shall be a distribution of assets or shares to shareholders of Nortel out of the ordinary course of business;

then adjustments shall be made with respect to the Plan Shares credited to Members’ Accounts pursuant to the Plan to the extent of any adjustment that is otherwise applicable to shareholders of Nortel generally. If any event described under subsection (b) or (c) above occurs, the board of directors of the Company may substitute for each Plan Share credited to a Member’s Account pursuant to the Plan the number and kind of shares or other securities into which outstanding Plan Shares are so changed or for which outstanding Plan Shares are so exchanged. Following any adjustment under this Section 10.11, all references to “Shares” under the Plan will be deemed to refer to the Shares as so adjusted or such other securities into which the Shares have been changed or for which the Shares have been exchanged, as applicable.

10.12	Effect Of Change In Control or Alteration or Substitution of Shares On Purchase Rights

In the event of a Change in Control, the surviving continuing successor, purchasing corporation, or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may assume the Company’s rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company’s rights and obligations under the Plan, then the board of directors of the Company may (i) accelerate the end of the then-current Offering Period to a date before the date of the Change in Control specified by the board of directors of the Company, or (ii) return all previously deducted Employee Contributions that have not been applied to the purchase of Shares, without interest.

SECTION 11

AMENDMENT AND TERMINATION OF THE PLAN

11.1	Amendment

The board of directors of the Company may, in its absolute discretion, at any time and from time to time, amend the Plan or any provision thereof without prior notice to or consent of Members or any other person. The Committee may also amend the Plan at any time or from time to time, provided that any such amendment will not materially increase the liability of the Company or any Employer under the Plan. Any amendment of the Plan made pursuant to this Section may be made for such reasons as the board of directors of the Company, or the Committee, deems appropriate.

11.2	Termination

The board of directors of the Company may, in its absolute discretion, terminate the Plan at any time. Upon termination of the Plan, all Plan Shares held by the Plan Custodian and any cash balances remaining in Members’ Accounts shall be distributed to the relevant Members. No further Employee Contributions or Employer Payments to the Plan shall thereafter be made.

11.3	Withdrawal of Employer

Any Employer may withdraw from the Plan at any time upon written notice to the Company. If an Employer withdraws from the Plan, all Plan Shares held by the Plan Custodian and any cash balances remaining in the Members’ Accounts held for the benefit of Members who are employees of the Employer shall be distributed in accordance with the terms of Section 9. Any Employee Contributions not yet used to purchase shares under the Plan shall be returned to such Employees, without interest.

SECTION 12

GENERAL PROVISIONS

12.1	No Additional Rights to Employment

(a)	The opportunity to participate in this Plan at any time does not form a part of any person’s contract of employment, nor does the existence of a contract of employment between any person and any Employer give such person any right or entitlement to participate in the Plan or any expectation that an opportunity to participate in the Plan will be offered to the Member subject to any conditions or at all.

(b)	The rights and obligations of a Member under the terms of his or her contract of employment with any Employer shall not be affected by participation in the Plan.

(c)	The opportunity to acquire Plan Shares pursuant to the Plan shall not afford a Member or any Eligible Employee any rights or additional rights to compensation or damages in consequence of the loss or termination of the Member’s office or employment with any Employer for any reason whatsoever.

(d)	A Member shall not be entitled to any compensation for damages for any loss or potential loss that he or she may suffer by reason of being or becoming unable to acquire Plan Shares under the Plan as a consequence of the loss or termination of his or her employment with any Employer for any reason (including, without limitation, any breach of contract by the Member’s Employer) or in any other circumstances whatsoever.

12.2	Liability

Neither Nortel, the Company nor any Employer shall be liable for:

(a)	the performance of Shares on any stock exchange at or during any period of time;

(b)	changes in the local currency value of Plan Shares resulting from fluctuations in currency exchange rates;

(c)	income taxes or social security contributions payable in respect of Employer Payments or Employee Contributions, except in the case of an Employer to the extent that (i) the Employer is required by law to withhold any such amounts either from a Member’s Eligible Earnings or from payments under the Plan, or (ii) the Employer (but not the Employee) is liable for such payment under applicable law;

(d)	the release of any information regarding any Member by the Company, any other direct or indirect subsidiary or affiliate of the Company, or the Plan Custodian, in the course of administering the Plan; or

(e)	any consequential or other similar damages arising out of or related to a purchase of Plan Shares under the terms of the Plan.

12.3	Member’s Agreement to be Bound by Plan Terms

Participation in the Plan by any Member shall be construed as acceptance by the Member of the terms and conditions of the Plan and all rules and procedures adopted hereunder, and as the Member’s agreement to be bound thereby.

12.4	Effect of Mistake

In the event of a mistake regarding eligibility or participation of an employee of any Employer in the Plan, errors in payroll deductions, or the amount of Plan Shares allocated to a Member, to the extent possible, an appropriate adjustment shall be made to rectify the mistake.

12.5	Indemnification

By electing to participate in the Plan, a Member agrees to indemnify:

(a)	the Member’s Employer; and

(b)	the Plan Custodian and any other person who is or becomes liable to account for tax, social security contributions, or any other regulatory or statutory contributions on behalf of that Member;

against any amount of, or representing, tax, social security contributions or any other regulatory or statutory contributions for which the Employer (or such other person) is liable to account in respect or in consequence of the payment of Employer Payments, or the purchase or sale of any Plan Shares for the benefit of such Member, and which (as between the Member and the Employer or such other person) is the liability of the Member but which the Employer or such other person cannot otherwise lawfully recover from the Member (whether by way of deduction from payroll or otherwise).

The Plan Custodian shall have the right to withhold Plan Shares held in a Member’s Account until the Member has agreed to such arrangements for giving effect to such indemnity (which, if appropriate may include an authority by the Member to his or her Employer to deduct and withhold such amount from any future wages, salary or other payment to the Member).

12.6	Assignment, Exemption from Seizure and Bankruptcy

Except as may otherwise be specifically provided by any applicable law, no right of a Member under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt by anyone to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, and any Plan Shares or money to which any person is entitled under the Plan are exempt from execution, seizure and attachment.

If, notwithstanding the foregoing, a Member is deprived by applicable law of interests in Plan Shares or ceases to retain beneficial interest in the Plan Shares, then all rights under the Plan will cease forthwith, no further Plan Shares will be allocated under the Plan to that Member, and any Employee Contributions which have not been used to purchase Plan Shares under the Plan shall be returned to such Member, without interest.

12.7	Physical, Mental or Legal Incapacity of the Member

If any payment is to be made under the Plan to a minor or other person who is physically, mentally or legally incompetent, the Plan Custodian shall pay the same to the parent or guardian or such other person having legal custody of, or being the legally appointed representative of, such person, to be applied by such parent, guardian, person having legal custody or legally appointed representative for the benefit of such person, without the Plan Custodian being further liable to see to the application thereof and so that any such payment shall be a complete discharge of any liability under the Plan and of any Employer therefor.

12.8	Governing Law and Captions

The Plan shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Captions or titles set forth in this Plan are for convenience only and shall not serve as the basis for interpretation or construction of the Plan.

12.9	Stock Exchange Rules

Notwithstanding any terms of the Plan to the contrary, the Plan shall be subject to and limited by the rules, policies and other requirements of the Applicable Stock Exchange, in addition to the limitations referenced in Section 9.6 hereof.

SECTION 13

EFFECTIVE DATE AND TERM

13.1	Effective Date

The Plan shall become effective on the first day of the next calendar quarter following both (i) approval by the shareholders of Nortel at a meeting of shareholders of Nortel or any adjournment thereof, which meeting or any adjournment thereof shall occur within 12 months before or after the date the Plan is adopted by the board of directors of Nortel; and (ii) approval by the board of directors of the Company at board meetings or by written consents (in accordance with applicable provisions of the corporate articles, by-laws, and applicable laws prescribing the method and degree of director approval). Any amendments to the Plan shall become effective upon their adoption by the board of directors of Nortel, subject to approval by the shareholders of Nortel at the next meeting of shareholders of Nortel or any adjournment thereof, if required, in accordance with applicable provisions of the corporate articles, bylaws, applicable laws or the rules of the New York Stock Exchange and otherwise. If the shareholders of Nortel do not approve the Plan, or any amendments to the Plan requiring shareholder approval, the Plan or such amendments, as the case may be, shall not be effective.

13.2	Term

The Plan shall terminate on the date determined by the board of directors of the Company pursuant to Section 11.2 hereof and no purchase of Plan Shares pursuant to Section 5 hereof may be made under the Plan after the date of termination, but such termination shall not affect any purchases pursuant to the Plan prior to such termination. In no event may Plan Shares be purchased under the Plan after September 30, 2015.

SCHEDULE A

CHANGE IN CONTROL

1. Events Constituting Change in Control - For the purposes of this Plan, the term “Change in Control” means the occurrence of any of the following:

(a)	any Person or group acquires beneficial ownership of securities of Nortel representing more than 20% of the outstanding securities entitled to vote in the election of directors of Nortel (collectively, the “Voting Shares”) other than in connection with a Permitted Business Combination;

(b)	the consummation of a merger, amalgamation, business combination, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of Nortel or any liquidation or dissolution of Nortel, including by way of plan of arrangement (a “Business Combination”) unless, in any such case:

(i)	such Business Combination involves solely Nortel, and one and more affiliated entities; or

(ii)	following completion of all steps involved in the transaction or transactions pursuant to which the Business Combination is effected:

(A)	Persons who were the beneficial owners, respectively, of the outstanding common shares of Nortel immediately prior to such Business Combination beneficially own, directly or indirectly, by reason of such prior ownership of common shares, more than 50% of the then-outstanding voting shares of (x) the entity resulting from such Business Combination (the “Resulting Entity”) or (y) the Person that ultimately controls the Resulting Entity, whether directly or indirectly (the “Ultimate Parent”); and

(B)	at least a majority of the members of the board of directors of the Person resulting from such Business Combination (or the Ultimate Parent) were members of the board of directors of Nortel (the “Nortel Board”) at the earlier of the time of the execution of the initial agreement providing for, or the action of the Nortel Board approving, such Business Combination;

(c)	the persons who were directors of Nortel on the date hereof (the “Incumbent Directors”) cease (for any reason other than death or disability) to constitute at least a majority of the Nortel Board; provided, that, any person who was not a director on the date hereof shall be deemed to be an Incumbent Director if such person was elected or appointed to the Nortel Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualify as Incumbent Directors either actually or by operation of this proviso, unless such election, appointment, recommendation or approval was the result of any actual or publicly threatened proxy contest for the election of directors; or

(d)	any other event which the Nortel Board determines in good faith could reasonably be expected to give rise to a Change in Control resulting from situations such as:

(i)	any Person acquiring a significant interest in Nortel; or

(ii)	the election of any Person to the Nortel Board in circumstances in which management has not solicited proxies in respect of such election.

2. Definitions - In addition to the definitions set out in Section 1 of the Plan, for the purposes of this Schedule A:

(a)	“beneficial ownership” means ownership at law or in equity and, for the purposes of this Plan, includes “beneficial ownership” as interpreted in accordance with Subsections 1(5) and (6) and Section 90 of the Securities Act (Ontario) as in force as of July 26, 2001 (the “OSA”);

(b)	“control” or “controls” means, with respect to any Person, the direct or indirect ownership of voting securities of such Person that carry with them in the aggregate more than 50% of the votes for the election of directors of such Person;

(c)	“group” means a Person and one or more other Persons who are acting jointly or in concert with such Person and, for the purposes of this Plan, “acting jointly or in concert” shall be interpreted in accordance with Subsection 91(1) of the OSA;

(d)	“Permitted Business Combination” means a Business Combination described in Paragraph 1(b)(i) or 1(b)(ii) above; and

(e)	“Person” includes any individual, legal or personal representative, corporation, company, partnership, syndicate, unincorporated association, trust, trustee, government body, regulatory authority or other entity, howsoever designated or constituted.

NORTEL STOCK PURCHASE PLAN

FOR MEMBERS OF THE

SAVINGS AND RETIREMENT PROGRAM

SECTION 1

DEFINITIONS

     In this Plan, the following words and expressions shall have the meanings set out below:

     “Average Sale Price” means the volume-weighted average of the actual prices at which Plan Shares are sold under the Plan on the relevant trading day calculated in accordance with Section 9.4.

     “Change in Control” shall have the meaning ascribed to such term in Schedule A hereto or as Nortel may otherwise determine.

     “Committee” means the joint leadership resources committee of Nortel and the Company or such other committee or joint committee as may be designated by the board of directors of Nortel or, if applicable, the Company, from time to time.

     “Company” means Nortel Networks Limited, a Canadian corporation, and its successors and assigns.

     “Continuous Service” means the period of continuous employment of an individual, as determined by the Employer.

     “Custodian Agreement” means any agreement or agreements executed by the Company and any Plan Custodian, as in effect from time to time.

     “Effective Date” with respect to an Eligible Employee means the date the Plan is implemented by the Employer of such Eligible Employee, subject to the satisfaction of all securities, regulatory or other relevant legal requirements in any jurisdiction in which the Plan is to be effective.

     “Eligible Earnings” of a Member means the Member’s base salary as determined by the Member’s Employer in accordance with its regular practices in effect from time to time, including compensation received by the Member during any periods of short-term disability or other paid leaves of absence granted under a program sponsored by an Employer (but excluding long-term disability benefit payments), overtime, and off-shift differential payments, and other compensation as may be designated by the Company from time to time.

     “Eligible Employee” means any regular employee of an Employer who is actively employed on or after the Effective Date and who is subject to a collective bargaining agreement where coverage under this Plan has been established, is not an “Ineligible Individual” and who is a Pension Plan Eligible Employee.

     “Employee Contributions” means amounts contributed by a Member in accordance with Section 4.1 for the purchase of Plan Shares under the Plan.

     “Employer” means the Company or any direct or indirect subsidiary of Nortel or the Company, or any other company which is determined by the joint leadership resources committee of Nortel and the Company to be subject to this Plan and which elects to participate in the Plan.

     “Employer Payments” means, in respect of an Offering Period, the amount calculated by multiplying the Purchase Amount by 0.15.

     “Entry Date” means the first day of each Offering Period.

     “Fair Market Value” means the purchase price of the Plan Shares on the Stock Exchange on the date same are purchased.

     “Ineligible Individual” means an independent contractor or non-payroll worker or any employee of an Employer who is: (i) an employee who has elected to receive a salary and benefit package that does not provide for participation in the Plan, and (ii) an employee who has the option and chooses to participate in any other matching savings/stock plan in lieu of this Plan.

     “Member” means a person who is or was an Eligible Employee, who has elected to participate in the Plan and who makes contributions to the Plan pursuant to Section 4.1 or for whom the Plan Custodian maintains a Member’s Account.

     “Member’s Account” means the account held in the name of each Member by the Plan Custodian recording Plan Shares purchased on behalf of such Member under the Plan and shares purchased on behalf of such Member under another stock purchase plan maintained by an Employer that are transferred to this Plan.

     “Nortel” means Nortel Networks Corporation, a Canadian corporation, and its successors and assigns.

     “Offering Period” means the period beginning on the first day of each calendar quarter and ending on the last day of each calendar quarter.

     “Pension Plan Eligible Employee” means, except as may otherwise be determined by Nortel from time to time, an employee who meets the requirements for participation under the Nortel Networks Limited Savings and Retirement Program, Pension Program II.

     “Plan” means the Nortel Stock Purchase Plan for members of the Savings and Retirement Program, as set forth herein and as it may be amended and in effect from time to time.

     “Plan Custodian” means such trust company or companies and/or other corporations as the Company may from time to time appoint to act as custodian or trustee for purposes of the Plan.

     “Plan Shares” means the 45,000,000 Shares available for purchase under the Plan less the aggregate number of Shares purchased during the term of the Plan under the Nortel Global

Stock Purchase Plan and under the Nortel U.S. Stock Purchase Plan, which Shares shall have the same rights and privileges.

     “Purchase Amount” means, in respect of an Offering Period, the amount calculated by dividing the Employee Contributions by 0.85.

     “Shares” means the common shares of Nortel.

     “Stock Exchange” means the Toronto Stock Exchange or, if at the relevant time the Shares are not then actively traded on the Toronto Stock Exchange, such other stock exchange or over-the-counter trading market on which the Shares are actively traded.

SECTION 2

ESTABLISHMENT OF THE PLAN

2.1	Purpose

The Plan has been adopted to facilitate the acquisition and retention of Plan Shares by Eligible Employees of the Company and other Employers.

SECTION 3

PARTICIPATION AND ENROLLMENT

3.1	Participation in the Plan

An Eligible Employee may elect to participate in the Plan by properly completing and filing an enrollment form and such other forms of authorization and designation as may be specified by the Company from time to time. Subject to Section 9.2, in respect of a given Offering Period, the Employee Contributions of an Eligible Employee for such period shall be used for the purchase of Plan Shares only if the Eligible Employee continues his or her employment with an Employer during the three-month period preceding the date on which the Plan Shares are purchased.

3.2	Entry Date

Each Employer shall permit its Eligible Employees to participate in the Plan as of the Entry Date next following the date on which an Eligible Employee timely completes and files their enrollment form as specified in Section 3.1 (which shall be no later than ten calendar days before the applicable Entry Date). An Eligible Employee’s election to participate in the Plan shall remain effective with respect to subsequent Offering Periods unless otherwise modified or revoked in accordance with Sections 4.2 or 4.3.

SECTION 4

CONTRIBUTIONS TO THE PLAN

4.1	Employee Contributions

Subject to Section 5.3, a Member may make Employee Contributions to the Plan through payroll deduction (for each pay period) (or in such other manner as may be specified by the Company) in amounts equal to any whole percentage of Eligible Earnings, subject to a minimum of one percent (1%) and a maximum of ten percent (10%) of Eligible Earnings. Members shall not be permitted to make contributions to the Plan otherwise than as set forth above, except as determined by the Company in its sole discretion.

4.2	Variation of Contribution Levels

Employee Contributions may be varied by a Member as of the beginning of any Offering Period (or such other times as may be specified by the Company), provided the Member notifies the Member’s Employer and/or the Plan Custodian (as may be determined and required by the Employer) in such form and with such advance notice as may be specified by the Company (which shall not be later than ten calendar days before the beginning of such Offering Period).

4.3	Cessation of Contributions

A Member may cease to make Employee Contributions at any time during an Offering Period, provided the Member notifies the Member’s Employer and/or the Plan Custodian (as may be determined and required by the Employer) in such form and with such advance notice as may be specified by the Employer. In such event, payroll deductions will cease as soon as administratively practicable. Such Member may elect to resume contributions to the Plan at the beginning of any subsequent Offering Period, provided the Member provides proper notification in such form and with such advance notice as may be specified by the Company (which shall not be later than ten calendar days before the beginning of such Offering Period). Except in the event that contributions cease due to circumstances set forth in Section 9.2, any Employee Contributions made by such Member prior to the cessation of contributions shall not be returned to the Member, but shall be used to purchase Shares at the end of the Offering Period in accordance with the terms of the Plan.

4.4	Leaves of Absence

Subject to Sections 4.2 and 4.3, a Member shall continue to make Employee Contributions during any leave of absence for which the Member receives Eligible Earnings (including, without limitation, a short-term disability leave). Any Member on a leave of absence who is not receiving Eligible Earnings may not continue participation in the Plan. Any such Member shall not be eligible to resume participation in the Plan until the Offering Period next following such Member’s return from leave of absence. Any Employee Contributions made prior to the date such Member’s participation ceases shall not be returned to the Member, but shall be used to purchase Plan Shares at the end of the Offering Period in accordance with the terms of the Plan.

4.5	Remittance of Employee Contributions and Employer Payments

Each Employer shall arrange for the remittance of all Employee Contributions of Eligible Employees of such Employer and related Employer Payments for an Offering Period to the Plan Custodian at the end of such Offering Period and otherwise within the time specified by the Plan Custodian. Employee Contributions and Employer Payments shall be remitted in such mode as is determined by the Company and the Plan Custodian.

SECTION 5

SHARE PURCHASE

5.1	Purchase of Plan Shares

Purchases of Plan Shares shall be made at Fair Market Value on the last trading day on the Stock Exchange of each Offering Period, or as soon thereafter as administratively practicable. The Plan Share purchases shall be made by the Plan Custodian. The Plan Shares shall be purchased by the Plan Custodian on the Stock Exchange in whole Shares. The purchase of the Plan Shares may be subject to price and delivery terms to which the Plan Custodian agrees, and neither the Company nor the Committee have the authority or power to direct the Plan Custodian with respect to the price or delivery terms upon which Plan Shares are purchased. The purchased Plan Shares will be held in the name of the Plan Custodian. All Plan Shares purchased or received by the Plan Custodian and any fractional amounts shall be allocated to Members’ Accounts in accordance with Section 7.

5.2	Interest Income

Any interest or other income earned on Employee Contributions or Employer Payments prior to the payment for Plan Shares purchased in accordance with this Section 5 shall be applied to meet Plan expenses in accordance with Section 10.5 and shall not be allocated or otherwise payable to any Member’s Account or Member.

5.3	US$25,000 Limit

The maximum number of Plan Shares a Member may purchase for each calendar year shall be such number of Plan Shares as has a Fair Market Value (determined at the time of purchase) equal to US$25,000.

SECTION 6

DIVIDENDS

6.1	Application of Dividends

In the event Nortel pays a dividend to holders of Shares, the net amount of such dividend attributable to Plan Shares allocated to Members’ Accounts shall be applied to purchase additional Plan Shares on the Stock Exchange as soon as practicable after the receipt of such dividend by the Plan Custodian. The net amount of the dividend that is available for the purchase of Plan Shares shall be determined after deducting from the gross amount of the dividend such amount of applicable taxes as are required to be withheld in accordance with applicable laws.

SECTION 7

SHARE ALLOCATION

7.1	Allocation of Plan Shares

Plan Shares acquired with Employee Contributions and Employer Payments made during the Offering Period will be allocated to and held for the benefit of Members in their respective Members’ Accounts. The number of whole and fractional Plan Shares allocated to a Member’s Account for an Offering Period shall equal in respect of each purchase (as necessary) the Purchase Amount divided by the Fair Market Value. Notwithstanding that a record shall be kept of fractional Plan Shares, no fractional Plan Shares shall be purchased or held by the Custodian or otherwise transferred, disposed of or dealt with other than for such record keeping purposes.

7.2	Dividends

All Plan Shares acquired with the net amount of any cash dividends shall be allocated to each Member’s Account pro rata, based upon the ratio (as of the record date for the applicable dividend) of the number of Plan Shares allocated to each such Member’s Account to the total number of Plan Shares allocated to all Members’ Accounts. Share dividends shall be allocated in the same manner based upon the Plan Shares allocated to a Member’s Account as of the record date of such dividend.

7.3	Maintenance of Records

The Plan Custodian will maintain records of the Members’ Accounts held in the name of each Member and all transactions with respect to such Members’ Accounts.

SECTION 8

VESTING OF PLAN SHARES

8.1	Employee Contributions and Employer Payments

Plan Shares purchased under the Plan shall vest in the Member immediately upon the allocation of such Plan Shares by the Plan Custodian to such Member’s Account.

SECTION 9

WITHDRAWAL OF PLAN SHARES

9.1	Voluntary Withdrawals

Subject to the requirements of Sections 9.6 and 9.9, a Member may, on giving notice and instructions to the Plan Custodian in accordance with applicable Plan rules, withdraw all or a portion of the Plan Shares held in the Member’s Account at any time. The Plan Custodian shall complete the withdrawal as soon as is practicable following receipt of such notice and instructions by the Plan Custodian from a Member (or the beneficiary or legal representative of a deceased Member).

9.2	Change in Member Status

A Member’s Plan Shares recorded in the Member’s Account shall be distributed to the Member (or, in the case of the death of the Member, to the beneficiary of the deceased Member designated in the manner specified by the Company or, in the absence of such designation, to such Member’s legal representative), in accordance with the provisions of Section 9.3, following the occurrence of any of the following:

(a)	the retirement or death of the Member; or

(b)	the cessation of active employment of the Member with an Employer in circumstances where the Member is not immediately re-employed by the Employer or another Employer;

and each Member’s active participation in the Plan shall terminate immediately following such occurrence.

Notice of the retirement, death or cessation of active employment of any Member shall be provided to the Plan Custodian by the Employer as soon as practicable following the event. Upon receiving such notice, all Employee Contributions which have not been used to purchase Plan Shares shall be returned to the Member or paid to the Member’s designated beneficiary, without interest; provided, however, that the Plan Custodian may purchase Plan Shares for such Member’s benefit to the extent the return of Employee Contributions is determined by the Company, in its sole discretion, to be administratively impractical. A Member whose participation in the Plan has terminated in accordance with this Section 9.2 may again become eligible to participate in the Plan if, at the time, such Member re-qualifies as an Eligible Employee and re-enrolls in the Plan and otherwise complies with the provisions of this Plan.

In the event a Member dies having designated no beneficiary, distributions hereunder shall be made to such Member’s legal representative, and any such payment shall serve to relieve the Company, Employer, Plan and Committee from any further liability hereunder.

9.3	Payment Options

If a Member elects or is required to make a withdrawal from the Member’s Account(s) under Section 9.1 or Section 9.2, respectively, the Member (or such Member’s beneficiary or legal representative) shall elect:

(a)	to receive a number of whole Plan Shares represented by share certificates (up to the maximum whole number of Plan Shares recorded in such Member’s Account) plus, if the Member elects or is required to withdraw all of the Plan Shares in such Member’s Account, a cash payment equal to the value of any fraction of a Plan Share, if any, recorded in such Member’s Account, after deduction of selling costs; or

(b)	to transfer record ownership of all whole Plan Shares recorded in such Member’s Account to a broker of the Member’s choice plus, if the Member elects or is required to withdraw all of the Plan Shares in such Member’s Account, a cash payment equal to the value of any fraction of a Plan Share, if any, recorded in such Member’s Account, after deduction of selling costs; or

(c)	to have a number of whole Plan Shares (up to the maximum whole number of Plan Shares recorded in such Member’s Account) sold by the Plan Custodian and to receive the net proceeds thereof, together with, if all Plan Shares in such Member’s Account are being withdrawn, a cash payment equal to the value of any fraction of a Plan Share, if any, in such Member’s Account after deduction for selling costs and such amount of applicable taxes as are required to be withheld.

If the Member (or the beneficiary or legal representative of the Member) fails to instruct the Plan Custodian as to the desired method of payment within ninety (90) days following any of the events described in Section 9.2, the Plan Custodian may, in its sole discretion, at any time after such ninety (90) day period, effect such withdrawal by causing the relevant Plan Shares to be sold and remitting the net proceeds to the Member or the beneficiary or legal representative of the Member, as the case may be, to the last known address as shown on the records of the Employer.

9.4	Sale of Plan Shares

The Plan Custodian shall sell that number of whole Plan Shares on the Stock Exchange as soon as is practicable following receipt of instructions by the Plan Custodian from a Member (or the beneficiary or legal representative of a deceased Member). The amount payable to a Member for such sales shall equal the Average Sale Price for the Plan Shares sold on such Member’s behalf, calculated based upon the total Plan Shares sold on the Stock Exchange on behalf of all Plan Members on the relevant trading day. All costs of any sale or transfer of Plan Shares shall be borne by the Member, by either withholding a number of Plan Shares sufficient to cover such costs and expenses, or by deducting such amounts from the proceeds of a sale of Plan Shares under the Plan.

9.5	Cash Payments

To the extent permitted under the applicable law, all cash payments will be made by cheque or wire transfer (at the Eligible Employee’s election) in Canadian Dollars and shall be mailed directly to the Member or such Member’s beneficiary or legal representative at their last known address or sent by wire transfer to a financial institution designated by such Member or such Member’s beneficiary or legal representative.

9.6	Compliance With Applicable Laws and Company Policy

All aspects of the Plan shall be managed in accordance with, and be subject to compliance with and determinations made under, all applicable federal, state, provincial and local law, and corporate policy (to the extent not inconsistent with applicable laws). Plan Shares shall not be offered, purchased, allocated, transferred, delivered or sold under the Plan to the extent such action would constitute a violation of any applicable federal, state, provincial or local securities laws or other law or regulations. Plan Shares may not be offered or sold under the Plan or transferred by any Member unless (i) a registration statement under the Securities Act of 1933, as amended, with respect to the Plan Shares is in effect at the relevant time or, in the opinion of legal counsel to the Company, an exemption from the registration requirements of said Act is available with respect to such offer, sale or transfer of Plan Shares and (ii) such offer, sale or transfer of Plan Shares complies with all applicable state securities laws. The inability of Nortel or the Company to obtain any approval, exemption or other clearance from any regulatory body having the jurisdiction or the authority, if any, deemed by Nortel or the Company to be necessary to the lawful offer, purchase, allocation, transfer, delivery or sale of any Plan Shares under the Plan shall relieve Nortel and the Company of any liability in respect of the failure to offer, purchase, allocate, transfer, deliver or sell Plan Shares under the Plan and neither Nortel nor the Company shall be obligated to seek any such approval, exemption or other clearance. As a condition to a Member’s participation in the Plan or of allocation of Plan Shares to a Member’s Account, the Company may require the Member to provide such documentation or other evidence and to make such representations or warranties as it may deem necessary or appropriate to satisfy any qualifications that may be necessary or appropriate, or to comply with, any applicable law or regulation.

9.7	Rights As A Shareholder and Employee

A Member shall have no rights as a shareholder by virtue of the Member’s participation in the Plan until the date of the allocation of Plan Shares to such Member’s Account. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such allocation.

9.8	Legends

Nortel may at any time place legends or other identifying symbols referencing any applicable federal, state, provincial or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing Plan Shares allocated under the Plan. The Member shall, at the request of the Company, promptly present to the Company any and all Share certificates representing Plan Shares acquired pursuant to the Plan in the possession of the Member in order to carry out the provisions of this Section 9.8.

9.9	Holding Periods

The Committee shall have the sole and absolute discretion to impose hold period(s) on Plan Shares restricting, for a specified period of time, a Member’s right to transfer or otherwise dispose of Plan Shares. Any such hold period on Plan Shares may only be imposed by the Company if Eligible Employees have been given notice of the hold period prior to the commencement of the Offering Period for the Plan Shares that will be subject to such hold period.

SECTION 10

ADMINISTRATION

10.1	Administration and Delegation

The Plan shall be administered by the Committee on behalf of the Company, with all references to any Company actions or authority of any kind being effected and administered on the Company’s behalf by the Committee. The Committee may, in its discretion, delegate such of its power, rights and duties under the Plan, in whole or in part, to such committee, person or persons as it may determine.

The Committee shall have the full and complete authority to interpret the Plan, to prescribe such rules and regulations and to make such other determinations as it deems necessary or desirable for the administration for the Plan. The Committee may from time to time, subject to the terms of the Plan, delegate to officers or employees of the Company or to third parties, the whole or any part of the administration of the Plan and shall determine the scope and terms and conditions of such delegation, including the authority to prescribe rules and regulations. Any interpretation, rule, regulation or determination made or other act of the Committee shall be final and binding on the Members and their beneficiaries and legal representatives, the Company and its shareholders.

10.2	Appointment of Plan Custodian

The Company shall appoint (and by their participation in the Plan, Members authorize the Company to appoint) one or more Plan Custodians to perform such functions as may be specified in the Custodian Agreement(s). Any reference in the Plan to the purchase or sale of Plan Shares by the Plan Custodian shall be read to include the purchase or sale of Plan Shares effected through such broker(s) or agent(s) as may be appointed by the Plan Custodian.

10.3	Rules and Procedures

The Company, and any Employer with the consent of the Company, may from time to time adopt rules and procedures in respect of the administration of the Plan, provided that all such rules and procedures shall be consistent with the provisions of the Plan. Such rules and procedures may vary for different Eligible Employees and Members. The rules and procedures shall be binding on all Eligible Employees and Members in respect of whom such rules and procedures are applicable. Any such rules and procedures shall be promulgated and administered consistent with the applicable rules and other requirements of the Stock Exchange on which the Plan Shares are purchased pursuant to the Plan.

10.4	Limitation of Liability

No member of the board of directors of Nortel or the Company or the Committee shall be liable for any action (or failure to act) or determination done (or not done) made in good faith in respect of or pursuant to the Plan. To the full extent permitted by law, the Company shall indemnify and save harmless each member of the board of directors of Nortel or the Company or the Committee (acting in that capacity) with respect to any actual or threatened action or proceeding arising with respect to the adoption or operation of the Plan.

10.5	Expenses

All costs directly related to the sale, transfer or delivery of Plan Shares shall be borne by the Members. All other administration costs related to the Plan, including the cost of acquiring Plan Shares under the Plan, compensation or fees of the Plan Custodian, consultants, actuaries, accountants, local counsel, and other service providers will be paid by the Employers, save to the extent such costs are met out of any interest income earned by the Plan as contemplated in Section 5.2.

10.6	Member Statements

Each Member will receive a statement (electronically or by mail as determined by the Company) as of the end of each calendar quarter (or such other times as may be determined by the Company), which statement shall contain such information in respect of Member’s Account as the Company may determine from time to time.

10.7	Shareholder Communications and Notices

The Plan Custodian shall furnish or cause to be furnished such information to each Member as may be directed by the Company for the purpose of providing reports and other documents to be sent by Nortel to shareholders.

Where a notice is to be given by the Company, Nortel or the Plan Custodian to Members or Eligible Employees, it shall be given in writing and delivered personally, electronically or by mail.

Notices or other instructions given by an Eligible Employee or a Member to an Employer or the Plan Custodian shall be in such form as is prescribed by the Company and the Plan Custodian from time to time.

10.8	Voting Rights

The Plan Custodian shall furnish or cause to be furnished to each Member who has Plan Shares allocated to such Member’s Account a copy of all notices sent to shareholders in respect of shareholder meetings at which the Plan Shares are entitled to be voted and shall request from each such Member instructions as to the voting at such meeting of the aggregate number of the Member’s whole Plan Shares on the record date of such meeting. If the Member furnishes such instructions to the Plan Custodian on a timely basis, the Plan Custodian shall vote such number of whole Plan Shares in accordance with the instructions of the Member. If the Member fails to furnish timely instructions to the Plan Custodian, the Plan Custodian shall not vote the Member’s Plan Shares. The Plan Custodian shall not vote any fractional Plan Shares allocated to Members’ Accounts.

10.9	Withholdings

The Company or a relevant Employer shall be permitted to withhold from any payment to or for the benefit of a Member, including withholding against the amount, if any, included in income of a Member, all amounts required to be withheld under applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or any other source deductions.

10.10	Transferability

Except as otherwise indicated herein, and except with respect to Plan Shares previously allocated to such Member’s Account, the rights or interests of a Member under the Plan shall not be assignable or transferable. Plan Shares may be purchased only on behalf of a Member and only during the Member’s lifetime.

10.11	Alteration or Substitution of Plan Shares

In the event that:

(a)	a dividend shall be declared upon the Plan Shares payable in Shares (other than a dividend that may be paid in cash or in Shares at the option of the shareholder);

(b)	the outstanding Plan Shares shall be changed into or exchanged for a different number or kind of shares or other securities of Nortel or of another corporation, whether through an arrangement, plan of arrangement, amalgamation or other similar statutory procedure, or a share recapitalization, subdivision or consolidation;

(c)	there shall be any change, other than those specified in paragraphs (a) and (b) of this Section 10.11, in the number or kind of outstanding Shares or of any Shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged; or

(d)	there shall be a distribution of assets or shares to shareholders of Nortel out of the ordinary course of business;

then adjustments shall be made with respect to the Plan Shares credited to Members’ Accounts pursuant to the Plan to the extent of any adjustment that is otherwise applicable to shareholders of Nortel generally. If any event described under subsection (b) or (c) above occurs, the board of directors of the Company may substitute for each Plan Share credited to a Member’s Account pursuant to the Plan the number and kind of shares or other securities into which outstanding Plan Shares are so changed or for which outstanding Plan Shares are so exchanged. Following any adjustment under this Section 10.11, all references to “Shares” under the Plan will be deemed to refer to the Shares as so adjusted or such other securities into which the Shares have been changed or for which the Shares have been exchanged, as applicable.

10.12	Effect Of Change In Control or Alteration or Substitution of Shares On Purchase Rights

In the event of a Change in Control, the surviving continuing successor, purchasing corporation, or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may assume the Company’s rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company’s rights and obligations under the Plan, then the board of directors of the Company may (i) accelerate the end of the then-current Offering Period to a date before the date of the Change in Control specified by the board of directors of the Company, or (ii) return all previously deducted Employee Contributions that have not been applied to the purchase of Shares, without interest.

SECTION 11

AMENDMENT AND TERMINATION OF THE PLAN

11.1	Amendment

The board of directors of the Company may, in its absolute discretion, at any time and from time to time, amend the Plan or any provision thereof without prior notice to or consent of Members or any other person. The Committee may also amend the Plan at any time or from time to time, provided that any such amendment will not materially increase the liability of the Company or any Employer under the Plan. Any amendment of the Plan made pursuant to this Section may be made for such reasons as the board of directors of the Company, or the Committee, deems appropriate.

11.2	Termination

The board of directors of the Company may, in its absolute discretion, terminate the Plan at any time. Upon termination of the Plan, all Plan Shares held by the Plan Custodian and any cash balances remaining in Members’ Accounts shall be distributed to the relevant Members. No further Employee Contributions or Employer Payments to the Plan shall thereafter be made.

11.3	Withdrawal of Employer

Any Employer may withdraw from the Plan at any time upon written notice to the Company. If an Employer withdraws from the Plan, all Plan Shares held by the Plan Custodian and any cash balances remaining in the Members’ Accounts held for the benefit of Members who are employees of the Employer shall be distributed in accordance with the terms of Section 9. Any Employee Contributions not yet used to purchase shares under the Plan shall be returned to such Employees, without interest.

SECTION 12

GENERAL PROVISIONS

12.1	No Additional Rights to Employment

(a)	The opportunity to participate in this Plan at any time does not form a part of any person’s contract of employment, nor does the existence of a contract of employment between any person and any Employer give such person any right or entitlement to participate in the Plan or any expectation that an opportunity to participate in the Plan will be offered to the Member subject to any conditions or at all.

(b)	The rights and obligations of a Member under the terms of his or her contract of employment with any Employer shall not be affected by participation in the Plan.

(c)	The opportunity to acquire Plan Shares pursuant to the Plan shall not afford a Member or any Eligible Employee any rights or additional rights to compensation or damages in consequence of the loss or termination of the Member’s office or employment with any Employer for any reason whatsoever.

(d)	A Member shall not be entitled to any compensation for damages for any loss or potential loss that he or she may suffer by reason of being or becoming unable to acquire Plan Shares under the Plan as a consequence of the loss or termination of his or her employment with any Employer for any reason (including, without limitation, any breach of contract by the Member’s Employer) or in any other circumstances whatsoever.

12.2	Liability

Neither Nortel nor any Employer shall be liable for:

(a)	the performance of Shares on the Stock Exchange at or during any period of time;

(b)	income taxes or social security contributions payable in respect of Employer Payments or Employee Contributions, except in the case of an Employer to the extent that (i) the Employer is required by law to withhold any such amounts either from a Member’s Eligible Earnings or from payments under the Plan, or (ii) the Employer (but not the Employee) is liable for such payment under applicable law;

(c)	the release of any information regarding any Member by Nortel, the Company, any other direct or indirect subsidiary or affiliate of Nortel, or the Plan Custodian, in the course of administering the Plan; or

(d)	any consequential or other similar damages arising out of or related to a purchase of Plan Shares under the terms of the Plan.

12.3	Member’s Agreement to be Bound by Plan Terms

Participation in the Plan by any Member shall be construed as acceptance by the Member of the terms and conditions of the Plan and all rules and procedures adopted hereunder, and as the Member’s agreement to be bound thereby.

12.4	Effect of Mistake

In the event of a mistake regarding eligibility or participation of an employee of any Employer in the Plan, errors in payroll deductions, or the amount of Plan Shares allocated to a Member, to the extent possible, an appropriate adjustment shall be made to rectify the mistake.

12.5	Indemnification

By electing to participate in the Plan, a Member agrees to indemnify:

(a)	the Member’s Employer; and

(b)	the Plan Custodian and any other person who is or becomes liable to account for tax, social security contributions, or any other regulatory or statutory contributions on behalf of that Member;

against any amount of, or representing, tax, social security contributions or any other regulatory or statutory contributions for which the Employer (or such other person) is liable to account in respect or in consequence of the payment of Employer Payments, or the purchase or sale of any Plan Shares for the benefit of such Member, and which (as between the Member and the Employer or such other person) is the liability of the Member but which the Employer or such other person cannot otherwise lawfully recover from the Member (whether by way of deduction from payroll or otherwise).

The Plan Custodian shall have the right to withhold Plan Shares held in a Member’s Account until the Member has agreed to such arrangements for giving effect to such indemnity (which, if appropriate may include an authority by the Member to his or her Employer to deduct and withhold such amount from any future wages, salary or other payment to the Member).

12.6	Assignment, Exemption from Seizure and Bankruptcy

Except as may otherwise be specifically provided by any applicable law, no right of a Member under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt by anyone to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, and any Plan Shares or money to which any person is entitled under the Plan are exempt from execution, seizure and attachment.

If, notwithstanding the foregoing, a Member is deprived by applicable law of interests in Plan Shares or ceases to retain beneficial interest in the Plan Shares, then all rights under the Plan will cease forthwith, no further Plan Shares will be allocated under the Plan to that Member, and any Employee Contributions which have not been used to purchase Plan Shares under the Plan shall be returned to such Member, without interest.

12.7	Physical, Mental or Legal Incapacity of the Member

If any payment is to be made under the Plan to a minor or other person who is physically, mentally or legally incompetent, the Plan Custodian shall pay the same to the parent or guardian or such other person having legal custody of, or being the legally appointed representative of, such person, to be applied by such parent, guardian, person having legal custody or legally appointed representative for the benefit of such person, without the Plan Custodian being further liable to see to the application thereof and so that any such payment shall be a complete discharge of any liability under the Plan and of any Employer therefor.

12.8	Governing Law and Captions

The Plan shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein. Captions or titles set forth in this Plan are for convenience only and shall not serve as the basis for interpretation or construction of the Plan.

12.9	Stock Exchange Rules

Notwithstanding any terms of the Plan to the contrary, the Plan shall be subject to and limited by the rules, policies and other requirements of the Stock Exchange, in addition to the limitations referenced in Section 9.6 hereof.

SECTION 13

EFFECTIVE DATE AND TERM

13.1	Effective Date

The Plan shall become effective on the first day of the next calendar quarter following both (i) approval by the shareholders of Nortel at a meeting of shareholders of Nortel or any adjournment thereof, which meeting or any adjournment thereof shall occur within 12 months before or after the date the Plan is adopted by the board of directors of the Company; and (ii) approval by the board of directors of the Company at board meetings or by written consents (in accordance with applicable provisions of the corporate articles, by-laws, and applicable laws prescribing the method and degree of director approval). Any amendments to the Plan shall become effective upon their adoption by the board of directors of the Company, subject to approval by the shareholders of Nortel at the next meeting of shareholders of Nortel or any adjournment thereof, if required, in accordance with applicable provisions of the corporate articles, bylaws, applicable laws or the rules of the New York Stock Exchange and otherwise. If the shareholders of Nortel do not approve the Plan, or any amendments to the Plan requiring shareholder approval, the Plan or such amendments, as the case may be, shall not be effective.

13.2	Term

The Plan shall terminate on the date determined by the board of directors of the Company pursuant to Section 11.2 hereof and no purchase of Plan Shares pursuant to Section 5 hereof may be made under the Plan after the date of termination, but such termination shall not affect any purchases pursuant to the Plan prior to such termination. In no event may Plan Shares be purchased under the Plan after September 30, 2015.

SCHEDULE A

CHANGE IN CONTROL

1. Events Constituting Change in Control - For the purposes of this Plan, the term “Change in Control” means the occurrence of any of the following:

(a)	any Person or group acquires beneficial ownership of securities of Nortel representing more than 20% of the outstanding securities entitled to vote in the election of directors of Nortel (collectively, the “Voting Shares”) other than in connection with a Permitted Business Combination;

(b)	the consummation of a merger, amalgamation, business combination, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of Nortel or any liquidation or dissolution of Nortel, including by way of plan of arrangement (a “Business Combination”) unless, in any such case:

(i)	such Business Combination involves solely Nortel, and one and more affiliated entities; or

(ii)	following completion of all steps involved in the transaction or transactions pursuant to which the Business Combination is effected:

(A)	Persons who were the beneficial owners, respectively, of the outstanding common shares of Nortel immediately prior to such Business Combination beneficially own, directly or indirectly, by reason of such prior ownership of common shares, more than 50% of the then-outstanding voting shares of (x) the entity resulting from such Business Combination (the “Resulting Entity”) or (y) the Person that ultimately controls the Resulting Entity, whether directly or indirectly (the “Ultimate Parent”); and

(B)	at least a majority of the members of the board of directors of the Person resulting from such Business Combination (or the Ultimate Parent) were members of the board of directors of Nortel (the “Nortel Board”) at the earlier of the time of the execution of the initial agreement providing for, or the action of the Nortel Board approving, such Business Combination;

(c)	the persons who were directors of Nortel on the date hereof (the “Incumbent Directors”) cease (for any reason other than death or disability) to constitute at least a majority of the Nortel Board; provided, that, any person who was not a director on the date hereof shall be deemed to be an Incumbent Director if such person was elected or appointed to the Nortel Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualify as Incumbent Directors either actually or by operation of this proviso, unless such election, appointment, recommendation or approval was the result of any actual or publicly threatened proxy contest for the election of directors; or

(d)	any other event which the Nortel Board determines in good faith could reasonably be expected to give rise to a Change in Control resulting from situations such as:

(i)	any Person acquiring a significant interest in Nortel; or

(ii)	the election of any Person to the Nortel Board in circumstances in which management has not solicited proxies in respect of such election.

2. Definitions - In addition to the definitions set out in Section 1 of the Plan, for the purposes of this Schedule A:

(a)	“beneficial ownership” means ownership at law or in equity and, for the purposes of this Plan, includes “beneficial ownership” as interpreted in accordance with Subsections 1(5) and (6) and Section 90 of the Securities Act (Ontario) as in force as of July 26, 2001 (the “OSA”);

(b)	“control” or “controls” means, with respect to any Person, the direct or indirect ownership of voting securities of such Person that carry with them in the aggregate more than 50% of the votes for the election of directors of such Person;

(c)	“group” means a Person and one or more other Persons who are acting jointly or in concert with such Person and, for the purposes of this Plan, “acting jointly or in concert” shall be interpreted in accordance with Subsection 91(1) of the OSA;

(d)	“Permitted Business Combination” means a Business Combination described in Paragraph 1(b)(i) or 1(b)(ii) above; and

(e)	“Person” includes any individual, legal or personal representative, corporation, company, partnership, syndicate, unincorporated association, trust, trustee, government body, regulatory authority or other entity, howsoever designated or constituted.

NORTEL U.S. STOCK PURCHASE PLAN

- i -

- ii -

Page
13.1 Effective Date	17

13.2 Term	18

SCHEDULE A – CHANGE IN CONTROL

- iii -

SECTION 1

DEFINITIONS

In this Plan, the following words and expressions shall have the meanings set out below:

     “Average Sale Price” means the volume-weighted average of the actual prices at which Plan Shares are sold under the Plan on the relevant trading day calculated in accordance with Section 9.4.

     “Change in Control” shall have the meaning ascribed to such term in Schedule A hereto or as Nortel may otherwise determine.

     “Code” means the Internal Revenue Code of 1986, as amended.

     “Committee” means the joint leadership committee of Nortel and Nortel Networks Limited, or such other committee or joint committee as may be designated by the board of directors of Nortel or, if applicable, Nortel Networks Limited, from time to time.

     “Company” means Nortel Networks Inc., a Delaware corporation, and its successors and assigns.

     “Custodian Agreement” means any agreement or agreements executed by the Company and any Plan Custodian, as in effect from time to time.

     “Effective Date” with respect to an Eligible Employee means the date the Plan is implemented by the Employer of such Eligible Employee, subject to the satisfaction of all securities, regulatory or other relevant legal requirements in any jurisdiction in which the Plan is to be effective.

     “Eligible Earnings” of a Member means the Member’s base salary as determined by the Member’s Employer in accordance with its regular practices in effect from time to time, including compensation received by the Member during any periods of short-term disability or other paid leaves of absence granted under a program sponsored by an Employer (but excluding long-term disability benefit payments), bonuses paid under the Nortel Networks Limited SUCCESS Incentive Plan, actual sales compensation awarded, overtime, and off-shift differential payments, and other compensation as may be designated by the Company from time to time.

     “Eligible Employee” means an employee who, on or after the Effective Date, is not an “Ineligible Individual”. Notwithstanding any other provision of the Plan, an individual who would otherwise be an Eligible Employee shall not be permitted to acquire any Plan shares where that individual’s holdings of Shares represents, or, upon the purchase of Plan Shares, would represent five (5%) percent or more of the total combined voting power or value of all classes of stock of the Employer, its parent corporation or any subsidiary corporation of the Employer or Nortel.

     “Employee Contributions” means amounts contributed by a Member in accordance with Section 4.1 for the purchase of Plan Shares under the Plan.

     “Employer” means the Company or any direct or indirect subsidiary of Nortel or the Company that is incorporated and/or headquartered in the United States or otherwise employs employees performing services in the United States.

     “Employer Payments” means, in respect of an Offering Period, the amount calculated by multiplying the Purchase Amount by 0.15.

     “Entry Date” means the first day of each Offering Period.

     “Fair Market Value” means the purchase price of the Plan Shares on the Stock Exchange on the date same are purchased.

     “Ineligible Individual” means an independent contractor or any employee of an Employer who is: (i) an employee whose customary employment is 20 hours or less per week of work for an Employer, (ii) an employee whose customary employment is for not more than five (5) months of work for an Employer in any calendar year unless otherwise required under applicable law, (iii) an employee who has elected to receive a salary and benefit package that does not provide for participation in the Plan, and (iv) an employee who has the option and chooses to participate in any other matching savings/stock plan in lieu of this Plan.

     “Member” means a person who is or was an Eligible Employee, who has elected to participate in the Plan and who makes contributions to the Plan pursuant to Section 4.1 or for whom the Plan Custodian maintains a Member’s Account.

     “Member’s Account” means the account held in the name of each Member by the Plan Custodian recording Plan Shares purchased on behalf of such Member under the Plan and shares purchased on behalf of such Member under another stock purchase plan maintained by an Employer that are transferred to this Plan.

     “Nortel” means Nortel Networks Corporation, a Canadian corporation, and its successors and assigns.

     “Offering Period” means the period beginning on the first day of each calendar quarter and ending on the last day of each calendar quarter.

     “Plan” means the Nortel U.S. Stock Purchase Plan as set forth herein and as it may be amended and in effect from time to time.

     “Plan Custodian” means such trust company or companies and/or other corporations as the Company may from time to time appoint to act as custodian or trustee for purposes of the Plan.

     “Plan Shares” means the 45,000,000 Shares available for purchase under the Plan less the aggregate number of Shares purchased during the term of the Plan under the Nortel Global Stock Purchase Plan and under the Nortel Stock Purchase Plan for Members of the Savings and Retirement Program, which Shares shall have the same rights and privileges.

     “Purchase Amount” means, in respect of an Offering Period, the amount calculated by dividing the Employee Contributions by 0.85.

     “Ruling” means a private letter ruling from the Internal Revenue Service that the Plan qualifies as an employee stock purchase plan as defined in Section 423(b) of the Code.

     “Shares” means the common shares of Nortel.

     “Stock Exchange” means the New York Stock Exchange or, if at the relevant time the Shares are not then actively traded on the New York Stock Exchange, such other stock exchange or over-the-counter trading market in the United States on which the Shares are actively traded.

SECTION 2

ESTABLISHMENT OF THE PLAN

2.1	Purpose

The Plan has been adopted to facilitate the acquisition and retention of Plan Shares by Eligible Employees of the Company and other Employers.

SECTION 3

PARTICIPATION AND ENROLLMENT

3.1	Participation in the Plan

An Eligible Employee may elect to participate in the Plan by properly completing and filing an enrollment form and such other forms of authorization and designation as may be specified by the Company from time to time. Subject to Section 9.2, in respect of a given Offering Period, the Employee Contributions of an Eligible Employee for such period shall be used for the purchase of Plan Shares only if the Eligible Employee continues his or her employment with an Employer during the three-month period preceding the date on which the Plan Shares are purchased.

3.2	Entry Date

Each Employer shall permit its Eligible Employees to participate in the Plan as of the Entry Date next following the date on which an Eligible Employee timely completes and files their enrollment form as specified in Section 3.1 (which shall be no later than ten calendar days before the applicable Entry Date). An Eligible Employee’s election to participate in the Plan shall remain effective with respect to subsequent Offering Periods unless otherwise modified or revoked in accordance with Sections 4.2 or 4.3.

SECTION 4

CONTRIBUTIONS TO THE PLAN

4.1	Employee Contributions

Subject to Section 5.3, a Member may make Employee Contributions to the Plan through payroll deduction (for each pay period) (or in such other manner as may be specified by the Company) in amounts equal to any whole percentage of Eligible Earnings, subject to a minimum of one percent (1%) and a maximum of ten percent (10%) of Eligible Earnings. Members shall not be permitted to make contributions to the Plan otherwise than as set forth above, except as determined by the Company in its sole discretion.

4.2	Variation of Contribution Levels

Employee Contributions may be varied by a Member as of the beginning of any Offering Period (or such other times as may be specified by the Company), provided the Member notifies the Member’s Employer and/or the Plan Custodian (as may be determined and required by the Employer) in such form and with such advance notice as may be specified by the Company (which shall not be later than ten calendar days before the beginning of such Offering Period).

4.3	Cessation of Contributions

A Member may cease to make Employee Contributions at any time during an Offering Period, provided the Member notifies the Member’s Employer and/or the Plan Custodian (as may be determined and required by the Employer) in such form and with such advance notice as may be specified by the Employer. In such event, payroll deductions will cease as soon as administratively practicable. Such Member may elect to resume contributions to the Plan at the beginning of any subsequent Offering Period, provided the Member provides proper notification in such form and with such advance notice as may be specified by the Company (which shall not be later than ten calendar days before the beginning of such Offering Period). Except in the event that contributions cease due to circumstances set forth in Section 9.2, any Employee Contributions made by such Member prior to the cessation of contributions shall not be returned to the Member, but shall be used to purchase Shares at the end of the Offering Period in accordance with the terms of the Plan.

4.4	Leaves of Absence

Subject to Sections 4.2 and 4.3, a Member shall continue to make Employee Contributions during any leave of absence for which the Member receives Eligible Earnings (including, without limitation, a short-term disability leave). Any Member on a leave of absence who is not receiving Eligible Earnings may not continue participation in the Plan. Any such Member shall not be eligible to resume participation in the Plan until the Offering Period next following such Member’s return from leave of absence. Any Employee Contributions made prior to the date such Member’s participation ceases shall not be returned to the Member, but shall be used to purchase Plan Shares at the end of the Offering Period in accordance with the terms of the Plan.

4.5	Remittance of Employee Contributions and Employer Payments

Each Employer shall arrange for the remittance of all Employee Contributions of Eligible Employees of such Employer and related Employer Payments for an Offering Period to the Plan Custodian at the end of such Offering Period and otherwise within the time specified by the Plan Custodian. Employee Contributions and Employer Payments shall be remitted in such mode as is determined by the Company and the Plan Custodian.

SECTION 5

SHARE PURCHASE

5.1	Purchase of Plan Shares

Purchases of Plan Shares shall be made at Fair Market Value on the last trading day on the Stock Exchange of each Offering Period, or as soon thereafter as administratively practicable. The Plan Share purchases shall be made by the Plan Custodian. The Plan Shares shall be purchased by the Plan Custodian on the Stock Exchange in whole Shares. The purchase of the Plan Shares may be subject to price and delivery terms to which the Plan Custodian agrees, and neither the Company nor the Committee have the authority or power to direct the Plan Custodian with respect to the price or delivery terms upon which Plan Shares are purchased. The purchased Plan Shares will be held in the name of the Plan Custodian. All Plan Shares purchased or received by the Plan Custodian and any fractional amounts shall be allocated to Members’ Accounts in accordance with Section 7.

5.2	Interest Income

Any interest or other income earned on Employee Contributions or Employer Payments prior to the payment for Plan Shares purchased in accordance with this Section 5 shall be applied to meet Plan expenses in accordance with Section 10.5 and shall not be allocated or otherwise payable to any Member’s Account or Member.

5.3	US$25,000 Limit

The maximum number of Plan Shares a Member may purchase for each calendar year shall be such number of Plan Shares as has a Fair Market Value (determined at the time of purchase) equal to US$25,000.

SECTION 6

DIVIDENDS

6.1	Application of Dividends

In the event Nortel pays a dividend to holders of Shares, the net amount of such dividend attributable to Plan Shares allocated to Members’ Accounts shall be applied to purchase additional Plan Shares on the Stock Exchange as soon as practicable after the receipt of such dividend by the Plan Custodian. The net amount of the dividend that is available for the purchase of Plan Shares shall be determined after deducting from the gross amount of the dividend such amount of applicable taxes as are required to be withheld in accordance with applicable laws.

SECTION 7

SHARE ALLOCATION

7.1	Allocation of Plan Shares

Plan Shares acquired with Employee Contributions and Employer Payments made during the Offering Period will be allocated to and held for the benefit of Members in their respective Members’ Accounts. The number of whole and fractional Plan Shares allocated to a Member’s Account for an Offering Period shall equal in respect of each purchase (as necessary) the Purchase Amount divided by the Fair Market Value. Notwithstanding that a record shall be kept of fractional Plan Shares, no fractional Plan Shares shall be purchased or held by the Custodian or otherwise transferred, disposed of or dealt with other than for such record keeping purposes.

7.2	Dividends

All Plan Shares acquired with the net amount of any cash dividends shall be allocated to each Member’s Account pro rata, based upon the ratio (as of the record date for the applicable dividend) of the number of Plan Shares allocated to each such Member’s Account to the total number of Plan Shares allocated to all Members’ Accounts. Share dividends shall be allocated in the same manner based upon the Plan Shares allocated to a Member’s Account as of the record date of such dividend.

7.3	Maintenance of Records

The Plan Custodian will maintain records of the Members’ Accounts held in the name of each Member and all transactions with respect to such Members’ Accounts.

SECTION 8

VESTING OF PLAN SHARES

8.1	Employee Contributions and Employer Payments

Plan Shares purchased under the Plan shall vest in the Member immediately upon the allocation of such Plan Shares by the Plan Custodian to such Member’s Account.

SECTION 9

WITHDRAWAL OF PLAN SHARES

9.1	Voluntary Withdrawals

Subject to the requirements of Sections 9.6 and 9.9, a Member may, on giving notice and instructions to the Plan Custodian in accordance with applicable Plan rules, withdraw all or a portion of the Plan Shares held in the Member’s Account at any time. The Plan Custodian shall complete the withdrawal as soon as is practicable following receipt of such notice and instructions by the Plan Custodian from a Member (or the beneficiary or legal representative of a deceased Member).

9.2	Change in Member Status

A Member’s Plan Shares recorded in the Member’s Account shall be distributed to the Member (or, in the case of the death of the Member, to the beneficiary of the deceased Member designated in the manner specified by the Company or, in the absence of such designation, to such Member’s legal representative), in accordance with the provisions of Section 9.3, following the occurrence of any of the following:

(a)	the retirement or death of the Member; or

(b)	the cessation of active employment of the Member with an Employer in circumstances where the Member is not immediately re-employed by the Employer or another Employer;

and each Member’s active participation in the Plan shall terminate immediately following such occurrence.

Notice of the retirement, death or cessation of active employment of any Member shall be provided to the Plan Custodian by the Employer as soon as practicable following the event. Upon receiving such notice, all Employee Contributions which have not been used to purchase Plan Shares shall be returned to the Member or paid to the Member’s designated beneficiary, without interest; provided, however, that the Plan Custodian may purchase Plan Shares for such Member’s benefit to the extent the return of Employee Contributions is determined by the Company, in its sole discretion, to be administratively impractical. A Member whose participation in the Plan has terminated in accordance with this Section 9.2 may again become eligible to participate in the Plan if, at the time, such Member requalifies as an Eligible Employee and re-enrolls in the Plan and otherwise complies with the provisions of this Plan.

In the event a Member dies having designated no beneficiary, distributions hereunder shall be made to such Member’s legal representative, and any such payment shall serve to relieve the Company, Employer, Plan and Committee from any further liability hereunder.

9.3	Payment Options

If a Member elects or is required to make a withdrawal from the Member’s Account(s) under Section 9.1 or Section 9.2, respectively, the Member (or such Member’s beneficiary or legal representative) shall elect:

(a)	to receive a number of whole Plan Shares represented by share certificates (up to the maximum whole number of Plan Shares recorded in such Member’s Account) plus, if the Member elects or is required to withdraw all of the Plan Shares in such Member’s Account, a cash payment equal to the value of any fraction of a Plan Share, if any, recorded in such Member’s Account, after deduction of selling costs; or

(b)	to transfer record ownership of all whole Plan Shares recorded in such Member’s Account to a broker of the Member’s choice plus, if the Member elects or is required to withdraw all of the Plan Shares in such Member’s Account, a cash payment equal to the value of any fraction of a Plan Share, if any, recorded in such Member’s Account, after deduction of selling costs; or

(c)	to have a number of whole Plan Shares (up to the maximum whole number of Plan Shares recorded in such Member’s Account) sold by the Plan Custodian and to receive the net proceeds thereof, together with, if all Plan Shares in such Member’s Account are being withdrawn, a cash payment equal to the value of any fraction of a Plan Share, if any, in such Member’s Account after deduction for selling costs and such amount of applicable taxes as are required to be withheld.

If the Member (or the beneficiary or legal representative of the Member) fails to instruct the Plan Custodian as to the desired method of payment within ninety (90) days following any of the events described in Section 9.2, the Plan Custodian may, in its sole discretion, at any time after such ninety (90) day period, effect such withdrawal by causing the relevant Plan Shares to be sold and remitting the net proceeds to the Member or the beneficiary or legal representative of the Member, as the case may be, to the last known address as shown on the records of the Employer.

9.4	Sale of Plan Shares

The Plan Custodian shall sell that number of whole Plan Shares on the Stock Exchange as soon as is practicable following receipt of instructions by the Plan Custodian from a Member (or the beneficiary or legal representative of a deceased Member). The amount payable to a Member for such sales shall equal the Average Sale Price for the Plan Shares sold on such Member’s behalf, calculated based upon the total Plan Shares sold on the Stock Exchange on behalf of all Plan Members on the relevant trading day. All costs of any sale or transfer of Plan Shares shall be borne by the Member, by either withholding a number of Plan Shares sufficient to cover such costs and expenses, or by deducting such amounts from the proceeds of a sale of Plan Shares under the Plan.

9.5	Cash Payments

To the extent permitted under the applicable law, all cash payments will be made by check or wire transfer (at the Eligible Employee’s election) in U.S. Dollars and shall be mailed directly to the Member or such Member’s beneficiary or legal representative at their last known address or sent by wire transfer to a financial institution designated by such Member or such Member’s beneficiary or legal representative.

9.6	Compliance With Applicable Laws and Company Policy

All aspects of the Plan shall be managed in accordance with, and be subject to compliance with and determinations made under, all applicable federal, state, provincial and local law and corporate policy (to the extent not inconsistent with applicable laws), including without limitation any applicable securities laws that require shareholder approval regarding the operation or amendment of the Plan subsequent to the Effective Date. Plan Shares shall not be offered, purchased, allocated, transferred, delivered or sold under the Plan to the extent such action would constitute a violation of any applicable federal, state, provincial or local securities laws or other law or regulations. Plan Shares may not be offered or sold under the Plan or transferred by any Member unless (i) a registration statement under the Securities Act of 1933, as amended, with respect to the Plan Shares is in effect at the relevant time or, in the opinion of legal counsel to the Company, an exemption from the registration requirements of said Act is available with respect to such offer, sale or transfer of Plan Shares and (ii) such offer, sale or transfer of Plan Shares complies with all applicable state securities laws. The inability of Nortel or the Company to obtain any approval, exemption or other clearance from any regulatory body having the jurisdiction or the authority, if any, deemed by Nortel or the Company to be necessary to the lawful offer, purchase, allocation, transfer, delivery or sale of any Plan Shares under the Plan shall relieve Nortel and the Company of any liability in respect of the failure to offer, purchase, allocate, transfer, deliver or sell Plan Shares under the Plan and neither Nortel nor the Company shall be obligated to seek any such approval, exemption or other clearance. As a condition to a Member’s participation in the Plan or of allocation of Plan Shares to a Member’s Account, the Company may require the Member to provide such documentation or other evidence and to make such representations or warranties as it may deem necessary or appropriate to satisfy any qualifications that may be necessary or appropriate, or to comply with, any applicable law or regulation.

9.7	Rights As A Shareholder and Employee

A Member shall have no rights as a shareholder by virtue of the Member’s participation in the Plan until the date of the allocation of Plan Shares to such Member’s Account. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such allocation.

9.8	Legends

Nortel may at any time place legends or other identifying symbols referencing any applicable federal, state, provincial or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing Plan Shares allocated under the Plan. The Member shall, at the request of the Company, promptly present to the Company any and all Share certificates representing Plan Shares acquired pursuant to the Plan in the possession of the Member in order to carry out the provisions of this Section 9.8.

9.9	Holding Periods

The Committee shall have the sole and absolute discretion to impose hold period(s) on Plan Shares restricting, for a specified period of time, a Member’s right to transfer or otherwise dispose of Plan Shares. Any such hold period on Plan Shares may only be imposed by the Company if Eligible Employees have been given notice of the hold period prior to the commencement of the Offering Period for the Plan Shares that will be subject to such hold period.

SECTION 10

ADMINISTRATION

10.1	Administration and Delegation

The Plan shall be administered by the Committee on behalf of the Company, with all references to any Company actions or authority of any kind being effected and administered on the Company’s behalf by the Committee. The Committee may, in its discretion, delegate such of its powers, rights and duties under the Plan, in whole or in part, to such committee, person or persons as it may determine.

The Committee shall have full and complete authority to interpret the Plan, to prescribe such rules and regulations and to make such other determinations as it deems necessary or desirable for the administration for the Plan. The Committee may from time to time, subject to the terms of the Plan, delegate to officers or employees of the Company or to third parties, the whole or any part of the administration of the Plan and shall determine the scope and terms and conditions of such delegation, including the authority to prescribe rules and regulations. Any interpretation, rule, regulation or determination made or other act of the Committee shall be final and binding on the Members and their beneficiaries and legal representatives, the Company and its shareholders.

10.2	Appointment of Plan Custodian

The Company shall appoint (and by their participation in the Plan, Members authorize the Company to appoint) one or more Plan Custodians to perform such functions as may be specified in the Custodian Agreement(s). Any reference in the Plan to the purchase or sale  of Plan Shares by the Plan Custodian shall be read to include the purchase or sale of Plan Shares effected through such broker(s) or agent(s) as may be appointed by the Plan Custodian.

10.3	Rules and Procedures

The Company, and any Employer with the consent of the Company, may from time to time adopt rules and procedures in respect of the administration of the Plan, provided that all such rules and procedures shall be consistent with the provisions of the Plan. Such rules and procedures may vary for different Eligible Employees and Members. The rules and procedures shall be binding on all Eligible Employees and Members in respect of whom such rules and procedures are applicable. Any such rules and procedures shall be promulgated and administered consistent with the applicable rules and other requirements of the Stock Exchange on which the Plan Shares are purchased pursuant to the Plan.

10.4	Limitation of Liability

No member of the board of directors of Nortel or the Company or the Committee shall be liable for any action (or failure to act) or determination done (or not done) made in good faith in respect of or pursuant to the Plan. To the full extent permitted by law, the Company shall indemnify and save harmless each member of the board of directors of Nortel or the

Company or the Committee (acting in that capacity) with respect to any actual or threatened action or proceeding arising with respect to the adoption or operation of the Plan.

10.5	Expenses

All costs directly related to the sale, transfer or delivery of Plan Shares shall be borne by the Members. All other administration costs related to the Plan, including the cost of acquiring Plan Shares under the Plan, compensation or fees of the Plan Custodian, consultants, actuaries, accountants, local counsel, and other service providers will be paid by the Employers, save to the extent such costs are met out of any interest income earned by the Plan as contemplated in Section 5.2.

10.6	Member Statements

Each Member will receive a statement (electronically or by mail as determined by the Company) as of the end of each calendar quarter (or such other times as may be determined by the Company), which statement shall contain such information in respect of Member’s Account as the Company may determine from time to time.

10.7	Shareholder Communications and Notices

The Plan Custodian shall furnish or cause to be furnished such information to each Member as may be directed by the Company for the purpose of providing reports and other documents to be sent by Nortel to shareholders.

Where a notice is to be given by the Company, Nortel or the Plan Custodian to Members or Eligible Employees, it shall be given in writing and delivered personally, electronically or by mail.

Notices or other instructions given by an Eligible Employee or a Member to an Employer or the Plan Custodian shall be in such form as is prescribed by the Company and the Plan Custodian from time to time.

10.8	Voting Rights

The Plan Custodian shall furnish or cause to be furnished to each Member who has Plan Shares allocated to such Member’s Account a copy of all notices sent to shareholders in respect of shareholder meetings at which the Plan Shares are entitled to be voted and shall request from each such Member instructions as to the voting at such meeting of the aggregate number of the Member’s whole Plan Shares on the record date of such meeting. If the Member furnishes such instructions to the Plan Custodian on a timely basis, the Plan Custodian shall vote such number of whole Plan Shares in accordance with the instructions of the Member. If the Member fails to furnish timely instructions to the Plan Custodian, the Plan Custodian shall not vote the Member’s Plan Shares. The Plan Custodian shall not vote any fractional Plan Shares allocated to Members’ Accounts.

10.9	Withholdings

The Company or a relevant Employer shall be permitted to withhold from any payment to or for the benefit of a Member, including withholding against the amount, if any, included in income of a Member, all amounts required to be withheld under applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or any other source deductions.

10.10	Transferability

Except as otherwise indicated herein, and except with respect to Plan Shares previously allocated to such Member’s Account, the rights or interests of a Member under the Plan shall not be assignable or transferable. Plan Shares may be purchased only on behalf of a Member and only during the Member’s lifetime.

10.11	Alteration or Substitution of Plan Shares

In the event that:

(a)	a dividend shall be declared upon the Plan Shares payable in Shares (other than a dividend that may be paid in cash or in Shares at the option of the shareholder);

(b)	the outstanding Plan Shares shall be changed into or exchanged for a different number or kind of shares or other securities of Nortel or of another corporation, whether through an arrangement, plan of arrangement, amalgamation or other similar statutory procedure, or a share recapitalization, subdivision or consolidation;

(c)	there shall be any change, other than those specified in paragraphs (a) and (b) of this Section 10.11, in the number or kind of outstanding Shares or of any Shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged; or

(d)	there shall be a distribution of assets or shares to shareholders of Nortel out of the ordinary course of business;

then adjustments shall be made with respect to the Plan Shares credited to Members’ Accounts pursuant to the Plan to the extent of any adjustment that is otherwise applicable to shareholders of Nortel generally. If any event described under subsection (b) or (c) above occurs, the board of directors of the Company may substitute for each Plan Share credited to a Member’s Account pursuant to the Plan the number and kind of shares or other securities into which outstanding Plan Shares are so changed or for which outstanding Plan Shares are so exchanged. Any such adjustment shall be made in accordance with Section 424(a) of the Code if the Ruling is granted. Following any adjustment under this Section 10.11, all references to “Shares” under the Plan will be deemed to refer to the Shares as so adjusted or such other securities into which the Shares have been changed or for which the Shares have been exchanged, as applicable.

10.12	Effect Of Change In Control or Alteration or Substitution of Shares On Purchase Rights

In the event of a Change in Control, the surviving continuing successor, purchasing corporation, or parent corporation thereof, as the case may be (the “Acquiring Corporation”), may assume the Company’s rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company’s rights and obligations under the Plan, then the board of directors of the Company may (i) accelerate the end of the then-current Offering Period to a date before the date of the Change in Control specified by the board of directors of the Company, or (ii) return all previously deducted Employee Contributions that have not been applied to the purchase of Shares, without interest.

SECTION 11

AMENDMENT AND TERMINATION OF THE PLAN

11.1	Amendment

The board of directors of the Company may, in its absolute discretion, at any time and from time to time, amend the Plan or any provision thereof without prior notice to or consent of Members or any other person. The Committee may also amend the Plan at any time or from time to time, provided that any such amendment will not materially increase the liability of the Company or any Employer under the Plan. Any amendment of the Plan made pursuant to this Section may be made for such reasons as the board of directors of the Company, or the Committee, deems appropriate, including, without limitation, for the purpose of obtaining the Ruling.

11.2	Termination

The board of directors of the Company may, in its absolute discretion, terminate the Plan at any time. Upon termination of the Plan, all Plan Shares held by the Plan Custodian and any cash balances remaining in Members’ Accounts shall be distributed to the relevant Members. No further Employee Contributions or Employer Payments to the Plan shall thereafter be made.

11.3	Withdrawal of Employer

Any Employer may withdraw from the Plan at any time upon written notice to the Company. If an Employer withdraws from the Plan, all Plan Shares held by the Plan Custodian and any cash balances remaining in the Members’ Accounts held for the benefit of Members who are employees of the Employer shall be distributed in accordance with the terms of Section 9. Any Employee Contributions not yet used to purchase shares under the Plan shall be returned to such Employees, without interest.

SECTION 12

GENERAL PROVISIONS

12.1	No Additional Rights to Employment

(a)	The opportunity to participate in this Plan at any time does not form a part of any person’s contract of employment, nor does the existence of a contract of employment between any person and any Employer give such person any right or entitlement to participate in the Plan or any expectation that an opportunity to participate in the Plan will be offered to the Member subject to any conditions or at all.

(b)	The rights and obligations of a Member under the terms of his or her contract of employment with any Employer shall not be affected by participation in the Plan.

(c)	The opportunity to acquire Plan Shares pursuant to the Plan shall not afford a Member or any Eligible Employee any rights or additional rights to compensation or damages in consequence of the loss or termination of the Member’s office or employment with any Employer for any reason whatsoever.

(d)	A Member shall not be entitled to any compensation for damages for any loss or potential loss that he or she may suffer by reason of being or becoming unable to acquire Plan Shares under the Plan as a consequence of the loss or termination of his or her employment with any Employer for any reason (including, without limitation, any breach of contract by the Member’s Employer) or in any other circumstances whatsoever.

12.2	Liability

Neither Nortel nor any Employer shall be liable for:

(a)	the performance of Shares on the Stock Exchange at or during any period of time;

(b)	income taxes or social security contributions payable in respect of Employer Payments or Employee Contributions, except in the case of an Employer to the extent that (i) the Employer is required by law to withhold any such amounts either from a Member’s Eligible Earnings or from payments under the Plan, or (ii) the Employer (but not the Employee) is liable for such payment under applicable law;

(c)	the release of any information regarding any Member by Nortel, the Company, any other direct or indirect subsidiary or affiliate of Nortel, or the Plan Custodian, in the course of administering the Plan; or

(d)	any consequential or other similar damages arising out of or related to a purchase of Plan Shares under the terms of the Plan.

12.3	Member’s Agreement to be Bound by Plan Terms

Participation in the Plan by any Member shall be construed as acceptance by the Member of the terms and conditions of the Plan and all rules and procedures adopted hereunder, and as the Member’s agreement to be bound thereby.

12.4	Effect of Mistake

In the event of a mistake regarding eligibility or participation of an employee of any Employer in the Plan, errors in payroll deductions, or the amount of Plan Shares allocated to a Member, to the extent possible, an appropriate adjustment shall be made to rectify the mistake.

12.5	Indemnification

By electing to participate in the Plan, a Member agrees to indemnify:

(a)	the Member’s Employer; and

(b)	the Plan Custodian and any other person who is or becomes liable to account for tax, social security contributions or any other regulatory or statutory contributions on behalf of that Member;

against any amount, of or representing, tax, social security contributions or any other regulatory or statutory contributions for which the Employer (or such other person) is liable to account in respect or in consequence of the payment of Employer Payments, or the purchase or sale of any Plan Shares, for the benefit of such Member and which (as between the Member and the Employer or such other person) is the liability of the Member but which the Employer or such other person cannot otherwise lawfully recover from the Member (whether by way of deduction from payroll or otherwise).

The Plan Custodian shall have the right to withhold Plan Shares held in a Member’s Account until the Member has agreed to such arrangements for giving effect to such indemnity (which, if appropriate may include an authority by the Member to his or her Employer to deduct and withhold such amount from any future wages, salary or other payment to the Member).

12.6	Assignment, Exemption from Seizure and Bankruptcy

Except as may otherwise be specifically provided by any applicable law, no right of a Member under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any attempt by anyone to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void, and any Plan Shares or money to which any person is entitled under the Plan are exempt from execution, seizure and attachment.

If, notwithstanding the foregoing, a Member is deprived by applicable law of interests in Plan Shares or ceases to retain beneficial interest in the Plan Shares, then all rights under the Plan will cease forthwith, no further Plan Shares will be allocated under the Plan to that Member, and any Employee Contributions which have not been used to purchase Plan Shares under the Plan shall be returned to such Member, without interest.

12.7	Physical, Mental or Legal Incapacity of the Member

If any payment is to be made under the Plan to a minor or other person who is physically, mentally or legally incompetent, the Plan Custodian shall pay the same to the parent or guardian or such other person having legal custody of, or being the legally appointed representative of, such person, to be applied by such parent, guardian, person having legal custody or legally appointed representative for the benefit of such person, without the Plan Custodian being further liable to see to the application thereof and so that any such payment shall be a complete discharge of any liability under the Plan and of any Employer therefor.

12.8	Stock Exchange Rules

Notwithstanding any terms of the Plan to the contrary, the Plan shall be subject to and limited by the rules, policies and other requirements of the Stock Exchange, in addition to the limitations referenced in Section 9.6 hereof.

SECTION 13

EFFECTIVE DATE AND TERM

13.1	Effective Date

The Plan shall become effective on the first day of the next calendar quarter following both (i) approval by the shareholders of Nortel at a meeting of shareholders of Nortel or any adjournment thereof, which meeting or any adjournment thereof shall occur within 12 months before or after the date the Plan is adopted by the board of directors of the Company; and (ii) approval by the board of directors of the Company at board meetings or by written consents (in accordance with applicable provisions of the corporate articles, by-laws, and applicable laws prescribing the method and degree of director approval). Any amendments to the Plan shall become effective upon their adoption by the board of directors of the Company, subject to approval by the shareholders of Nortel at the next meeting of shareholders of Nortel or any adjournment thereof, if required, in accordance with applicable provisions of the corporate articles, bylaws, applicable laws or the rules of the Stock Exchange and otherwise. If the shareholders of Nortel do not approve the Plan, or any amendments to the Plan requiring shareholder approval, the Plan or such amendments, as the case may be, shall not be effective.

13.2	Term

The Plan shall terminate on the date determined by the board of directors of the Company pursuant to Section 11.2 hereof and no purchase of Plan Shares pursuant to Section 5 hereof may be made under the Plan after the date of termination, but such termination shall not affect any purchases pursuant to the Plan prior to such termination. In no event may Plan Shares be purchased under the Plan after September 30, 2015.

SCHEDULE A

CHANGE IN CONTROL

1. Events Constituting Change in Control - For the purposes of this Plan, the term “Change in Control” means the occurrence of any of the following:

(a)	any Person or group acquires beneficial ownership of securities of Nortel representing more than 20% of the outstanding securities entitled to vote in the election of directors of Nortel (collectively, the “Voting Shares”) other than in connection with a Permitted Business Combination;

(b)	the consummation of a merger, amalgamation, business combination, reorganization or consolidation or sale or other disposition of all or substantially all of the assets of Nortel or any liquidation or dissolution of Nortel, including by way of plan of arrangement (a “Business Combination”) unless, in any such case:

(i)	such Business Combination involves solely Nortel, and one and more affiliated entities; or

(ii)	following completion of all steps involved in the transaction or transactions pursuant to which the Business Combination is effected:

(A)	Persons who were the beneficial owners, respectively, of the outstanding common shares of Nortel immediately prior to such Business Combination beneficially own, directly or indirectly, by reason of such prior ownership of common shares, more than 50% of the then-outstanding voting shares of (x) the entity resulting from such Business Combination (the “Resulting Entity”) or (y) the Person that ultimately controls the Resulting Entity, whether directly or indirectly (the “Ultimate Parent”); and

(B)	at least a majority of the members of the board of directors of the Person resulting from such Business Combination (or the Ultimate Parent) were members of the board of directors of Nortel (the “Nortel Board”) at the earlier of the time of the execution of the initial agreement providing for, or the action of the Nortel Board approving, such Business Combination;

(c)	the persons who were directors of Nortel on the date hereof (the “Incumbent Directors”) cease (for any reason other than death or disability) to constitute at least a majority of the Nortel Board; provided, that, any person who was not a director on the date hereof shall be deemed to be an Incumbent Director if such person was elected or appointed to the Nortel Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualify as Incumbent Directors either actually or by operation of this proviso, unless such election, appointment, recommendation or approval was the result of any actual or publicly threatened proxy contest for the election of directors; or

(d)	any other event which the Nortel Board determines in good faith could reasonably be expected to give rise to a Change in Control resulting from situations such as:

(i)	any Person acquiring a significant interest in Nortel; or

(ii)	the election of any Person to the Nortel Board in circumstances in which management has not solicited proxies in respect of such election.

2. Definitions - In addition to the definitions set out in Section 1 of the Plan, for the purposes of this Schedule A:

(a)	“beneficial ownership” means ownership at law or in equity and, for the purposes of this Plan, includes “beneficial ownership” as interpreted in accordance with Subsections 1(5) and (6) and Section 90 of the Securities Act (Ontario) as in force as of July 26, 2001 (the “OSA”);

(b)	“control” or “controls” means, with respect to any Person, the direct or indirect ownership of voting securities of such Person that carry with them in the aggregate more than 50% of the votes for the election of directors of such Person;

(c)	“group” means a Person and one or more other Persons who are acting jointly or in concert with such Person and, for the purposes of this Plan, “acting jointly or in concert” shall be interpreted in accordance with Subsection 91(1) of the OSA;

(d)	“Permitted Business Combination” means a Business Combination described in Paragraph 1(b)(i) or 1(b)(ii) above; and

(e)	“Person” includes any individual, legal or personal representative, corporation, company, partnership, syndicate, unincorporated association, trust, trustee, government body, regulatory authority or other entity, howsoever designated or constituted.

Nortel 2005 Stock Incentive Plan

     Section 1. Purpose of the Plan. The purpose of the Plan is to promote the long-term success of the Company by providing equity-based incentive awards to eligible employees. The Plan is designed to provide eligible employees a proprietary interest in Nortel and thereby encourage such employees to perform the duties of their employment to the best of their abilities and to devote their business time and efforts to further the growth and development of the Company. The Plan is also intended to assist the Company in attracting and retaining individuals with superior experience and ability.

     Section 2. Definitions. For purposes of the Plan, the following terms shall have the meaning set forth below:

          (a) “Award” shall mean an award of Options, Stock Appreciation Rights, Restricted Stock Units or Performance Stock Units granted to a Participant under the Plan.

          (b) “Base Price” shall mean the base dollar amount used to calculate the amount, if any, payable to a Participant with respect to a Share subject to a Stand-Alone SAR upon exercise thereof, which base dollar amount shall not be less than 100 percent of the Market Value of a Share on the Effective Date of the grant of the Stand-Alone SAR, subject to adjustment pursuant to Section 11.

          (c) “Board of Directors” shall mean the Board of Directors of Nortel.

          (d) “Canadian Award” shall mean an Award pursuant to which, as applicable, (i) in the case of Options (including any Tandem SARs), the Subscription Price is stated and payable in Canadian dollars (and, in the case of any Tandem SARs, any cash amount payable in settlement thereof shall be paid in Canadian dollars), (ii) in the case of Stand-Alone SARs, the Base Price is stated in Canadian dollars and any cash amount payable in settlement thereof shall be paid in Canadian dollars or (iii) in the case of Restricted Stock Units or Performance Stock Units, any cash amount payable in settlement thereof shall be paid in Canadian dollars.

          (e) “Cause” shall mean a Participant’s Termination, (i) for just cause or cause under applicable law or (ii) following his or her (A) willful breach or neglect of the duties of his or her employment; (B) failure or refusal to perform such duties after demand for performance or to comply with the Company’s rules, policies and practices, (C) dishonesty, (D) insubordination, (E) gross, serious or repeated misconduct, (F) conduct endangering, or likely to endanger, the health or safety of another employee, (G) conviction of a crime constituting a felony or other indictable offense, (H) serious breach of his or her contract of employment, where applicable, (I) gross incompetence, or (J) bringing the Company into disrepute; except that if, at the time of such Termination, (1) the Participant is covered by any severance, termination or similar plan or policy maintained by the Company that employs the Participant, the term “cause” shall have the meaning, if any, assigned thereto under such plan or policy or if there is no such definition of cause, the term “cause” shall mean the Participant’s Termination under circumstances in which the Participant is not entitled to receive notice of termination or compensation in lieu of notice under such plan or policy or (2) the Participant is party to an employment, severance, retention, or similar contract or agreement with the Company that employs the Participant and that contains a definition of the term “cause” or a similar term, the term “cause” shall have the meaning, if any, assigned thereto (or to such similar term) in such contract or agreement.

          (f) “CBCA” shall mean the Canada Business Corporations Act, R.S.C. 1985, c-C-44, as amended.

          (g) “Code” shall mean the United States Internal Revenue Code of 1986, as amended.

          (h) “Committee” shall mean the Joint Leadership Resources Committee of the Board of Directors and the Board of Directors of Nortel Networks Limited, described in Section 3 hereof, or such other committee or joint committee as may be designated by the Board of Directors and, if applicable, the Board of Directors of Nortel Networks Limited from time to time to administer the Plan that meets the requirements of Section 3 hereof.

          (i) “Company” shall mean, collectively, Nortel and its direct and indirect Subsidiaries, or any such Subsidiary individually, as the context requires.

          (j) “Control” shall mean, with respect to any Person, the possession, directly or indirectly, severally or jointly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise.

          (k) “Effective Date” shall mean the date as of which an Award shall take effect, provided that the Effective Date shall not be a date prior to the date the Committee determines an Award shall be made and, unless otherwise specified by the Committee, the Effective Date will be the date the Committee determines an Award shall be made.

          (l) “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

          (m) “Extension Period” shall mean, with respect to a Participant whose employment Terminates due to a Qualifying Termination Without Cause, the period beginning on such Participant’s Date of Termination and, unless determined otherwise by the Committee, ending on the earlier of (x) the twenty-four month anniversary of the Participant’s Date of Termination and (y) the date determined in accordance with the following:

(i)	in the case of a Participant who receives severance or other termination compensation pursuant to the terms of an individual agreement entered into by such Participant and the Company that employs the Participant or pursuant to the terms of any plan, policy or practice of such Company, the last day of the period under (x) or (y), as determined by the Committee: (x) the period used to calculate the portion of the severance or other termination amount payable to the Participant under such agreement, plan, policy or practice on the basis of his or her base salary rate or (y) a period of calendar weeks equal to (A) the severance or other termination amount payable to the Participant under such agreement, plan, policy or practice, divided by (B) the Participant’s weekly base salary rate; and

2

(ii)	in the case of a Participant who is party to a written contract of employment with the Company that employs the Participant that requires the Company to provide the Participant prior notice of such Qualifying Termination Without Cause or pay in lieu thereof (including payment of continued compensation during any period of “garden leave”), other than an individual agreement described in clause (i) above, the last day of any such notice period, in the case of a notice period that ends after the Participant’s Date of Termination, or the last day of the period for which the Participant receives pay in lieu of notice.

          (n) “Incentive Stock Option” shall mean an Option that, on the Effective Date, is intended to qualify and is designated by the Committee in the applicable instrument of grant as an Incentive Stock Option within the meaning of Section 422 of the Code (or any successor provision).

          (o) “Market Value” of a Share shall mean the average of the high and low prices for a board lot of Shares traded in Canadian dollars on the TSX during the relevant day or, if the volume of Shares traded on the composite tape during the relevant day in the United States exceeds the volume of Shares traded on the TSX on such relevant day, the average of the high and low prices for a board lot of Shares traded in U.S. dollars on the NYSE during the relevant day. The Market Value so determined may be in Canadian dollars or in U.S. dollars. As a result, the Market Value of a Share covered by a Canadian Award shall be either (a) such Market Value as determined above, if in Canadian dollars, or (b) such Market Value as determined above converted into Canadian dollars at the noon rate of exchange of the Bank of Canada on the relevant day, if in U.S. dollars. Similarly, the Market Value of a Share covered by a U.S. Award shall be either (a) such Market Value as determined above, if in U.S. dollars, or (b) such Market Value as determined above converted into U.S. dollars at the noon rate of exchange of the Bank of Canada on the relevant day, if in Canadian dollars. If on the relevant day there is not a board lot trade in the Shares on each of the TSX and NYSE or there is not a noon rate of exchange of the Bank of Canada, then the Market Value of a Share covered by a Canadian Award and the Market Value of a Share covered by a U.S. Award shall be determined as provided above on the first day immediately preceding the relevant day for which there were such board lot trades in the Shares and a noon rate of exchange. The Market Value of a Share shall be rounded up to the nearest whole cent.

          (p) “Nortel” shall mean Nortel Networks Corporation, a Canadian corporation, or any Successor thereto.

          (q) “NYSE” shall mean the New York Stock Exchange.

          (r) “Option” shall mean an option, granted in accordance with Section 6 hereof, to purchase a Share.

          (s) “Participants” shall mean those individuals to whom Awards have been granted from time to time under the Plan.

          (t) “Performance Criteria” shall mean such financial and/or personal performance criteria as may be determined by the Committee, including any Qualifying

3

Performance Criteria. Performance Criteria may be applied to either the Company as a whole or to a business unit or single or group of Companies, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a specified performance period, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, provided that the performance period for measurement or achievement of any such Performance Criteria (or incremental element thereof) shall in all events exceed one year.

          (u) “Performance Stock Unit” shall mean a right, granted in accordance with Section 8 hereof, to receive one Share or a cash payment of the Market Value of a Share, as determined by the Committee, that generally becomes Vested, if at all, subject to the attainment of Performance Criteria and satisfaction of such other conditions to Vesting, if any, as may be determined by the Committee.

          (v) “Person” shall mean any natural person, firm, partnership, limited liability company, association, corporation, company, trust, business trust, governmental authority or other entity.

          (w) “Plan” shall mean this Nortel 2005 Stock Incentive Plan, as set forth herein and as the same may be amended and in effect from time to time.

          (x) “Prior Plan” shall mean the Nortel Networks Corporation 1986 Stock Option Plan As Amended and Restated and/or the Nortel Networks Corporation 2000 Stock Option Plan, individually or collectively, as the context requires.

          (y) “Prior Plan Available Shares” shall mean those Shares that, on January 1, 2006, are authorized for issuance and available for grant of new awards under a Prior Plan (for greater certainty, excluding Unissued Prior Plan Option Shares) .

          (z) “Prior Plan Option” shall mean an option to purchase Shares granted to a participant under a Prior Plan that is outstanding, in whole or part, on January 1, 2006.

          (aa) “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or single or group of Companies, either individually, alternatively or in any combination, and measured either in total, incrementally or cumulatively over a period of more than one year, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as determined by the Committee: (i) cash flow, (ii) earnings per share, (iii) earnings before interest, taxes and/or amortization, (iv) return on sales, (v) total shareholder return, (vi) share price performance, (vii) return on capital, (viii) return on assets or net assets, (ix) revenue, (x) income or net income, (xi) operating income or net operating income, (xii) operating profit or net operating profit, (xiii) operating margin or profit margin, (xiv) return on operating revenue, (xv) return on invested capital, (xvi) market segment share, (xvii) product release schedules, (xviii) new product innovation, (xix) product cost reduction, (xx) brand recognition/acceptance, (xxi) product ship targets, or (xxii) customer satisfaction, in any such case, before or after interest and/or taxes. The Committee may appropriately adjust any evaluation of performance under a

4

Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (I) asset write-downs, (II) litigation or claim judgments or settlements, (III) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (IV) accruals for reorganization and restructuring programs and (V) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the annual report of Nortel to shareholders for the applicable year.

          (bb) “Qualifying Termination Without Cause” shall mean a Participant’s Termination Without Cause if, as a result thereof, the Participant receives severance or other termination compensation, including pay in lieu of notice, from the Company that employs the Participant pursuant to the terms of any individual, written employment, severance or similar agreement entered into by and between the Participant and such Company or any severance or termination plan, policy or practice established and maintained by such Company.

          (cc) “Restricted Stock Unit” shall mean a right, granted in accordance with Section 8 hereof, to receive a Share or a cash payment of the Market Value of a Share, as determined by the Committee, that generally becomes Vested, if at all, based on the Participant’s period of employment with the Company.

          (dd) “Retirement” shall mean a Participant’s Termination (including at the end of a period of long-term disability, if applicable) in accordance with whichever of the following clauses is applicable: (i) a Participant’s Termination after completing a number of full years of service with the Company that, when added to the Participant’s age at his or her Date of Termination, equals 65 or more; provided that the Participant has attained at least age 55 as of his or her Date of Termination, unless determination of the Participant’s eligibility for enhanced rights in respect of an Award on the basis of age (in whole or in part) is not permitted under the laws of any jurisdiction that apply to the Participant, and (ii) in the case of a Participant described in the exception under the foregoing clause (i), the Participant’s Termination (w) after having satisfied all eligibility and other requirements under any special pension arrangement applicable to the Participant to qualify for immediate commencement of retirement benefits in accordance with the provisions of such special pension arrangement, in the case of a Participant who is party to a special pension arrangement with the Company that employs the Participant, (x) after having completed at least ten full years of service with the Company and, in addition, having satisfied all eligibility and other requirements under the pension or retirement plan of the Company that employs the Participant to qualify for immediate commencement of early or normal retirement benefits in accordance with the provisions of such pension or retirement plan, in the case of a Participant employed by a Company that maintains a pension or retirement plan, other than a Participant party to a special pension arrangement subject to clause (w), (y) after having satisfied all eligibility and other requirements under a national or other government sponsored public social security system covering such Participant to qualify for immediate commencement of retirement income payments under such national or other government sponsored system, in the case of a Participant who does not participate in any pension or retirement plan and is not party to any special pension arrangement, as contemplated under the immediately preceding clause (ii)(w) or (ii)(x), or (z) in the case of any other Participant, as determined by the Committee.

5

          (ee) “Shares” shall mean the common shares without nominal or par value of Nortel and “Share” shall mean one common share without nominal or par value of Nortel, in each such case, subject to adjustment pursuant to Section 11.

          (ff) “Stand-Alone SAR” shall mean a Stock Appreciation Right that is granted on a stand-alone basis.

          (gg) “Stock Appreciation Right” or “SAR” shall mean a right, granted pursuant to Section 7 hereof, representing the right to receive upon the exercise thereof payment, in cash, Shares or any combination thereof, as determined by the Committee, equal to the excess of the Market Value of one Share over the Base Price or Subscription Price, whichever is applicable, on the terms and conditions and calculated in accordance with the provision of Section 7 hereof.

          (hh) “Stock Exchanges” shall mean the NYSE and the TSX.

          (ii) “Subsidiary” shall mean, with respect to any Person, each corporation or other Person in which the first Person owns or Controls, directly or indirectly, capital stock or other ownership interests representing 50% or more of the combined voting power of the outstanding voting stock or other ownership interests of such corporation or other Person and each “affiliated body corporate,” within the meaning of Subsection 2(2) of the CBCA, with respect to such first Person.

          (jj) “Subscription Price” shall mean, (i) with respect to an Option, the price payable by a Participant to purchase one Share on exercise of such Option, which shall not be less than 100 percent of the Market Value of a Share on the Effective Date of the grant of the Option covering such Share and (ii) with respect to a Tandem SAR, the Subscription Price applicable to the Option to which the Tandem SAR relates, in each such case, subject to adjustment pursuant to Section 11.

          (kk) “Successor” shall mean, with respect to any Person, a Person that succeeds to the first Person’s assets and liabilities by amalgamation, merger, liquidation, dissolution or otherwise by operation of law, or a Person to which all or substantially all the assets and/or business of the first Person are transferred.

          (ll) “Tandem SAR” shall mean a Stock Appreciation Right granted in tandem with an Option.

          (mm) “Termination” or “Date of Termination” (or any derivative thereof) shall mean (i) the date of termination of a Participant’s active employment with the Company that employs the Participant (other than in connection with the Participant’s transfer to employment with any other Company), whether such termination is lawful or otherwise, but not including a Participant’s absence from active employment during a period of vacation, temporary illness, authorized leave of absence or short or long-term disability, and (ii) in the case of a Participant who does not return to active employment with the Company immediately following a period of absence due to vacation, temporary illness, authorized leave of absence or short or long-term disability, the last day of such period of absence.

6

          (nn) “Termination Without Cause” shall mean a Participant’s Termination by the Company that employs the Participant for any reason other than Cause or due to the Participant’s Retirement, other than any such Qualifying Termination Without Cause.

          (oo) “Third Party Trust” shall mean a trust established pursuant to Section 3(c) with an independent, unaffiliated bank or other trust company, as trustee, to hold Shares for delivery from time to time to Participants upon exercise or settlement of Awards, that is established and maintained in accordance with the applicable banking and trust laws of the relevant jurisdiction and the requirements of Stock Exchanges.

          (pp) “TSX” shall mean The Toronto Stock Exchange.

          (qq) “Unissued Prior Plan Option Shares” shall mean those Shares that are subject to the unexercised portion of a Prior Plan Option on January 1, 2006, to the extent such portion of the Prior Plan Option thereafter expires or is forfeited, surrendered, cancelled or otherwise terminated without the issuance or delivery of such Shares, but not including any Shares subject to a Prior Plan Option that are withheld or otherwise not issued or delivered upon exercise of such Prior Plan Option in order to satisfy all or any portion of the holder’s obligation to pay the subscription price and/or withholding amounts related to the exercise of such Prior Plan Option.

          (rr) “Vested” (or any applicable derivative term) shall mean, with respect to an Award, that the applicable conditions with respect to continued employment, passage of time, achievement of Performance Criteria and/or any other conditions established by the Committee have been satisfied or, to the extent permitted under the Plan, waived, whether or not the Participant’s rights with respect to such Award may be conditioned upon prior or subsequent compliance with any confidentiality, non-competition or non-solicitation obligations.

          (ss) “U.S. Award” shall mean an Award pursuant to which, as applicable, (i) in the case of Options (including any Tandem SARs), the Subscription Price is stated and payable in United States dollars (and, in the case of any Tandem SARs, any cash amount payable in settlement thereof shall be paid in United States dollars), (ii) in the case of Stand-Alone SARs, the Base Price is stated in United States dollars and any cash amount payable in settlement thereof shall be paid in United States dollars or (iii) in the case of Restricted Stock Units or Performance Stock Units, any cash amount payable in settlement thereof shall be paid in United States dollars.

     Section 3. Administration

          (a) Composition of Committee. The Committee shall consist of two or more individuals, each of whom qualifies as an independent director, within the meaning of the rules of the Stock Exchanges and other applicable securities legislative and regulatory requirements, and at least two of whom qualify as (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of United States Treasury Regulation Section 1.162-27(e)(3)) under the Code. In addition, the composition of the Committee shall comply with all other applicable securities legislation and rules of the Stock Exchanges and regulatory authorities.

7

          (b) Powers of the Committee. The Committee shall administer the Plan in accordance with its terms. Subject to and consistent with the terms of the Plan, in addition to any authority of the Committee specified under any other terms of the Plan, the Committee shall have full and complete discretionary authority to:

     (i) interpret the Plan and instruments of grant evidencing Awards;

     (ii) prescribe, amend and rescind such rules and regulations and make all determinations necessary or desirable for the administration and interpretation of the Plan and instruments of grant evidencing Awards;

     (iii) determine those key employees of the Company who may be granted Awards, grant one or more Awards to such employees and approve or authorize the applicable form and terms of the related instrument of grant;

     (iv) determine the terms and conditions of Awards granted to any Participant, including, without limitation, (A) the type, and number of Shares subject to, an Award, including whether the Award shall be a Canadian Award or a U.S. Award, (B) the Subscription Price or Base Price for Shares subject to an Award, if applicable, (C) the conditions to the Vesting of an Award or any portion thereof, including terms relating to lump sum or installment Vesting, the period for achievement of any applicable Performance Criteria as a condition to Vesting and the conditions, if any, upon which Vesting of any Award or portion thereof will be waived or accelerated without any further action by the Committee, (D) the circumstances upon which an Award or any portion thereof shall be forfeited, cancelled or expire, (E) the consequences of a Termination with respect to an Award, (F) the manner of exercise or settlement of the Vested portion of an Award, including whether an Award shall be settled on a current or deferred basis, (G) whether and the terms upon which an Award shall be settled in cash, Shares or a combination thereof and (H) whether and the terms upon which any Shares delivered upon exercise or settlement of an Award must continue to be held by a Participant for any specified period;

     (v) determine whether and the extent to which any Performance Criteria or other conditions applicable to the Vesting of an Award have been satisfied or shall be waived or modified;

     (vi) amend the terms of any instrument of grant or other documents evidencing Awards; and

     (vii) determine whether, and the extent to which, adjustments shall be made pursuant to Section 11 and the terms of any such adjustments.

          (c) Establishment of Third Party Trusts. From time to time, the Committee may direct one or more of the Companies to establish and maintain one or more Third Party Trusts, on such terms and conditions as the Committee shall determine, and to contribute Shares and/or cash for the purchase of Shares thereto, in such amounts as the Committee shall determine; provided that no Third Party Trust shall be established or maintained with respect to a

8

Participant if the Committee reasonably determines that, as a result thereof, such Participant will be subject to early taxation or any increased amount of tax with respect to his or her Award(s).

          (d) Effects of Committee’s Decision. Any such interpretation, rule, regulation, determination or other act of the Committee shall be made in its sole discretion and shall be conclusively binding upon all Persons.

          (e) Liability Limitation. No member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith pursuant to the Plan or any instrument of grant evidencing any Award granted under the Plan. To the fullest extent permitted by law, the Company shall indemnify and save harmless each person made, or threatened to be made, a party to any action or proceeding in respect of the Plan by reason of the fact that such person is or was a member of the Committee or is or was a member of the Board of Directors.

          (f) Delegation and Administration. The Committee may, in its discretion, delegate such of its powers, rights and duties under the Plan, in whole or in part, to such committee, Person or Persons as it may determine, from time to time, on terms and conditions as it may determine, except the Committee shall not, and shall not be permitted to, delegate any such powers, rights or duties (i) with respect to the grant, amendment, administration or settlement of any Award of a Participant subject to Section 16 of the Exchange Act or otherwise to the extent delegation is not consistent with the CBCA or the rules of any Stock Exchange or (ii) with respect to the establishment or determination of the achievement of Qualifying Performance Criteria and any such purported delegation or action shall not be given effect. The Committee may also appoint or engage a trustee, custodian or administrator to administer or implement the Plan or any aspect of it, subject to the exception of the immediately preceding sentence hereof.

     Section 4. Shares Subject to the Plan.

          (a) Aggregate Plan Limits. Subject to adjustment pursuant to Section 11, the maximum aggregate number of Shares that may be delivered in connection with Awards granted under the Plan shall not exceed the sum of (i) 122 million Shares, (ii) the number of Prior Plan Available Shares and (iii) the number of Unissued Prior Plan Option Shares. Subject to adjustment pursuant to Section 11, of such aggregate maximum number of Shares, (i) no more than an aggregate of 95 million Shares may be delivered in connection with Awards of Restricted Stock Units and/or Performance Stock Units and (ii) no more than an aggregate of 122 million Shares may be delivered in connection with Awards of Incentive Stock Options. Any adjustment pursuant to Section 11 to the limitation on the number of Shares available for Awards of Incentive Stock Option shall be consistent with the requirements of Section 425 of the Code.

          (b) Tax Code Limits. During any five year period, a Participant may not be granted Awards under the Plan of (i) Options and/or Stock Appreciation Rights covering more than an aggregate of 25 million Shares or (ii) Restricted Stock Units and/or Performance Stock Units with respect to more than an aggregate of 15 million Shares, in each such case, subject to adjustment pursuant to Section 11.

9

          (c) Certain Additional Limits. The number of Shares issuable to insiders of the Company (as defined in the rules of the TSX for this purpose) under this Plan and all other Company security-based compensation arrangements (also as defined in the rules of the TSX) shall not exceed 10% of the issued and outstanding Shares and the number of Shares issued to insiders within any one year under all Company security-based compensation arrangements shall not exceed 10% of the issued and outstanding Shares.

          (d) Computation of Available Shares. For purposes of computing the total number of Shares available for grant under the Plan, Shares subject to any Award (or any portion thereof) that has expired or is forfeited, surrendered, cancelled or otherwise terminated prior to the issuance or transfer of such Shares and Shares subject to an Award (or any portion thereof) that is settled in cash in lieu of settlement in Shares shall again be available for grant under the Plan. Notwithstanding the foregoing, any Shares subject to an Award that are withheld or otherwise not issued upon exercise of any Option or Stock Appreciation Right or settlement of any Award to satisfy the Participant’s withholding obligations or in payment of any Subscription Price shall reduce the number of Shares available for grant under the limitations set forth in this Section 4.

          (e) Source of Shares. Shares delivered to Participants in connection with the exercise or settlement of Awards may be authorized but unissued Shares, Shares purchased in the open-market or in private transactions or Shares held in one or more Third Party Trusts. From time to time, the Board of Directors shall authorize the issuance, or the purchase of shares on the open market or in private transactions, of such number of Shares as may be necessary to permit Nortel to meet its obligations under the Plan.

     Section 5. Terms of Awards In General

          (a) Instrument of Grant. Each Award granted under the Plan shall be evidenced by an instrument of grant, in such form or forms as the Committee shall approve from time to time, which shall set forth such terms and conditions consistent with the terms of the Plan as the Committee may determine. Each instrument of grant shall set forth, at a minimum, the type and Effective Date of the Award evidenced thereby, the number of Shares subject to such Award, whether the Award is a Canadian Award or a U.S. Award and the applicable Vesting conditions and may specify such other terms and conditions consistent with the terms of the Plan as the Committee shall determine or as shall be required under any other provision of the Plan. References in the Plan to an instrument of grant shall include any supplements or amendments thereto.

          (b) Vesting Conditions. Subject to the terms of the Plan, the Committee shall determine any and all conditions to the Vesting of all and/or any portion of Awards and shall specify the material terms thereof in the applicable instrument of grant on, or as soon as reasonably practicable following, the Effective Date of the Award. Vesting of an Award, or portion thereof, may be conditioned upon passage of time, continued employment, satisfaction of Performance Criteria, or any combination of the foregoing, as determined by the Committee, provided that (i) except in connection with the death of a Participant, such conditions permit all or any portion of any Award to become Vested no earlier than the first anniversary of the Effective Date of the Award, (ii) performance conditions to Vesting of any portion of an Award

10

will be measured over a period greater than one year, (iii) except in connection with the death or Retirement of a Participant, Awards of Restricted Stock Units will not become Vested more rapidly than ratably over the three (3) year period following the Effective Date thereof and (iv) with respect to any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code, the applicable Performance Criteria shall be a measure based on one or more Qualifying Performance Criteria determined by the Committee on or prior to the Effective Date of such Award or as of any later time permitted under the applicable provisions of Section 162(m) of the Code. Subject to compliance with Section 162(m) of the Code, if applicable, the Committee may modify or supplement any Performance Criteria applicable to the Vesting of an outstanding Award to the extent the Committee deems appropriate to reflect any material change after the Effective Date of the Award in the relevant business operations of the Company or applicable business unit or individual or group of Companies.

          (c) Discretion of the Committee. Notwithstanding any other provision hereof or of any applicable instrument of grant, the Committee may (i) accelerate or waive any condition to the Vesting of any Award, all Awards, any class of Awards or Awards held by any group of Participants or (ii) if the Committee has reason to believe that grounds exist to terminate a Participant’s employment for Cause, suspend the right of a Participant to exercise any Vested Award or receive payment in settlement of any Vested Award pending resolution of such matter by the Company, provided, however, that the Committee shall not have or exercise any discretion under this Section 5(c) or any other provision of the Plan (x) that would permit or result in Vesting of an Award (or portion thereof) prior to the first anniversary of the Effective Date of such Award (except in the event of a Participant’s death) or (y) to modify the terms or conditions of any Performance Criteria or waive the satisfaction thereof with respect to any Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code.

          (d) No Repricing. The Subscription Price for Shares subject to any Award of Options and any related Tandem SARs and the Base Price for Shares subject to any Award of Stand-Alone SARs may not be reduced after the Effective Date of the Award thereof, either directly or indirectly, without prior shareholder approval, except for adjustments pursuant to Section 11 of the Plan.

          (e) Deferral of Payment or Other Settlement of Vested Awards. The terms and conditions applicable to any Award (or portion thereof) granted to a Participant who is subject to taxation under the Code and that constitutes “deferred compensation” subject to Section 409A of the Code are intended to comply with Section 409A of the Code. The terms of any such Award (or portion thereof) permitting the deferral of payment or other settlement thereof or providing for settlement in cash in lieu of Shares shall be subject to such requirements and shall be administered in such manner as the Committee may determine to be necessary or appropriate to comply with the applicable provisions of Code Section 409A as in effect from time to time.

     Section 6. Stock Options

11

          (a) General. The Committee may from time to time grant one or more Awards of Options to key employees of the Company on such terms and conditions, consistent with the Plan, as the Committee shall determine. The instrument of grant evidencing an Award of Options shall specify the Subscription Price for each Share subject to such Option, the maximum term of such Option, whether Tandem SARs are granted with respect to all or any such Options and whether such Options (or any portion thereof) are intended to qualify as Incentive Stock Options.

          (b) Vesting Terms. Options granted under the Plan shall become Vested at such times, in such installments and subject to such terms and conditions consistent with Section 5(b) hereof (including satisfaction of Performance Criteria and/or continued employment) as may be determined by the Committee and set forth in the applicable instrument of grant.

          (c) Subscription Price. The Subscription Price for each Share subject to an Option shall not be less than 100% of the Market Value of a Share on the Effective Date of the Award of such Option. The Subscription Price shall be stated and payable in Canadian dollars, if a Canadian Award, and in United States dollars, if a U.S. Award.

          (d) Exercise of Vested Options. Vested Options may be exercised in accordance with such procedures as may be established by the Committee, including procedures permitting the exercise of Options through a broker-assisted sale and remittance program authorized by the Committee. The Participant must pay or satisfy, in accordance with the terms of this Subsection (d) and Section 15(b), the full amount of the Subscription Price and withholding amounts with respect to such exercise and the Company may require as a condition to such exercise and/or the issuance or delivery of Shares to a Participant upon the Participant’s payment or satisfaction of such amounts in full in accordance with this Section 6(d) and Section 15(b) hereof. The Subscription Price shall be payable on exercise of a Vested Option:

     (i) in Canadian dollars, if a Canadian Award, or in United States dollars, if a U.S. Award, unless the Committee determines otherwise, and may be paid in cash, or by wire transfer, certified cheque, banker’s cheque or bank draft or other similar methods of cash equivalent payment acceptable to the Committee or any combination thereof;

     (ii) by the surrender and transfer of Shares then owned by the Participant to such Person as the Committee may direct;

     (iii) by the withholding of Shares otherwise issuable upon exercise of such Vested Option or by payment pursuant to a broker-assisted sale and remittance program authorized by the Committee; or

     (iv) in any combination of the foregoing.

     Shares surrendered or withheld in accordance with clause (ii) or (iii) of this Subsection (d) shall be valued at the Market Value thereof on the date of exercise, determined in Canadian dollars if used to purchase a Share subject to a Vested Canadian Award or in United States dollars if used to purchase a Share subject to a Vested U.S. Award. The Committee may impose, at any time, such limitations and prohibitions on the use of Shares in payment of the Subscription

12

Price as it deems appropriate and shall determine acceptable methods of surrendering or withholding Shares as payment of the Subscription Price.

          (e) Option Period. Unless the Committee provides for a shorter option period at or after the Effective Date of an Award of Options and subject to Section 9 hereof, all or any part of the Options covered by an Award shall, to the extent Vested, be exercisable, from time to time, within the period commencing on the date such Option or part thereof becomes Vested and ending on the day prior to the tenth anniversary of the Effective Date of such Award.

          (f) Incentive Stock Options. Options intended to qualify as Incentive Stock Options may only be granted to employees of the Company within the meaning of the Code, as determined by the Committee. No Incentive Stock Option shall be granted to any Participant if immediately after the grant of such Award, such Participant would own stock, including stock subject to outstanding Awards held by such Participant under the Plan or any other plan established by the Company, amounting to more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company. To the extent that the instrument of grant evidencing the Award of an Option specifies that an Option is intended to be treated as an Incentive Stock Option, the Option is intended to qualify to the greatest extent possible as an “incentive stock option” within the meaning of Section 422 of the Code, and shall be so construed; provided, however, that any such designation shall not be interpreted as a representation, guarantee or other undertaking on the part of the Company that the Option is or will be determined to qualify as an Incentive Stock Option. If and to the extent that the aggregate Subscription Price of Options subject to any portion of any Award of Incentive Stock Options that become Vested in any calendar year exceeds the $100,000 limitation of Section 422 of the Code, such Options shall not be treated as Incentive Stock Options notwithstanding any designation otherwise. Certain decisions, amendments, interpretations or other actions by the Committee and certain actions by a Participant may cause an Option to cease to qualify as an Incentive Stock Option pursuant to the Code and, by accepting an Award of Options hereunder, the Participant thereby consents and agrees in advance to any such disqualifying action.

     Section 7. Stock Appreciation Rights

          (a) General. The Committee may from time to time grant one or more Awards of Stock Appreciation Rights to key employees of the Company on such terms and conditions, consistent with the Plan, as the Committee shall determine.

          (b) Tandem SARs. (i) Tandem SARs may be granted at or after the Effective Date of the related Award of Options, and each Tandem SAR shall be subject to the same terms and conditions and denominated in the same currency as the Option to which it relates and the additional terms and conditions set forth in this Section 7.

     (ii) On exercise of a Tandem SAR, the related Option shall be cancelled and the Participant shall be entitled to an amount in settlement of such Tandem SAR calculated and in such form as provided in Subsection (d) below.

13

     (iii) Tandem SARs may be exercised only if and to the extent the Options related thereto are then Vested and exercisable and shall be exercised in accordance with such procedures as may be established by the Committee.

          (c) Stand-Alone SARs. (i) Stand-Alone SARs granted under the Plan shall become Vested at such times, in such installments and subject to such terms and conditions consistent with Section 5(b) hereof (including satisfaction of Performance Criteria and/or continued employment) as may be determined by the Committee and set forth in the applicable instrument of grant.

     (ii) The Base Price for each Share subject to a Stand-Alone SAR shall not be less than 100% of the Market Value of a Share on the Effective Date of the Award of such Stand-Alone SAR.

     (iii) Unless the Committee provides for a shorter period at or after the Effective Date of an Award of Stand-Alone SARs and subject to Section 9 hereof, all or any part of the Stand-Alone SARs covered by an Award shall, to the extent Vested, be exercisable, from time to time, within the period commencing on the date such Stand-Alone SARs or part thereof becomes Vested and ending on the day prior to the tenth anniversary of the Effective Date of such Award.

          (d) Exercise and Settlement. Upon exercise thereof and subject to payment or other satisfaction of all related withholding obligations in accordance with Section 15(b) hereof, Stock Appreciation Rights (and, in the case of Tandem SARs, the related Options) shall be settled by payment or delivery, in cash, Shares or any combination thereof, as determined by the Committee, of an aggregate amount equal to:

          the product of

(A)	the excess of the Market Value of a Share on the date of exercise over the Subscription Price or Base Price for a Share under the applicable Stock Appreciation Right,

          multiplied by

(B)	the number of Stock Appreciation Rights exercised.

     Any cash payment in settlement of a Stock Appreciation Right shall be payable in Canadian dollars, if made with respect to a Canadian Award, and in United States dollars, if made with respect to a U.S. Award. To the extent any portion of Stock Appreciation Rights are settled in Shares, such settlement shall be made by delivery of the greatest number of Shares having a Market Value on the date of exercise equal to the amount so settled.

     Section 8. Restricted Stock Units and Performance Stock Units

          (a) General. The Committee may from time to time grant one or more Awards of Restricted Stock Units and/or Performance Stock Units to key employees of the Company on such terms and conditions, consistent with the Plan, as the Committee shall determine.

14

          (b) Vesting Terms. Restricted Stock Units and/or Performance Stock Units shall become Vested at such times, in such installments and subject to such terms and conditions consistent with Section 5(b) hereof as may be determined by the Committee and set forth in the applicable instrument of grant, provided that the conditions to Vesting of Restricted Stock Units shall be based on the Participant’s continued employment, without regard to the satisfaction of any Performance Criteria, and the conditions to Vesting of Performance Stock Units shall be based on the satisfaction of Performance Criteria either alone or in addition to any other Vesting conditions as may be determined by the Committee consistent with Section 5(b) hereof.

          (c) Settlement. Unless deferral of payment in settlement of Restricted Stock Units and/or Performance Stock Units is permitted or required under the terms of the Award thereof, Restricted Stock Units and Performance Stock Units shall be settled upon or as soon as reasonably practicable following the Vesting thereof, subject to payment or other satisfaction of all related withholding obligations in accordance with Section 15(b) hereof. Settlement shall be made in cash, Shares or any combination thereof, as determined by the Committee. Settlement of Restricted Stock Units and/or Performance Stock Units in Shares shall be made by delivery of one Share for each such Restricted Stock Unit or Performance Stock Unit then being settled. Settlement of Restricted Stock Units or Performance Stock Units in cash shall be made by payment of an aggregate amount equal to:

          the product of

(A)	the Market Value of a Share on the applicable settlement date specified by the Committee,

          multiplied by

(B)	the number of Restricted Stock Units or Performance Stock Units then being settled.

          Any cash payment in settlement of Restricted Stock Units or Performance Stock Units shall be payable in Canadian dollars, if made with respect to a Canadian Award, and in United States dollars, if made with respect to a U.S. Award.

          (d) Dividend Equivalents. The terms of an Award of Restricted Stock Units or Performance Stock Units may include provision for the accrual of dividend equivalent amounts with respect to cash dividends paid in the ordinary course to shareholders in respect of outstanding Shares. If the Committee determines that dividend equivalent amounts will be accrued in respect of Restricted Stock Units or Performance Stock Units subject to an Award, if and when cash dividends are paid with respect to Shares (other than any extraordinary dividend) to shareholders of record as of a record date occurring during the period from the Effective Date of the applicable Award to the date of settlement thereof, a number of additional Restricted Stock Units or Performance Stock Units, as the case may be, shall be granted to the holder of such Award equal to the greatest number of whole Shares having a Market Value, as of the payment date for such dividend, equal to the product of (i) the cash dividend paid with respect to a Share multiplied by (ii) the number of Restricted Stock Units or Performance Stock Units subject to such Award as of the record date for the dividend. The additional Restricted

15

Stock Units or Performance Stock Units granted to a Participant shall be subject to the same terms and conditions, including Vesting and settlement terms, as the corresponding Restricted Stock Units or Performance Stock Units, as the case may be. The Committee may provide that, in lieu of the grant of additional Restricted Stock Units or Performance Stock Units, dividend equivalent amounts may be accrued and paid in cash, at the time and on the same terms and conditions, of settlement of the corresponding Restricted Stock Units or Performance Stock Units, as the case may be.

     Section 9. Consequences of Termination.

          (a) Options/Stock Appreciation Rights. Unless otherwise determined by the Committee, outstanding Options and/or Stock Appreciation Rights held by a Participant (or the executors or administrators of such Participant’s estate, any person or persons who acquire the right to exercise Options and/or Stock Appreciation Rights directly from the Participant by bequest or inheritance or any other permitted transferee of the Participant under Section 10 hereof) as of the Participant’s Date of Termination shall be subject to the following clauses (i) though (iv), as applicable; except that, (x) in all events, the period for exercise of Options and/or Stock Appreciation Rights shall end no later than the last day of the maximum term thereof established under Section 6(e) or 7(c)(iii), as applicable, and (y) unless otherwise determined by the Committee, any outstanding Options and/or Stock Appreciation Rights that are subject to Vesting conditions based in whole or part upon the satisfaction of Performance Criteria and that have not become Vested prior to the Participant’s Date of Termination shall immediately be cancelled and forfeited and all rights and interests of the holder or beneficiary thereof shall thereupon terminate, in all cases, for no consideration.

     (i) In the case of a Participant’s Termination due to Retirement, (x) those of the Participant’s outstanding Options and/or Stock Appreciation Rights that have become Vested prior to the Participant’s Date of Termination shall continue to be exercisable during the period ending on the three (3) year anniversary of the Date of Termination and (y) those of the Participant’s outstanding Options and/or Stock Appreciation Rights that have not become Vested prior to the Participant’s Date of Termination shall become Vested and exercisable as of the later of the Date of Termination and the one year anniversary of the Effective Date of the Award thereof and thereafter shall continue to be exercisable for the remaining portion of the period ending on the three (3) year anniversary of the Date of Termination.

     (ii) In the case of a Participant’s Termination due to death, (x) those of the Participant’s outstanding Options and/or Stock Appreciation Rights that have not become Vested prior to the Participant’s Date of Termination shall become Vested and exercisable as of the Date of Termination and (y) all of the Participant’s outstanding Options and/or Stock Appreciation Rights shall continue to be exercisable during the period ending on the two (2) year anniversary of the Date of Termination.

     (iii) In the case of a Participant’s Termination due to the Participant’s resignation or the Participant’s Termination Without Cause, (x) those of the Participant’s outstanding Options and/or Stock Appreciation Rights that have not become Vested prior to the Date of Termination shall be forfeited and cancelled as of such Date of

16

Termination and (y) those of the Participant’s outstanding Options and/or Stock Appreciation Rights that have become Vested prior to the Participant’s Date of Termination shall continue to be exercisable during the ninety (90) day period following such Date of Termination.

     (iv) In the case of a Participant’s Termination due to a Qualifying Termination Without Cause, (x) those of the Participant’s outstanding Options and/or Stock Appreciation Rights that have become Vested prior to the Participant’s Date of Termination shall continue to be exercisable during the Participant’s Extension Period and during the period ending ninety (90) days immediately following the last day of such Extension Period, (y) those of the Participant’s outstanding Options and/or Stock Appreciation Rights that have not become Vested prior to the Participant’s Date of Termination but would have become Vested during the Participant’s Extension Period subject only to the Participant’s continued employment with the Company for all or a portion of the Extension Period shall remain outstanding and shall become Vested and exercisable as of the scheduled date for Vesting as if the Participant’s employment had continued during the Extension Period, and thereafter shall continue to be exercisable during the remaining portion of the Extension Period and the ninety (90) day period immediately following the last day of the Extension Period and (z) subject to the proviso below, all other outstanding Options and/or Stock Appreciation Rights shall be forfeited and cancelled as of the Participant’s Date of Termination; provided however that if a Participant subject to this clause (iv) would have qualified for Retirement had his or her employment with the Company continued for all or a portion of the Participant’s Extension Period, the rights of such Participant (or any permitted transferee thereof) with respect to his or her outstanding Options and/or Stock Appreciation Rights shall be governed by clause (i) of this Section 9 effective as of the date the Participant would have first qualified for Retirement.

Options and/or Stock Appreciation Rights that are not exercised prior to the expiration of the exercise period following a Participant’s Date of Termination permitted under this Section 9(a) shall automatically expire on the last day of such period.

          (b) Restricted Stock Units and Performance Stock Units. Unless otherwise determined by the Committee, upon a Participant’s Termination for any reason, any then outstanding Restricted Stock Units and Performance Stock Units that have not become Vested prior to the Participant’s Date of Termination shall immediately be cancelled and forfeited and all rights and interests in respect of such Restricted Stock Units and Performance Stock Units of the Participant (and the executors and administrators of such Participant’s estate, any person or persons acquiring any interest directly from the Participant by bequest or inheritance and any other permitted transferee of the Participant under Section 10 hereof)) shall thereupon terminate, in all cases, for no consideration.

          (c) Termination for Cause. Notwithstanding any other provision hereof or in any instrument of grant, in the case of a Participant’s Termination for Cause, any and all then outstanding Awards granted to the Participant, whether or not Vested, shall be immediately forfeited and cancelled, without any consideration therefore, as of the commencement of the day that notice of such termination is given.

17

     Section 10. Transferability.

          (a) Transfer Restrictions. Unless otherwise provided in the instrument of grant evidencing an Award, no Award, and no rights or interests therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Participant other than by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process including without limitation seizure for the payment of the Participant’s debts, judgments, alimony or separate maintenance.

          (b) Permitted Transfers. Notwithstanding the foregoing, the Committee may provide in the applicable instrument of grant that an Award is transferable or assignable (a) in the case of a transfer without the payment of any consideration, to the Participant’s spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, persons having one of the foregoing types of relationship with a Participant due to adoption and any entity in which these persons (or the Participant) own more than fifty percent of the voting interests and (b) to an entity in which more than fifty percent of the voting interests are owned by these persons (or the Participant) in exchange for an interest in that entity. Following any such transfer or assignment, the Award shall remain subject to substantially the same terms applicable to the Award while held by the Participant to whom it was granted, as modified as the Committee shall determine appropriate, and, as a condition to such transfer, the transferee shall execute an agreement agreeing to be bound by such terms. An Incentive Stock Option may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment or transfer that does not qualify under this Section 10 shall be void and unenforceable against the Company.

     Section 11. Alteration of Share Capital.

          (a) No Corporate Action Restriction. The existence of the Plan and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board of Directors or the shareholders of Nortel to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the capital structure or business of any Company, (ii) any merger, consolidation, amalgamation or change in ownership of any Company, (iii) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the capital stock of any Company or the rights thereof, (iv) any dissolution or liquidation of any Company, (v) any sale or transfer of all or any part of the assets or business of any Company or (vi) any other corporate act or proceeding with respect to any Company. No Participant or any other Person shall have any claim against any member of the Board of Directors or the Committee, or any Company or any employees, officers or agents of any Company as a result of any such action.

          (b) Recapitalization Adjustment.

     (i) In the event that (A) a dividend shall be declared upon the Shares or other securities of Nortel payable in Shares or other securities of Nortel, (B) the outstanding Shares shall be changed into or exchanged for a different number or kind of shares or other securities of Nortel or of another corporation or entity, whether through an

18

arrangement, plan of arrangement, amalgamation or other similar statutory procedure or a share recapitalization, subdivision, consolidation or otherwise, (C) there shall be any change, other than those specified in (A) or (B) above, in the number or kind of outstanding Shares or of any shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged, or (D) there shall be a distribution of assets or shares to shareholders of Nortel out of the ordinary course of business, then, if the Board of Directors shall determine that an adjustment in the number or kind of Shares theretofore authorized but not yet covered by Awards, in the number or kind of Shares theretofore subject to outstanding Awards, in the Subscription Price or Base Price applicable under any outstanding Awards, in the number or kind of Shares generally available for Awards or available in any calendar year under the Plan and/or such other adjustment as may be appropriate should be made, such adjustment shall be made by the Board of Directors and shall be effective and binding for all purposes.

     (ii) In the case of any such adjustment as provided for in this Section, the Subscription Price or Base Price shall be adjusted appropriately to reflect such adjustment. No adjustment provided for in this Section shall require Nortel to issue a fractional Share and the total adjustment with respect to each outstanding Award shall be limited accordingly.

     (iii) Any adjustment made pursuant to this Section with respect to the terms of an Option shall require a similar modification with respect to the terms of the Stock Appreciation Right to which such Option relates.

     Section 12. Amendment and Termination From time to time the Board of Directors may, in addition to its powers under the Plan, add to or amend any of the provisions of the Plan or suspend or terminate the Plan or amend the terms of any then outstanding Award granted under the Plan or its related instrument of grant; provided, however, that (a) no such amendment, suspension or termination shall be made at any time to the extent such action would materially adversely affect the existing rights of a Participant with respect to any then outstanding Award without his or her consent in writing, provided that the Committee may amend the terms of, or suspend or terminate, an Award of Incentive Stock Options at any time after the Effective Date of such Award in a manner that results or could result in the failure of such Options to qualify or continue to qualify as “incentive stock options” within the meaning of Section 422 of the Code without the consent of the Participant, and (b) Nortel shall obtain shareholder approval of any amendment that the Company determines constitutes a material amendment within the meaning of the applicable rules of the NYSE (other than an amendment pursuant to the adjustment provisions of Section 11), and such amendment shall become effective only upon shareholder approval thereof, including, without limitation, any such amendment that would:

     (i) increase the maximum number of Shares for which Awards may be granted under the Plan;

     (ii) reduce the Subscription Price or Base Price at which Options or Stock Appreciation Rights may be granted below the price provided for in Sections 6(c) and 7(c);

19

     (iii) reduce the Subscription Price or Base Price of outstanding Options or Stock Appreciation Rights;

     (iv) extend the term of the Plan or the maximum term of Options granted under the Plan;

     (v) change the class of persons eligible for grants of Awards under the Plan;

     (vi) increase the limits in Section 4;or

     (vii) a change which would permit all or any portion of an Award to become Vested prior to the first anniversary of the Effective Date of such Award, other than in the event of the death of a Participant.

     Section 13. Regulatory Approval. Notwithstanding anything herein to the contrary, Nortel shall not be obligated to cause to be issued any Shares or cause to be issued and delivered any certificates evidencing Shares pursuant to the Plan, unless and until Nortel is advised by its legal counsel that the issuance and delivery of the Shares and such Share certificates is in compliance with all applicable laws, regulations, rules, orders of governmental or regulatory authorities in Canada, the United States and any other applicable jurisdiction, and the requirements of the Stock Exchanges. Nortel shall in no event be obligated to take any action in order to cause the issuance or delivery of Shares or such certificates to comply with any such laws, regulations, rules, orders or requirements. The Committee may require, as a condition of the issuance and delivery of such Shares or certificates and in order to ensure compliance with such laws, regulations, rules, orders and requirements, that the Participant, or any permitted transferee of the Participant under Section 9 hereof or, after his or her death, the Participant’s estate, as described in Section 9 hereof, make such covenants, agreements and representations as the Committee deems necessary or desirable.

     Section 14. No Additional Rights. No Person shall have any claim or right to be granted Awards under the Plan, and the grant of any Awards under the Plan shall not be construed as giving a Participant any right to continue in the employment of the Company or affect the right of the Company to terminate the employment of a Participant. Unless otherwise determined by the Committee, neither any period of notice, if any, nor any payment in lieu thereof, upon Termination shall be considered as extending the period of employment for the purposes of the Plan.

     Section 15. Miscellaneous Provisions.

          (a) Shareholder Rights. A Participant shall not have the right or be entitled to exercise any voting rights, receive any dividends or have or be entitled to any other rights as a shareholder in respect of Shares subject to an Award unless and until such Shares have been paid for in full and issued and certificates therefor have been issued to the Participant. A Participant entitled to Shares as a result of the exercise of an Option or Stock Appreciation Right or the settlement of a Restricted Stock Unit or a Performance Stock Unit shall not be deemed for any purpose to be, or have any such rights as a shareholder of Nortel by virtue of such exercise or settlement, except to the extent a Share certificate is issued therefor and then only from the date such certificate is issued. No adjustment shall be made for dividends or distributions or other

20

rights for which the record date is prior to the date such share certificate is issued, other than adjustments for dividend equivalent amounts to the extent provided under Section 8(d) hereof.

          (b) Withholding. The Company may withhold from any amount payable to a Participant, either under this Plan or otherwise, such amount as may be necessary so as to ensure that the Company will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or that any other required deductions are paid or otherwise satisfied, including withholding of the amount, if any, includable in the income of a Participant. The Company shall also have the right in its discretion to satisfy any such liability for withholding or other required deduction amounts by retaining or acquiring any Shares, or retaining any amount payable, which would otherwise be issued or delivered, provided or paid to a Participant hereunder. The Company may require a Participant, as a condition to exercise of an Option or Stock Appreciation Right or the settlement of a Restricted Stock Unit or a Performance Stock Unit, to pay or reimburse the Company for any such withholding or other required deduction amounts related to the exercise of Options or Stock Appreciation Rights or settlement of Restricted Stock Units or Performance Stock Units.

          (c) Governing Law. The Plan, all instruments of grant evidencing Awards granted hereunder and any other agreements or other documents relating to the Plan shall be interpreted and construed in accordance with the laws of the Province of Ontario, except to the extent the terms of the Plan or of any supplement or appendix to the Plan expressly provides for application of the laws of another jurisdiction. The Committee may provide that any dispute as to any Award shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in the Plan, in any instrument of grant evidencing Awards granted hereunder or in any other agreement or document relating to the Plan to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

          (d) Compliance with Laws of Other Jurisdictions. Awards may be granted to Participants who are citizens or residents of a jurisdiction other than Canada or the United States on such terms and conditions different from those under the Plan as may be determined by the Committee to be necessary or advisable to achieve the purposes of the Plan while also complying with applicable local laws, customs and tax practices, including any such terms and conditions as may be set forth in any supplement or appendix to the Plan intended to govern the terms of any such Award. In no event shall the eligibility, grant, exercise or settlement of an Award constitute a term of employment, or entitlement with respect to employment, of any employee.

     Section 16. Effective Date and Term of Plan.

          (a) Effective Date. The Plan, and any amendments to the Plan, shall become effective upon its or their adoption by the Board of Directors, subject to approval by the shareholders of Nortel at the next annual meeting of shareholders of Nortel or any adjournment thereof, if required. If the shareholders do not approve the Plan, or any amendments to the Plan requiring shareholder approval, the Plan or such amendments shall not be effective, and any and all actions taken prior thereto, including the making of any Awards subject to such approval being obtained, shall be null and void or shall, if necessary, be deemed to have been fully rescinded.

21

          (b) Termination. The Plan shall terminate on the date determined by the Board of Directors pursuant to Section 12 hereof and no Awards may become effective under the Plan after the date of termination, but such termination shall not affect any Awards that became effective pursuant to the Plan prior to such termination. No Awards may be made after the tenth anniversary of the effective date of the Plan.

22